Execution Version INCREMENTAL FACILITY AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of July 6, 2022 (this “Incremental Amendment”), is made and entered into by and among LIVANOVA PLC, a company incorporated under the laws of England and Wales (“Holdings”), LIVANOVA USA, INC.., a Delaware corporation (the “Borrower”), each of the entities listed under the caption “Second Incremental Amendment Term Lenders” on the signature pages hereto (each, a “Second Incremental Amendment Term Lender” and, collectively, the “Second Incremental Amendment Term Lenders”), each of the entities listed under the caption “Delayed Draw Incremental Lenders” on the signature pages hereto (each, a “Delayed Draw Incremental Lender” and, collectively, the “Delayed Draw Incremental Lenders”), GOLDMAN SACHS BANK USA, as First Lien Administrative Agent (solely in such capacity, the “First Lien Administrative Agent”), the Revolving Lenders and Issuing Banks and, for purposes of Sections 8 and 10 hereof only, the other Loan Parties as of the date hereof. RECITALS: WHEREAS, reference is made to the Credit Agreement, dated as of August 13, 2021 (as amended by the Amendment No. 1 dated as of December 24, 2021, the Incremental Amendment No. 1 dated as of February 24, 2022 and the Amendment No. 2 dated as of March 16, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement” and, as amended by this Incremental Amendment, the “Amended First Lien Credit Agreement”), by and among Holdings, the Borrower, the Lenders and Issuing Banks from time to time party thereto, the First Lien Administrative Agent and the First Lien Collateral Agent; WHEREAS, it is intended that (a) the Borrower will obtain (x) a First Lien Incremental Term Facility in an aggregate principal amount of $300,000,000 (the “Second Incremental Amendment Term Facility”; the loans thereunder, the “Second Incremental Amendment Term Loans”; and, the commitments thereunder, the “Second Incremental Amendment Term Commitments”) from the Second Incremental Amendment Term Lenders in the principal amounts set forth on Schedule I hereto under the caption “Second Incremental Amendment Term Commitments” and (y) a First Lien Delayed Draw Incremental Term Facility in an aggregate principal amount of $50,000,000 (the “Delayed Draw Incremental Term Facility”; the loans thereunder, the “Delayed Draw Incremental Term Loans”; and, the commitments thereunder, the “Delayed Draw Incremental Commitments”) from the Delayed Draw Incremental Lenders in the principal amounts set forth on Schedule I hereto under the caption “Delayed Draw Incremental Commitments”, (b) the proceeds of (x) the borrowings under the Second Incremental Amendment Term Facility will be used to (i) repay in full the Bridge Loans and (ii) pay fees and expenses incurred in connection with the granting of the Second Incremental Amendment Term Facility incurred on the Second Amendment Effective Date, the entering into of the First Lien Loan Documents on the Second Amendment Effective Date and the other transactions contemplated by this Incremental Amendment, with the remainder to be used for general corporate purposes and (y) the Delayed Draw Incremental Term Facility will be used for general corporate purposes and (c) the Revolving Lenders and Issuing Banks agree to amend certain provisions of the Existing First Lien Credit Agreement as provided for in the Amended First Lien Credit Agreement;

2 WHEREAS, subject to the terms and conditions of the Existing First Lien Credit Agreement, and pursuant to Section 2.20 of the Existing First Lien Credit Agreement, the Borrower has requested that (a) the Second Incremental Amendment Term Lenders will make the Second Incremental Amendment Term Loans to the Borrower, (b) the Delayed Draw Incremental Lenders will make Delayed Draw Incremental Commitments available to the Borrower and (c) the Existing First Lien Credit Agreement be amended in the manner provided for herein; and WHEREAS, (i) the Second Incremental Amendment Term Lenders are willing to make the Second Incremental Amendment Term Loans to the Borrower on the Second Incremental Amendment Effective Date, (ii) the Delayed Draw Incremental Lenders are willing to make the Delayed Draw Incremental Commitments available to the Borrower on the Second Incremental Amendment Effective Date and (iii) the parties hereto wish to amend the Existing First Lien Credit Agreement on the terms and subject to the conditions set forth herein and in the Amended First Lien Credit Agreement. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended First Lien Credit Agreement. This Incremental Amendment is an “Incremental Facility Amendment” and a “First Lien Loan Document”, each as defined in the Amended First Lien Credit Agreement. SECTION 2. Second Incremental Amendment Term Loans. (a) Each Second Incremental Amendment Term Lender hereby agrees, severally and not jointly, to make a Second Incremental Amendment Term Loan to the Borrower on the Second Incremental Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such Second Incremental Amendment Term Lender’s name on Schedule I attached hereto, on the terms set forth herein and in the Amended First Lien Credit Agreement, and subject to the conditions set forth below. The Second Incremental Amendment Term Loans are “First Lien Incremental Term Loans” as contemplated by Section 2.20 of the Existing First Lien Credit Agreement and shall be deemed to be “Term Loans” as defined in the Amended First Lien Credit Agreement for all purposes of the Amended First Lien Credit Agreement and the other First Lien Loan Documents. For the avoidance of doubt, at all times the Second Incremental Amendment Term Loans shall be secured by Liens on the same assets and property securing the Revolving Facility, which Liens shall rank pari passu, and shall be guaranteed by the same Persons that guarantee the Revolving Facility. (b) Each Second Incremental Amendment Term Lender (i) confirms that a copy of the Existing First Lien Credit Agreement, the Amended First Lien Credit Agreement and the other applicable First Lien Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Amendment and to make a Second Incremental Amendment Term Loan have been made

3 available to such Second Incremental Amendment Term Lender; (ii) agrees that it will (together with any affiliates that it acts through as it deems appropriate), independently and without reliance upon the First Lien Administrative Agent, or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing First Lien Credit Agreement, the Amended First Lien Credit Agreement or the other applicable First Lien Loan Documents, including this Incremental Amendment; (iii) appoints and authorizes the First Lien Administrative Agent and the First Lien Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Existing First Lien Credit Agreement, the Amended First Lien Credit Agreement and the other First Lien Loan Documents as are delegated to the First Lien Administrative Agent and the First Lien Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Second Incremental Amendment Effective Date such Second Incremental Amendment Term Lender, as the case may be, shall be a “Lender” and an “Additional Term Lender” under, and for all purposes of, the Existing First Lien Credit Agreement, the Amended First Lien Credit Agreement and the other First Lien Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Additional Term Lender thereunder. SECTION 3. Delayed Draw Incremental Term Loans. (a) Each Delayed Draw Incremental Lender hereby agrees, severally and not jointly, to make a Delayed Draw Incremental Commitment available to the Borrower on the Second Incremental Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such Delayed Draw Incremental Lender’s name on Schedule I attached hereto, on the terms set forth herein and in the Amended First Lien Credit Agreement, and subject to the conditions set forth below. Any Delayed Draw Incremental Term Loans provided pursuant to this Incremental Amendment are “First Lien Incremental Term Loans” as contemplated by Section 2.20 of the Existing First Lien Credit Agreement and shall be deemed to be “Term Loans” as defined in the Amended First Lien Credit Agreement for all purposes of the Amended First Lien Credit Agreement and the other First Lien Loan Documents. For the avoidance of doubt, at all times any Delayed Draw Incremental Term Loans provided pursuant to this Incremental Amendment shall be secured by Liens on the same assets and property securing the Revolving Facility, which Liens shall rank pari passu, and shall be guaranteed by the same Persons that guarantee the Revolving Facility. (b) Each Delayed Draw Incremental Lender (i) confirms that a copy of the Existing First Lien Credit Agreement, the Amended First Lien Credit Agreement and the other applicable First Lien Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Amendment and to make a Delayed Draw Incremental Commitment have been made available to such Delayed Draw Incremental Lender; (ii) agrees that it will (together with any affiliates that it acts through as it deems appropriate), independently and without reliance upon the First Lien Administrative Agent, or any other Lender or agent and based

4 on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing First Lien Credit Agreement, the Amended First Lien Credit Agreement or the other applicable First Lien Loan Documents, including this Incremental Amendment; (iii) appoints and authorizes the First Lien Administrative Agent and the First Lien Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Existing First Lien Credit Agreement, the Amended First Lien Credit Agreement and the other First Lien Loan Documents as are delegated to the First Lien Administrative Agent and the First Lien Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Second Incremental Amendment Effective Date such Delayed Draw Incremental Lender, as the case may be, shall be a “Lender” and an “Additional Term Lender” under, and for all purposes of, the Existing First Lien Credit Agreement, the Amended First Lien Credit Agreement and the other First Lien Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Additional Term Lender thereunder. SECTION 4. Amended First Lien Credit Agreement. The Existing First Lien Credit Agreement is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A attached hereto and (ii) add the Form of Specified Discount Prepayment Notice, Form of Specified Discount Prepayment Response, Form of Discount Range Prepayment Notice, Form of Discount Range Prepayment Offer, Form of Solicited Discount Prepayment Notice, Form of Solicited Discount Prepayment Offer and Form of Acceptance and Prepayment Notice, each to be attached to the Amended First Lien Credit Agreement as Exhibits H-1 through M, respectively, with the applicable forms attached as Exhibit B attached hereto. Each Second Incremental Amendment Term Lender, each Delayed Draw Incremental Lender, each Revolving Lender and each Issuing Bank hereby consents to the amendments to the Existing First Lien Credit Agreement as set forth herein and therein pursuant to the terms and conditions set forth in this Incremental Amendment and the Amended First Lien Credit Agreement. Except as expressly set forth in this Incremental Amendment, the Second Incremental Amendment Term Loans, the Delayed Draw Incremental Commitments and the Delayed Draw Incremental Term Loans shall otherwise be subject to the provisions of the Amended First Lien Credit Agreement and the other First Lien Loan Documents. SECTION 5. Type of Amendments. The Borrower and the First Lien Administrative Agent hereby agree that all amendments set forth hereunder and in Exhibit A attached hereto are, in their reasonable opinion, necessary to effectuate the provisions of Section 2.20 of the Existing First Lien Credit Agreement. SECTION 6. Conditions Precedent to Second Incremental Amendment Term Loans and Delayed Draw Incremental Commitments. This Incremental Amendment, each Second Incremental Amendment Term Lender’s obligation to make the Second Incremental Amendment Term Loans pursuant to this Incremental Amendment and each Delayed Draw Incremental Lenders’ obligation to make the Delayed Draw Incremental Commitments available pursuant to this Incremental Amendment shall become effective as of the date on which the

5 following conditions precedent are satisfied or waived (such date, the “Second Incremental Amendment Effective Date”): (a) The First Lien Administrative Agent (or its counsel) shall have received a counterpart of this Incremental Amendment (which may include facsimile or other electronic transmission of a signed counterpart of this Incremental Amendment) signed on behalf of Holdings, the Borrower and each other Loan Party, the Revolving Lenders and Issuing Banks, the Second Incremental Amendment Term Lenders and the Delayed Draw Incremental Lenders. (b) The First Lien Administrative Agent shall have received a written opinion (addressed to the First Lien Administrative Agent, the Second Incremental Amendment Term Lenders and the Delayed Draw Incremental Lenders and dated as of the Second Incremental Amendment Effective Date) of each of (i) Cleary Gottlieb Steen & Hamilton LLP, New York counsel for the Loan Parties, (ii) Cleary Gottlieb Steen & Hamilton LLP, UK counsel for the Loan Parties, (iii) Young Conaway Stargatt & Taylor LLP, Delaware counsel for the Loan Parties and (iv) Proskauer Rose LLP, California counsel for the Loan Parties, in each case in form and substance reasonably satisfactory to the First Lien Administrative Agent. Each Loan Party hereby requests such counsel to deliver such opinions. (c) The First Lien Administrative Agent shall have received a certificate of each Loan Party, dated the Second Incremental Amendment Effective Date, in form and substance reasonably satisfactory to the First Lien Administrative Agent, executed by any Responsible Officer of such Loan Party and including or attaching the documents or certifications, as applicable, referred to in Section 6(d) of this Incremental Amendment. (d) The First Lien Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each Organizational Document of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s Organizational Documents most recently certified and delivered to the First Lien Administrative Agent prior to the Second Incremental Amendment Effective Date pursuant to the First Lien Loan Documents remain in full force and effect on the Second Incremental Amendment Effective Date without modification or amendment since such original delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the First Lien Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates most recently delivered to the First Lien Administrative Agent prior to the Second Incremental Amendment Effective Date pursuant to the First Lien Loan Documents remain true and correct as of the Second Incremental Amendment Effective Date, (iii) copies of resolutions of the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Incremental Amendment and any related First Lien Loan Documents to which it is a party, certified as of the Second Incremental Amendment Effective Date by a secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.

6 (e) The First Lien Administrative Agent, the Second Incremental Amendment Term Lenders and the Delayed Draw Incremental Lenders shall have received (or substantially simultaneously with the funding of Second Incremental Amendment Term Loans and the provision of the Delayed Drawn Incremental Commitments on the Second Incremental Amendment Effective Date, shall receive) all fees required to be paid on the Second Incremental Amendment Effective Date pursuant to that certain Engagement Letter dated as of May 6, 2022 by and among the Borrower and Goldman Sachs Bank USA, and reimbursement of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid on or prior to the Second Incremental Amendment Effective Date (including the reasonable fees and expenses of counsel to the First Lien Administrative Agent, the Second Incremental Amendment Term Lenders and the Delayed Draw Incremental Lenders), in each case to the extent invoiced at least three (3) Business Days prior to the Second Incremental Amendment Effective Date. (f) The First Lien Administrative Agent, the Second Incremental Amendment Term Lenders and the Delayed Draw Incremental Lenders shall have received (A) all documentation and other information about the Borrower and the other Loan Parties as shall have been reasonably requested in writing at least ten (10) Business Days prior to the Second Incremental Amendment Effective Date by the First Lien Administrative Agent and each of the Second Incremental Amendment Term Lenders and Delayed Draw Incremental Lenders that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (B) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, and to the extent requested in writing at least ten (10) Business Days prior to the Second Incremental Amendment Effective Date, a beneficial ownership certificate substantially in the form of Exhibit X to the Amended Credit Agreement. (g) The First Lien Administrative Agent shall have received a certificate from a Financial Officer certifying as to the solvency of Holdings and its Subsidiaries on a consolidated basis after giving effect to such borrowing, substantially in the form of Exhibit Z to the Amended Credit Agreement. (h) The representations and warranties of each Loan Party set forth in the First Lien Loan Documents shall be true and correct in all material respects on and as of the Second Incremental Amendment Effective Date; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects on and as of such earlier date; provided further that, in each case, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of the Second Incremental Amendment Effective Date or on and as of such earlier date, as the case may be. (i) At the time of and immediately after giving effect to the borrowing of the Second Amendment Term Loans, no Default or Event of Default shall have occurred and be continuing. (j) The First Lien Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying that (i) on and as of the Second Incremental Amendment Effective Date, the conditions set forth in Sections 6(h) and (i) of this Incremental

7 Amendment have been satisfied and (ii) on and as of the Second Incremental Amendment Effective Date, the aggregate principal amount of the Second Incremental Amendment Term Loans and Delayed Draw Incremental Commitments does not exceed the Incremental Cap at such time. The First Lien Administrative Agent shall notify Holdings, the Borrower, the Second Incremental Amendment Term Lenders and the Delayed Draw Incremental Lenders of the Second Incremental Amendment Effective Date, and such notice shall be conclusive and binding. SECTION 7. Representations and Warranties. The Borrower hereby represents and warrants that: (a) The representations and warranties of each Loan Party set forth in the First Lien Loan Documents are true and correct in all material respects on and as of the date of the Second Incremental Amendment Effective Date; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects on and as of such earlier date; provided further that, in each case, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct in all respects on and as of the Second Incremental Amendment Effective Date or on and as of such earlier date, as the case may be. (b) At the time of and immediately after giving effect to the borrowing of the Second Incremental Amendment Term Loans and the provision of the Delayed Draw Incremental Commitments, no Default or Event of Default has occurred and is continuing. SECTION 8. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Incremental Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Incremental Amendment and the transactions contemplated hereby, including the extension of credit in the form of the Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans. Each Loan Party, after giving effect to this Incremental Amendment, hereby (a) affirms, ratifies and confirms its prior obligations, Liens, guarantees, pledges, grants of security interest and other undertakings under the Existing First Lien Credit Agreement and the other First Lien Loan Documents to which it is a party, (b) agrees that (i) the Existing First Lien Credit Agreement and each other First Lien Loan Document to which it is a party shall continue to be in full force and effect and (ii) all Liens, guarantees, security interests, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (as defined in the First Lien Collateral Agreement), including the Second Incremental Amendment Term Lenders and Delayed Draw Incremental Lenders, and (c) acknowledges that from and after the date hereof, all Second Incremental Amendment Term Loans and Delayed Draw Incremental Term Loans from time to time outstanding shall be deemed to be Secured Obligations. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the Secured Obligations of the Loan Parties including without limitation under the Existing First Lien Credit Agreement and the other First Lien Loan Documents, in each case, as amended by this Incremental Amendment.

8 SECTION 9. Expenses; Indemnity; Damage Waiver. Sections 9.03(a), (b), (d), (e) and (f) of the Amended First Lien Credit Agreement are hereby incorporated, mutatis mutandis, by reference as if such Sections were set forth in full herein. SECTION 10. Miscellaneous. (a) Notice. For purposes of the Amended First Lien Credit Agreement, the initial notice address of each Second Incremental Amendment Term Lender and Delayed Draw Incremental Lenders shall be as set forth below its signature below. (b) Tax Forms. Each Second Incremental Amendment Term Lender and Delayed Draw Incremental Lenders shall have delivered to the First Lien Administrative Agent and the Borrower such forms, certificates or other evidence with respect to U.S. federal income tax withholding matters as such Second Amendment Term Lender may be required to deliver to the First Lien Administrative Agent and the Borrower pursuant to Section 2.17 of the Amended First Lien Credit Agreement. (c) Tax Matters. To the extent permissible under applicable law, the Second Incremental Amendment Term Loans and any Delayed Draw Incremental Term Loans will be treated as one fungible tranche separate from the Revolving Loans for U.S. federal income tax purposes. (d) Required Notice; Recordation. This Incremental Amendment constitutes a written notice from the Borrower to the First Lien Administrative Agent contemplated by Section 2.20 of the Existing First Lien Credit Agreement. Upon execution and delivery hereof, and the funding of the Second Incremental Amendment Term Loans and the provision of the Delayed Draw Incremental Commitments, the First Lien Administrative Agent will record in the Register the Second Incremental Amendment Term Loans made by the Second Incremental Amendment Term Lenders and the Delayed Draw Incremental Commitments provided by the Delayed Draw Incremental Lenders. (e) Amendment, Modification and Waiver. This Incremental Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. (f) Entire Agreement. This Incremental Amendment, the Amended First Lien Credit Agreement and the other First Lien Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. (g) Governing Law. This Incremental Amendment shall be construed in accordance with and governed by the laws of the State of New York. (h) Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising

9 out of or relating to this Incremental Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any First Lien Loan Document shall affect any right that the First Lien Administrative Agent or any Lender may otherwise have to bring any action or proceeding to enforce any award or judgment or exercise any rights under the Security Documents against any Collateral in any other forum in which Collateral is located. (i) Waiver of Objection to Venue and Forum Non Conveniens. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Incremental Amendment in any court referred to in Section 10(h) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (j) Consent to Service of Process. Each party to this Incremental Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Amended First Lien Credit Agreement. Nothing in any First Lien Loan Document will affect the right of any party to this Incremental Amendment to serve process in any other manner permitted by law. (k) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS INCREMENTAL AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS INCREMENTAL AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (l) Severability. Any term or provision of this Incremental Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Incremental Amendment or affecting the validity or enforceability of any of the terms or provisions of this Incremental Amendment in any other jurisdiction. If any provision of this Incremental Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

10 (m) Counterparts. This Incremental Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Incremental Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the First Lien Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the First Lien Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it. (n) Headings. The headings of this Incremental Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. (o) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Incremental Amendment shall not constitute a novation of the Existing First Lien Credit Agreement or any other First Lien Loan Documents and are not intended to and do not serve to effect a novation of the obligations outstanding under the Existing First Lien Credit Agreement or instruments guaranteeing or securing the same, which instruments shall remain and continue in full force and effect. The parties hereto expressly do not intend to extinguish the Existing First Lien Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Existing First Lien Credit Agreement which is secured by the Collateral and the Liens and guarantees thereunder. The Existing First Lien Credit Agreement (as amended hereby) and each of the First Lien Loan Documents remain in full force and effect. (p) Joint Lead Arrangers; Syndication Agents and Documentation Agent. The Borrower hereby appoints (i) Goldman Sachs Bank USA, Bank of America Europe DAC, Barclays Bank PLC, DNB Bank ASA, New York Branch, MUFG Bank, Ltd., Regions Bank, TD Securities (USA) LLC and Wells Fargo Securities, LLC as joint lead arrangers in connection with the Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans and the other amendments to the Existing Credit Agreement (in such capacities, collectively, the “Joint Lead Arrangers”), (ii) Goldman Sachs Bank USA, Bank of America Europe DAC, Barclays Bank PLC, DNB Bank ASA, New York Branch, MUFG Bank, Ltd., Regions Bank, TD Securities (USA) LLC and Wells Fargo Bank, National Association as syndication agents in connection with the Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans and the other amendments to the Existing Credit Agreement and (iii) Credit Agricole Corporate and Investment Bank as a documentation agent in connection with the Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans and the other amendments to the Existing Credit Agreement (in such capacity, the “Documentation Agent”). The Joint Lead Arrangers and the Documentation Agent shall have no right, power, obligation, liability, responsibility or duty under this Incremental Amendment other than those applicable to all Lenders as such. Without limiting the foregoing, the Joint Lead Arrangers and Documentation Agent so identified shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other

11 Persons so identified in deciding to enter into this Incremental Amendment or in taking or not taking action hereunder. [Remainder of this page intentionally left blank]

[Signature Page to Incremental Facility Amendment No. 2] IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed by their respective authorized officers as of the day and year first above written. LIVANOVA PLC, as Holdings By: Name: Alex Shvartsburg Title: Chief Financial Officer LIVANOVA USA, INC., as Borrower By: Name: Kevin Smith Title: Chief Accounting Officer /s/ Alex Shvartsburg /s/ Kevin Smith

[Signature Page to Incremental Facility Amendment No. 2] GOLDMAN SACHS BANK USA, as First Lien Administrative Agent, an Issuing Bank, Revolving Lender, Second Incremental Amendment Term Lender and a Delayed Draw Incremental Lender By: Authorized Signatory Robert Ehudin Address: 200 West Street New York, New York 10282-2198 /s/ Robert Ehudin

[Signature Page to Incremental Facility Amendment No. 2] With respect only to Section 8 and Section 10: CARDIACASSIST, INC. IMTHERA MEDICAL, INC. LIVANOVA, INC. By: Name: Kevin Smith Title: Chief Accounting Officer /s/ Kevin Smith

[Signature Page to Incremental Facility Amendment No. 2] BARCLAYS BANK PLC, as an Issuing Bank, Revolving Lender, Second Incremental Amendment Term Lender, and a Delayed Draw Incremental Lender By: Name: Evan Moriarty Title: Vice President /s/ Evan Moriarty

[Signature Page to Incremental Facility Amendment No. 2] UBS AG, STAMFORD BRANCH, as an Issuing Bank and Revolving Lender By: Name: Danielle Calo Title: Associate Director By: Name: Stephanie Celi Title: Authorized Signatory /s/ Danielle Calo /s/ Stephanie Celi

[Signature Page to Incremental Facility Amendment No. 2] Bank of America N.A., as a Second Incremental Amendment Term Lender and a Delayed Draw Incremental Lender By: Name: Myrna F Green Title: Assistant Vice President Address: 401 N. Tryon Street; NC1-021-06-01 Charlotte, NC 28255 United States of America /s/ Myrna F Green

[Signature Page to Incremental Facility Amendment No. 2] Credit Agricole Corporate and Investment Bank, as a Second Incremental Amendment Term Lender and a Delayed Draw Incremental Lender By: Name: Andrew Sidford Title: Managing Director By: Name: Gordon Yip Title: Director Address: 103 Avenue of the Americas New York, NY 10019 /s/ Andrew Sidford /s/ Gordon Yip

[Signature Page to Incremental Facility Amendment No. 2] DNB Capital LLC, as a Second Incremental Amendment Term Lender and a Delayed Draw Incremental Lender By: Name: Irina Benimovich Title: Vice President By: Name: Bret Douglas Title: Senior Vice President Address: 30 Hudson Yards, 81st Floor New York, NY 10001 /s/ Irina Benimovich /s/ Bret Douglas

[Signature Page to Incremental Facility Amendment No. 2] MUFG Bank, Ltd., as a Second Incremental Amendment Term Lender and a Delayed Draw Incremental Lender By: Name: Kevin Wood Title: Director Address: 1251 Avenue of the Americas New York, NY 10020-1104 /s/ Kevin Wood

[Signature Page to Incremental Facility Amendment No. 2] REGIONS BANK, as a Second Incremental Amendment Term Lender and a Delayed Draw Incremental Lender By: Name: Brian Walsh Title: Director Address: 615 South College Street, Suite 500 Charlotte, NC 28202 /s/ Brian Walsh

[Signature Page to Incremental Facility Amendment No. 2] Banco de Sabadell, S.A., Miami Branch, as a Second Incremental Amendment Term Lender By: Name: Ignacio Alcaraz Title: Head of Structured Finance Americas Address: Sabadell Financial Center 1111 Brickell Avenue, Suite 3010 Miami, FL. 33131 /s/ Ignacio Alcaraz

[Signature Page to Incremental Facility Amendment No. 2] TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Second Incremental Amendment Term Lender and a Delayed Draw Incremental Lender By: Name: Michael Borowiecki Title: Authorized Signatory Address: 1 Vanderbilt Avenue New York, NY 10017 /s/ Michael Borowiecki

[Signature Page to Incremental Facility Amendment No. 2] Western Alliance Bank, as a Second Incremental Amendment Term Lender and a Delayed Draw Incremental Lender By: Name: Adam Dolkart Title: Vice President Address: Western Alliance Bank 1 E. Washington Street Suite 1400 Phoenix, AZ 85004 /s/ Adam Dolkart

[Signature Page to Incremental Facility Amendment No. 2] Wells Fargo Bank, National Association, as a Second Incremental Amendment Term Lender and a Delayed Draw Incremental Lender By: Name: Komal Gandhi Title: Vice President Address: 301 South Tryon Street, 29th Floor Charlotte, NC 28282 /s/ Komal Gandhi

EXHIBIT A Amended First Lien Credit Agreement See attached.

EXECUTION VERSION EXHIBIT A TO INCREMENTAL AMENDMENT NO. 2 CREDIT AGREEMENT dated as of August 13, 2021 as amended by Amendment No. 1 to Credit Agreement, dated as of December 24, 2021, Incremental Facility Amendment No. 1 to Credit Agreement, dated as of February 24, 2022 and, Amendment No. 2 to Credit Agreement, dated as of March 16, 2022 and Incremental Facility Amendment No. 2 to Credit Agreement, dated as of July 6, 2022 among LIVANOVA PLC, as Holdings, LIVANOVA USA INC., as the Borrower, the Lenders and Issuing Banks party hereto and GOLDMAN SACHS BANK USA, as First Lien Administrative Agent and First Lien Collateral Agent ___________________________ GOLDMAN SACHS BANK USA, BARCLAYS BANK PLC, andUBS SECURITIES LLC, BANK OF AMERICA EUROPE DAC, DNB BANK ASA, NEW YORK BRANCH, MUFG BANK, LTD., REGIONS BANK, TD SECURITIES (USA) LLC and WELLS FARGO SECURITIES, LLC UBS SECURITIES LLC as Joint Lead Arrangers and Joint Bookrunners ___________________________ GOLDMAN SACHS BANK USA, BANK OF AMERICA EUROPE DAC, BARCLAYS BANK PLC, DNB BANK ASA, NEW YORK BRANCH, MUFG BANK, LTD., REGIONS BANK, TD SECURITIES (USA) LLC and WELLS FARGO BANK, NATIONAL ASSOCIATION as Syndication Agents ___________________________ CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Documentation Agent [EMEA_ACTIVE 302040156_13]

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1 SECTION 1.01 Defined Terms 1 SECTION 1.02 Classification of Loans and Borrowings 5865 SECTION 1.03 Terms Generally 5865 SECTION 1.04 Accounting Terms; GAAP 5966 SECTION 1.05 Effectuation of Transactions 5966 SECTION 1.06 Limited Condition Transactions 5966 SECTION 1.07 Certain Determinations. 6067 SECTION 1.08 Additional Alternative Currencies. 6168 SECTION 1.09 Currency Equivalents Generally. 6168 SECTION 1.10 Change in Currency. 6269 SECTION 1.11 Divisions 6269 SECTION 1.12 Rates. 69 ARTICLE II THE CREDITS 6370 SECTION 2.01 Commitments 6370 SECTION 2.02 Loans and Borrowings 6371 SECTION 2.03 Requests for Borrowings 6472 SECTION 2.04 Swingline Loans 6472 SECTION 2.05 Letters of Credit 6674 SECTION 2.06 Funding of Borrowings 7179 SECTION 2.07 Interest Elections 7280 SECTION 2.08 Termination and Reduction of Commitments 7381 SECTION 2.09 Repayment of Loans; Evidence of Debt 7482 SECTION 2.10 [Reserved]Amortization of Term Loans 7482 SECTION 2.11 Prepayment of Loans 7483 SECTION 2.12 Fees 7592 SECTION 2.13 Interest 7693 SECTION 2.14 Alternate Rate of Interest 7795 SECTION 2.15 Increased Costs 7996 SECTION 2.16 Break Funding Payments 8097 SECTION 2.17 Taxes 8098 SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs 83101 SECTION 2.19 Mitigation Obligations; Replacement of Lenders 85102 SECTION 2.20 Incremental Credit Extensions 86103 [EMEA_ACTIVE 302040156_13]

TABLE OF CONTENTS (continued) Page SECTION 2.21 Refinancing Amendments 88106 SECTION 2.22 Defaulting Lenders 89107 SECTION 2.23 Illegality 90108 SECTION 2.24 Loan Modification Offers 91109 ARTICLE III REPRESENTATIONS AND WARRANTIES 92110 SECTION 3.01 Organization; Powers 92110 SECTION 3.02 Authorization; Enforceability 92110 SECTION 3.03 Governmental Approvals; No Conflicts 92110 SECTION 3.04 Financial Condition; No Material Adverse Effect 93111 SECTION 3.05 Properties 93111 SECTION 3.06 Litigation and Environmental Matters 93111 SECTION 3.07 Compliance with Laws and Agreements 93111 SECTION 3.08 Investment Company Status 94111 SECTION 3.09 Taxes 94112 SECTION 3.10 ERISA 94112 SECTION 3.11 Disclosure 94112 SECTION 3.12 Subsidiaries 95113 SECTION 3.13 Intellectual Property; Licenses, Etc. 95113 SECTION 3.14 Solvency 95113 SECTION 3.15 Federal Reserve Regulations 95113 SECTION 3.16 Use of Proceeds 95113 SECTION 3.17 Patriot Act; Anti-Corruption; Anti-Money Laundering; Sanctions. 96114 ARTICLE IV CONDITIONS 96114 SECTION 4.01 Effective Date 96114 SECTION 4.02 Each Credit Event 98116 SECTION 4.03 Delayed Draw Incremental Term Loans. 116 ARTICLE V AFFIRMATIVE COVENANTS 99117 SECTION 5.01 Financial Statements and Other Information 99117 SECTION 5.02 Notices of Material Events 100119 SECTION 5.03 Information Regarding Collateral 101119 SECTION 5.04 Existence; Conduct of Business 101120 SECTION 5.05 Payment of Taxes, etc. 101120 SECTION 5.06 Maintenance of Properties 102120 SECTION 5.07 Insurance 102120 [EMEA_ACTIVE 302040156_13]

TABLE OF CONTENTS (continued) Page SECTION 5.08 Books and Records; Inspection and Audit Rights 102121 SECTION 5.09 Compliance with Laws 103121 SECTION 5.10 Use of Proceeds and Letters of Credit 103121 SECTION 5.11 Additional Subsidiaries 103121 SECTION 5.12 Further Assurances 103122 SECTION 5.13 Designation of Subsidiaries 104122 SECTION 5.14 Certain Post-Closing Obligations 104123 SECTION 5.15 Lines of Business. 104123 SECTION 5.16 Anti-Corruption; Anti-Money Laundering; Sanctions. 105123 ARTICLE VI NEGATIVE COVENANTS 105123 SECTION 6.01 Indebtedness; Certain Equity Securities 105123 SECTION 6.02 Liens 111130 SECTION 6.03 Fundamental Changes 113132 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions 114134 SECTION 6.05 Asset Sales 117136 SECTION 6.06 Sale/Leaseback 119138 SECTION 6.07 Restricted Payments; Certain Payments of Indebtedness 119138 SECTION 6.08 Transactions with Affiliates 122142 SECTION 6.09 Restrictive Agreements 123142 SECTION 6.10 Amendment of Junior Financing 124144 SECTION 6.11 Financial Performance Covenant 124144 SECTION 6.12 Changes in Fiscal Periods 124144 SECTION 6.13 [reserved] 125144 SECTION 6.14 Anti-Corruption; Anti-Money Laundering; Sanctions. 125144 ARTICLE VII EVENTS OF DEFAULT 125144 SECTION 7.01 Events of Default 125144 SECTION 7.02 Right to Cure 127147 SECTION 7.03 Application of Proceeds 128148 ARTICLE VIII ADMINISTRATIVE AGENT 129148 SECTION 8.01 Appointment and Authority 129148 SECTION 8.02 Rights as a Lender 129149 SECTION 8.03 Exculpatory Provisions 130149 SECTION 8.04 Reliance by First Lien Administrative Agent 130150 SECTION 8.05 Delegation of Duties 131150 [EMEA_ACTIVE 302040156_13]

TABLE OF CONTENTS (continued) Page SECTION 8.06 Resignation of First Lien Administrative Agent 131150 SECTION 8.07 Non-Reliance on First Lien Administrative Agent and Other Lenders 132151 SECTION 8.08 No Other Duties, Etc. 132152 SECTION 8.09 First Lien Administrative Agent May File Proofs of Claim 132152 SECTION 8.10 No Waiver; Cumulative Remedies; Enforcement 133153 SECTION 8.11 Certain ERISA Matters. 133153 ARTICLE IX MISCELLANEOUS 134154 SECTION 9.01 Notices 134154 SECTION 9.02 Waivers; Amendments 136155 SECTION 9.03 Expenses; Indemnity; Damage Waiver 139159 SECTION 9.04 Successors and Assigns 141161 SECTION 9.05 Survival 145166 SECTION 9.06 Counterparts; Integration; Effectiveness 146166 SECTION 9.07 Severability 146166 SECTION 9.08 Right of Setoff 146167 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process 147167 SECTION 9.10 WAIVER OF JURY TRIAL 147168 SECTION 9.11 Headings 147168 SECTION 9.12 Confidentiality 148168 SECTION 9.13 USA PATRIOT Act 149169 SECTION 9.14 Release of Liens and Guarantees 149169 SECTION 9.15 No Advisory or Fiduciary Responsibility 150170 SECTION 9.16 Interest Rate Limitation 150171 SECTION 9.17 Judgment Currency 151171 SECTION 9.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. 151172 SECTION 9.19 Intercreditor Agreement 151172 SECTION 9.20 Cashless Settlement 152172 SECTION 9.21 Acknowledgment Regarding Any Supported QFCs 152172 [EMEA_ACTIVE 302040156_13]

SCHEDULES: Schedule 1.01 — Excluded Subsidiaries Schedule 2.01 — Commitments and Loans; Letter of Credit Commitments Schedule 2.05 — Existing Letters of Credit Schedule 3.03 — Government Approvals; No Conflicts Schedule 3.06 — Litigation and Environmental Matters Schedule 3.12 — Subsidiaries Schedule 5.14 — Certain Post-Closing Obligations Schedule 6.01 — Existing Indebtedness Schedule 6.02 — Existing Liens Schedule 6.04 — Existing Investments Schedule 6.08 — Existing Affiliate Transactions Schedule 6.09 — Existing Restrictions Schedule 9.01 — Notices EXHIBITS: Exhibit A — Form of Assignment and Assumption Exhibit B — Form of First Lien Guarantee Agreement Exhibit C — Form of Perfection Certificate Exhibit D — Form of First Lien Collateral Agreement Exhibit E-1 — Form of First Lien Pari Passu Intercreditor Agreement Exhibit E-2 — Form of First/Second Lien Intercreditor Agreement Exhibit F — Form of Intercompany Note Exhibit G — Form of Floating Charge Document Exhibit H-1 — [Reserved]Form of Specified Discount Prepayment Notice Exhibit H-2 — Form of Specified Discount Prepayment Response Exhibit I — [Reserved]Form of Discount Range Prepayment Notice Exhibit J — [Reserved]Form of Discount Range Prepayment Offer Exhibit K — [Reserved]Form of Solicited Discount Prepayment Notice Exhibit L — [Reserved]Form of Solicited Discount Prepayment Offer Exhibit M — [Reserved]Form of Acceptance and Prepayment Notice Exhibit N-1 — Form of United States Tax Compliance Certificate 1 Exhibit N-2 — Form of United States Tax Compliance Certificate 2 Exhibit N-3 — Form of United States Tax Compliance Certificate 3 Exhibit N-4 — Form of United States Tax Compliance Certificate 4 Exhibit O — Form of Note Exhibit P — [Reserved] Exhibit Q — Form of Notice of Borrowing Exhibit R — Form of Letter of Credit Request Exhibit X — Form of Beneficial Ownership Certificate Exhibit Y — Form of Compliance Certificate Exhibit Z — Form of Solvency Certificate [EMEA_ACTIVE 302040156_13]

FIRST LIEN CREDIT AGREEMENT dated as of August 13, 2021 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) among LIVANOVA PLC, a company incorporated under the laws of England and Wales (“Holdings”), LIVANOVA USA, INC. (the “Borrower”), a Delaware corporation, the LENDERS and ISSUING BANKS party hereto and GOLDMAN SACHS BANK USA (“Goldman Sachs”), as First Lien Administrative Agent and First Lien Collateral Agent. The parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “2020 Capped Call Transactions” means the capped call options on ordinary shares of Holdings entered into by the Borrower with certain financial institutions on or about June 11, 2020 for the purpose of hedging the Borrower’s obligations under the 2020 Exchangeable Notes. “2020 Exchangeable Notes” means the $287,500,000 3.00% Cash Exchangeable Senior Notes issued by the Borrower on June 17, 2020 and maturing on December 15, 2025. “ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the (i) Alternate Base Rate (in the case of Loans denominated in Dollars) or (ii) Canadian Base Rate (in the case of Loans denominated in Canadian Dollars). “ABR Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Acceptable Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(D)(2). “Acceptable Prepayment Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(D)(3). “Acceptance and Prepayment Notice” means an irrevocable written notice from a Term Lender accepting a Solicited Discounted Prepayment Offer to make a Discounted Term Loan Prepayment at the Acceptable Discount specified therein pursuant to Section 2.11(a)(ii)(D) substantially in the form of Exhibit M. “Acceptance Date” has the meaning specified in Section 2.11(a)(ii)(D)(2). “Accepting Lenders” has the meaning specified in Section 2.24(a). “Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary (any of the foregoing, a “Pro Forma Entity”) for any period as the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined as if references to Holdings and the Restricted Subsidiaries in the definition of “Consolidated EBITDA” were references to such Pro Forma Entity and its subsidiaries that will become Restricted Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity. “Acquired Entity or Business” has the meaning given such term in the definition of “Consolidated EBITDA.” [EMEA_ACTIVE 302040156_13]

“Additional Borrower” means each Subsidiary that is a Restricted Subsidiary of Holdings that becomes a Borrower pursuant to Section 9.02(hg) and that has not been released as a Borrower in accordance with Section 9.14 (for so long as such person is so released). “Additional Lender” means any Additional Revolving Lender or any Additional Term Lender, as applicable. “Additional/Replacement Revolving Commitment” has the meaning assigned to such term in Section 2.20(a). “Additional Revolving Lender” means, at any time, any bank, financial institution or other institutional lender or investor (other than any natural person) that agrees to provide any portion of any (a) Incremental Revolving Commitment Increase or Additional/Replacement Revolving Commitments pursuant to an Incremental Facility Amendment in accordance with Section 2.20 or (b) Credit Agreement Refinancing Indebtedness in the form of Other Revolving Commitments pursuant to a Refinancing Amendment in accordance with Section 2.21; provided that each Additional Revolving Lender shall be subject to the approval of the First Lien Administrative Agent (and, if such Additional Revolving Lender will provide an Incremental Revolving Commitment Increase or any Additional/Replacement Revolving Commitment, each Issuing Bank and the Swingline Lender), in each case only if such consent would be required under Section 9.04(b) for an assignment of Revolving Loans or Revolving Commitments, as applicable, to such bank, financial institution or other institutional lender or investor (such approval in each case not to be unreasonably withheld, conditioned or delayed) and the Borrower. “Additional Term Lender” means, at any time, any bank, financial institution or other institutional lender or investor (other than any natural person) that agrees to provide any portion of any (a) First Lien Incremental Term Loans pursuant to an Incremental Facility Amendment in accordance with Section 2.20 or (b) Credit Agreement Refinancing Indebtedness in the form of Other First Lien Term Loans or Other First Lien Term Commitments pursuant to a Refinancing Amendment in accordance with Section 2.21; provided that each Additional Term Lender shall be subject to the approval of the First Lien Administrative Agent if such consent would be required under Section 9.04(b) for an assignment of Term Loans or Term Commitments, as applicable, to such bank, financial institution or other institutional lender or investor (such approval in each case not to be unreasonably withheld, conditioned or delayed) and the Borrower. “Adjusted BA Rate” means, with respect to any Term Benchmark Borrowing denominated in Canadian Dollars for any Interest Period, an interest rate per annum equal to (i) the BA Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate; provided that, if the Adjusted BA Rate determined as provided above shall ever be less than the Floor, the Adjusted BA Rate shall be deemed to be the Floor. “Adjusted EURIBOR” means, with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (i) EURIBOR for such Interest Period multiplied by (ii) the Statutory Reserve Rate; provided that, if the Adjusted EURIBOR determined as provided above shall ever be less than the Floor, the Adjusted EURIBOR shall be deemed to be the Floor. “Adjusted Term SOFR” means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to (a) Term SOFR for such Interest Period plus (b) the Term SOFR Adjustment; provided, that if the Adjusted Term SOFR determined as provided above shall ever be less than the Floor, the Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the First Lien Administrative Agent. “Affected Class” has the meaning specified in Section 2.24(a). “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. -2- [EMEA_ACTIVE 302040156_13]

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified. “Agent” means the First Lien Administrative Agent, the First Lien Collateral Agent, each Joint Lead Arranger and any successors and assigns of the foregoing in such capacity, and “Agents” means two or more of them. “Agent Parties” has the meaning given to such term in Section 9.01(c). “Agreement” has the meaning given to such term in the preliminary statements hereto. “Agreement Currency” has the meaning assigned to such term in Section 9.17. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1.00% and (c) Adjusted Term SOFR for the applicable Loan on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1.00%. If the First Lien Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or Adjusted Term SOFR for any reason, including the inability or failure of the First Lien Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of Federal Funds Effective Rate, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR, respectively. “Alternative Currency” means Canadian Dollars, Euros, Sterling and each other currency (other than Dollars) that is requested by the Borrower and approved in accordance with Section 1.07. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the First Lien Administrative Agent or the relevant Issuing Bank, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent LC Revaluation Date or other applicable date of determination) for the purchase of such Alternative Currency with Dollars. “Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement dated as of December 24, 2021 by and among the Borrower, Holdings, the Lenders party thereto and the First Lien Administrative Agent. “Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement dated as of March 16, 2022 by and among the Borrower, Holdings, the Lenders party thereto and the First Lien Administrative Agent. “Amendment No. 2 Effective Date” means March 16, 2022. “Ancillary Document” has the meaning assigned to such term in Section 9.06. “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and any other laws or regulations concerning or relating to bribery or corruption. “Anti-Money Laundering Laws” means the Bank Secrecy Act, as amended by the Patriot Act, and any other laws or regulations concerning or relating to terrorism financing or money laundering. -3- [EMEA_ACTIVE 302040156_13]

-4- [EMEA_ACTIVE 302040156_13] Category 2 Greater than 1.00 to 1.00, but less than or equal to 2.00 to 1.00 Adjusted Term SOFR Spread 2.25% 3.25% Category 3 Greater than 2.00 to 1.00, but less than or equal to 3.00 to 1.00 Category 1 Less than or equal to 1.00 to 1.00 2.50% Total Net Leverage Ratio: 3.50% 2.00% Category 4 Greater than 3.00 to 1.00, but less than or equal to 4.00 to 1.00 3.00% 2.75% ABR Spread 3.75% “Applicable Account” means, with respect to any payment to be made to the First Lien Administrative Agent hereunder, the account specified by the First Lien Administrative Agent from time to time for the purpose of receiving payments of such type. “Applicable Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(2). “Applicable Fronting Exposure” means, with respect to any Person that is an Issuing Bank or the Swingline Lender at any time, the sum of (a) the aggregate amount of all Letters of Credit issued by such Person in its capacity as an Issuing Bank (if applicable) that remains available for drawing at such time, (b) the aggregate amount of all LC Disbursements made by such Person in its capacity as an Issuing Bank (if applicable) that have not yet been reimbursed by or on behalf of the Borrower at such time and (c) the aggregate principal amount of all Swingline Loans made by such Person in its capacity as a Swingline Lender (if applicable) outstanding at such time. “Applicable Percentage” means, at any time with respect to any Revolving Lender, the percentage of the aggregate Revolving Commitments represented by such Lender’s Revolving Commitment at such time (or, if the Revolving Commitments have terminated or expired, such Lender’s share of the total Revolving Exposure at that time); provided that, with respect to Letters of Credit, LC Disbursements, LC Exposure, Swingline Exposure and Swingline Loans, “Applicable Percentage” shall mean the percentage of the aggregate Revolving Commitments represented by such Lender’s Revolving Commitment at such time (or, if the Revolving Commitments have terminated or expired, such Lender’s share of the total Revolving Exposure at that time); provided further that, at any time any Revolving Lender shall be a Defaulting Lender, “Applicable Percentage” shall mean the percentage of the total Revolving Commitments (disregarding any such Defaulting Lender’s Revolving Commitment) represented by such Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the applicable Revolving Commitments most recently in effect, giving effect to any assignments pursuant to this Agreement and to any Lender’s status as a Defaulting Lender at the time of determination. “Applicable Rate” means, for any day, (a) with respect to any Second Incremental Amendment Term Loan or Delayed Draw Incremental Term Loan, the applicable rate per annum set forth below under the caption “ABR Spread” or “Adjusted Term SOFR” as the case may be, based upon the Total Net Leverage Ratio as of the end of the fiscal quarter of Holdings for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b); provided that, until the date of the delivery of the consolidated financial statements pursuant to Section 5.01(b) as of and for the first full fiscal quarter following the Second Incremental Amendment Effective Date, the Applicable Rate shall be based on the rates per annum set forth in Category 3:

-5- [EMEA_ACTIVE 302040156_13] (a) (b) with respect to any ABRRevolving Loan, Term Benchmark Loan or RFR Loan (in each case, other than the Bridge Loans), the applicable rate per annum set forth below under the caption “ABR Spread”, “Adjusted Term SOFR, RFR Rate Spread or Adjusted BA Rate Spread” or “Adjusted EURIBOR Spread” as the case may be, based upon the Senior SecuredTotal Net Leverage Ratio as of the end of the fiscal quarter of Holdings for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b); provided that, until the date of the delivery of the consolidated financial statements pursuant to Section 5.01(b) as of and for the first full fiscal quarter following the Second Incremental Amendment Effective Date, the Applicable Rate shall be based on the rates per annum set forth in Category 13: Category 2 Greater than 1.00 to 1.00, but less than or equal to 2.00 to 1.00 2.25% Adjusted Term SOFR Spread 3.25% Senior SecuredTotal Net Leverage Ratio: 3.25% ABR Spread Category 3 Greater than 2.00 to 1.00, but less than or equal to 3.00 to 1.00 2.50% Adjusted Term SOFR, RFR Rate Spread or Adjusted BA Rate Spread 3.50% Total Net Leverage Ratio: 3.50% Adjusted EURIBOR Spread Category 5 Greater than 4.00 to 1.00 Category 4 Greater than 3.00 to 1.00, but less than or equal to 4.00 to 1.00 2.75% 3.75% Category 1 Less than or equal to 1.00 to 1.00 3.75% 3.00% 2.00% Category 5 Greater than 4.00 to 1.00 ABR Spread 3.00% 3.00% 4.00% 4.00% 4.00% 3.00% For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Senior SecuredTotal Net Leverage Ratio shall be effective during the period commencing on and including the Business Day following the date of delivery to the First Lien Administrative Agent pursuant to Section 5.01(a) or 5.01(b) of the consolidated financial statements and related Compliance Certificate indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Rate, at the option of the First Lien Administrative Agent or the Required Revolving Lenders, commencing upon written notice to Holdings, shall be (x) the applicable rate per annum set forth above under the caption “ABR Spread”, “Adjusted Term SOFR, RFR Rate Spread or Adjusted BA Rate Spread” or “Adjusted EURIBOR Spread” as the case may be, based upon the Senior SecuredTotal Leverage Ratio as of the end of the fiscal quarter of Holdings for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b), plus (y) 2.00%, (i) at any time that an Event of Default under Section 7.01(a) has occurred and is continuing and shall continue to so apply to but excluding the date on which such Event of Default shall cease to be continuing (and thereafter, the Category otherwise determined in accordance with this definition shall apply) or (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered pursuant to Section 5.01(a) or 5.01(b) or any Compliance Certificate required to be delivered pursuant hereto, in each case within the time periods specified herein for such delivery, during the period commencing on and

-6- [EMEA_ACTIVE 302040156_13] 3.75% From the date that is 91 days after the Bridge Funding Date until and including the date that is 180 days after the Bridge Funding Date From the Bridge Funding Date until and including the date that is 15 days after the Bridge Funding Date 3.25% Time Period 4.25% 2.50% From the date that is 181 days after the Bridge Funding Date until and including the date that is 270 days after the Bridge Funding Date 3.50% 3.75% ABR Spread 4.75% including the day of the occurrence of a Default resulting from such failure and until the delivery thereof;, provided that this sentence shall not apply to the BridgeTerm Loans. (b) with respect to any Bridge Loan, the applicable rate per annum shall be as set forth below: Thereafter From the date that is 16 days after the Bridge Funding Date until and including the date that is 90 days after the Bridge Funding Date 4.25% Adjusted Term SOFR 5.25% 2.75% “Approved Bank” has the meaning assigned to such term in the definition of the term “Permitted Investments.” “Approved Foreign Bank” has the meaning assigned to such term in the definition of “Permitted Investments.” “Approved Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 9.04(b)), substantially in the form of Exhibit A or any other form reasonably approved by the First Lien Administrative Agent. “Auction Agent” means (a) the First Lien Administrative Agent or (b) any other financial institution or advisor employed by the Borrower (whether or not an Affiliate of the First Lien Administrative Agent) to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.11(a)(ii)(A); provided that the Borrower shall not designate the First Lien Administrative Agent as the Auction Agent without the written consent of the First Lien Administrative Agent (it being understood that the First Lien Administrative Agent shall be under no obligation to agree to act as the Auction Agent). “Audited Financial Statements” means the audited consolidated balance sheets of Holdings for the fiscal year ended December 31, 2020, and the related consolidated statements of operations and comprehensive income, consolidated statements of shareholders’ equity and consolidated statements of cash flows of Holdings for the fiscal year ended December 31, 2020.

“Available Amount” means, as of any date of determination, a cumulative amount equal to (without duplication): (a) $30,000,000 (such amount, the “Starter Basket”), plus (b) 50% of Consolidated Net Income (minus 100% of losses) of Holdings and any Restricted Subsidiaries for the period (treated as one accounting period) from September 31, 2021 to the end of the most recently ended Test Period as of such date, plus (c) the Net Proceeds of new public or private issuances of Qualified Equity Interests (excluding Qualified Equity Interests the proceeds of which will be applied as Cure Amounts) in Holdings or any parent of Holdings which are contributed to the Borrower, plus (d) capital contributions received by the Borrower after the Effective Date in cash or Permitted Investments (other than in respect of any Disqualified Equity Interest), plus (e) the net cash proceeds received by Holdings or any Restricted Subsidiary from Indebtedness and Disqualified Equity Interest issuances issued after the Effective Date and which have been exchanged or converted into Qualified Equity Interests, plus (f) returns, profits, distributions and similar amounts received in cash or Permitted Investments by Holdings or any Restricted Subsidiary on Investments made using the Available Amount (not to exceed the amount of such Investments); (g) Investments of Holdings or any of its Restricted Subsidiaries in any Unrestricted Subsidiary made using the Available Amount that has been re-designated as a Restricted Subsidiary or that has been merged, amalgamated or consolidated with or into the BorrowerHoldings or any of its Restricted Subsidiary (up to the lesser of (i) the Fair Market Value determined in good faith by the Borrower of the Investments of Holdings, the Borrower and itsthe Restricted Subsidiaries in such Unrestricted Subsidiary at the time of such re-designation or merger or consolidation and (ii) the Fair Market Value determined in good faith by the Borrower of the original Investment by Holdings and its Restricted Subsidiaries in such Unrestricted Subsidiary), plus (h) the Net Proceeds of a sale or other Disposition of any Unrestricted Subsidiary (including the issuance of stock of an Unrestricted Subsidiary) received by the Holdings or any Restricted Subsidiary, plus (i) to the extent not included in Consolidated Net Income, dividends or other distributions or returns on capital received by Holdings or any Restricted Subsidiary from an Unrestricted Subsidiary. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or any component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or any component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(d). “Average Exchange Rate” means the daily average currency exchange rate for the most recently ended fiscal quarter of Holdings for which financial statements have been delivered pursuant to Section 5.01(a) or Section 5.01(b) (or, prior to the first such delivery, such financial statements referred to in Section 4.01(h)), as reasonably determined in good faith by the Borrower based on the Bloomberg Key Cross Currency Rates Page at such time or, if the Borrower is unable to determine the Average Exchange Rate based on the Bloomberg Key Cross Currency Rates Page for any reason, publicly reported currency exchange rate information in consultation with the -7- [EMEA_ACTIVE 302040156_13]

First Lien Administrative Agent; provided further that, if an amount that is to otherwise be converted using the foregoing methodology has been hedged, swapped or otherwise effectively converted into another currency pursuant to a Swap Agreement to which any Loan Party is a party, the currency exchange rate so utilized for that amount shall be as set forth in such Swap Agreement (copies of which shall be made available to the First Lien Administrative Agent upon request). “BA Rate” means, for any Interest Period with respect to a Term Benchmark Borrowing denominated in Canadian Dollars, the rate per annum equal to the average discount rate for Canadian Dollar bankers’ acceptances of the appropriate face amount for such Interest Period as quoted on the Reuters Screen CDOR page (or such other page as is a replacement page for such bankers’ acceptances) as of 10:00 a.m., Toronto, Ontario time, on the date of determination. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors. “Benchmark” means, initially, (a) with respect to any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Dollars, the Term SOFR Reference Rate, (b) with respect to any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Euros, EURIBOR, (c) with respect to any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Canadian Dollars, the BA Rate and (d) with respect to any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Sterling, Daily Simple RFR; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate, EURIBOR, the BA Rate or the Daily Simple RFR, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(a). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the First Lien Administrative Agent for the applicable Benchmark Replacement Date; provided, that with respect to a Benchmark with respect to any Obligations, interest, fees, commissions or other amounts denominated in any Currency other than Dollars or calculated with respect thereto, the alternative set forth in clause (b) below shall apply: (a) the sum of (i) Daily Simple SOFR and (ii) 0.26161% (26.161 basis points); and (b) the sum of: (i) the alternate benchmark rate that has been selected by the First Lien Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (ii) the related Benchmark Replacement Adjustment. -8- [EMEA_ACTIVE 302040156_13]

If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other First Lien Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the First Lien Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency at such time. “Benchmark Replacement Date” means a date and time determined by the First Lien Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark for any Currency: (a) (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any then-current Benchmark for any Currency, the occurrence of one or more of the following events with respect to the then-current Benchmark for such Currency: (a) (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component -9- [EMEA_ACTIVE 302040156_13]

thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any Currency, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any First Lien Loan Document in accordance with Section 2.14 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any First Lien Loan Document in accordance with Section 2.14. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Board of Directors” means, with respect to any Person, (a) in the case of any corporation, the board of directors of such Person or any committee thereof duly authorized to act on behalf of such board, (b) in the case of any limited liability company, the board of managers, board of directors, manager or managing member of such Person or the functional equivalent of the foregoing or any committee thereof duly authorized to act on behalf of such board, manager or managing member, (c) in the case of any partnership, the board of directors or board of managers of the general partner of such Person and (d) in any other case, the functional equivalent of the foregoing. “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America. “Bona Fide Debt Fund” means any fund, insurance company or investment vehicle that is primarily engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and other similar extensions of credit in the ordinary course. “Borrower” has the meaning assigned to such term in the preliminary statements hereto. The term “Borrower” shall also be deemed to include each such “Additional Borrower”, as the context may require. For the avoidance of doubt, upon the release of any Additional Borrower as a Borrower, such Person shall cease to be a Borrower hereunder for so long as such Person is so released. “Borrower Materials” means materials and/or information provided by or on behalf of the Borrower hereunder. “Borrower Offer of Specified Discount Prepayment” means the offer by the Borrower to make a voluntary prepayment of Term Loans at a Specified Discount to par pursuant to Section 2.11(a)(ii)(B). -10- [EMEA_ACTIVE 302040156_13]

“Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by the Borrower of offers for, and the corresponding acceptance by a Term Lender of, a voluntary prepayment of Term Loans at a specified range at a discount to par pursuant to Section 2.11(a)(ii)(C). “Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Term Lender of, a voluntary prepayment of Term Loans at a discount to par pursuant to Section 2.11(a)(ii)(D). “Borrowing” means (a) Loans of the same Class, Type and currency, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan. “Borrowing Minimum” means (a) in the case of a Term Benchmark Revolving Borrowing denominated in Dollars, $1,000,000, (b) in the case of an ABR Revolving Borrowing, $500,000, (c) in the case of an RFR Loan denominated in Sterling, £1,000,000 and (d) in the case of a Swingline Loan, $100,000. “Borrowing Multiple” means (a) in the case of a Term Benchmark Revolving Borrowing denominated in Dollars, $1,000,000, (b) in the case of an ABR Revolving Borrowing, $500,000, (c) in the case of an RFR Loan denominated in Sterling, £1,000,000 and (d) in the case of a Swingline Loan, $100,000. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03. “Bridge Funding Date” has the meaning assigned to such term in Section 2.01(b). “Bridge Termination Date” means June 30, 2022 (or, if such day is not a Business Day, the immediately preceding Business Day). “Bridge Commitment” means, with respect to each Bridge Lender, the commitment, if any, of such Bridge Lender to make a Bridge Loan hereunder, expressed as an amount representing the maximum principal amount of the Bridge Loan to be made by such Bridge Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Bridge Lender pursuant to an Assignment and Assumption, (ii) a Refinancing Amendment, (iii) an Incremental Facility Amendment in respect of any Bridge Loans or (iv) a Loan Modification Agreement. The amount of each Bridge Lender’s Bridge Commitment as of the Incremental Amendment No. 1 Effective Date is set forth on Schedule I to Incremental Amendment No. 1 or in the Assignment and Assumption pursuant to which such Bridge Lender shall have assumed its Bridge Commitment, Incremental Facility Amendment, Loan Modification Agreement or Refinancing Amendment, as the case may be. As of the Incremental Amendment No. 1 Effective Date, the total Bridge Commitment was Euro 200,000,000, and as of the Amendment No. 2 Effective Date, the total Bridge Commitment is $220,000,000. “Bridge Lender” means a Lender with a Bridge Commitment or an outstanding Bridge Loan. “Bridge Loans” means the Loans made to the Borrower pursuant to Section 2.01(b)the Incremental Amendment No. 1. “Business Day” means (i) subject to clauses (ii) and (iii) below, any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Requirements of -11- [EMEA_ACTIVE 302040156_13]

Law to remain closed, (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on or with respect to Loans denominated in Euros, any day that is a Business Day described in clause (i) and that is also a TARGET Day, (iii) with respect to all notices and determinations in connection with, and payments of principal and interest on or with respect to Loans denominated in Sterling, any day that is an RFR Business Day (iv) with respect to all notices and determinations in connection with, and payments of principal and interest on or with respect to, Loans denominated in any other Alternative Currency, any day that is a Business Day described in clauses (i), (ii) and (iii) and that is also a day which is not a legal holiday or a day on which banking institutions are authorized or required by Requirements of Law or other government action to remain closed in the country of issuance of the applicable currency. “Canadian Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the rate which the principal office of the First Lien Administrative Agent in Toronto, Ontario then quotes, publishes and refers to as its “prime rate” and which is its reference rate of interest for loans in Canadian Dollars made in Canada to commercial borrowers and (b) the one-month Adjusted BA Rate, plus 1.00% per annum, adjusted automatically with each quoted, published or displayed change in such rate, all without necessity of any notice to the Borrower or any other Person. “Canadian Dollars” means the lawful money of Canada. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided that all leases of such Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance on February 25, 2016 of the Accounting Standards Update 2016-02, Leases (Topic 842) by the Financial Accounting Standards Board (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purposes of the First Lien Loan Documents (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in the financial statements to be delivered pursuant to the First Lien Loan Documents. “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP as in effect on the Effective Date, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by Holdings and its Restricted Subsidiaries during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of Holdings and its Restricted Subsidiaries. “Cash Management Obligations” means (a) obligations of Holdings, the Borrower or any Subsidiary in respect of any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements and cash management services or any automated clearing house transfers of funds and (b) other obligations in respect of netting services, employee credit or purchase card programs and similar arrangements. “Cash Management Services” has the meaning assigned to such term in the definition of “Secured Cash Management Obligations.” “Casualty Event” means any event that gives rise to the receipt by Holdings, the Borrower or any Subsidiary of any insurance proceeds or condemnation awards in an amount in excess of $20,000,000 in respect of -12- [EMEA_ACTIVE 302040156_13]

any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property. “Central Bank Rate” means, in respect of Sterling, the Bank of England’s Bank Rate as published by the Bank of England from time to time (the “GBP CBR”). “Central Bank Rate Adjustment” means, in respect of a Central Bank Rate, in relation to that Central Bank Rate prevailing at close of business on any applicable RFR Business Day, the 20% trimmed arithmetic mean of the relevant Central Bank Rate Spreads for the 5 most immediately preceding applicable RFR Business Days for which the relevant RFR is available. “Central Bank Rate Spread” means, in respect of a Central Bank Rate, in relation to any applicable RFR Business Day, the difference (expressed as a percentage rate per annum) between (x) the relevant RFR for such applicable RFR Business Day and (y) the relevant Central Bank Rate prevailing at close of business on such applicable RFR Business Day. “Change of Control” means (a) the failure of Holdings, directly or indirectly through wholly-owned subsidiaries, to own all of the Equity Interests of the Borrower; (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act and the rules of the Securities and Exchange Commission thereunder) but excluding any employee benefit plan of such Person or its Subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, of Equity Interests in Holdings representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in Holdings (directly or indirectly, including through one or more holding companies); (c) persons who were (i) directors of Holdings on the Effective Date, (ii) nominated by the board of directors of Holdings or whose nomination for election by the stockholders of Holdings was approved by the board of directors of Holdings or (iii) appointed by directors that were directors of Holdings or directors nominated as provided in the preceding clause (ii), ceasing to occupy a majority of the seats (excluding vacant seats) on the board of directors of Holdings; or (d) a “change of control”, or other similar provision, as defined in any agreement or instrument evidencing any Material Indebtedness. “Change in Law” means: (a) the adoption of any rule, regulation, treaty or other law after the date of this Agreement, (b) any change in any rule, regulation, treaty or other law or in the administration, interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank of International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by the United States, Canada, United Kingdom or other foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law,” to the extent enacted, adopted, promulgated or issued after the date of this Agreement, but only to the extent such rules, regulations, or published interpretations or directives are applied to Holdings and its Subsidiaries by the First Lien Administrative Agent or any Lender in substantially the same manner as applied to other similarly situated borrowers under comparable syndicated credit facilities, including, without limitation, for purposes of Section 2.15. “Class” when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Other Revolving Loans, Term Loans, Second Incremental Amendment Term Loans, First Lien Incremental Term Loans, Bridge Loans, Other First Lien Term Loans or Swingline Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, Additional/Replacement Revolving Commitment, Other Revolving Commitment, Term Commitment or Other First Lien Term Commitment and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Other First Lien Term Commitments, Other First Lien Term Loans, Other Revolving Commitments (and the Other Revolving Loans made pursuant thereto), Additional/Replacement -13- [EMEA_ACTIVE 302040156_13]

Revolving Commitments and First Lien Incremental Term Loans that have different terms and conditions shall be construed to be in different Classes. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for the Secured Obligations. “Collateral and Guarantee Requirement” means, at any time, the requirement that: (a) the First Lien Administrative Agent shall have received from (i) Holdings, the Borrower and each of the Restricted Subsidiaries (other than any Excluded Subsidiary) either (x) a counterpart of the First Lien Guarantee Agreement duly executed and delivered on behalf of such Person or (y) in the case of any Person that becomes a Loan Party after the Effective Date (including by ceasing to be an Excluded Subsidiary), a supplement to the First Lien Guarantee Agreement, in substantially the form specified therein, duly executed and delivered on behalf of such Person and (ii) the Borrower and each Subsidiary Loan Party organized in the United States (together with the Borrower, the “US Loan Parties”) and Holdings (solely for purposes of pledging the Equity Interest in the Borrower in accordance with clause (b) below) either (x) a counterpart of the First Lien Collateral Agreement duly executed and delivered on behalf of such Person or (y) in the case of any Person that becomes a Subsidiary Loan Party after the Effective Date (including by ceasing to be an Excluded Subsidiary), a supplement to the First Lien Collateral Agreement, substantially in the form specified therein, duly executed and delivered on behalf of such Person, in each case under this clause (a) together with, in the case of any such First Lien Loan Documents executed and delivered after the Effective Date, to the extent reasonably requested by the First Lien Administrative Agent, opinions and documents of the type referred to in Sections 4.01(b) and 4.01(d); (b) (i) all outstanding Equity Interests of the Borrower (including any Additional Borrower organized in the United States) owned by or on behalf of Holdings, and (ii) all outstanding Equity Interests of the Borrower (including any Additional Borrower organized in the United States) and each Restricted Subsidiary owned by or on behalf of any US Loan Party (other than, in each case, any Equity Interests constituting Excluded Assets), shall have been pledged pursuant to the First Lien Collateral Agreement, and the First Lien Administrative Agent shall have received certificates, if any, representing all such Equity Interests to the extent constituting “certificated securities”, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; (c) if any Indebtedness for borrowed money of Holdings, the Borrower or any Subsidiary in a principal amount of $5,000,000 or more is owing by such obligor to any US Loan Party and such Indebtedness shall be evidenced by a promissory note, such promissory note shall be pledged pursuant to the First Lien Collateral Agreement, and the First Lien Administrative Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank; provided, however, that the foregoing delivery requirement with respect to any intercompany indebtedness may be satisfied by delivery of an omnibus or global intercompany note executed by all US Loan Parties as payees and all such obligors as payors; (d) all certificates, agreements, documents and instruments, including Uniform Commercial Code financing statements and Intellectual Property Security Agreements with respect to any Trademarks, Patents and Copyrights that are registered, issued or applied-for in the United States and that constitute Collateral held by a US Loan Party, for the filing with the United States Patent or Trademark Office and the United States Copyright Office to the extent required by this Agreement, the Security Documents, Requirements of Law and as reasonably requested by the First Lien Administrative Agent to be filed, delivered, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, this Agreement, the Security Documents and the other provisions of the term “Collateral and Guarantee Requirement,” shall have been -14- [EMEA_ACTIVE 302040156_13]

filed, registered or recorded or delivered to the First Lien Administrative Agent for filing, registration or recording; and (e) the First Lien Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property duly executed and delivered by the record owner of such Mortgaged Property (if the Mortgaged Property is in a jurisdiction that imposes a mortgage recording or similar tax on the amount secured by such Mortgage, then the amount secured by such Mortgage shall be limited to the Fair Market Value of such Mortgaged Property, as reasonably determined by Holdings), (ii) a policy or policies of title insurance (or marked unconditional commitment to issue such policy or policies) issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a first priority Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such customary lender’s endorsements (other than a creditor’s rights endorsement) as the First Lien Administrative Agent may reasonably request to the extent available in the applicable jurisdiction at commercially reasonable rates (it being agreed that the First Lien Administrative Agent shall accept zoning reports from a nationally recognized zoning company in lieu of zoning endorsements to such title insurance policies), in an amount equal to the Fair Market Value of such Mortgaged Property or as otherwise reasonably agreed by the parties; provided that in no event will the Borrower be required to obtain independent appraisals of such Mortgaged Properties, unless required by FIRREA, (iii) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property on a “Building” (as defined in 12 CFR Chapter III, Section 339.2) is located, and if any Mortgaged Property on which a “Building” (as defined in 12 CFR Chapter III, Section 339.2) is located in an area determined by the Federal Emergency Management Agency (or any successor agency) to be located in a special flood hazard area, a duly executed notice about special flood hazard area status and flood disaster assistance and evidence of such flood insurance as provided in Section 5.07(b), (iv) in each case if reasonably requested by the First Lien Administrative Agent, a customary legal opinion with respect to each such Mortgage, from counsel qualified to opine in each jurisdiction (i) where a Mortgaged Property is located regarding the enforceability of the Mortgage and (ii) where the applicable Loan Party granting the Mortgage on said Mortgaged Property is organized, regarding the due authorization, execution and delivery of such Mortgage, and in each case, such other customary matters as may be in form and substance reasonably satisfactory to the First Lien Administrative Agent, (v) a survey or existing survey together with a no change affidavit of such Mortgaged Property, in compliance with the 2016 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys (or 2011 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys in the case of any existing survey) and otherwise reasonably satisfactory to the First Lien Administrative Agent, and (vi) evidence of payment of title insurance premiums and expenses and all recording, mortgage, transfer and stamp taxes and fees payable in connection with recording the Mortgage, any amendments thereto and any fixture filings in appropriate county land office(s). (f) the First Lien Administrative Agent shall have received from Holdings a counterpart of the Floating Charge Document duly executed and delivered on its behalf . Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other First Lien Loan Document to the contrary, (a) the foregoing provisions of this definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets of the Loan Parties, or the provision of Guarantees by any Subsidiary, if, and for so long as the First Lien Administrative Agent and the Borrower reasonably agree in writing that the cost, burden, difficulty or consequence of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, or providing such Guarantees (taking into account any material adverse tax consequences to Holdings and its Affiliates (including the imposition of withholding or other material taxes)), is excessive in relation to the benefits to be obtained by the Lenders therefrom; (b) Liens required to be granted from time to time pursuant to the term “Collateral and Guarantee Requirement” shall be subject to exceptions and limitations set forth in this Agreement and the Security Documents; (c) in no event shall control agreements or other control or similar arrangements be required with respect to cash or cash equivalent, deposit accounts, securities and commodities accounts (including securities entitlements and related assets), letter of credit rights or other assets requiring perfection by control (but not, for avoidance of doubt, -15- [EMEA_ACTIVE 302040156_13]

possession); (d) other than the filing of Form MR01 with the Companies House in the United Kingdom with respect to the security interest granted under the Floating Charge Document, in no event shall any Loan Party be required to complete any filings or other action with respect to the perfection of security interests in any jurisdiction outside of a Covered Jurisdiction (or, with respect to Intellectual Property, in any jurisdiction outside the United States), and no actions in any non-Covered Jurisdiction (or, with respect to Intellectual Property, in any jurisdiction outside the United States) or required by the laws of any non-Covered Jurisdiction (or, with respect to Intellectual Property, by the laws of any jurisdiction outside the United States) shall be required to be taken to create any security interests in assets located or titled outside of any Covered Jurisdiction (including in any Equity Interests of Subsidiaries organized outside of a Covered Jurisdiction), or in any Intellectual Property governed by, arising, existing, registered or applied for under the laws of any jurisdiction other than the United States of America, any State or to perfect or make enforceable any security interests in any such assets (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction); (e) in no event shall any Loan Party be required to complete any filings or other action with respect to perfection of security interests in assets subject to certificates of title beyond the filing of UCC financing statements; (f) other than the filing of UCC financing statements, no perfection shall be required with respect to promissory notes evidencing debt for borrowed money in a principal amount of less than $2,500,000; (g) in no event shall any Loan Party be required to complete any filings or other action with respect to security interests in Intellectual Property beyond the filing of Intellectual Property Security Agreements with the United States Patent and Trademark Office and the United States Copyright Office; (h) no actions shall be required to perfect a security interest in letter of credit rights (other than the filing of UCC financing statements) not otherwise constituting supporting obligations; (i) in no event shall any Loan Party be required to deliver to the First Lien Administrative Agent to be held in its possession Collateral not consisting of intercompany notes and instruments or stock certificates of the Wholly Owned Restricted Subsidiary; and (j) in no event shall the Collateral include any Excluded Assets. The First Lien Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets or the provision of any Guarantee by any Subsidiary (including extensions beyond the Effective Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Effective Date) and any other obligations under this definition where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement (including as set forth on Schedule 5.14) or the Security Documents. “Commitment” means (a) with respect to any Lender, its Revolving Commitment, Other Revolving Commitment of any Class, Term Commitment, Bridge Commitment, Other First Lien Term Commitment of any Class or any combination thereof (as the context requires) and (b) with respect to any Swingline Lender, its Swingline Commitment. “Commitment Fee Percentage” means, for any day, the applicable percentage set forth below under the caption “Commitment Fee Percentage” based upon the Senior SecuredTotal Net Leverage Ratio as of the end of the fiscal quarter of Holdings for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b); provided that, until the date of the delivery of the consolidated financial statements pursuant to Section 5.01(b) as of and for the first full fiscal quarter following the Second Incremental Amendment Effective Date, the Commitment Fee Percentage shall be based on the rates per annum set forth in Category 13: -16- [EMEA_ACTIVE 302040156_13]

-17- [EMEA_ACTIVE 302040156_13] Category 3 Greater than 2.00 to 1.00, but less than or equal to 3.00 to 1.00 Category 1 Less than or equal to 1.00 to 1.00 0.500% Senior SecuredTotal Net Leverage Ratio 0.250% Category 4 Greater than 3.00 to 1.00, but less than or equal to 4.00 to 1.00 0.500% Commitment Fee Percentage Category 5 Greater than 4.00 to 1.00 Category 2 Greater than 1.00 to 1.00, but less than or equal to 2.00 to 1.00 0.750% For purposes of the foregoing, each change in the Commitment Fee Percentage resulting from a change in the Senior SecuredTotal Net Leverage Ratio shall be effective during the period commencing on and including the Business Day following the date of delivery to the First Lien Administrative Agent pursuant to Section 5.01(a) or 5.01(b) of the consolidated financial statements and related Compliance Certificate indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Commitment Fee Percentage, at the option of the (I) First Lien Administrative Agent or (II) (x) the Required Revolving Lenders, for purposes of the determination of the Revolving Commitment Fee and (y) until the Delayed Draw Incremental Commitment Termination Date, the Required Delayed Draw Lenders, for purposes of the determination of the Delayed Draw Incremental Commitment Fee, commencing upon written notice to the Borrower, shall be based on the rates per annum set forth in Category 5 (i) at any time that an Event of Default under Section 7.01(a) has occurred and is continuing and shall continue to so apply to but excluding the date on which such Event of Default shall cease to be continuing (and thereafter, the Category otherwise determined in accordance with this definition shall apply) or (ii) if Holdings fails to deliver the consolidated financial statements required to be delivered pursuant to Section 5.01(a) or 5.01(b) or any Compliance Certificate required to be delivered pursuant hereto, in each case within the time periods specified herein for such delivery, during the period commencing on and including the day of the occurrence of a Default resulting from such failure and until the delivery thereof. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means the Compliance Certificate required to be delivered pursuant to Section 5.01(d), substantially in the form of Exhibit Y, with such modifications thereto as the First Lien Administrative Agent and the Borrower may reasonably agree. “Conforming Changes” means, with respect to either the use or administration of any Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Alternate Base Rate”, the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback 0.500%

periods, the applicability of Section 2.16 and other technical, administrative or operational matters) that the First Lien Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the First Lien Administrative Agent in a manner substantially consistent with market practice (or, if the First Lien Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the First Lien Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the First Lien Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other First Lien Loan Documents). “Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus, (1) without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) Taxes based on income or profits or capital, plus franchise or similar taxes and foreign withholding taxes, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) transition, integration and similar fees, charges and expenses related acquisitions or dispositions, (e) unusual, non-recurring or exceptional expenses, losses or charges (including any unusual, non-recurring exceptional operating expenses, losses or charges directly attributable to the implementation of cost savings initiatives), severance, relocation costs, integration and facilities’ opening costs and other business optimization expenses and operating improvements (including related to new product introductions), recruiting fees, signing costs, retention or completion bonuses, transition costs, costs related to closure/consolidation of facilities, internal costs in respect of strategic initiatives and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities), contract terminations and professional and consulting fees incurred in connection with any of the foregoing, (f) restructuring charges, accruals or reserves (including restructuring and integration costs related to acquisitions and adjustments to existing reserves), whether or not classified as restructuring expense on the consolidated financial statements, (g) fees, costs and expenses paid or premiums and penalties incurred in connection with any debt or equity financing transaction, including mark-to-market adjustments for exchangeable option features and capped call derivatives, (h) fees, costs and expenses paid or incurred in connection with (i) any product remediation plan and (ii) the re-evaluation associated with the classification of any business unit, division, product line or line of business as held for sale, (i) non-cash stock option and other equity-based compensation expenses and payroll tax expense related to stock option and other equity-based compensation expenses, (j) (A) expenses and charges paid in connection with the SNIA Litigation and (B) expenses and charges incurred or accrued with respect to other litigation disclosed in the public filings made by Holdings, the Borrower and itsthe Subsidiaries prior to the Effective Date, in each case of prongs (A) and (B) including amounts in respect of settlements or judgments, and (k) Non-Cash Charges, (l) the amount of any non-controlling interest expense consisting of income attributable to non-controlling interests of third parties in any Non-Wholly Owned Subsidiary deducted (and not added back in such period) in calculating Consolidated Net Income, (m) [reserved], (n) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification 715, and any other items of a similar nature and (o) charges, losses, lost profits, expenses (including litigation expenses, fees and charges) or write-offs to the extent indemnified or insured by a third party, including expenses or losses covered by indemnification provisions or by any insurance provider in connection with the Transactions, a Permitted Acquisition or any other acquisition or Investment, disposition or any Casualty Event, in each case, to the extent that coverage has not been denied and so long as such amounts are actually reimbursed in cash within one year after the related amount is first added to Consolidated EBITDA pursuant to this clause (o) (and if not so reimbursed within one year, such amount shall be deducted from Consolidated EBITDA for the first fiscal quarter ending after the end of such year), plus (2) without duplication, (a) the amount of “run rate” cost savings, operating expense reductions, other operating improvements and synergies related to any Specified Transaction, the Transactions, any restructuring, cost saving initiative or other initiative projected by the Borrower in good faith to be realized as a result of actions taken or committed to be taken in each case on or prior to the date that is 12 months after the end of the relevant Test Period (including actions initiated prior to the Effective Date) (which cost savings, operating expense reductions, other operating improvements and synergies shall be added to Consolidated EBITDA until fully realized and calculated on a pro forma basis as though such cost savings, operating -18- [EMEA_ACTIVE 302040156_13]

expense reductions, other operating improvements and synergies had been realized on the first day of the relevant period), net of the amount of actual benefits realized from such actions; provided that (A) such cost savings, operating expense reductions, other operating improvements and synergies are reasonably identifiable and quantifiable (in the good faith determination of the Borrower), (B) no cost savings, operating expense reductions, other operating improvements or synergies shall be added pursuant to this clause (2) to the extent duplicative of any expenses or charges relating to such cost savings, operating expense reductions, other operating improvements or synergies that are included in clauses (1)(e) and (1)(f) above or in the definition of “Pro Forma Adjustment” (it being understood and agreed that “run rate” shall mean the full recurring benefit that is associated with any action taken), and (C) amounts added pursuant to this clause (2) shall not exceed 25% of Consolidated EBITDA (calculated before giving effect to such adjustments) during such period; minus, (3) to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary income or gains determined in accordance with GAAP, (c) all Tax benefits for such period to the extent not netted in determining the amount for clause (a) preceding and, (d) any other non-cash income (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (g) above), including for the avoidance of doubt non-cash foreign currency translation gains (including non-cash gains related to currency remeasurement of Indebtedness), and (e) the amount of any non-controlling interest income consisting of loss attributable to non-controlling interests of third parties in any Non-Wholly Owned Subsidiary added (and not deducted in such period) to Consolidated Net Income; all as determined on a consolidated basis, provided that: (I) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA currency translation gains and losses related to currency remeasurements of assets or liabilities (including the net loss or gain resulting from hedging agreements for currency exchange risk and revaluations of intercompany balances); (II) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of Financial Accounting Standards Codification No. 815—Derivatives and Hedging, including gains or losses resulting from mark to market movements in the valuation, settlements and ineffectiveness of hedging obligations and other derivative instruments; (IIII) there shall be included in determining Consolidated EBITDA for any period, without duplication, (A) to the extent not included in Consolidated Net Income, the Acquired EBITDA of any Person, property, business or asset or attributable to any Person, property, business or asset acquired by Holdings or any Restricted Subsidiary during such period (other than any Unrestricted Subsidiary) to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, including pursuant to the Transactions or pursuant to a transaction consummated prior to the Effective Date, and not subsequently so disposed of, an “Acquired Entity or Business”), and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), in each case based on the Acquired EBITDA of such Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis and (B) an adjustment in respect of each Pro Forma Entity equal to the amount of the Pro Forma Adjustment with respect to such Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) as specified in the Pro Forma Adjustment certificate delivered to the First Lien Administrative Agent (for further delivery to the Lenders); (IIIV) there shall be (A) to the extent included in Consolidated Net Income, excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than any Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations in accordance with GAAP (other than (x) if so classified on the basis that it is being held for sale unless such sale has actually occurred during such period and (y) for periods prior to the applicable sale, transfer or other disposition, if the Disposed EBITDA of such Person, property, business or asset is positive (i.e., if such Disposed EBITDA is negative, it shall be added back in -19- [EMEA_ACTIVE 302040156_13]

determining Consolidated EBITDA for any period)) by Holdings or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”), in each case based on the Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical Pro Forma Basis and (B) to the extent not included in Consolidated Net Income, included in determining Consolidated EBITDA for any period in which a Sold Entity or Business is disposed, an adjustment equal to the Pro Forma Disposal Adjustment with respect to such Sold Entity or Business (including the portion thereof occurring prior to such disposal) as specified in the Pro Forma Disposal Adjustment certificate delivered to the First Lien Administrative Agent (for further delivery to the Lenders); and (IIIV) there shall be, to the extent included in Consolidated Net Income, excluded in determining Consolidated EBITDA any expense (or income) as a result of adjustments recorded to contingent consideration liabilities relating to the Transactions, to any acquisition or Investment consummated prior to the Effective Date and any Permitted Acquisition (or other Investment not prohibitedpermitted under this Agreement). “Consolidated Interest Expense” means the sum of (a) the amount of cash interest expense (including that attributable to Capitalized Leases), net of cash interest income of Holdings and the Restricted Subsidiaries with respect to all outstanding Indebtedness of Holdings and the Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under hedging agreements, plus (b) the aggregate amount of actual cash payments made with respect to any increase in the principal amount of Indebtedness as a result of pay-in-kind interest that are required to be made in connection with any repayment of such Indebtedness, and excluding, for the avoidance of doubt, (i) amortization of deferred financing costs, debt issuance costs (including bridge, commitment and other financing fees), commissions, fees and expenses and any other amounts of non-cash interest (including as a result of the effects of acquisition method accounting or pushdown accounting), (ii) non-cash interest expense attributable to the movement of the mark-to-market valuation of obligations under hedging agreements or other derivative instruments pursuant to FASB Accounting Standards Codification No. 815-Derivatives and Hedging, (iii) any one-time cash costs associated with breakage in respect of hedging agreements for interest rates, (iv) all non-recurring cash interest expense consisting of liquidated damages for failure to timely comply with registration rights obligations, (v) any prepayment premium or penalty, (vi) penalties and interest relating to taxes, (vii) any accretion of accrued interest on discounted liabilities (other than Indebtedness except to the extent arising from the application of purchase accounting), (viii) any “additional interest” with respect to debt securities, (ix) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Securitization Facility and (x) any interest expense attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto and with respect to any Permitted Acquisition or other Investment, all as calculated on a consolidated basis in accordance with GAAP. “Consolidated Net Income” means, for any period, the net income (loss) of Holdings and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding, without duplication (a) the cumulative effect of a change in accounting principles during such period, (b) any Transaction Costs incurred during such period, (c) any income (loss) for such period attributable to the early extinguishment of Indebtedness, hedging agreements or other derivative instruments, (d) any income (loss) attributable to deferred compensation plans or trusts, (e) any income (loss) from Investments recorded using the equity method, and (f) the amount of any expense required to be recorded as compensation expense related to contingent transaction consideration. There shall be included in Consolidated Net Income, without duplication, the amount of any cash tax benefits related to the tax amortization of intangible assets in such period. There shall be excluded from Consolidated Net Income for any period the effects from applying acquisition method accounting, including applying acquisition method accounting to inventory, property and equipment, loans and leases, software and other intangible assets and deferred revenue (including deferred costs related thereto) required or permitted by GAAP and -20- [EMEA_ACTIVE 302040156_13]

related authoritative pronouncements (including the effects of such adjustments pushed down to Holdings and its Restricted Subsidiaries), as a result of the Transactions, any acquisition or Investment consummated prior to the Effective Date and any Permitted Acquisitions (or other Investment not prohibitedpermitted hereunder) or the amortization or write-off of any amounts thereof. In addition, to the extent not already included in Consolidated Net Income, Consolidated Net Income shall include the amount of proceeds received or due from business interruption insurance or reimbursement of expenses and charges pursuant to indemnification and other reimbursement provisions in connection with any acquisition or other Investment or any disposition of any asset permitted hereunder. “Consolidated Senior Secured First Lien Net Indebtedness” means, as of any date of determination, the aggregate amount of Indebtedness of Holdings and its Restricted Subsidiaries outstanding on such date that is not subordinated in right of payment to the First Lien Loan Document Obligations and that is secured by a Lien on any asset of Holdings or any of the Restricted Subsidiaries that is not expressly subordinated to Liens on any asset of Holdings or any of the Restricted Subsidiaries securing the First Lien Loan Document Obligations (including, for avoidance of doubt, the First Lien Loan Document Obligations), determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of the acquisition method accounting in connection with the Transactions or any Permitted Acquisition (or other Investment not prohibitedpermitted hereunder) consisting only of Senior Secured First Lien Indebtedness for borrowed money, drawn obligations under letters of credit that have not been reimbursed, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, but excluding any obligations under or in respect of Qualified Securitization Facilities, minus the aggregate amount of cash and Permitted Investments (in each case, free and clear of all liens, other than Liens permitted pursuant to Section 6.02), excluding cash and Permitted Investments that are listed as “restricted” on the consolidated balance sheet of Holdings and its Restricted Subsidiaries as of such date, but including cash and Permitted Investments restricted in favor of the Secured Obligations (which may also secure other Indebtedness secured by a pari passu or junior lien on the Collateral along with the Secured Obligations). “Consolidated Senior Secured Indebtedness” means, as of any date of determination, the aggregate amount of Indebtedness of Holdings and its Restricted Subsidiaries outstanding on such date that is not subordinated in right of payment to the First Lien Loan Document Obligations and that is secured by a Lien on any asset of Holdings or any of the Restricted Subsidiaries (including, for the avoidance of doubt, the First Lien Loan Document Obligations), determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of the acquisition method accounting in connection with the Transactions or any Permitted Acquisition (or other Investment not prohibitedpermitted hereunder)) and consisting only of such Indebtedness for borrowed money, drawn obligations under letters of credit that have not been reimbursed, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, but excluding any obligations under or in respect of Qualified Securitization Facilities, minus the aggregate amount of cash and Permitted Investments (in each case, free and clear of all liens, other than Liens permitted pursuant to Section 6.02), excluding cash and Permitted Investments that are listed as “restricted” on the consolidated balance sheet of Holdings and the Restricted Subsidiaries as of such date, but including, notwithstanding the foregoing, cash and Permitted Investments so restricted by virtue of being subject to any Permitted Encumbrance or to any Lien permitted under Section 6.02 that secures the Secured Obligations (which Lien may also secure other Indebtedness secured on a pari passu basis with, or a junior lien basis to, the Secured Obligations). “Consolidated Total Net Indebtedness” means, as of any date of determination, the aggregate amount of Indebtedness of Holdings and its Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of the acquisition method accounting in connection with the Transactions or any Permitted Acquisition (or other Investment not prohibitedpermitted hereunder)) consisting only of Indebtedness for borrowed money, drawn obligations under letters of credit that have not been reimbursed, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, but excluding any obligations under or in respect of Qualified Securitization Facilities, minus the aggregate amount of cash and Permitted Investments (in each case, free and clear of all liens, other than Liens permitted pursuant to Section 6.02), excluding -21- [EMEA_ACTIVE 302040156_13]

cash and Permitted Investments that are listed as “restricted” on the consolidated balance sheet of Holdings and its Restricted Subsidiaries as of such date, but including cash and Permitted Investments restricted in favor of the Secured Obligations (which may also secure other Indebtedness secured by a pari passu or junior lien on the Collateral along with the Secured Obligations). “Consolidated Working Capital” means, at any date, the excess of (a) the sum of all amounts (other than cash and Permitted Investments) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of Holdings and its Restricted Subsidiaries at such date, excluding the current portion of deferred income taxes over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Holdings and its Restricted Subsidiaries on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of Loans and obligations under Letters of Credit to the extent otherwise included therein, (iii) the current portion of interest and (iv) the current portion of current and deferred income taxes.; provided that, for purposes of calculating Excess Cash Flow, increases or decreases in working capital (A) arising from acquisitions or dispositions by Holdings and its Restricted Subsidiaries shall be measured from the date on which such acquisition or disposition occurred until the first anniversary of such acquisition or disposition with respect to the Person subject to such acquisition or disposition and (B) shall exclude (I) the impact of non-cash adjustments contemplated in the Excess Cash Flow calculation, (II) the impact of adjusting items in the definition of Consolidated Net Income and (III) any changes in current assets or current liabilities as a result of (x) the effect of fluctuations in the amount of accrued or contingent obligations, assets or liabilities under hedging agreements or other derivative obligations, (y) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (z) the effects of acquisition method accounting. “Contract Consideration” has the meaning assigned to such term in the definition of “Excess Cash Flow.” “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convertible Indebtedness” means any Indebtedness of Holdings, the Borrower or any Restricted Subsidiary permitted to be incurred hereunder that is either (a) convertible into, or exchangeable for, ordinary shares of Holdings (and cash in lieu of fractional shares), cash (in an amount determined by reference to the price of such ordinary shares) or any combination of the foregoing or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for ordinary shares of Holdings and/or cash (in an amount determined by reference to the price of such ordinary shares). “Convertible Indebtedness Call Transactions” means any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction. “Copyright” has the meaning assigned to such term in the First Lien Collateral Agreement. “Covered Jurisdiction” means each of (a) the United States (or any state, commonwealth or territory thereof or the District of Columbia), and (b) any other jurisdiction as agreed in writing by the First Lien Administrative Agent and the Borrower. “Covered Party” has the meaning assigned to such term in Section 9.21(a). “Credit Agreement Refinancing Indebtedness” means Indebtedness issued, incurred or otherwise obtained by the Borrower (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, existing Term Loans, Revolving Loans (or unused Revolving Commitments) or First Lien Incremental Equivalent Debt (“Refinanced Debt”); provided that such -22- [EMEA_ACTIVE 302040156_13]

exchanging, extending, renewing, replacing or refinancing Indebtedness (a) is in an original aggregate principal amount not greater than the aggregate principal amount of the Refinanced Debt (plus any premium, accrued interest and fees and expenses incurred in connection with such exchange, extension, renewal, replacement or refinancing), (b) (i) does not mature earlier than or, except in the case of Revolving Commitments, have a Weighted Average Life to Maturity shorter than the Refinanced Debt and (ii) if such Indebtedness is unsecured or secured by the Collateral on a junior lien basis to the Secured Obligations, does not mature or have scheduled amortization or payments of principal prior to the maturity date of the Refinanced Debt (except in the case of customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent refinancing that does not mature earlier than the Refinanced Debt), (c) shall not be guaranteed by any entity that is not a Loan Party, (d) in the case of any secured Indebtedness (i) is not secured by any assets not securing the Secured Obligations and (ii) if not comprising Other First Lien Term Loans or Other Revolving Commitments hereunder that are secured on a pari passu basis with the Secured Obligations, is subject to a Customary Intercreditor Agreement(s) and (e) has covenants and events of default (excluding, for the avoidance of doubt, pricing, interest rate margins, rate floors, discounts, fees, premiums and prepayment or redemption provisions) that are not materially more favorable (when taken as a whole) to the lenders or investors providing such Indebtedness than the covenants and events of default of this Agreement (when taken as a whole) are to the Lenders (unless (x) such covenants or other provisions are applicable only to periods after the maturity date of the Refinanced Debt at the time of such refinancing or (y) the Revolving Lenders or the Lenders under the Second Incremental Amendment Term Loans, as applicable, also receive the benefit of such more favorable covenants and events of default (together with, at the election of the Borrower, any applicable “equity cure” provisions with respect to any financial maintenance covenant) (it being understood that, to the extent that any covenant, event of default or guarantee is added or modified for the benefit of any such Indebtedness, no consent shall be required by the First Lien Administrative Agent or any of the Lenders if such covenant, event of default or guarantee is (i) also added or modified for the benefit of any corresponding Loans remaining outstanding after the issuance or incurrence of such Indebtedness, (ii) with respect to any “springing” financial maintenance covenant or other covenant only applicable to, or for the benefit of, a revolving credit facility, also added for the benefit of each revolving credit facility hereunder (and not for the benefit of any term loan facility hereunder) and/or (iii) only applicable after the Latest Maturity Date at the time of such refinancing). For the avoidance of doubt, it is understood and agreed that (x) notwithstanding anything in this Agreement to the contrary, in the case of any Indebtedness incurred to modify, refinance, refunding, extend, renew or replace Indebtedness initially incurred in reliance on and measured by reference to a percentage of Consolidated EBITDA at the time of incurrence, and such modification, refinancing, refunding, extension, renewal or replacement would cause the percentage of Consolidated EBITDA to be exceeded if calculated based on the percentage of Consolidated EBITDA on the date of such modification, refinancing, refunding, extension, renewal or replacement, such percentage of Consolidated EBITDA restriction shall not be deemed to be exceeded so long as such incurrence otherwise constitutes “Credit Agreement Refinancing Indebtedness” and (y) such Credit Agreement Refinancing Indebtedness. Notwithstanding anything to the contrary, no Credit Agreement Refinancing Indebtedness shall be subject to any “most favored nation” pricing adjustments set forth in this Agreement. “Cure Amount” has the meaning assigned to such term in Section 7.02(a). “Cure Right” has the meaning assigned to such term in Section 7.02(a). “Currencies” means Dollars and each Alternative Currency, and “Currency” means any of such Currencies. “Customary Intercreditor Agreement” means (a) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral which are intended to rank equal in priority to the Liens on the Collateral securing the Secured Obligations, at the option of the Borrower, either (i) an intercreditor agreement substantially in the form of the First Lien Pari Passu Intercreditor Agreement (with such modifications as may be necessary or appropriate in light of prevailing market conditions and reasonably acceptable to the First Lien Administrative Agent) or (ii) a customary intercreditor agreement in form and substance reasonably acceptable to the First Lien Administrative Agent, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank equal in priority to the Liens on the Collateral securing the Secured Obligations and (b) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral which are -23- [EMEA_ACTIVE 302040156_13]

intended to rank junior to the Liens on the Collateral securing the Secured Obligations, at the option of the Borrower, either (i) an intercreditor agreement substantially in the form of the First/Second Lien Intercreditor Agreement (with such modifications as may be necessary or appropriate in light of prevailing market conditions and reasonably acceptable to the First Lien Administrative Agent) or (ii) a customary intercreditor agreement in form and substance reasonably acceptable to the First Lien Administrative Agent and the Borrower, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank junior to the Liens on the Collateral securing the Secured Obligations. With regard to any changes in light of prevailing market conditions as set forth above in clauses (a)(i) or (b)(i) or with regard to clauses (a)(ii) or (b)(ii), such changes or agreement, as applicable, shall be posted to the Lenders not less than five (5) Business Days before execution thereof and, if the Required Lenders shall not have objected to such changes within three (3) Business Days after posting, then the Required Lenders shall be deemed to have agreed that the First Lien Administrative Agent’s entry into such intercreditor agreement (including with such changes) is reasonable and to have consented to such intercreditor agreement (including with such changes) and to the First Lien Administrative Agent’s execution thereof. “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to the greater of (a) (x) SONIA for the day that is 5 RFR Business Days prior to such RFR Interest Day (the “RFR Lookback Day”), (y) if SONIA is not available for the RFR Lookback Day determined pursuant to clause (x) above, if by 5:00 p.m., London time, on the second (2nd) Business Day immediately following any day “i”, RFR in respect of such day “i” has not been published on the SONIA Administrator’s Website, then RFR for such day “i” will be RFR as published in respect of the first preceding Business Day for which RFR was published on the SONIA Administrator’s Website (provided that RFR determined pursuant to this clause (y) shall be utilized for purposes of calculation of Daily Simple RFR for no more than three (3) consecutive RFR Interest Days) or (z) if RFR has been determined pursuant to clause (y) above for three (3) consecutive RFR Interest Days and SONIA remains unavailable for the relevant RFR Lookback Day, RFR shall be (1) the percentage rate per annum which is the aggregate of (I) the GBP CBR for such RFR Lookback Day and (II) the applicable Central Bank Rate Adjustment or (2) if clause (z)(1) applies but the GBP CBR for the applicable RFR Lookback Day is not available, the Daily Simple RFR for such RFR Lookback Day shall be the percentage rate per annum which is the aggregate of (I) the most recent GBP CBR for an RFR Business Day which is no more than five RFR Business Days before that RFR Lookback Day and (II) the applicable Central Bank Rate Adjustment and (b) the Floor. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the First Lien Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the First Lien Administrative Agent decides that any such convention is not administratively feasible for the First Lien Administrative Agent, then the First Lien Administrative Agent may establish another convention in its reasonable discretion. “Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions (domestic or foreign) from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means, subject to Section 2.22(b), any Lender that (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swingline Loans, within two (2) Business Days of the date required to be funded by it hereunder unless such Lender notifies the First Lien Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower, the First Lien Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender that it does not intend to comply with its funding obligations or has made a public statement or provided any written notification to any Person to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to -24- [EMEA_ACTIVE 302040156_13]

fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after request by the First Lien Administrative Agent (whether acting on its own behalf or at the reasonable request of the Borrower (it being understood that the First Lien Administrative Agent shall comply with any such reasonable request)) or any Issuing Bank, to confirm in a manner satisfactory to the First Lien Administrative Agent, such Issuing Bank and the Borrower that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the First Lien Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, other than via an Undisclosed Administration, (i) become or is insolvent, (ii) become the subject of a proceeding under any Debtor Relief Law, (iii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iv) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; or (v) become the subject of a Bail-in Action provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority, where such ownership interest or proceeding does not result in or provide such Lender or Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender or Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Lender or Person. “Defaulting Lender Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Applicable Percentage of the First Lien Loan Document Obligations with respect to the Letters of Credit issued by such Issuing Bank other than First Lien Loan Document Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof. “Delayed Draw Incremental Commitment” means, as to each Lender, its obligation to make Delayed Draw Incremental Term Loans to the Borrower hereunder during the Delayed Draw Incremental Commitment Period, expressed as an amount representing the maximum principal amount of the Delayed Draw Incremental Term Loans to be made by such Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption, (ii) Section 2.20 or (iii) a Refinancing Amendment. The initial amount of each Lender’s Delayed Draw Incremental Commitment is set forth on Schedule I to the Second Incremental Amendment under the caption “Delayed Draw Incremental Commitment” or, otherwise, in the Assignment and Assumption or Refinancing Amendment or other documentation pursuant to which such Lender shall have assumed its Delayed Draw Incremental Commitment, as the case may be. The initial aggregate amount of the Delayed Draw Incremental Commitments on the Second Incremental Amendment Effective Date is $50,000,000. “Delayed Draw Incremental Commitment Fee” has the meaning assigned to such term in Section 2.12(c). “Delayed Draw Incremental Commitment Period” means the period from the Second Incremental Amendment Effective Date to and including the Delayed Draw Incremental Commitment Termination Date. “Delayed Draw Incremental Commitment Termination Date” means the earliest to occur of (i) the date that is nine (9) months after the Second Incremental Amendment Effective Date, (ii) the date on which all Delayed Draw Incremental Commitments have been reduced to $0 pursuant to Section 2.08 or terminated by the Borrower. -25- [EMEA_ACTIVE 302040156_13]

“Delayed Draw Incremental Funding Date” means the date of any Borrowing of Delayed Draw Incremental Term Loans in accordance with Sections 2.01(a)(2) and 4.03. “Delayed Draw Incremental Lender” has the meaning assigned to such term in the Second Incremental Amendment. “Delayed Draw Incremental Term Loan” has the meaning assigned to such term in Section 2.01(a)(2). “Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by Holdings or a Subsidiary in connection with a Disposition pursuant to Section 6.05(k) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation (which amount will be reduced by the Fair Market Value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition). “Discount Prepayment Accepting Lender” has the meaning assigned to such term in Section 2.11(a)(ii)(B)(2). “Discount Range” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(1). “Discount Range Prepayment Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(1). “Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.11(a)(ii)(C) substantially in the form of Exhibit I. “Discount Range Prepayment Offer” means the irrevocable written offer by a Term Lender, substantially in the form of Exhibit J, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice. “Discount Range Prepayment Response Date” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(1). “Discount Range Proration” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(3). “Discounted Prepayment Determination Date” has the meaning assigned to such term in Section 2.11(a)(ii)(D)(3). “Discounted Prepayment Effective Date” means in the case of a Borrower Offer of Specified Discount Prepayment or Borrower Solicitation of Discount Range Prepayment Offer, five (5) Business Days following the receipt by each relevant Term Lender of notice from the Auction Agent in accordance with Section 2.11(a)(ii)(B), Section 2.11(a)(ii)(C) or Section 2.11(a)(ii)(D), as applicable unless a shorter period is agreed to between the Borrower and the Auction Agent. “Discounted Term Loan Prepayment” has the meaning assigned to such term in Section 2.11(a)(ii)(A). “Dispose” and “Disposition” each has the meaning assigned to such term in Section 6.05. “Disposed EBITDA” means, with respect to any Sold Entity or Business or Converted Unrestricted Subsidiary for any period through (but not after) the date of such disposition, the amount for such -26- [EMEA_ACTIVE 302040156_13]

period of Consolidated EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary (determined as if references to Holdings and its Restricted Subsidiaries in the definition of the term “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its subsidiaries or to such Converted Unrestricted Subsidiary and its subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business or Converted Unrestricted Subsidiary. “Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition: (a) matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise; (b) is convertible or exchangeable, either mandatorily or at the option of the holder thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or (c) is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by such Person or any of its Affiliates, in whole or in part, at the option of the holder thereof; in each case, on or prior to the date ninety-one (91) days after the Latest Maturity Date; provided, however, that (i) an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale” or a “change of control” or similar event shall not constitute a Disqualified Equity Interest if any such requirement becomes operative only after the Termination Date and (ii) if an Equity Interest in any Person is issued pursuant to any plan for the benefit of employees of Holdings (or any direct or indirect parent thereof) or any of its Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by Holdings (or any direct or indirect parent company thereof) or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations of such Person. “Disqualified Lenders” means (i) those Persons identified by the Borrower to the First Lien Administrative Agent in writing prior to August 2, 2021 as being “Disqualified Lenders”, (ii) those Persons who are competitors of Holdings, the Borrower and itsthe Subsidiaries (other than a Bona Fide Debt Fund) and are identified by the Borrower to the First Lien Administrative Agent from time to time in writing which designation shall become effective two (2) Business Days after delivery of each such written designation to the First Lien Administrative Agent, but which shall not apply retroactively to disqualify any Persons that previously acquired an assignment or participation interest in any Loan prior to such second Business Day after such written designation, and (iii) [Reserved], and (iv) in the case of each Person identified pursuant to clauses (i) or (ii) above, any of their Affiliates (other than a Bona Fide Debt Fund) that are either (x) identified in writing by the Borrower to the First Lien Administrative Agent from time to time or (y) known or reasonably identifiable as an Affiliate of any such Person. Upon inquiry by any Lender to the First Lien Administrative Agent as to whether a specified potential assignee or prospective participant is a Disqualified Lender, the First Lien Administrative Agent shall be permitted to disclose to such Lender (x) whether such specific potential assignee or prospective participant is a Disqualified Lender or (y) the identity of any other Disqualified Lender which the First Lien Administrative Agent reasonably believes may be an Affiliate of such specified potential assignee or prospective participant. “Dollar Amount” means, at any time: (a) with respect to an amount denominated in Dollars, such amount; -27- [EMEA_ACTIVE 302040156_13]

(b) with respect to any amount denominated in a currency other than Dollars, where a determination of such amount is required to be made under any First Lien Loan Document by the First Lien Administrative Agent or any Issuing Bank, the equivalent amount thereof in Dollars as determined by the First Lien Administrative Agent or such Issuing Bank, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent LC Revaluation Date or other applicable date of determination) for the purchase of Dollars with such Alternative Currency; and (c) with respect to any amount denominated in a currency other than Dollars, where a determination of such amount is required to be made under any First Lien Loan Document by Holdings, the Borrower or any Restricted Subsidiary, the equivalent amount thereof in Dollars as determined on the basis of the Average Exchange Rate for such currency. “Dollars” or “$” refers to lawful money of the United States of America. “ECF Percentage” means, with respect to the prepayment required by Section 2.11(d) with respect to any fiscal year of the Borrower, if the Senior Secured First Lien Net Leverage Ratio (prior to giving effect to the applicable prepayment pursuant to Section 2.11(d), but after giving effect to any voluntary prepayments made pursuant to Section 2.11(a) or otherwise in manner permitted by Section 9.04(g) prior to the date of such prepayment) as of the end of such fiscal year is (a) greater than 2.00 to 1.00, 50% of Excess Cash Flow for such fiscal year, (b) greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00, 25% of Excess Cash Flow for such fiscal year and (c) less than or equal to 1.50 to 1.00, 0% of Excess Cash Flow for such fiscal year. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means August 13, 2021. “Effective Yield” means, as to any Indebtedness, the effective yield on such Indebtedness in the reasonable determination of the First Lien Administrative Agent and the Borrower and consistent with generally accepted financial practices, taking into account the applicable interest rate margins, any interest rate floors (the effect of which floors shall be determined in a manner set forth in the proviso below) or similar devices and all upfront or similar fees, including original issue discount paid with respect to the initial incurrence of any Class of Loans or series of Indebtedness as applicable, (amortized over the shorter of (a) the remaining Weighted Average Life to Maturity of such Indebtedness and (b) the four years following the date of incurrence thereof) payable generally to lenders or other institutions providing such Indebtedness, but excluding any arrangement, syndication, commitment, prepayment, structuring, ticking or other similar fees payable in connection therewith that are not generally shared with the relevant Lenders and, if applicable, consent fees for an amendment paid generally to consenting Lenders; provided that with respect to any Indebtedness that includes a “floor” (i) to the extent that the Term SOFR Rate or Alternate Base Rate (without giving effect to any floors in such definitions), as applicable, on the date that the Effective Yield is being calculated is less than such floor, the amount of such difference shall be deemed added to the interest rate margin for such Indebtedness for the purpose of calculating the Effective Yield and (ii) to the extent that the Term SOFR Rate or Alternate Base Rate (without giving effect to any floors in such definitions), on the -28- [EMEA_ACTIVE 302040156_13]

date that the Effective Yield is being calculated is greater than such floor, then the floor shall be disregarded in calculating the Effective Yield. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Electronic System” means any electronic system, including email, e-fax, any Platform and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the First Lien Administrative Agent and any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than Holdings, the Borrower or any of their respective Affiliates), other than, in each case, (i) a natural person, (ii) a Defaulting Lender or (iii) a Disqualified Lender. Notwithstanding the foregoing, each Loan Party and the Lenders acknowledge and agree that the First Lien Administrative Agent shall have no responsibility or liability for monitoring or enforcing the list of Disqualified Lenders or for any assignment made to a Disqualified Lender unless (i) (A) such assignment resulted from the First Lien Administrative Agent’s gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment) or (B) such assignment resulted from a material breach of the First Lien Loan Documents by the First Lien Administrative Agent (as determined by a court of competent jurisdiction in a final and non-appealable judgment) and (ii) the Borrower has not consented to such assignment or is not deemed to have consented to such assignment to the extent required by Section 9.04(b). “EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Environmental Laws” means all applicable treaties, rules, regulations, codes, ordinances, judgments, orders, decrees and other applicable Requirements of Law, and all applicable injunctions or binding agreements issued, promulgated or entered into by or with any Governmental Authority, in each instance relating to the protection of the environment, to preservation or reclamation of natural resources, to Release or threatened Release of any Hazardous Material or to the extent relating to exposure to Hazardous Materials, to health or safety matters. “Environmental Liability” means any liability, obligation, loss, claim, action, order or cost, contingent or otherwise (including any liability for damages, costs of medical monitoring, costs of environmental remediation or restoration, administrative oversight costs, consultants’ fees, fines, penalties and indemnities) directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law or permit, license or approval issued thereunder, (b) the generation, use, handling, transportation, storage, or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person. “Equity Issuance” means the issuance of any Equity Interest (excluding any Excluded Equity Issuance, but including equity-linked securities that do not constitute Indebtedness) of Holdings, the Borrower or any of its Restricted Subsidiaries to any Person. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. -29- [EMEA_ACTIVE 302040156_13]

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event,” as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (e) the incurrence by a Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA (other than premiums due and not delinquent under Section 4007 of ERISA) with respect to the termination of any Plan or by application of Section 4069 of ERISA with respect to any terminated plan; (f) the receipt by a Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice to terminate any Plan or Plans or to appoint a trustee to administer any Plan, or to terminate or to appoint a trustee to administer any plan or plans in respect of which such Loan Party or ERISA Affiliate would be deemed to be an employer under Section 4069 of ERISA; (g) the incurrence by a Loan Party or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan; (h) the receipt by a Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability, or the failure of a Loan Party or any ERISA Affiliate to pay when due, after the expiration of any applicable grace period, any installment payment with respect to any Withdrawal Liability; or (i) the withdrawal of a Loan Party or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EURIBOR” means, for any Interest Period with respect to a Term Benchmark Borrowing denominated in Euros, the rate per annum equal to (i) the Euro interbank offered rate administered by the Banking Federation of the European Union (or such other commercially available source providing quotations of that rate as may be designated by the First Lien Administrative Agent from time to time, including any Person that takes over administration of the rate) as published by Reuters (or such other information service which publishes that rate from time to time in place of Reuters), on Reuters Page EURIBOR01 (or any replacement Reuters page that displays that rate) at approximately 11:00 a.m., Brussels time, two TARGET Days prior to the commencement of such Interest Period, for Euro deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period (the “EURIBOR Screen Rate”) or (ii) if such published rate is not available at such time for any reason (an “Impacted EURIBOR Rate Interest Period”), then the “EURIBOR” for such Interest Period shall be the EURIBOR Interpolated Rate. “EURIBOR Interpolated Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros, the rate that results from interpolating on a linear basis between: (a) the rate appearing on Reuters Page EURIBOR01 (or on a successor or substitute page of such service) for the longest period (for which that rate is available for Euros) that is shorter than the Impacted EURIBOR Rate Interest Period; and (b) the rate appearing on Reuters Page EURIBOR01 (or on a successor or substitute page of such service) for the shortest period (for which that rate is available for Euros) that exceeds the Impacted EURIBOR Rate Interest Period, each as of approximately 11:00 A.M., London, England time, two (2) Business Days prior to the commencement of such Interest Period;. “EURIBOR Screen Rate” has the meaning assigned to such term in the definition of “EURIBOR”. “Euro” means the lawful single currency of the European Union. -30- [EMEA_ACTIVE 302040156_13]

“Event of Default” has the meaning assigned to such term in Section 7.01. “Excess Cash Flow” means, for any period, an amount equal to the excess of: (a) the sum, without duplication, of: (i) Consolidated Net Income for such period, (ii) an amount equal to the amount of all Non-Cash Charges to the extent deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital and long-term account receivables for such period (other than decreases relating to Dispositions permitted pursuant to Section 6.05(h) or Section 6.05(o)), and (iv) an amount equal to the aggregate net non-cash loss on dispositions by Holdings, and its Restricted Subsidiaries during such period (other than dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, less: (b) the sum, without duplication, of: (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income (including any amounts included in Consolidated Net Income of proceeds received or due from business interruption insurance or reimbursement of expenses and charges that are covered by indemnification and other reimbursement provisions in connection with any acquisition or other Investment or any disposition of any asset permitted under this Agreement to the extent such amounts are due but not received during such period) and cash charges included in clauses (a) through (h) of the definition of “Consolidated Net Income” (other than cash charges in respect of Transaction Costs paid on or about the Effective Date to the extent financed with the proceeds of Indebtedness incurred on the Effective Date or an equity investment on the Effective Date), (ii) the aggregate amount of all principal payments of Indebtedness (including (1) the principal component of payments in respect of Capitalized Leases and (2) the amount of any mandatory prepayment of Loans to the extent required due to a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase, but excluding all other prepayments of Term Loans or other Senior Secured First Lien Indebtedness and all prepayments of revolving loans and swingline loans (including Revolving Loans (except to the extent the prepayment thereof reduces the Borrower’s prepayment obligation pursuant to clause (i) of the proviso to the first sentence of Section 2.11(d)) and Swingline Loans)) made during such period, other than (A) in respect of any revolving credit facility or swingline facility except to the extent there is an equivalent permanent reduction in commitments thereunder and (B) to the extent financed with the proceeds of other Indebtedness of Holdings or its Restricted Subsidiaries, (iii) an amount equal to the aggregate net non-cash gain on dispositions by Holdings and its Restricted Subsidiaries during such period (other than dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income, (iv) increases in Consolidated Working Capital and long-term account receivables for such period, in each case, for such period (other than any such increases or decreases, as applicable, arising from acquisitions or asset sales outside the ordinary course -31- [EMEA_ACTIVE 302040156_13]

by Holdings or any Restricted Subsidiary during such period or the application of recapitalization or purchase accounting), (v) cash payments by Holdings and its Restricted Subsidiaries during such period in respect of long-term liabilities of Holdings and its Restricted Subsidiaries other than Indebtedness, (vi) the aggregate amount of payments and expenditures actually made by Holdings and its Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such payments and expenditures are not expensed during such period, (vii) cash payments by Holdings and its Restricted Subsidiaries during such period in respect of Non-Cash Charges included in the calculation of Consolidated Net Income in any prior period, (viii) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by Holdings and its Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness to the extent such premium, make-whole or penalty payments were not expensed during such period or are not deducted in calculating Consolidated Net Income, and (ix) the amount of taxes (including penalties and interest) paid in cash and/or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time. “Excluded Assets” means (a) any fee-owned real property that is not Material Real Property and all leasehold (including ground lease) interests in real property (including requirements to deliver landlord lien waivers, estoppels and collateral access letters), (b) motor vehicles and other assets subject to certificates of title or ownership, (c) Letter of Credit rights (except to the extent constituting supporting obligations (as defined under the UCC) in which a security interest can be perfected with the filing of a UCC-1 financing statement), (d) Commercial Tort Claims with a value of less than $2,500,000 and commercial tort claims for which no complaint or counterclaim has been filed in a court of competent jurisdiction, (e) Excluded Equity Interests, (f) any lease, contract, license, sublicense, other agreement or document, government approval or franchise with any Person if, to the extent and for so long as, the grant of a Lien thereon to secure the Secured Obligations would require the consent of a third party (unless such consent has been received), violates or invalidates, constitutes a breach of or a default under, or creates a right of termination in favor of any other party thereto (other than any Loan Party) to, such lease, contract, license, sublicense, other agreement or document, government approval or franchise (but only to the extent any of the foregoing is not rendered ineffective by, or is otherwise unenforceable under, the Uniform Commercial Code, or any other applicable Requirements of Law), (g) any asset subject to a Lien of the type permitted by Section 6.02(iv) (whether or not incurred pursuant to such Section) or a Lien permitted by Section 6.02(xi), in each case if, to the extent and for so long as the grant of a Lien thereon to secure the Secured Obligations constitutes a breach of or a default under, or creates a right of termination in favor of any party (other than any Loan Party) to, any agreement pursuant to which such Lien has been created (but only to the extent any of the foregoing is not rendered ineffective by, or is otherwise unenforceable under, the Uniform Commercial Code, or any other applicable Requirements of Law), (h) any intent-to-use trademark applications filed in the United States Patent and Trademark Office, pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, prior to the accepted filing of a “Statement of Use” and issuance of a “Certificate of Registration” pursuant to Section 1(d) of the Lanham Act or an accepted filing of an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application pursuant to Section 1(c) of the Lanham Act and any other Intellectual Property in any jurisdiction where the grant of a Lien thereon would cause the invalidation or abandonment of such Intellectual Property under -32- [EMEA_ACTIVE 302040156_13]

applicable law, (i) any asset if, to the extent and for so long as the grant of a Lien thereon to secure the Secured Obligations is prohibited by any Requirements of Law, rule or regulation, contractual obligation existing on the Effective Date (or, if later, the date of acquisition of such asset, or the date a Person that owns such assets becomes a Loan Guarantor, so long as any such prohibition is not created in contemplation of such acquisition or of such Person becoming a Loan Guarantor) or any permitted agreement with any Governmental Authority binding on such asset (in each case, other than to the extent that any such prohibition would be rendered ineffective pursuant to the UCC or any other applicable Requirements of Law) or (ii) would require the consent, approval, license or authorization from any Governmental Authority or regulatory authority, unless such consent, approval, license or authorization has been received (other than to the extent that any such requirement would be rendered ineffective pursuant to the UCC or any other applicable Requirements of Law) (j) margin stock (within the meaning of Regulation U of the Board of Governors, as in effect from time to time) and pledges and security interests prohibited by applicable law, rule or regulation or agreements with any Governmental Authority, (k) Securitization Assets, (l) any Deposit Account (as defined in the First Lien Collateral Agreement), Securities Account (as defined in the Collateral Agreement) or any other account that is (i) used as a pension fund, escrow (including, without limitation, any escrow accounts for the benefit of customers), trust, or similar account, in each case, for benefit of employees, whether former, current or future, or (ii) segregated and held or received for the benefit of third parties, (m) assets of Holdings, the Borrower or its (direct or indirect) subsidiaries the pledge of which would result in an investment in “United States property” (within the meaning of section 956 of the Code (or any similar law or regulation in any applicable jurisdiction)) or would otherwise result in a material adverse tax consequence to the Borrower, Holdings, the relevant Guarantor and/or its Affiliates as reasonably determined by the Borrower and (n) any assets with respect to which, in the reasonable judgment of the First Lien Administrative Agent and the Borrower (as agreed to in writing), the cost, burden, difficulty or other consequences (including material adverse tax consequences) of pledging such assets or perfecting a security interest therein shall be excessive in view of the benefits to be obtained by the Lenders therefrom. “Excluded Equity Interests” means Equity Interests in any (a) Unrestricted Subsidiary, (b) Immaterial Subsidiary, (c) pledges of more than 65% of the voting capital stock of Section 956 Excluded Subsidiaries (d) any Equity Interests to the extent the pledge thereof would be prohibited or limited by any applicable Requirement of Law existing on the date hereof or on the date such Equity Interests are acquired by the Borrower or any other Grantor (as defined in the First Lien Collateral Agreement) or on the date the issuer of such Equity Interests is created other than to the extent that any such prohibition would be rendered ineffective pursuant to the applicable anti-assignment provisions in the Uniform Commercial Code of any applicable jurisdiction, (e) Subsidiary (other than any Loan Guarantor) to the extent the pledge thereof to the First Lien Administrative Agent is not permitted by the terms of such Subsidiary’s organizational (except in the case of any Wholly Owned Subsidiary of Holdings) or joint venture documents, in each case, after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code and (f) not-for-profit Subsidiary, captive insurance company or special purpose securitization vehicle (or similar entity), including any Securitization Subsidiary. “Excluded Equity Issuance” means (a) Equity Issuances pursuant to any employee equity compensation plan or agreement or other employee equity compensation arrangement, any employee benefit plan or agreement or other employee benefit arrangement or any non-employee director equity compensation plan or agreement or other non-employee director equity compensation arrangement or pursuant to the exercise or vesting of any employee or director stock options, restricted stock units, warrants or other equity awards, (b) Equity Interests being issued or transferred directly as consideration in connection with any acquisition, divestiture or joint venture arrangement, (c) Equity Issuances to or by any Subsidiary of Holdings to Holdings or any other Subsidiary of Holdings, (d) issuances of directors’ qualifying shares and shares issued to foreign nationals to the extent required by applicable law, (e) issuances of shares held by a Person on trust for, or otherwise where the beneficial interest is held by, Holdings (directly or indirectly) and (f) direct stock purchase and dividend reinvestment plans. “Excluded Information” has the meaning assigned to such term in Section 2.11(a)(ii)(A). “Excluded Subsidiary” means (a) any Subsidiary that is not a Wholly Owned Subsidiary of Holdings, (b) each Subsidiary listed on Schedule 1.01, (c) any Subsidiary that is prohibited by applicable law, rule or regulation or contractual obligation (and which contractual obligation was not entered into in contemplation of such Subsidiary becoming an Excluded Subsidiary) existing on the Effective Date or, if later, the date such -33- [EMEA_ACTIVE 302040156_13]

Subsidiary first becomes a Restricted Subsidiary, from guaranteeing the Secured Obligations or which would require any governmental or regulatory consent, approval, license or authorization to do so, unless such consent, approval, license or authorization has been obtained or such prohibition has been removed, (d) any Immaterial Subsidiary, (e) any direct or indirect Subsidiary with respect to which, in the reasonable judgment of the First Lien Administrative Agent and the Borrower (as agreed in writing), the cost or other consequences (including any material adverse tax consequences) of providing a Guarantee under the First Lien Guarantee Agreement shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (f) any Subsidiary that is (or, if it were a Loan Party, would be) an “investment company” under the Investment Company Act of 1940, as amended, (g) any not-for profit Subsidiaries, captive insurance companies or other special purpose subsidiaries, (h) any Subsidiary that is organized under the laws of a jurisdiction other than any Covered Jurisdiction, (i) any Section 956 Excluded Subsidiary, (j) any special purpose securitization vehicle (or similar entity), including any Securitization Subsidiary, (k) each Unrestricted Subsidiary and (l) any Subsidiary (other than the Subsidiary Loan Parties on the Effective Date) for which the providing of a Guarantee could reasonably be expected to result in any violation or breach of, or conflict with, fiduciary duties of such Subsidiary’s officers, directors or managers and (m) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition (or other Investment not prohibitedpermitted by this Agreement) financed with Indebtedness permitted under Section 6.01 hereof as assumed Indebtedness and any Restricted Subsidiary thereof that Guarantees such Indebtedness, in each case to the extent such Indebtedness prohibits such Subsidiary from becoming a Loan Guarantor (so long as such prohibition did not arise in connection with such Permitted Acquisition (or such other Investment not prohibitedpermitted by this Agreement) or such assumption of Indebtedness); provided that any Immaterial Subsidiary that is a signatory to any First Lien Collateral Agreement or the First Lien Guarantee Agreement shall be deemed not to be an Excluded Subsidiary for purposes of this Agreement and the other First Lien Loan Documents unless the Borrower has otherwise notified the First Lien Administrative Agent; provided further that the Borrower may at any time and in its sole discretion, upon notice to the First Lien Administrative Agent, deem that any Restricted Subsidiary shall not be an Excluded Subsidiary for purposes of this Agreement and the other First Lien Loan Documents. “Excluded Swap Obligation” means, with respect to any Loan Guarantor at any time, any Secured Swap Obligation under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Loan Guarantor of, or the grant by such Loan Guarantor of a security interest to secure, such Secured Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Guarantor’s failure for any reason to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act (determined after giving effect to any “Keepwell”, support or other agreement for the benefit of such Loan Guarantor, at the time such guarantee or grant of a security interest becomes effective with respect to such related Secured Swap Obligation). If a Secured Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Secured Swap Obligation that is attributable to swaps that are or would be rendered illegal due to such guarantee or security interest. “Excluded Taxes” means, with respect to the First Lien Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other First Lien Loan Document, (a) Taxes imposed on (or measured by) such recipient’s net income (however denominated) and franchise Taxes imposed on it (in lieu of net income Taxes) by a jurisdiction (i) as a result of such recipient being organized or having its principal office or, in the case of any Lender, its applicable lending office in such jurisdiction (or any political subdivision thereof), or (ii) as a result of any other present or former connection between such recipient and the jurisdiction imposing such Tax (or any political subdivision thereof) (other than a connection arising solely from such recipient having executed, delivered, become a party to, performed its obligations or received payments under, received or perfected a security interest under or enforced any First Lien Loan Documents or engaged in any other transaction pursuant to any First Lien Loan Documents or sold or assigned an interest in any First Lien Loan Documents) (such taxes in clause (a)(ii), “Other Connection Taxes”), (b) any branch profits tax imposed under Section 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (a) above, (c) any withholding Tax imposed pursuant to FATCA, (d) any withholding Tax that is attributable to a Lender’s failure to comply with Section 2.17(f) and (e) except in the case of an assignee pursuant to a request by the Borrower under Section 2.19 hereto, any U.S. federal withholding Taxes -34- [EMEA_ACTIVE 302040156_13]

imposed on amounts payable to a Lender pursuant to a Requirement of Law in effect at the time such Lender becomes a party hereto (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding Tax under Section 2.17(a). “Existing Letters of Credit” means each of the letters of credit described by customer, letter of credit number, outstanding amount, and expiration date on Schedule 2.05 hereto. “Fair Market Value” means, with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time taking into account the nature and characteristics of such asset(which determination shall be conclusive), it being agreed that with respect to real property, in no event will any Loan Party be required to obtain independent appraisals or other third party valuations to establish such Fair Market Value unless required by FIRREA. “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable thereto and not materially more onerous to comply with), any current or future Treasury regulations thereunder or other official administrative interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above) and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Effective Rate” means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or corporate controller of Holdings or the Borrower, as applicable. “Financial Performance Covenant” means the covenant set forth in Section 6.11. “FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended. “First Lien Administrative Agent” means Goldman Sachs Bank USA, in its capacity as first lien administrative agent hereunder and under the other First Lien Loan Documents, and its successors in such capacity as provided in Article VIII. “First Lien Collateral Agent” has the meaning given to such term in Section 8.01(b) and its successors in such capacity as provided in Article VIII. “First Lien Collateral Agreement” means the First Lien Collateral Agreement among the Loan Parties party thereto and the First Lien Collateral Agent, substantially in the form of Exhibit D. “First Lien Financing Transactions” means (a) the execution, delivery and performance by each Loan Party of the First Lien Loan Documents to which it is to be a party, (b) the borrowing of Loans hereunder and the use of the proceeds thereof and (c) the issuance, amendment or extension of Letters of Credit hereunder and the use of proceeds thereof. “First Lien Guarantee Agreement” means the First Lien Guarantee Agreement among the Loan Parties and the First Lien Collateral Agent, substantially in the form of Exhibit B. -35- [EMEA_ACTIVE 302040156_13]

“First Lien Incremental Facilities” has the meaning assigned to such term in Section 2.20(a). “First Lien Incremental Term Facility” has the meaning assigned to such term in Section 2.20(a). “First Lien Incremental Term Increase” has the meaning assigned to such term in Section 2.20(a). “First Lien Incremental Term Loan” means any Term Loan provided under any First Lien Incremental Facility. “First Lien Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of the Loans and LC Disbursements, and all accrued and unpaid interest thereon at the applicable rate or rates provided in this Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower under or pursuant to this Agreement and each of the other First Lien Loan Documents, including obligations to pay fees, expenses, reimbursement obligations and indemnification obligations and obligations to provide cash collateral, whether primary, secondary, direct, contingent, fixed or otherwise (including interest and monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment and performance of all other obligations of the Borrower under or pursuant to each of the First Lien Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other First Lien Loan Documents (including interest and monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding). “First Lien Loan Documents” means this Agreement, any Refinancing Amendment, any Loan Modification Agreement, any Incremental Facility Amendment, the First Lien Guarantee Agreement, the First Lien Collateral Agreement, the First/Second Lien Intercreditor Agreement, the other Security Documents, any Customary Intercreditor Agreement and any Note delivered pursuant to Section 2.09(e). “First Lien MFN Protection” has the meaning assigned to such term in Section 2.20(b). “First Lien Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor Agreement substantially in the form of Exhibit E-1 among the First Lien Administrative Agent and one or more Senior Representatives for holders of Indebtedness permitted by this Agreement to be secured by the Collateral on a pari passu basis, with such modifications thereto as the First Lien Administrative Agent and the Borrower may reasonably agree. “First/Second Lien Intercreditor Agreement” means the First/Second Lien Intercreditor Agreement substantially in the form of Exhibit E-2 among the First Lien Administrative Agent and one or more Senior Representatives for holders of Indebtedness permitted by this Agreement to be secured by the Collateral. “Fixed Amounts” has the meaning assigned to such term in 1.07.(b). “Floating Charge Document” means the English law governed floating charge granted by Holdings in favor of the First Lien Collateral Agent substantially in the form of Exhibit G. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. -36- [EMEA_ACTIVE 302040156_13]

“Floor” means (a) with respect to Adjusted Term SOFR, a rate of interest equal to (x) 0.00% with respect to the Revolving Loans and (y) 0.50% with respect to the Bridge Loans, Second Incremental Amendment Term Loans and Delayed Draw Incremental Term Loans, (b) with respect to the Adjusted BA Rate, a rate of interest equal to 0.00%, (c) with respect to Adjusted EURIBOR, a rate of interest equal to 0.00% or (d) with respect to Daily Simple RFR, a rate of interest equal to 0.00%. “Foreign Lender” means a Lender that is not a United States person (as defined in Section 7701(a)(30) of the Code). “Form Intercreditor Agreements” means (a) an intercreditor agreement substantially in the form of the First Lien Pari Passu Intercreditor Agreement, and/or (b) an intercreditor agreement substantially in the form of the First/Second Lien Intercreditor Agreement, as applicable. “FRB” means the Board of Governors of the Federal Reserve System of the U.S. “Funded Debt” means all Indebtedness of Holdings and its Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the First Lien Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the First Lien Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, (a) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB Accounting Standards Codification 825-Financial Instruments, or any successor thereto (including pursuant to the FASB Accounting Standards Codification), to value any Indebtedness of any subsidiary at “fair value,” as defined therein and (b) the amount of any Indebtedness under GAAP with respect to Capital Lease Obligations shall be determined in accordance with the definition of Capital Lease Obligations. “Goldman Sachs” has the meaning given to such term in the preliminary statements hereto. “GBP CBR” has the meaning assigned to such term in the definition of “Central Bank Rate.” “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, registrations and filings with, and reports to, Governmental Authorities. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether federal, state, provincial, territorial, local or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, -37- [EMEA_ACTIVE 302040156_13]

(b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Effective Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined in good faith by a Financial Officer. The term “Guarantee” as a verb has a corresponding meaning. “Hazardous Materials” means all explosive, radioactive, hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum by-products or distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other hazardous or toxic substances, wastes, chemicals, pollutants, contaminants of any nature and in any form regulated pursuant to any Environmental Law. “Holdings” has the meaning given to such term in the preliminary statements hereto. “Identified Participating Lenders” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(3). “IBAIdentified Qualifying Lenders” has the meaning specified in Section 2.142.11(a)(ii)(D)(3). “Illegality Notice” has the meaning specified in Section 2.23. “Immaterial Subsidiary” means any Subsidiary other than a Material Subsidiary. “Impacted EURIBOR Rate Interest Period” has the meaning assigned to such term in the definition of “EURIBOR”. “Incremental Amendment No. 1” means that certain Incremental Facility Amendment No. 1 to Credit Agreement, dated as of February 24, 2022, among the Borrower, Holdings, the Bridge Lenders (as defined therein), the First Lien Administrative Agent and the other Loan Parties party thereto. “Incremental Amendment No. 1 Effective Date” means the date on which the conditions precedent set forth in Section 5 of the Incremental Amendment No. 1 are satisfied or waived. For the avoidance of doubt, the Incremental Amendment No. 1 Effective Date is February 24, 2022. “Incremental Cap” means, as of any date of determination, the sum of (I)(a) the greater of (i) $176,000,000178,000,000 and (ii) 100% of Consolidated EBITDA for the most recently ended Test Period as of such date, calculated on a Pro Forma Basis; plus (b) the sum of (i) the aggregate principal amount of all First Lien Term Loans, First Lien Incremental Equivalent Debt and/or any other Indebtedness secured by the Collateral on a pari passu basis with, or senior to, the Secured Obligations voluntarily prepaid (including purchases and redemptions of the Loans, First Lien Incremental Equivalent Debt and/or any other Indebtedness secured by the Collateral on a pari passu basis with, or senior to, the Secured Obligations by Holdings and its Subsidiaries (to the extent retired) at or below par, in which case the amount of voluntary prepayments of Loans shall be deemed to be the amount paid in cash, and with respect to any reduction in the outstanding amount of any loan resulting from the application of any “yank-a-bank” provisions, the amount paid in cash) and, (ii) the aggregate amount of all First Lien Term Loans repurchased and prepaid pursuant to Section 2.11(a)(ii) or otherwise in a manner permitted by Section 9.04(g) and (iii) all reductions of Revolving Commitments (and, in the case of any revolving loans, a corresponding commitment reduction), in each case prior to such date (other than, in each case, prepayments, repurchases and commitment reductions with the proceeds of the incurrence of Credit Agreement Refinancing Indebtedness or other long-term Indebtedness), minus (c) the amount of all First Lien Incremental Facilities and all First Lien Incremental -38- [EMEA_ACTIVE 302040156_13]

Equivalent Debt incurred in reliance on the foregoing clauses (a) and/or (b) plus (II) (a) in the case of any First Lien Incremental Facilities or First Lien Incremental Equivalent Debt secured by the Collateral on a pari passu basis with the Revolving FacilitySecured Obligations, the maximum aggregate principal amount that can be incurred without causing the Senior Secured First Lien Net Leverage Ratio, after giving effect to the incurrence of any Incremental Facility or Incremental Equivalent Debt and the use of proceeds thereof (without netting the cash proceeds from such additional Indebtedness), on a Pro Forma Basis, to exceed 3.50 to 1.00 for the most recently ended Test Period; (b) in the case of any Incremental Facilities or Incremental Equivalent Debt secured by the Collateral on a junior basis with the Revolving FacilitySecured Obligations, the maximum aggregate principal amount that can be incurred without causing the Senior Secured Net Leverage Ratio to exceed 4.50 to 1.00, after giving effect to the incurrence of any Incremental Facility or Incremental Equivalent Debt and the use of proceeds thereof (without netting the cash proceeds from such additional Indebtedness), on a Pro Forma Basis, to exceed 4.50 to 1.00 for the most recently ended Test Period; and (c) in the case of any Incremental Facilities or Incremental Equivalent Debt that is unsecured, the Interest Coveragemaximum aggregate principal amount that can be incurred without causing the Total Net Leverage Ratio, after giving effect to the incurrence of such unsecuredany Incremental Facility or Incremental Equivalent Debt and the use of proceeds thereof, shall not (without netting the cash proceeds from such additional Indebtedness), on a Pro Forma Basis, to exceed 2.004.75 to 1.00 for the most recently ended Test Period. Any ratio calculated for purposes of determining the “Incremental Cap” shall be calculated on a Pro Forma Basis after giving effect to the incurrence of any Incremental Facility or Incremental Equivalent Debt and the use of proceeds thereof (assuming that the full amount of any Incremental Revolving Commitment Increase and Additional/Replacement Revolving Commitments being established at such time is fully drawn and deducting in calculating the numerator of any leverage ratio the cash proceeds thereof, but without giving effect to any simultaneous incurrence of any Incremental Facility or Incremental Equivalent Debt made pursuant to clause (I) above) for the most recent Test Period ended and subject to Section 1.06 to the extent applicable. Loans may be incurred under both clauses (I) and (II), and proceeds from any such incurrence may be utilized in a single transaction by first calculating the incurrence under clause (II) above and then calculating the incurrence under clause (I) above (if any) (and vice versa) (and if both clauses (I) and (II) are available and the Borrower does not make an election, the Borrower will be deemed to have elected clause (II)); provided that any such Indebtedness originally incurred in reliance on clause (I) above shall cease to be deemed outstanding under clause (I) and shall instead be deemed to be outstanding pursuant to clause (II) above from and after the first date on which the Borrower could have incurred the aggregate principal amount of such Indebtedness in reliance on clause (II) above. “Incremental Equivalent Debt” has the meaning assigned to such term in Section 6.01(a)(xx). “Incremental Facility Amendment” has the meaning assigned to such term in Section 2.20(d). “Incremental Revolving Commitment Increase” has the meaning assigned to such term in Section 2.20(a). “Incurrence Based Amounts” has the meaning assigned to such term in Section 1.07(b). “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (x) trade accounts payable in the ordinary course of business, (y) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after being due and payable and (z) taxes and other accrued expenses accrued in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; provided that the term “Indebtedness” shall not include (i) deferred or prepaid revenue, (ii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy -39- [EMEA_ACTIVE 302040156_13]

warranty, indemnity or other unperformed obligations of the seller, (iii) any obligations attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto, (iv) Indebtedness of any Person that is a direct or indirect parent of Holdings appearing on the balance sheet of Holdings or the Borrower, or solely by reason of push down accounting under GAAP, (v) for the avoidance of doubt, any Qualified Equity Interests issued by Holdings or the Borrower and (vi) any earn-out, take-or-pay or similar obligation to the extent such obligation is not shown as a liability on the balance sheet of such Person in accordance with GAAP and is not paid after becoming due and payable. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of Indebtedness of any Person for purposes of clause (e) above shall (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the Fair Market Value of the property encumbered thereby as determined by such Person in good faith. For all purposes hereof, the Indebtedness of Holdings and the Restricted Subsidiaries shall exclude intercompany liabilities arising from their cash management, tax, and accounting operations and intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any rollover or extensions of terms) and made in the ordinary course of business. “Indemnified Taxes” means all Taxes, other than Excluded Taxes and Other Taxes, in each case, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any First Lien Loan Document. “Indemnitee” has the meaning assigned to such term in Section 9.03(b). “Information” has the meaning assigned to such term in Section 9.12(a). “Intellectual Property” has the meaning assigned to such term in the Collateral Agreement. “Intellectual Property Security Agreements” means, collectively, the First Lien Trademark Security Agreement, the First Lien Patent Security Agreement and the First Lien Copyright Security Agreement, in each case which has the meaning assigned to such term in the First Lien Collateral Agreement. “Intercreditor Agreement” means the First Lien Pari Passu Intercreditor Agreement and the First/Second Lien Intercreditor Agreement. “Interest Coverage Ratio” means, as of any date of determination, the ratio, on a Pro Forma Basis, of (a) Consolidated EBITDA for the most recently ended Test Period as of such date to (b) Consolidated Interest Expense for the most recently ended Test Period as of such date. “Interest Election Request” means a request by the Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.07. “Interest Payment Date” means (a) with respect to any ABR Loan (including a Swingline Loan), the last Business Day of each March, June, September and December, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, (x) if such date is not an RFR Business Day, the immediately preceding RFR Business Day, and (y) if there is no such numerically corresponding day in such month, then the last RFR Business Day of such month) and the maturity date applicable to such RFR Loan (c) with respect to any Term Benchmark Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period. “Interest Period” means, with respect to any Term Benchmark Borrowing, the period commencing on the date such Borrowing is disbursed or converted to or continued as a Term Benchmark Borrowing and ending on the date that is one or three months thereafter as selected by the Borrower in its Borrowing Request (or, if -40- [EMEA_ACTIVE 302040156_13]

consented to by each Lender participating therein, such shorter period as the Borrower may elect); provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month at the end of such Interest Period and (c) no Interest Period shall extend beyond (i) in the case of Bridgethe Second Incremental Amendment Term Loans, the applicable Term Maturity Date, and (ii) in the case of the Revolving FacilityLoans, the Revolving Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of Holdings and its Subsidiaries (i) intercompany advances arising from their cash management, tax, and accounting operations and (ii) intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. The amount, as of any date of determination, of (a) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, minus any cash payments actually received by such investor representing interest in respect of such Investment (to the extent any such payment to be deducted does not exceed the remaining principal amount of such Investment and without duplication of amounts increasing the Available Amount), but without any adjustment for write-downs or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (b) any Investment in the form of a Guarantee shall be equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof, as determined in good faith by a Financial Officer, (c) any Investment in the form of a transfer of Equity Interests or other non-cash property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the Fair Market Value (as determined in good faith by a Financial Officer) of such Equity Interests or other property as of the time of the transfer, minus any payments actually received by such investor representing a return of capital of, or dividends or other distributions in respect of, such Investment (to the extent such payments do not exceed, in the aggregate, the original amount of such Investment and without duplication of amounts increasing the Available Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment, and (d) any Investment (other than any Investment referred to in clause (a), (b) or (c) above) by the specified Person in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness or other securities of any other Person shall be the original cost of such Investment (including any Indebtedness assumed in connection therewith), plus (i) the cost of all additions thereto and minus (ii) the amount of any portion of such Investment that has been repaid to the investor in cash as a repayment of principal or a return of capital, and of any cash payments actually received by such investor representing interest, dividends or other distributions in respect of such Investment (to the extent the amounts referred to in clause (ii) do not, in the aggregate, exceed the original cost of such Investment plus the costs of additions thereto and without duplication of amounts increasing the Available Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment. For purposes of Section 6.04, if an Investment involves the acquisition of more than one Person, the amount of such Investment shall be allocated among the acquired Persons in accordance with GAAP; provided that pending the final determination of the amounts to be so allocated in accordance with GAAP, such allocation shall be as reasonably determined by a Financial Officer. “ISP” means, with respect to any standby Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may -41- [EMEA_ACTIVE 302040156_13]

be reasonably acceptable to the applicable Issuing Bank and in effect at the time of issuance of such Letter of Credit). “Issuing Bank” means each of (a) Goldman Sachs Bank USA, (b) Barclays Bank PLC, (c) UBS AG, Stamford Branch and (d) each Revolving Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(k) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(l)), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate or such branch with respect to Letters of Credit issued by such Affiliate or such branch. “Joint Lead Arranger” means each of Goldman Sachs Bank USA, Barclays Bank PLC and, UBS Securities LLC, Bank of America Europe DAC, DNB Bank ASA, New York Branch, MUFG Bank, Ltd., Regions Bank, TD Securities (USA) LLC and Wells Fargo Securities, LLC, each in their capacity as joint lead arranger and joint bookrunner, and any permitted successors and assigns of the foregoing. “Judgment Currency” has the meaning assigned to such term in Section 9.17. “Junior Financing” means (a) any Indebtedness for borrowed money (other than (i) any permitted intercompany Indebtedness owing to Holdings, the Borrower or any Restricted Subsidiary or any Permitted Unsecured Refinancing Debt or (ii) any Indebtedness in an aggregate principal amount not exceeding $15,000,000) that is subordinated in right of payment to the First Lien Loan Document Obligations, and (b) any Permitted Refinancing in respect of the foregoing. “Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Other First Lien Term Loan, any Bridge Loan, any Other First Lien Term Commitment, any Other Revolving Loan or any Other Revolving Commitment, in each case as extended in accordance with this Agreement from time to time. “LC Disbursement” means an honoring of a drawing by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate amount of all Letters of Credit that remains available for drawing at such time and (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or 3.14 of the ISP or for any Letter of Credit issued with the exclusion of Article 36 of the UCP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. “LC Revaluation Date” means (a) the date of delivery of each request for Revolving Borrowings, (b) the date of issuance, extension or renewal of any Letter of Credit denominated in an Alternative Currency, in each case at the discretion of the First Lien Administrative Agent and/or any Issuing Bank, (c) the date of conversion or continuation of any Revolving Borrowing denominated in an Alternative Currency pursuant to Section 2.02 or (d) such additional dates as the First Lien Administrative Agent may reasonably specify. “LCT Election” has the meaning assigned to such term in Section 1.06. -42- [EMEA_ACTIVE 302040156_13]

“LCT Test Date” has the meaning assigned to such term in Section 1.06. “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, an Incremental Facility Amendment, a Loan Modification Agreement or a Refinancing Amendment, in each case, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Letter of Credit” means any letter of credit or bank guarantee by an Issuing Bank issued pursuant to this Agreement or deemed outstanding under this Agreement other than any such letter of credit or bank guarantee that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05. “Letter of Credit Request” has the meaning assigned to such term in Section 2.05(b). “Letter of Credit Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the Revolving Commitment. The Letter of Credit Sublimit is part of and not in addition to the aggregate Revolving Commitments. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. “Limited Condition Transaction” means (a) any Permitted Acquisition (including by way of merger or amalgamation), Investment or irrevocably declared Restricted Payment by the BorrowerHoldings or any Restricted Subsidiary permitted pursuant to this Agreement whose consummation is not conditioned upon the availability of, or on obtaining, third party financing (or, if such a condition does exist, the BorrowerHoldings or any Restricted Subsidiary, as applicable, would be required to pay any fee, liquidated damages or other amount or be subject to any indemnity, claim or other liability as a result of such third party financing not having been available or obtained) or (b) any prepayment, repurchase or redemption of Indebtedness requiring irrevocable notice in advance of such prepayment, repurchase or redemption. “Loan Guarantors” means Holdings and the Subsidiary Loan Parties. “Loan Modification Agreement” means a Loan Modification Agreement, in form reasonably satisfactory to the First Lien Administrative Agent, among the Borrower, the First Lien Administrative Agent and one or more Accepting Lenders, effecting one or more Permitted Amendments and such other amendments hereto and to the other First Lien Loan Documents as are contemplated by Section 2.24. “Loan Modification Offer” has the meaning specified in Section 2.24(a). “Loan Parties” means Holdings, the Borrower and the Subsidiary Loan Parties. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement. “Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, (a) in the case of the Revolving Lenders, Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the sum of the aggregate Revolving Exposures and the unused aggregate Revolving Commitments at such time and (b) in the case of the BridgeTerm Lenders of any Class, Lenders holding outstanding BridgeTerm Loans and unused BridgeTerm Commitments of such Class representing more than 50% of all BridgeTerm Loans and unused BridgeTerm Commitments of such Class outstanding at such time; provided that whenever there are one or more Defaulting Lenders, the total outstanding Term Loans and Revolving Exposures and Bridge Loans of, and the unused Revolving Commitments and Bridge Commitments of, each Defaulting Lender shall be excluded for purposes of making a determination of the Majority in Interest. -43- [EMEA_ACTIVE 302040156_13]

“Market Capitalization” means, at any date of determination, the amount, determined by the Borrower in good faith, equal to (a) the total number of issued and outstanding shares of common Equity Interests of the Holdings multiplied by (b) the arithmetic mean of the closing prices per share of such common Equity Interests on the principal securities exchange on which such common Equity Interests is traded for the 30 consecutive trading days immediately preceding such date. “Master Agreement” has the meaning assigned to such term in the definition of “Swap Agreement.” “Material Adverse Effect” means a circumstance or condition affecting the business, financial condition, or results of operations of Holdings, the Borrower and their respective Subsidiaries, taken as a whole, that would reasonably be expected to have a materially adverse effect on (a) the ability of the Borrower and the other Loan Parties, taken as a whole, to perform their payment obligations under the First Lien Loan Documents or (b) the rights and remedies of the First Lien Administrative Agent, the First Lien Collateral Agent, the Issuing Banks and the Lenders under the First Lien Loan Documents. “Material Indebtedness” means Indebtedness for borrowed money (other than the First Lien Loan Document Obligations), Capital Lease Obligations, unreimbursed obligations for letter of credit drawings and financial guarantees (other than ordinary course of business contingent reimbursement obligations) or obligations in respect of one or more Swap Agreements, of any one or more of the BorrowerHoldings and its Restricted Subsidiaries in an aggregate principal amount exceeding $25,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Material Non-Public Information” means (a) if Holdings is a public reporting company, material non-public information with respect to Holdings, the Borrower or its Subsidiaries, or the respective securities of any of the foregoing, and (b) if Holdings is not a public reporting company, information that is (i) of a type that would not be publicly available if Holdings was a public reporting company or (ii) material with respect to Holdings or its Subsidiaries or any of their respective securities for purposes of United States Federal and state and applicable foreign securities laws. “Material Real Property” means (i) to the extent a reasonably recent appraisal or other third-party valuation is available for the relevant real property, any real property with a Fair Market Value, on the basis of such appraisal, greater than or equal to $15,000,000, and (ii) if no such appraisal or other third-party valuation is available, any real property in respect of which the lower of (i) the book value and (ii) the Fair Market Value, as reasonably determined by the Borrower in good faith, is greater than or equal to $15,000,000; provided that none of the real property owned by Holdings or its Subsidiaries on the Effective Date shall be deemed a Material Real Property. “Material Subsidiary” means each Wholly Owned Restricted Subsidiary that, as of the last day of the fiscal quarter of Holdings’ most recently ended, had net revenues or total assets for such quarter in excess of 2.5% of the consolidated net revenues or total assets, as applicable, of Holdings and its Restricted Subsidiaries for such quarter; provided that in the event that the Immaterial Subsidiaries that are not Excluded Subsidiaries (other than Excluded Subsidiaries solely pursuant to clause (d) of the definition thereof), taken together, had as of the last day of the fiscal quarter of Holdings’ most recently ended net revenues or total assets in excess of 10.0 % of the consolidated revenues or total assets, as applicable, of Holdings and its Restricted Subsidiaries for such quarter, the Borrower shall designate in writing one or more Immaterial Subsidiaries to be a Material Subsidiary as may be necessary such that the foregoing 10.0% limit shall not be exceeded, and any such Subsidiary shall thereafter be deemed to be an Material Subsidiary hereunder; provided further that (a) the Borrower may re-designate Material Subsidiaries as Immaterial Subsidiaries so long as the Borrower is in compliance with the foregoing and (b) for purposes of Sections 7.01(h) and (i), the calculation shall be based on all Immaterial Subsidiaries (without regarding to whether or not such Immaterial Subsidiaries are characterized as Excluded Subsidiaries). -44- [EMEA_ACTIVE 302040156_13]

“Maturity Carveout Amount” means any First Lien Incremental Term Facility or Incremental Equivalent Debt in excess of $25,000,000. “Maximum Rate” has the meaning assigned to such term in Section 9.16. “Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business. “Mortgage” means a mortgage, charge, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property in favor of the First Lien Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time. Each Mortgage shall be in form and substance reasonably satisfactory to the First Lien Administrative Agent and the Borrower. “Mortgaged Property” means each parcel of Material Real Property with respect to which a Mortgage is granted pursuant to the Collateral and Guarantee Requirement, Section 5.11, Section 5.12 or Section 5.14 (if any). “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Proceeds” means, with respect to any event, (a) the proceeds received in respect of such event in cash or Permitted Investments, including (i) any cash or Permitted Investments received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment or earn-out, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds that are actually received, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments that are actually received, minus (b) without duplication, the sum of (i) all fees and out-of-pocket expenses paid by Holdings, the Borrower and any Restricted Subsidiaries in connection with such event (including attorney’s fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, underwriting discounts and commissions, other customary expenses and brokerage, consultant, accountant and other customary fees), (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), (x) the amount of all payments that are permitted hereunder and are made by Holdings, the Borrower and itsthe Restricted Subsidiaries as a result of such event to repay Indebtedness (other than the Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, (y) the pro rata portion of net cash proceeds thereof (calculated without regard to this clause (y)) attributable to minority interests and not available for distribution to or for the account of Holdings, the Borrower or its Restricted Subsidiaries as a result thereof and (z) the amount of any liabilities directly associated with such asset and retained by Holdings, the Borrower or any Restricted Subsidiary and (iii) the amount of all taxes paid (or reasonably estimated to be payable), the amount of dividends and other restricted payments that Holdings, the Borrower and/or its Restricted Subsidiaries may make pursuant to Section 6.07(a)(vii)(A) or (B) as a result of such event, and the amount of any reserves established by Holdings, the Borrower and itsthe Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable, that are directly attributable to such event, provided that any reduction at any time in the amount of any such reserves (other than as a result of payments made in respect thereof) shall be deemed to constitute the receipt by the Borrower at such time of Net Proceeds in the amount of such reduction. “New Project” means (a) each facility which is either a new facility, branch or office or an expansion, relocation, remodeling or substantial modernization of an existing facility, branch or office owned by the BorrowerHoldings or its Subsidiaries which in fact commences operations and (b) each creation (in one or a series of related transactions) of a business unit to the extent such business unit commences operations or each expansion (in one or a series of related transactions) of business into a new market. “Non-Accepting Lender” has the meaning assigned to such term in Section 2.24(c). “Non-Cash Charges” means (a) any impairment charge or asset write-off or write-down related to intangible assets (including goodwill), long-lived assets, and Investments in debt and equity securities pursuant to -45- [EMEA_ACTIVE 302040156_13]

GAAP, (b) all losses from Investments recorded using the equity method, (c) all Non-Cash Compensation Expenses, (d) the non-cash impact of acquisition method accounting, (e) depreciation and amortization (including, without limitation, as they relate to acquisition accounting, amortization of deferred financing fees or costs, Capitalized Software Expenditures and amortization of unrecognized prior service costs and actuarial gains and losses related to pension and other post-employment benefits) and (f) other non-cash charges (including, for the avoidance of doubt, non-cash losses on asset sales, disposals or abandonments) (provided, in each case, that if any non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period). “Non-Cash Compensation Expense” means any non-cash expenses and costs that result from the issuance of stock-based awards, partnership interest-based awards and similar incentive based compensation awards or arrangements. “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(c). “Non-Wholly Owned Subsidiary” of any Person means any subsidiary of such Person other than a Wholly Owned Subsidiary. “Not Otherwise Applied” means, with reference to the Available Amount that such amount was not previously applied pursuant to Sections 6.04(m), 6.07(a)(viii) and 6.07(b)(iv). “Note” means a promissory note of the Borrower, in substantially the form of Exhibit O, payable to a Lender in a principal amount equal to the principal amount of the Revolving Commitment or Term Loans, as applicable, of such Lender. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Offered Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(D)(1). “Offered Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(D)(1). “Organizational Documents” means, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person. “Other First Lien Term Commitments” means one or more Classes of term loan commitments hereunder that result from a Refinancing Amendment or a Loan Modification Agreement. “Other First Lien Term Loans” means one or more Classes of Term Loans that result from a Refinancing Amendment or a Loan Modification Agreement. “Other Revolving Commitments” means one or more Classes of Revolving Commitments hereunder or extended Revolving Commitments that result from a Refinancing Amendment or a Loan Modification Agreement. “Other Revolving Loans” means one or more classes of Revolving Loans made pursuant to any Other Revolving Commitment or a Loan Modification Agreement. “Other Taxes” means any and all present or future recording, stamp, documentary, excise, transfer, or similar Taxes, charges or levies arising from any payment made under any First Lien Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any First Lien Loan Document except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (except in the case of an assignment pursuant to a request by the Borrower under Section 2.19). -46- [EMEA_ACTIVE 302040156_13]

“Participant” has the meaning assigned to such term in Section 9.04(c)(i). “Participant Register” has the meaning assigned to such term in Section 9.04(c)(ii). “Participating Lender” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(2). “Patent” has the meaning assigned to such term in the First Lien Collateral Agreement. “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001, as amended from time to time. “Payment” has the meaning specified in Section 9.22(a). “Payment Notice” has the meaning specified in Section 9.22(b). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Perfection Certificate” means a certificate substantially in the form of Exhibit C. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” means the purchase or other acquisition, by merger, amalgamation, consolidation or otherwise, by Holdings or any Subsidiary of any Equity Interests in, or all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of), any Person; provided that (a) in the case of any purchase or other acquisition of Equity Interests in a Person, (i) such Person, upon the consummation of such purchase or acquisition, will be a Subsidiary (including as a result of a merger, amalgamation or consolidation between any Subsidiary and such Person), or (ii) such Person is merged or amalgamated into or consolidated with a Subsidiary and such Subsidiary is the surviving entity of such merger, amalgamation or consolidation, (b) the business of such Person, or such assets, as the case may be, constitute a business permitted by Section 5.175.15, (c) with respect to each such purchase or other acquisition, all actions required to be taken with respect to such newly created or acquired Subsidiary (including each subsidiary thereof) or assets in order to satisfy the requirements set forth in clauses (a), (b), (c) and (d) of the definition of the term “Collateral and Guarantee Requirement” to the extent applicable shall have been taken (or arrangements for the taking of such actions after the consummation of the Permitted Acquisition shall have been made that are reasonably satisfactory to the First Lien Administrative Agent) (unless such newly created or acquired Subsidiary is designated as an Unrestricted Subsidiary pursuant to Section 5.13 or is otherwise an Excluded Subsidiary) and (d) subject to Section 1.06, after giving Pro Forma Effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing. -47- [EMEA_ACTIVE 302040156_13]

“Permitted Amendment” means an amendment to this Agreement and, if applicable the other First Lien Loan Documents, effected in connection with a Loan Modification Offer pursuant to Section 2.24, providing for an extension of a maturity date applicable to the Loans and/or Commitments of the Accepting Lenders and, in connection therewith, (a) a change in the Applicable Rate with respect to the Loans and/or Commitments of the Accepting Lenders and/or (b) a change in the fees payable to, or the inclusion of new fees to be payable to, the Accepting Lenders and/or (c) additional or modified covenants, events of default, guarantees or other provisions applicable only to periods after the Latest Maturity Date at the time of such Loan Modification Offer (it being understood that to the extent that any covenant, event of default, guarantee or other provision is added or modified for the benefit of any such Loans and/or Commitments, no consent shall be required by the First Lien Administrative Agent or any of the Lenders if such covenant, event of default, guarantee or other provision is either (i) also added or modified for the benefit of any corresponding Loans remaining outstanding after the issuance or incurrence of such Loans and/or Commitments, (ii) with respect to any “springing” financial maintenance covenant or other covenant that is (x) more restrictive on Holdings and its Restricted Subsidiaries than the Financial Performance Covenant or other corresponding covenant hereunder and (y) only applicable to, or for the benefit of, a revolving credit facility, in each case also added for the benefit of each revolving credit facility hereunder (and not for the benefit of any term loan facility hereunder) or (iii) only applicable after the Latest Maturity Date at the time of such Loan Modification Offer). “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on Holdings’ ordinary shares purchased by Holdings, the Borrower or any Restricted Subsidiary in connection with the issuance of any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received from the issuance of the Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction. “Permitted Encumbrances” means: (a) Liens for Taxes, assessments or governmental charges that are (i) not overdue for a period of the greater of (x) 30 days and (y) any applicable grace period related thereto or otherwise not at such time required to be paid pursuant to Section 5.05 or (ii) being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP (or other applicable accounting principles) or failure to do so could not reasonably result in a Material Adverse Effect; (b) Liens with respect to outstanding motor vehicle fines and Liens arising or imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or construction contractors’ Liens and other similar Liens arising in the ordinary course of business that secure amounts not overdue for a period of more than 30 days or, if more than 30 days overdue, are unfiled and no other action has been taken to enforce such Lien or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP, in each case so long as such Liens do not individually or in the aggregate have a Material Adverse Effect; (c) Liens incurred or deposits made in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance, social security, retirement and other similar legislation or (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees or similar instrument for the benefit of) insurance carriers providing property, casualty or liability insurance to Holdings, the Borrower or any Restricted Subsidiary or otherwise supporting the payment of items set forth in the foregoing clause (i), whether pursuant to statutory requirements, common law or consensual arrangements; (d) Liens incurred or deposits made to secure the performance of bids, trade contracts, governmental contracts and leases, statutory obligations, surety, stay, customs and appeal bonds, return-of-money bonds, performance bonds, bankers acceptance facilities and other obligations of a like nature (including those to secure health, safety and environmental obligations) and obligations in respect of -48- [EMEA_ACTIVE 302040156_13]

letters of credit, bank guarantees or similar instruments that have been posted to support the same, in each case incurred in the ordinary course of business or consistent with past practices, whether pursuant to statutory requirements, common law or consensual arrangements; (e) minor survey exceptions, minor encumbrances, covenants, conditions, easements, rights-of-way, restrictions, encroachments, protrusions, by-law, regulation or zoning restrictions, reservations of or rights of others for sewers, electric lines, telegraph and telephone lines and other similar purposes and other similar encumbrances and minor title defects or irregularities affecting real property, that, in the aggregate, do not materially interfere with the ordinary conduct of the business of Holdings and its Restricted Subsidiaries, taken as a whole, or which are set forth in the title insurance policy delivered with respect to the Mortgaged Property and are “insured over” in such insurance policy; (f) Liens securing, or otherwise arising from, judgments not constituting an Event of Default under Section 7.01(j); (g) Liens on goods the purchase price of which is financed by a documentary letter of credit issued for the account of Holdings or any of its Subsidiaries or Liens on bills of lading, drafts or other documents of title arising by operation of law or pursuant to the standard terms of agreements relating to letters of credit, bank guarantees and other similar instruments; provided that such Lien secures only the obligations of Holdings, the Borrower or such Subsidiaries in respect of such letter of credit to the extent such obligations are permitted by Section 6.01; (h) Liens arising from precautionary Uniform Commercial Code financing statements or similar filings made in respect of operating leases entered into by Holdings, the Borrower or any of its Subsidiaries; (i) rights of recapture of unused real property (other than any Mortgaged Property) in favor of the seller of such property set forth in customary purchase agreements and related arrangements with any Governmental Authority; (j) Liens in favor of deposit banks or securities intermediaries securing customary fees, expenses or charges in connection with the establishment, operation or maintenance of deposit accounts or securities accounts; (k) Liens in favor of obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by Holdings, the Borrower or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice; (l) Liens arising from grants of non-exclusive licenses or sublicenses of Intellectual Property made in the ordinary course of business; (m) rights of setoff, banker’s lien, netting agreements and other Liens arising by operation of law or by of the terms of documents of banks or other financial institutions in relation to the maintenance of administration of deposit accounts, securities accounts, cash management arrangements or in connection with the issuance of letters of credit, bank guarantees or other similar instruments; (n) Liens arising from the right of distress enjoyed by landlords or Liens otherwise granted to landlords, in either case, to secure the payment of arrears of rent or performance of other tenant obligations in respect of leased properties, so long as such Liens are not exercised; (o) securities to public utilities or to any Governmental Authority when required by the utility or other authority in connection with the supply of services or utilities to Holdings, the Borrower and any Restricted Subsidiaries; -49- [EMEA_ACTIVE 302040156_13]

(p) servicing agreements, development agreements, site plan agreements and other agreements with any Governmental Authority pertaining to the use or development of any of the assets of the Person, provided same are complied with in all material respects and do not materially reduce the value of the assets of the Person or materially interfere with the use of such assets in the operation of the business of such Person; (q) operating leases of vehicles or equipment which are entered into in the ordinary course of business; (r) Liens securing Priority Obligations; (s) receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds thereof; (t) any zoning, building or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property; and (u) leases, licenses, subleases or sublicenses granted to others that do not (A) interfere in any material respect with the business of Holdings, the Borrower and itsthe Restricted Subsidiaries, taken as a whole, or (B) secure any Indebtedness; provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness for borrowed money other than Liens referred to in clauses (d) and (k) above securing obligations under letters of credit or bank guarantees or similar instruments related thereto and in clause (g) above, in each case to the extent any such Lien would constitute a Lien securing Indebtedness for borrowed money. “Permitted First Priority Refinancing Debt” means any secured Indebtedness incurred by Holdings, the Borrower and/or any Subsidiary Loan Party (and any Guarantee thereof by Holdings) in the form of one or more series of senior secured notes or senior secured loans; provided that (i) such Indebtedness is secured by the Collateral (and no other assets which are not Collateral) on a pari passu basis (but without regard to the control of remedies) with the Secured Obligations, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (iii) such Indebtedness does not have mandatory redemption features (other than customary asset sale, insurance and condemnation proceeds events, change of control offers or events of default) that could result in redemptions of such Indebtedness prior to the maturity of the Refinanced Debt and (iv) such Indebtedness is not guaranteed by an entity that is not a Loan Party and (y) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to (1) a Customary Intercreditor Agreement providing that the Liens on the Collateral securing such obligations shall rank equal in priority to the Liens on the Collateral securing the First Lien Loan Document Obligations and (2) if applicable, the First/Second Lien Intercreditor Agreement. Permitted First Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor. “Permitted Investments” means any of the following, to the extent owned by Holdings or any Restricted Subsidiary: (a) Dollars, Euros, Canadian Dollars, Sterling or such other currencies held by it from time to time in the ordinary course of business; (b) readily marketable obligations issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of (i) the United States, (ii) the United Kingdom, (iii) Canada, (iv) Switzerland or (v) any member nation of the European Union rated A (or the equivalent thereof) or better by S&P and A2 (or the equivalent thereof) or better by Moody’s, having average maturities of not more than 24 months from the date of acquisition thereof; provided that the full faith and credit of such country or such member nation of the European Union is pledged in support thereof; (c) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) is a Lender or (ii) has combined capital and surplus of at least (x) $250,000,000 in -50- [EMEA_ACTIVE 302040156_13]

the case of U.S. banks or (y) $100,000,000 in the case of non-U.S. banks, or the U.S. dollar equivalent (any such bank in the foregoing clauses (i) or (ii) being an “Approved Bank”), in each case with average maturities of not more than 12 months from the date of acquisition thereof; (d) commercial paper and variable or fixed rate notes issued by an Approved Bank (or by the parent company thereof) or any variable or fixed rate note issued by, or guaranteed by, a corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s, in each case with average maturities of not more than 12 months from the date of acquisition thereof; (e) repurchase agreements entered into by any Person with an Approved Bank, a bank or trust company (including any of the Lenders) or recognized securities dealer, in each case, having capital and surplus in excess of $250,000,000 or its equivalent for direct obligations issued by or fully guaranteed or insured by the government or any agency or instrumentality of (i) the United States, (ii) Canada, (iii) Switzerland or (iv) any member nation of the European Union rated A (or the equivalent thereof) or better by S&P and A2 (or the equivalent thereof) or better by Moody’s, in which such Person shall have a perfected first priority security interest (subject to no other Liens) or title to which shall have been transferred to such Person and having, on the date of purchase thereof, a Fair Market Value of at least 100% of the amount of the repurchase obligations; (f) marketable short-term money market and similar highly liquid funds either (i) having assets in excess of $250,000,000 or its equivalent, or (ii) having a rating of at least A-2 or P-2 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service); (g) securities with average maturities of 12 months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, Canada, Switzerland, the United Kingdom, a member of the European Union or by any political subdivision or taxing authority of any such state, member, commonwealth or territory having an investment grade rating from either S&P or Moody’s (or the equivalent thereof); (h) investments with average maturities of 12 months or less from the date of acquisition in mutual funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; (i) instruments equivalent to those referred to in clauses (a) through (h) above denominated in euros or any other foreign currency comparable in credit quality and tenor to those referred to above and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction; (j) investments, classified in accordance with GAAP as current assets of Holdings, the Borrower or any Subsidiary, in money market investment programs that are registered under the Investment Company Act of 1940 or that are administered by financial institutions having capital of at least $250,000,000 or its equivalent, and, in either case, the portfolios of which are limited such that substantially all of such investments are of the character, quality and maturity described in clauses (a) through (i) of this definition; (k) with respect to any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America, any State, commonwealth or territory thereof or the District of Columbia: (i) obligations of the national government of the country in which such Subsidiary maintains its chief executive office and principal place of business; provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (ii) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Subsidiary maintains its chief executive office and principal place of business; provided such country is a member of the Organization for -51- [EMEA_ACTIVE 302040156_13]

Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least “A-2” or the equivalent thereof or from Moody’s is at least “P-2” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 24 months from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank; and (l) investment funds investing at least 90% of their assets in securities of the types described in clauses (a) through (k) above. “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other amounts paid, and fees and expenses incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder; provided that the principal amount (or accreted value, if applicable) may exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended to the extent such excess amount (and the terms thereof) is otherwise permitted to be incurred under Section 6.01, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 6.01(a)(v), Indebtedness resulting from such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) immediately after giving effect thereto, no Event of Default shall have occurred and be continuing, (d) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the First Lien Loan Document Obligations, Indebtedness resulting from such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the First Lien Loan Document Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (e) if the Indebtedness being modified, refinanced, refunded, renewed or extended is permitted pursuant to Section 6.01(a)(xxi) or (a)(xxii), such Indebtedness complies with the Required Additional Debt Terms, (f) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate (including whether such interest is payable in cash or in kind), rate floors, fees, discounts and redemption premium) of Indebtedness resulting from such modification, refinancing, refunding, renewal or extension are not, taken as a whole, materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended (except for covenants or other provisions applicable to periods after the Latest Maturity Date at the time such Indebtedness is incurred) (together with, at the election of the Borrower, any applicable “equity cure” provisions with respect to any financial maintenance covenant) (it being understood that, to the extent that any covenant, event of default or guarantee is added or modified for the benefit of any such Permitted Refinancing, the terms shall not be considered materially less favorable if such covenant, event of default or guarantee is either (A) also added or modified for the benefit of any corresponding Loans remaining outstanding after the issuance or incurrence of such Permitted Refinancing or (B) only applicable after the Latest Maturity Date at the time of such refinancing); provided that a certificate of a Responsible Officer of the Borrower delivered to the First Lien Administrative Agent at least five (5) Business Days prior to such modification, refinancing, refunding, renewal or extension, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the First Lien Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (ii) the primary obligor in respect of, and/or the Persons (if any) that Guarantee, the Indebtedness resulting from such modification, refinancing, refunding, renewal or extension are the primary obligor in respect of, and/or Persons (if any) that Guaranteed the Indebtedness being modified, refinanced, refunded, renewed or extended and (g) if the Indebtedness being modified, refinanced, refunded, renewed or extended is permitted pursuant to Sections 6.01(a)(vii), 6.01(a)(viii) or 6.01(a)(ix), the Indebtedness resulting from such modification, refinancing, refunding, renewal or extension is (x) unsecured if the Indebtedness being modified, refinanced, refunded, renewed or extended is unsecured or (y) not secured on a more favorable basis than the -52- [EMEA_ACTIVE 302040156_13]

Indebtedness being modified, refinanced, refunded, renewed or extended if such Indebtedness being modified, refinanced, refunded, renewed or extended is secured. For the avoidance of doubt, it is understood and agreed that (x) notwithstanding anything in this Agreement to the contrary, in the case of any Indebtedness incurred to modify, refinance, refunding, extend, renew or replace Indebtedness initially incurred in reliance on and measured by reference to a percentage of Consolidated EBITDA at the time of incurrence, and such modification, refinancing, refunding, extension, renewal or replacement would cause the percentage of Consolidated EBITDA to be exceeded if calculated based on the percentage of Consolidated EBITDA on the date of such modification, refinancing, refunding, extension, renewal or replacement, such percentage of Consolidated EBITDA restriction shall not be deemed to be exceeded so long as such incurrence otherwise constitutes a “Permitted Refinancing” and (y) a Permitted Refinancing may constitute a portion of an issuance of Indebtedness in excess of the amount of such Permitted Refinancing; provided that such excess includes successive Permitted Refinancings of the same Indebtedness. “Permitted Second Priority Refinancing Debt” means any secured Indebtedness incurred by Holdings, the Borrower and/or any Subsidiary Loan Party (and any Guarantee thereof by Holdings) in the form of one or more series of junior lien secured notes or junior lien secured loans; provided that (i) such Indebtedness is secured by the Collateral on a junior lien, subordinated basis to the Secured Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (iii) such Indebtedness does not have mandatory redemption features (other than customary asset sale, insurance and condemnation proceeds events, change of control offers or events of default) that could result in redemptions of such Indebtedness prior to the maturity of the Refinanced Debt, (iv) such Indebtedness is not guaranteed by any entity that is not a Loan Party, (v) the security agreements relating to such Indebtedness are on substantially the same terms as the Security Documents (with such differences as are reasonably satisfactory to the First Lien Administrative Agent) and (vi) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to the First/Second Lien Intercreditor Agreement and/or a Customary Intercreditor Agreement, as applicable. Permitted Second Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor. “Permitted Unsecured Refinancing Debt” means any unsecured Indebtedness incurred by Holdings, the Borrower and/or any other Loan Party in the form of one or more series of senior unsecured notes or senior unsecured loans; provided that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (ii) such Indebtedness does not have mandatory redemption features (other than customary asset sale, insurance and condemnation proceeds events, change of control offers or events of default) that could result in redemptions of such Indebtedness prior to the maturity of the Refinanced Debt, (iii) if such Indebtedness is guaranteed, such Indebtedness is not guaranteed by any entity that is not a Loan Party, and (iv) such Indebtedness is not secured by any Lien on any property or assets of Holdings, the Borrower or any Restricted Subsidiary. Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on Holdings’ ordinary shares sold substantially concurrently with any purchase of a related Permitted Bond Hedge Transaction. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan as such term is defined in Section 3(2) of ERISA (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which a Loan Party or any ERISA Affiliate is an “employer” as defined in Section 3(5) of ERISA. “Planned Expenditures” has the meaning assigned to such term in Section 2.11(d)(v). “Platform” means Intralinks or another similar electronic system on which Borrower Maters are posted to the Lenders. -53- [EMEA_ACTIVE 302040156_13]

“Post-Transaction Period” means, with respect to any Specified Transaction, the period beginning on the date such Specified Transaction is consummated and ending on the last day of the eighth full consecutive fiscal quarter immediately following the date on which such Specified Transaction is consummated. “Prepayment Event” means: (a) any Disposition of any assets of Holdings, the Borrower or any of its Restricted Subsidiaries permitted by Section 6.05(j), (k), (n) or (o), except (i) Dispositions resulting in aggregate Net Proceeds not exceeding $20,000,000 (and, solely with respect to Section 6.05(j), not exceeding $50,000,000 individually and $100,000,000 in the aggregate), and (ii) any Equity Issuance; or (a) any non-ordinary course sale, transfer or other disposition of any property or asset of the Holdings or any of its Restricted Subsidiaries permitted by Section 6.05(k) other than dispositions resulting in aggregate Net Proceeds not exceeding (A) $17,800,000 in the case of any single transaction or series of related transactions and (B) $35,600,000 for all such transactions during any fiscal year of the Borrower; or (b) the incurrence by Holdings, the Borrower or any of its Restricted Subsidiaries of any Indebtedness within clauses (a) or (b) of the definition thereof, except (i), other than Indebtedness permitted under Section 6.01 (other than under Section 6.01(a)(vii), (viii), (ix), (xiv), (xv), (xxi), (xxvii), (xxviii) or any First Lien Incremental Facilities, and (ii) Indebtedness having a principal outstanding amount not exceeding $20,000,000 in the aggregate; orPermitted Unsecured Refinancing Debt, Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt and Other First Lien Term Loans) or permitted by the Required Lenders pursuant to Section 9.02. (c) (i) the incurrence by Holdings, the Borrower or any of its Restricted Subsidiaries of unsecured Indebtedness permitted under Section 6.01(a)(xxix) or (ii) the release and return to Holdings, the Borrower or any of its Restricted Subsidiaries of any cash collateral granted under Section 6.02(xix) , unless at the time of such release an adverse judgment has been rendered against Holdings, the Borrower or any of its Restricted Subsidiaries by the Italian Supreme Court in the SNIA Litigation or the stay on the existing judgment has been otherwise lifted; or (d) any Equity Issuance. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the FRB in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the First Lien Administrative Agent) or any similar release by the FRB (as reasonably determined by the First Lien Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Priority Obligation” means any obligation that is secured by a Lien on any Collateral in favor of a Governmental Authority, which Lien ranks or is capable of ranking prior to or pari passu with the Liens created thereon by the applicable Security Documents, including any such Lien securing amounts owing for wages, vacation pay, severance pay, employee deductions, sales tax, excise tax, other Taxes, workers’ compensation, governmental royalties and stumpage or pension fund obligations. “Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Transaction Period with respect to the Acquired EBITDA of the applicable Pro Forma Entity or the Consolidated EBITDA of Holdings, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrower in good faith as a result of (a) actions taken, prior to or during such Post-Transaction Period, for the purposes of realizing reasonably identifiable and quantifiable cost savings, or (b) any additional costs incurred prior to or during such Post-Transaction Period in connection with the combination of the operations of such Pro Forma Entity with the operations of Holdings and its Restricted Subsidiaries; provided that (A) so long as such actions are taken prior to or during such Post-Transaction -54- [EMEA_ACTIVE 302040156_13]

Period or such costs are incurred prior to or during such Post-Transaction Period it may be assumed, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that such cost savings will be realizable during the entirety of such Test Period, or such additional costs will be incurred during the entirety of such Test Period, (B) any Pro Forma Adjustment to Consolidated EBITDA shall be certified by a Financial Officer, the chief executive officer or president of the Borrower and (C) any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period. “Pro Forma Basis,” “Pro Forma Compliance” and “Pro Forma Effect” mean, with respect to compliance with any test, financial ratio or covenant hereunder required by the terms of this Agreement to be made on a Pro Forma Basis or after giving Pro Forma Effect thereto, that (a) to the extent applicable, the pro forma adjustment shall have been made and (b) all Specified Transactions and the following transactions in connection therewith that have been made during the applicable period of measurement or subsequent to such period and prior to or simultaneously with the event for which the calculation is made shall be deemed to have occurred as of the first day of the applicable period of measurement in such test, financial ratio or covenant: (i) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (A) in the case of a Disposition of all or substantially all Equity Interests in any subsidiary of Holdings or any division, product line, or facility used for operations of Holdings, the Borrower or any of their respective Subsidiaries, shall be excluded and (B) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction,” shall be included, (ii) any retirement of Indebtedness, and (iii) any Indebtedness incurred or assumed by Holdings, the Borrower or any of their respective Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination and interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period; provided that, without limiting the application of the pro forma adjustment pursuant to clause (a) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to operating expense reductions that are (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on Holdings, the Borrower or any of their respective Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of pro forma adjustment. References herein to Pro Forma Compliance or compliance on a Pro Forma Basis with the Financial Performance Covenant shall mean Pro Forma Compliance with the Financial Performance Covenant whether or not then in effect. “Pro Forma Disposal Adjustment” means, for any Test Period that includes all or a portion of a fiscal quarter included in any Post-Transaction Period with respect to any Sold Entity or Business, the pro forma increase or decrease in Consolidated EBITDA projected by the Borrower in good faith as a result of contractual arrangements between Holdings, the Borrower or any Restricted Subsidiary entered into with such Sold Entity or Business at the time of its disposal or within the Post-Transaction Period and which represent an increase or decrease in Consolidated EBITDA which is incremental to the Disposed EBITDA of such Sold Entity or Business for the most recent Test Period prior to its disposal. “Pro Forma Entity” has the meaning given to such term in the definition of “Acquired EBITDA.” “Proposed Change” has the meaning assigned to such term in Section 9.02(c). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Costs” means, as to Holdings, costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and costs relating to compliance with the provisions of the Securities Act of 1933 and the Exchange Act or any other comparable body of laws, rules or regulations, as companies with listed equity, directors’ compensation, fees and expense reimbursement, costs relating to investor relations, shareholder -55- [EMEA_ACTIVE 302040156_13]

meetings and reports to shareholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees, in each case to the extent arising solely by virtue of the listing of such Person’s equity securities on a national securities exchange. “Public Lender” has the meaning assigned to such term in Section 5.01. “QFC Credit Support” has the meaning assigned to such term in Section 9.21. “Qualified Equity Interests” means Equity Interests of Holdings or the Borrower other than Disqualified Equity Interests. “Qualified Securitization Facility” means any Securitization Facility that meets the following conditions: (a) the board of directors of the Borrower shall have determined in good faith that such Securitization Facility (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and Holdings or the applicable Securitization Subsidiary and (b) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Borrower). “Qualifying Lender” has the meaning assigned to such term in Section 2.11(a)(ii)(D). “Refinanced Debt” has the meaning assigned to such term in the definition of “Credit Agreement Refinancing Indebtedness.” “Refinancing” means (a) the refinancing of all indebtedness of the Borrower under (i) that certain credit agreement dated June 10, 2020 among the Borrower, Holdings, Ares Capital Corporation, as administrative agent and collateral agent, and the lenders party thereto, and (ii) that certain credit agreement dated December 30, 2020 among the Borrower, the other borrowers party thereto, Holdings, ACF FinCo I LP, as administrative agent and collateral agent, and the lenders party thereto and (b) the receipt by the First Lien Administrative Agent of reasonably satisfactory evidence of the discharge (or the making of arrangements for discharge) of all commitments and Liens thereunder (other than Liens permitted by Section 6.02). “Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the First Lien Administrative Agent and the Borrower executed by each of (a) the Borrower and Holdings, (b) the First Lien Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.21. “Register” has the meaning assigned to such term in Section 9.04(b)(iv). “Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Regulated Bank” means an Approved Bank (together with each of its Affiliates) that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board under 12 CFR part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction. “Reimbursement Date” has the meaning assigned to such term in Section 2.05(f). -56- [EMEA_ACTIVE 302040156_13]

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, controlling persons, trustees, administrators, managers, advisors and representatives of such Person and of each of such Person’s Affiliates and permitted successors and assigns of each of the foregoing. “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) and including the environment within any building, or any occupied structure, facility or fixture. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Removal Effective Date” has the meaning assigned to such term in Section 8.06. “Required Additional Debt Terms” means with respect to any Indebtedness, (a) [reserved], (b)other than with respect to the Maturity Carveout Amount, such Indebtedness does not mature earlier than the Term Maturity Date (except in the case of customary bridge loans), (b) other than with respect to the Maturity Carveout Amount, such Indebtedness does not have mandatory redemption features (other than customary asset sale, insurance and condemnation proceeds events, change of control offers or events of default or, if term loans, excess cash flow prepayments applicable to periods before the Latest Maturity Date) that could result in redemptions of such Indebtedness prior to the Latest Maturity Date, (c) such Indebtedness is not guaranteed by any entity that is not a Loan Party, (d) if secured, such Indebtedness (i) is not secured by any assets other than Collateral and (ii) is subject to the First/Second Lien Intercreditor Agreement and/or a Customary Intercreditor Agreement(s), as applicable and (e) the terms and conditions of such Indebtedness (excluding pricing, interest rate margins, rate floors, discounts, fees, premiums and prepayment or redemption provisions) are not materially more favorable (when taken as a whole) to the lenders or investors providing such Indebtedness than the terms and conditions of this Agreement (when taken as a whole) are to the Lenders (unless (x) such terms or conditions are applicable only to periods after the Latest Maturity Date at such time or (y) the Lenders also receive the benefit of such more favorable terms and conditions) (together with, at the election of the Borrower, any applicable “equity cure” provisions with respect to any financial maintenance covenant) (it being understood that, to the extent that any covenant, event of default, guarantee or other provision is added or modified for the benefit of any such Indebtedness, no consent shall be required by the First Lien Administrative Agent or any of the Lenders if such covenant, event of default or guarantee is either (i) also added or modified for the benefit of any corresponding Loans remaining outstanding after the issuance or incurrence of any such Indebtedness in connection therewith, (ii) with respect to any “springing” financial maintenance covenant or other covenant that is (x) more restrictive on the BorrowerHoldings and its Restricted Subsidiaries than the Financial Performance Covenant or other corresponding covenant hereunder and (y) only applicable to, or for the benefit of, a revolving credit facility, in each case also added for the benefit of each revolving credit facility hereunder (and not for the benefit of any term loan facility hereunder) or (iii) only applicable after the Latest Maturity Date at such time); provided, further, that a certificate of a Responsible Officer of the Borrower delivered to the First Lien Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the First Lien Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees). “Required BridgeDelayed Draw Lenders” means, at any time, Bridgeas of any date of determination, Lenders having BridgeDelayed Draw Incremental Term Loans and unused BridgeDelayed Draw Incremental Commitments representing more than 50% of the aggregate outstanding Bridge Loans and unused BridgeDelayed Draw Incremental Commitments at such timeand Delayed Draw Incremental Term Loans then outstanding; provided that, to the extent set forth in Section 9.02 or Section 9.04, whenever there are one or more Defaulting Lenders, the total outstanding BridgeDelayed Draw Incremental Term Loans of, and the unused -57- [EMEA_ACTIVE 302040156_13]

BridgeDelayed Draw Incremental Commitments of, each Defaulting Lender, shall be excluded for purposes of making a determination of Required BridgeDelayed Draw Lenders. “Required Lenders” means, at any time, Lenders having Revolving Exposures, Term Loans and unused Revolving Commitments (other than Swingline Commitments) representing more than 50% of the aggregate Revolving Exposures, outstanding Term Loans and unused Revolving Commitments (other than Swingline Commitments) at such time; provided that to the extent set forth in Section 9.02 or Section 9.04 whenever there are one or more Defaulting Lenders, the total outstanding Term Loans and Revolving Exposures of, and the unused Commitments of, each Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Required Revolving Lenders” means, at any time, Revolving Lenders having Revolving Exposures and unused Commitments (exclusive of Swingline Commitments) representing more than 50.0% of the aggregate Revolving Exposures and unused Commitments (exclusive of Swingline Commitments) at such time; provided that to the extent set forth in Section 9.02 or Section 9.04 whenever there are one or more Defaulting Lenders, the total outstanding Revolving Exposures of, and the unused Revolving Commitments of, each Defaulting Lender, shall be excluded for purposes of making a determination of Required Revolving Lenders. “Requirements of Law” means, with respect to any Person, any statutes, laws, treaties, rules, regulations, statutory instruments, orders, decrees, writs, injunctions or determinations of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resignation Effective Date” has the meaning assigned to such term in Section 8.06. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer, or other similar officer, manager or a member of the Board of Directors of a Loan Party and with respect to certain limited liability companies or partnerships that do not have officers, any manager, sole member, managing member or general partner thereof, and as to any document delivered on the Effective Date or thereafter pursuant to paragraph (a)(i) of the definition of the term “Collateral and Guarantee Requirement,” any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Holdings or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Holdings or any Restricted Subsidiary. “Restricted Prepayment Event” has the meaning assigned to such term in Section 2.11(g). “Restricted Subsidiary” means any Subsidiary of Holdings other than an Unrestricted Subsidiary. “Retained Declined Proceeds” has the meaning assigned to such term in Section 2.11(e). “Revolving Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments. -58- [EMEA_ACTIVE 302040156_13]

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption, Incremental Facility Amendment, (ii) a Refinancing Amendment, (iii) an Incremental Revolving Commitment Increase, (iv) a Loan Modification Agreement or (v) an Additional/Replacement Revolving Commitment. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01(A) or, in each case, in the Assignment and Assumption, Loan Modification Agreement or Refinancing Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as the case may be. As of the Effective Date, the initial aggregate amount of the Lenders’ Revolving Commitments is $125,000,000. “Revolving Commitment Fee” has the meaning assigned to such term in Section 2.12(a). “Revolving Exposure” means, with respect to any Revolving Lender at any time, the sum of the outstanding principal amount of such Revolving Lender’s Revolving Loans and its LC Exposure and its Swingline Exposure at such time. “Revolving Facility” means at any time, the aggregate amount of Revolving Commitments at such time. “Revolving Lender” means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure. “Revolving Loan” means a Loan made by a Revolving Lender pursuant to clause (b) of Section 2.02. “Revolving Maturity Date” means (i) August 13, 2026 (or if such day is not a Business Day, the immediately preceding Business Day) or (ii) with respect to any Revolving Lender that has extended its Revolving Commitment pursuant to a Permitted Amendment and with respect to any Issuing Bank that has consented to such extension, the extended maturity date set forth in any such Loan Modification Agreement. “RFR” means, for any Obligations consisting of any interest, fees or other amounts denominated in Sterling, SONIA. “RFR Borrowing” means any Borrowing comprised of RFR Loans. “RFR Business Day” means for any Obligations consisting of any interest, fees or other amounts denominated in Sterling, any day except for (a) a Saturday, (b) a Sunday or (c) a day on which banks are closed for general business in London. “RFR Interest Day” has the meaning assigned to such term in the definition of “Daily Simple RFR”. “RFR Interest Payment” means, in respect of any Interest Period in relation to an RFR Loan, the aggregate amount of interest that is, or is scheduled to become, payable under Section 2.08. “RFR Loan” means a Loan that bears interest at a rate based on Daily Simple RFR. “RFR Lookback Day” has the meaning assigned to such term in the definition of “Daily Simple RFR”. -59- [EMEA_ACTIVE 302040156_13]

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor to its rating agency business. “Sale and Lease-Back Transaction” has the meaning assigned to such term in Section 6.06. “Sanctioned Jurisdiction” means a country or territory that is the subject of comprehensive Sanctions broadly restricting or prohibiting dealings involving such country or territory. “Sanctioned Person” means any Person: (a) identified on a Sanctions List; (b) domiciled, organized or resident in, or the government or any agency or instrumentality of the government of, any Sanctioned Jurisdiction; (c) owned or controlled by, or acting for or on behalf of, directly or indirectly, one or more Persons described in the foregoing clauses (a) or (b); or (d) otherwise the subject or target of Sanctions. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by any Sanctions Authority. “Sanctions Authority” means: (a) the U.S. government, including OFAC and the U.S. Department of State; (b) the United Nations Security Council; (c) the European Union and each of its member states; and (d) the United Kingdom, including Her Majesty’s Treasury. “Sanctions List” means any Sanctions-related list of designated Persons maintained by any Sanctions Authority, including, without limitation, the Specially Designated Nationals and Blocked Persons List maintained by OFAC. “Screen Rate” means, for any Loan denominated in Alternative Currencies, Adjusted Term SOFR, the Adjusted BA Rate, the Daily Simple RFR or Adjusted EURIBOR, as applicable. “SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions. “Second Incremental Amendment” means that certain Incremental Facility Amendment No. 2 to Credit Agreement, dated as of the Second Incremental Amendment Effective Date, by and among the Borrower, Holdings, the Second Incremental Amendment Term Lenders, the First Lien Administrative Agent and the other Loan Parties party thereto. “Second Incremental Amendment Effective Date” means the date on which the conditions precedent set forth in Section 5 of the Second Incremental Amendment are satisfied or waived. For the avoidance of doubt, the Second Incremental Amendment Effective Date is July 6, 2022. “Second Incremental Amendment Term Commitment” has the meaning assigned to such term in the Second Incremental Amendment. “Second Incremental Amendment Term Lenders” has the meaning assigned to such term in the Second Incremental Amendment. “Second Incremental Amendment Term Facility” has the meaning assigned to such term in the Second Incremental Amendment. “Second Incremental Amendment Term Loans” has the meaning assigned to such term in the Second Incremental Amendment. “Second Incremental Amendment Term Maturity Date” means, with respect to the Second Incremental Amendment Term Loans and Delayed Draw Incremental Term Loans, the date that is the earlier of (x) five years after the Second Incremental Amendment Effective Date (or, if such day is not a Business Day, -60- [EMEA_ACTIVE 302040156_13]

the immediately preceding Business Day) and (y) the date that is ninety-one (91) days prior to the “Maturity Date” (as defined in the indenture governing the 2020 Exchangeable Notes) (the “Refinancing Date”) unless on or prior to the Refinancing Date, either (a) the 2020 Exchangeable Notes have been satisfied and discharged, repaid, redeemed, repurchased, refinanced or extended to a date that is at least 180 days after the date set forth under (x) above or (b) the Borrower has deposited an amount equal to the principal amount of the 2020 Exchangeable Notes not so satisfied and discharged, repaid, redeemed , repurchased, refinanced or extended in a segregated account, which amount may only be used to satisfy and discharge, repay, redeem or repurchase such 2020 Exchangeable Notes. “Section 956 Excluded Subsidiaries” means (a) (i) any (direct or indirect) non-US subsidiary of the Borrower that is a “controlled foreign corporation” within the meaning of Section 957 of the Code (or any similar law or regulation in any applicable jurisdiction) and (ii) any (direct or indirect) subsidiary (including a disregarded entity for U.S. federal income tax purposes) of the Borrower substantially all of whose assets are direct or indirect interests in the equity or equity and debt of one or more “controlled foreign corporations” within the meaning of Section 957 of the Code (or any similar law or regulation in any applicable jurisdiction) (each, a “Foreign Holdco”) and (b) any (direct or indirect) subsidiary (including a disregarded entity for U.S. federal income tax purposes) of the Borrower substantially all of whose assets are direct or indirect interests in the equity or equity and debt of one or more Foreign Holdcos, and (c) any (direct or indirect) subsidiary of a subsidiary described in clause (a) or (b) or, for any (direct or indirect) subsidiary of Borrower (including a disregarded entity for U.S. federal income tax purposes), whose provision of a guarantee would reasonably result in an investment in “United States property” by a controlled foreign corporation within the meaning of sections 956 and 957 of the Code (or any similar law or regulation in any applicable jurisdiction) or otherwise result in adverse tax consequences to the Borrower and/or its Affiliates, as reasonably determined by the Borrower. “Secured Cash Management Obligations” means the due and punctual payment and performance of all obligations of Holdings, the Borrower and any Restricted Subsidiaries in respect of any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements and cash management services, corporate credit and purchasing cards and related programs or any automated clearing house transfers of funds (collectively, “Cash Management Services”) provided to Holdings, the Borrower or any Subsidiary (whether absolute or contingent and howsoever and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) that are (a) owed to the First Lien Administrative Agent, a Joint Lead Arranger, a Lender or any of their respective Affiliates, (b) owed on the Effective Date to a Person that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) owed to a Person that is an Agent, a Lender or an Affiliate of an Agent or Lender at the time such obligations are incurred. “Secured Obligations” means (a) the First Lien Loan Document Obligations, (b) the Secured Cash Management Obligations and (c) the Secured Swap Obligations (excluding with respect to any Loan Guarantor, Excluded Swap Obligations of such Loan Guarantor). “Secured Parties” means (a) each Lender, (b) each Issuing Bank, (c) the First Lien Administrative Agent, (d) the First Lien Collateral Agent, (e) each Joint Lead Arranger, (f) each Person to whom any Secured Cash Management Obligations are owed, (g) each counterparty to any Swap Agreement the obligations under which constitute Secured Swap Obligations, (h) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any First Lien Loan Document and (i) the permitted successors and assigns of each of the foregoing. “Secured Swap Obligations” means the due and punctual payment and performance of all obligations of Holdings and its Restricted Subsidiaries under each Swap Agreement that (a) is with a counterparty that is the First Lien Administrative Agent, a Joint Lead Arranger, a Lender or any of their respective Affiliates, (b) is in effect on the Effective Date with a counterparty that is a Lender, an Agent or an Affiliate of a Lender or an Agent as of the Effective Date or (c) is entered into after the Effective Date with any counterparty that is a Lender, an Agent or an Affiliate of a Lender or an Agent at the time such Swap Agreement is entered into. -61- [EMEA_ACTIVE 302040156_13]

“Securitization Assets” means the accounts receivable, royalty and other similar rights to payment and any other assets related thereto subject to a Qualified Securitization Facility that are customarily sold or pledged in connection with securitization transactions and the proceeds thereof. “Securitization Facility” means any of one or more receivables securitization financing facilities as amended, supplemented, modified, extended, renewed, restated or refunded from time to time, the obligations of which are non-recourse (except for customary representations, warranties and indemnities made in connection with such facilities) to Holdings or any Restricted Subsidiary (other than a Securitization Subsidiary) pursuant to which Holdings or any Restricted Subsidiary sells or grants a security interest in its accounts receivable or assets related thereto that are customarily sold or pledged in connection with securitization transactions to either (a) a Person that is not a Restricted Subsidiary or (b) a Securitization Subsidiary that in turn sells its accounts receivable to a Person that is not a Restricted Subsidiary. “Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Subsidiary in connection with, any Qualified Securitization Facility. “Securitization Subsidiary” means any Subsidiary formed for the purpose of, and that solely engages only in one or more Qualified Securitization Facilities and other activities reasonably related thereto. “Security Documents” means the First Lien Collateral Agreement, the Mortgages and each other security agreement or pledge agreement executed and delivered pursuant to the Collateral and Guarantee Requirement or Sections 5.11, 5.12 or 5.14 to secure any of the Secured Obligations. “Senior Representative” means, with respect to any series of Indebtedness permitted by this Agreement to be secured by the Collateral on a pari passu or junior basis with the Secured Obligations, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Senior Secured First Lien Net Leverage Ratio” means, as of any date of determination, the ratio, on a Pro Forma Basis, of (a) Consolidated Senior Secured First Lien Net Indebtedness as of such date to (b) Consolidated EBITDA for the most recently ended Test Period. “Senior Secured Net Leverage Ratio” means, as of any date of determination, the ratio, on a Pro Forma Basis, of (a) Consolidated Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA for the most recently completed Test Period. “Settlement” means the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business. “Settlement Asset” means any cash, receivable or other property, including a Settlement Receivable, due or conveyed to a Person in consideration for a Settlement made or arranged, or to be made or arranged, by such Person or an Affiliate of such Person. “Settlement Indebtedness” means any payment or reimbursement obligation in respect of a Settlement Payment. “Settlement Lien” means any Lien relating to any Settlement or Settlement Indebtedness (and may include, for the avoidance of doubt, the grant of a Lien in or other assignment of a Settlement Asset in consideration of a Settlement Payment, Liens securing intraday and overnight overdraft and automated clearing house exposure, and similar Liens). -62- [EMEA_ACTIVE 302040156_13]

“Settlement Payment” means the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement. “Settlement Receivable” means any general intangible, payment intangible, or instrument representing or reflecting an obligation to make payments to or for the benefit of a Person in consideration for a Settlement made or arranged, or to be made or arranged, by such Person. “SNIA LCs” has the meaning assigned to such term in Section 6.01(a)(xxix). “SNIA Litigation” means any judicial proceedings relating to the alleged liability of Holdings and/or any of its Subsidiaries for environmental liabilities incurred by SNIA S.p.A. and/or any of its Affiliates in Italy. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Alternate Base Rate”. “SONIA” means, with respect to any RFR Business Day, a rate per annum equal to the Sterling Overnight Index Average for such RFR Business Day published by the SONIA Administrator on the SONIA Administrator’s Website. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Solicited Discount Proration” has the meaning assigned to such term in Section 2.11(a)(ii)(D)(3). “Solicited Discounted Prepayment Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(D)(1). “Solicited Discounted Prepayment Notice” means an irrevocable written notice of a Borrower Solicitation of Discounted Prepayment Offers made pursuant to Section 2.11(a)(ii)(D) substantially in the form of Exhibit K. “Solicited Discounted Prepayment Offer” means the irrevocable written offer by each Term Lender, substantially in the form of Exhibit L, submitted following the First Lien Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice. “Solicited Discounted Prepayment Response Date” has the meaning assigned to such term in Section 2.11(a)(ii)(D)(1). “Specified Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(B)(1). -63- [EMEA_ACTIVE 302040156_13]

“Specified Discount Prepayment Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(B)(1). “Specified Discount Prepayment Notice” means an irrevocable written notice of the Borrower of Specified Discount Prepayment made pursuant to Section 2.11(a)(ii)(B) substantially in the form of Exhibit H-1. “Specified Discount Prepayment Response” means the irrevocable written response by each Term Lender, substantially in the form of Exhibit H-2, to a Specified Discount Prepayment Notice. “Specified Discount Prepayment Response Date” has the meaning assigned to such term in Section 2.11(a)(ii)(B)(1). “Specified Discount Proration” has the meaning assigned to such term in Section 2.11(a)(ii)(B)(3). “Specified Event of Default” means an Event of Default under Section 7.01(a), (b), (h) or (i). “Specified Transaction” means, with respect to any period, any Investment, sale, transfer or other disposition of assets, incurrence or repayment of Indebtedness, Restricted Payment, subsidiary designation, New Project or other event that by the terms of the First Lien Loan Documents requires “Pro Forma Compliance” with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis after giving Pro Forma Effect thereto. “Spot Rate” means, on any day, with respect to any currency other than Dollars (for purposes of determining the Dollar Amount thereof) or Dollars (for purposes of determining the Alternative Currency Equivalent thereof), the rate at which such currency may be exchanged into Dollars or the applicable Alternative Currency, as the case may be, as set forth at approximately 11:00 a.m., New York City time, two (2) Business Days prior to such date on the applicable Bloomberg Key Cross Currency Rates Page. In the event that any such rate does not appear on any Bloomberg Key Cross Currency Rates Page, the Spot Rate shall be determined by reference to such other publicly available service for displaying exchange rates selected by the First Lien Administrative Agent for such purpose, or, at the discretion of the First Lien Administrative Agent, such Spot Rate shall instead be the arithmetic average of the spot rates of exchange of the First Lien Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., local time in such market, two (2) Business Days prior to such date for the purchase of Dollars or the applicable Alternative Currency, as the case may be, for delivery two (2) Business Days later; provided that, if at the time of any such determination, for any reason, no such spot rate is being quoted, the First Lien Administrative Agent may use any other reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error. “Starter Basket” has the meaning assigned to such term in the definition of “Available Amount.” “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve, liquid asset or similar percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority of the United States. Such reserve, liquid asset or similar percentages shall include those imposed pursuant to Regulation D of the Board of Governors. Term Benchmark Loans shall be deemed to be subject to such reserve, liquid asset or similar requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Board of Governors or any other Requirements of Law. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Sterling” and “£” mean the lawful currency for the time being of the United Kingdom. -64- [EMEA_ACTIVE 302040156_13]

“Submitted Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(1). “Submitted Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(1). “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held (unless parent does not Control such entity), or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of Holdings (unless otherwise specified). “Subsidiary Loan Party” means each Subsidiary of Holdings that is a party to the First Lien Guarantee Agreement. “Successor Borrower” has the meaning assigned to such term in Section 6.03(a)(iv). “Supported QFC” has the meaning assigned to such term in Section 9.21. “Swap Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swingline Commitment” means the commitment of the Swingline Lender to make Swingline Loans up to an aggregate principal amount not to exceed $25,000,000. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate Swingline Exposure at such time. “Swingline Lender” means (a) Goldman Sachs and (b) each Revolving Lender that shall have become a Swingline Lender hereunder as provided in Section 2.04(d) (other than any Person that shall have ceased to be a Swingline Lender as provided in Section 2.04(e)), each in its capacity as a lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to Section 2.04. “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the First Lien Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euros. -65- [EMEA_ACTIVE 302040156_13]

“Tax Distributions” has the meaning assigned to such term in Section 6.07(a)(vii)(A). “Tax Group” has the meaning assigned to such term in Section 6.07(a)(vii)(A). “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to (i) Adjusted Term SOFR (in the case of Loans denominated in Dollars), (ii) the Adjusted BA Rate (in the case of Loans denominated in Canadian Dollars) or (iii) Adjusted EURIBOR (in the case of Loans denominated in Euros). “Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Term Loan hereunder on the Second Incremental Amendment Effective Date or the applicable Delayed Draw Incremental Funding Date, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption, (ii) a Refinancing Amendment, (iii) an Incremental Facility Amendment in respect of any Term Loans or (iv) a Loan Modification Agreement. The amount of each Lender’s Term Commitment shall be set forth in the Assignment and Assumption pursuant to which such Lender shall have assumed its Term Commitment, Incremental Facility Amendment, Loan Modification Agreement or Refinancing Amendment, as the case may be. For the avoidance of doubt, as of theAs of the Second Incremental Amendment Effective Date, the total Term Commitment is zero(including, for the avoidance of doubt, the Second Incremental Amendment Term Commitments and the Delayed Draw Incremental Commitments) is $350,000,000. “Term Lender” means a Lender with a Term Commitment or an outstanding Term Loan (which, for the avoidance of doubt, shall include the Delayed Draw Incremental Lenders). “Term Loans” means Bridge LoansSecond Incremental Amendment Term Loans (which, for the avoidance of doubt, shall include the Delayed Draw Incremental Term Loans upon funding), Other First Lien Term Loans and First Lien Incremental Term Loans, as the context requires. “Term Maturity Date” means (i) with respect to the Bridge Loans, the date that is fifteen (15) months after the Bridge Funding Date (or, if such day is not a Business Day, the immediately preceding Business Day) ,the Second Incremental Amendment Term Maturity Date or (ii) with respect to any Term Lender that has the maturity date of its Term Loans extended pursuant to a Permitted Amendment, the extended maturity date set forth in any such Loan Modification Agreement. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. -66- [EMEA_ACTIVE 302040156_13]

Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR SOFR Determination Day. “Term SOFR Adjustment” means (a) with respect Revolving Loans (i)and Term Loans for all interest periods of 1 month, 0.11448% (11.448 basis points), (ii) for interest periods of 3 months, 0.26161% (26.161 basis points) and (iii) for interest periods of 6 months, 0.42826% (42.826 basis points)) and (b) with respect to Bridge Loans (i) for interest periods of 1 month, 0.10% (10 basis points), (ii) for interest periods of 3 months, 0.15% (15 basis points) and (iii) for interest periods of 6 months, 0.25% (25 basis points). “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the First Lien Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the date on which all Commitments have expired or been terminated, all Secured Obligations have been paid in full in cash (other than (x) Secured Swap Obligations not yet due and payable, (y) Secured Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) and all Letters of Credit have expired or been terminated (other than Letters of Credit that have been cash collateralized or backstopped in an amount, by an institution and otherwise pursuant to arrangements reasonably satisfactory to the applicable Issuing Bank). “Test Period” means, at any date of determination, (x) for the purposes of (i) the definition of “Applicable Rate”, (ii) the definition of “Commitment Fee Percentage” and (iii) Section 6.11, the period of four consecutive fiscal quarters of Holdings then last ended as of such time for which financial statements have been delivered pursuant to Section 5.01(a) or (b) and (y) for all other purposes in this Agreement, the most recent period of twelve consecutive months of the Borrower ended on or prior to such time, in respect of which the financial information necessary to calculate the relevant ratio is internally availablehas been delivered. “Total Net Leverage Ratio” means, as of any date of determination, the ratio, on a Pro Forma Basis, of (a) Consolidated Total Net Indebtedness as of such date to (b) Consolidated EBITDA for the most recently ended Test Period. “Trademark” has the meaning assigned to such term in the First Lien Collateral Agreement. “Transaction Costs” means all fees, costs and expenses incurred or payable by Holdings, the Borrower or any other Subsidiary in connection with the Transactions. “Transactions” means (a) the First Lien Financing Transactions, (b) the Refinancing and (c) the payment of the Transaction Costs. “Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Adjusted Term SOFR, Adjusted BA Rate, Adjusted EURIBOR, Alternate Base Rate, Daily Simply RFR or Canadian Base Rate. “UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the First Lien Collateral Agent’s security interest in any item or portion -67- [EMEA_ACTIVE 302040156_13]

of the Collateral is governed by the Uniform Commercial Code as in effect in a U.S. jurisdiction other than the State of New York, the term “UCC” and “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions. “UCP” means, with respect to any commercial Letter of Credit, the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce, in its Publication No. 600 (or such later version thereof as may be reasonably acceptable to the applicable Issuing Bank and in effect at the time of issuance of such Letter of Credit). On an exception basis and if specifically requested by the Borrower, a standby Letter of Credit may be issued subject to UCP. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 9.21. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the Financial Conduct Authority Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed. “United States Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(2)(ii)(C). “Unrestricted Subsidiary” means any Subsidiary designated by the Borrower as an Unrestricted Subsidiary pursuant to Section 5.13 subsequent to the Effective Date. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended from time to time. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly Owned Restricted Subsidiary” means any Restricted Subsidiary that is a Wholly Owned Subsidiary. -68- [EMEA_ACTIVE 302040156_13]

“Wholly Owned Subsidiary” means, with respect to any Person at any date, a subsidiary of such Person of which securities or other ownership interests representing 100% of the Equity Interests (other than (a) directors’ qualifying shares and (b) nominal shares issued to foreign nationals to the extent required by applicable Requirements of Law) are, as of such date, owned, controlled or held by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Class (e.g., a “Revolving Loan” or “Term Loan”) or by Type (e.g., a “Term Benchmark Loan”, “ABR Loan” or “RFR Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan” or “Term Benchmark Term Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”, or “Term Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Borrowing” or “Term Benchmark Term Borrowing”). Borrowings of Revolving Loans are sometimes referred to herein as “Revolving Borrowings” and Borrowings of Delayed Draw Incremental Term Loans are sometimes referred to herein as “Delayed Draw Incremental Term Borrowings”. SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement (including this Agreement and the other First Lien Loan Documents), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or other modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04 Accounting Terms; GAAP. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent -69- [EMEA_ACTIVE 302040156_13]

with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, all obligations of Holdings, the Borrower and the Restricted Subsidiaries that are or would have been treated as operating leases for purposes of GAAP prior to the issuance on February 25, 2016 of the ASU shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purposes of the First Lien Loan Documents (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in the financial statements to be delivered pursuant to the First Lien Loan Documents. (b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test contained in this Agreement, the Total Net Leverage Ratio, the Senior Secured First Lien Net Leverage Ratio, the Senior Secured Net Leverage Ratio, the Interest Coverage Ratio and any other financial ratio or test shall be calculated on a Pro Forma Basis, including to give effect to all Specified Transactions that have been made during the applicable period of measurement or subsequent to such period and prior to or simultaneously with the event for which the calculation is made, and in making any determination on a Pro Forma Basis, such calculations shall be made in good faith by a Financial Officer and shall be conclusive absent manifest error. SECTION 1.05 Effectuation of Transactions. All references herein to Holdings, the Borrower and their respective Subsidiaries shall be deemed to be references to such Persons, and all the representations and warranties of Holdings, the Borrower and the other Loan Parties contained in this Agreement and the other First Lien Loan Documents shall be deemed made, in each case, after giving effect to the Transactions to occur on the Effective Date, unless the context otherwise requires. SECTION 1.06 Limited Condition Transactions. Notwithstanding anything in this Agreement or any First Lien Loan Document to the contrary, when calculating any applicable ratio, the amount or availability of the Incremental Cap, the amount or availability of the Available Amount or any other basket based on Consolidated EBITDA or total assets, or determining other compliance with this Agreement (including the determination of compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom) in connection with the consummation of a Limited Condition Transaction, the date of determination of such ratio, the amount or availability of the Incremental Cap, the amount or availability of the Available Amount or any other basket based on Consolidated EBITDA or total assets, and determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom or other applicable covenant shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (or, in respect of any transaction described in clause (b) of the definition of Limited Condition Transaction, delivery of irrevocable notice or similar event) (the “LCT Test Date”) and if, after such ratios and other provisions are measured on a Pro Forma Basis after giving effect to such Limited Condition Transaction and the other Specified Transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the applicable Test Period ending prior to the LCT Test Date, the Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratios and provisions, such provisions shall be deemed to have been complied with; provided that at the option of the Borrower, the relevant ratios and baskets may be recalculated at the time of consummation of such Limited Condition Transaction. For the avoidance of doubt, (x) if any of such ratios or baskets are exceeded (or, with respect to the Interest Coverage Ratio, not reached) as a result of fluctuations in such ratio or basket (including due to fluctuations in Consolidated EBITDA of the BorrowerHoldings and its Subsidiaries or fluctuations of the target of any Limited Condition Transaction) at or prior to the consummation of the relevant Limited Condition Transaction, such ratios and other provisions will not be deemed to have been exceeded (or, with respect to the Interest Coverage Ratio, not reached) as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Transaction or related Specified Transactions. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Specified Transaction on or following the relevant LCT Test -70- [EMEA_ACTIVE 302040156_13]

Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction (or, if applicable, the irrevocable notice or similar event is terminated or expires), any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated until such time as the applicable Limited Condition Transaction has actually closed or the definitive agreement with respect thereto has been terminated or expires. SECTION 1.07 Certain Determinations. (a) For purposes of determining compliance with any of the covenants set forth in Article V or Article VI (including in connection with any First Lien Incremental Facility) at any time (whether at the time of incurrence or thereafter), any Lien, Investment, Indebtedness, Restricted Payment, Disposition or Affiliate transaction meets the criteria of one, or more than one, of the categories permitted pursuant to Article V or Article VI (including in connection with any First Lien Incremental Facility), the Borrower (i) shall in its sole discretion determine under which category such Lien (other than Liens securing the Secured Obligations), Investment, Indebtedness (other than Indebtedness incurred under the First Lien Loan Documents), Disposition, Restricted Payment or Affiliate transaction (or, in each case, any portion there) is permitted and (ii) shall be permitted, in its sole discretion, to make any redetermination and/or to divide, classify or reclassify under which category or categories such Lien, Investment, Indebtedness, Disposition, Restricted Payment or Affiliate transaction is permitted from time to time as it may determine and without notice to the First Lien Administrative Agent or any Lender, so long as at the time of such redesignation the Borrower would be permitted to incur such Lien, Investment, Indebtedness or Restricted Payment under such category or categories, as applicable. For the avoidance of doubt, if the applicable date for meeting any requirement hereunder or under any other First Lien Loan Document falls on a day that is not a Business Day, compliance with such requirement shall not be required until noon on the first Business Day following such applicable date. (b) Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, any Total Net Leverage Ratio, Senior Secured Net Leverage Ratio, Senior Secured First Lien Net Leverage Ratio and/or Interest Coverage Ratio) (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that the Fixed Amounts (and any cash proceeds thereof) shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence Based Amounts in connection with such substantially concurrent incurrence, except that incurrences of Indebtedness and Liens constituting Fixed Amounts shall be taken into account for purposes of Incurrence Based Amounts other than Incurrence Based Amounts contained in Section 6.01 or Section 6.02. (c) Notwithstanding anything to the contrary herein, the Form Intercreditor Agreements shall be deemed to be reasonable and acceptable to the First Lien Administrative Agent and the Lenders, and the First Lien Administrative Agent and the Lenders shall be deemed to have consented to the use of each such Form Intercreditor Agreement (and to the First Lien Administrative Agent’s execution thereof) in connection with any Indebtedness secured by the Collateral that is permitted to be incurred, issued and/or assumed by Holdings, the Borrower or any of its Subsidiaries pursuant to Section 6.01 and Section 6.02. SECTION 1.08 Additional Alternative Currencies. (a) The Borrower may from time to time request that Term Benchmark Revolving Loans or RFR Revolving Loans be made and/or Letters of Credit be issued in a currency other than Dollars or those specifically listed in the definition of “Alternative Currency.” In the case of any such request with respect to the making of Term Benchmark Revolving Loans or RFR Revolving Loans, such request shall be subject to the approval of the First Lien Administrative Agent and all of the Revolving Lenders. In the case of any such request with respect -71- [EMEA_ACTIVE 302040156_13]

to the issuance of Letters of Credit, such request shall be subject to the approval of the First Lien Administrative Agent, the applicable Issuing Bank and all of the Revolving Lenders. (b) Any such request shall be made to the First Lien Administrative Agent not later than 11:00 a.m. (New York City time), ten (10) Business Days prior to the date of the desired Revolving Borrowing or issuance of Letters of Credit (or such other time or date as may be agreed to by the First Lien Administrative Agent and, in the case of any such request pertaining to Letters of Credit, each Issuing Bank, in its or their sole discretion). In the case of any such request pertaining to Term Benchmark Revolving Loans or RFR Revolving Loans, the First Lien Administrative Agent shall promptly notify each Revolving Lender thereof. In the case of any such request pertaining to Letters of Credit, the First Lien Administrative Agent shall promptly notify the applicable Issuing Bank thereof. Each Revolving Lender (in the case of any such request pertaining to Term Benchmark Revolving Loans or RFR Revolving Loans) or each Issuing Bank (in the case of a request pertaining to Letters of Credit) shall notify the First Lien Administrative Agent, not later than 11:00 a.m. (New York City time), two (2) Business Days after its receipt of such request as to whether it consents, in its sole discretion, to the making of Term Benchmark Revolving Loans or RFR Revolving Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Revolving Lender or an Issuing Bank, as the case may be, to respond to such request within the time period specified in the last sentence of clause (b) above shall be deemed to be a refusal by such Revolving Lender or such Issuing Bank, as the case may be, to permit Term Benchmark Revolving Loans or RFR Revolving Loans to be made or Letters of Credit to be issued in such requested currency. If the First Lien Administrative Agent and all the Revolving Lenders consent to making Term Benchmark Revolving Loans or RFR Revolving Loans in such requested currency, the First Lien Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Borrowings of Term Benchmark Revolving Loans or RFR Revolving Loans. If the First Lien Administrative Agent and each Issuing Bank consent to the issuance of Letters of Credit in such requested currency, the First Lien Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the First Lien Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.08, the First Lien Administrative Agent shall promptly so notify the Borrower. SECTION 1.09 Currency Equivalents Generally. (a) The First Lien Administrative Agent shall determine the Spot Rates as of each LC Revaluation Date to be used for calculating Dollar Amounts of a Borrowing or an issuance of any Letter of Credit or extension, renewal or increase of the amount thereof and any amounts outstanding hereunder denominated in Alternative Currencies. Such Spot Rates shall become effective as of such LC Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next LC Revaluation Date to occur. Except as set forth in this Agreement (including Article IX), the applicable amount of any currency (other than Dollars) for purposes of the First Lien Loan Documents shall be such Dollar Amount as so determined by the First Lien Administrative Agent or the Issuing Bank, as applicable. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Term Benchmark Loan or RFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Term Benchmark Loan, RFR Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar Amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the First Lien Administrative Agent or the applicable Issuing Bank, as the case may be. SECTION 1.10 Change in Currency. (a) Each obligation of the Borrower to make a payment denominated in the national unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euros at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that -72- [EMEA_ACTIVE 302040156_13]

currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Revolving Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the First Lien Administrative Agent may from time to time specify to be necessary to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the First Lien Administrative Agent may from time to time specify to be necessary to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. SECTION 1.11 Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or other Person, or an allocation of assets to a series of a limited liability company or other Person (or the unwinding of such a division or allocation) (any such transaction, a “Division”), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company or other Person shall constitute a separate Person hereunder (and each Division of any limited liability company or other Person that is a Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). SECTION 1.12 Rates. The First Lien Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Alternate Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, Daily Simple RFR, EURIBOR, Adjusted EURIBOR, the BA Rate or the Adjusted BA Rate, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, Daily Simple RFR, EURIBOR, Adjusted EURIBOR, the BA Rate or the Adjusted BA Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The First Lien Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, Daily Simple RFR, EURIBOR, Adjusted EURIBOR, the BA Rate or the Adjusted BA Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The First Lien Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, Daily Simple RFR, EURIBOR, Adjusted EURIBOR, the BA Rate or the Adjusted BA Rate or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. -73- [EMEA_ACTIVE 302040156_13]

ARTICLE II THE CREDITS SECTION 2.01 Commitments. (a) (1) Subject to the terms and conditions set forth herein, each Second Incremental Amendment Term Lender agrees to make Second Incremental Amendment Term Loans to the Borrower on the Second Incremental Amendment Effective Date denominated in Dollars in a principal amount not exceeding such Second Incremental Amendment Term Lender’s Second Incremental Amendment Term Commitment. Amounts borrowed under this Section 2.01(a)(1) and subsequently repaid or prepaid may not be reborrowed (it being understood, however, that prepayments will be taken into account for purposes of clause (i) of the definition of “Incremental Amount”). (2) At any time and from time to time during the Delayed Draw Incremental Commitment Period, subject to the terms and conditions set forth in Section 4.03 hereof, each Lender with a Delayed Draw Incremental Commitment severally agrees to make to the Borrower on the applicable Delayed Draw Incremental Funding Date a Term Loan denominated in Dollars in an aggregate amount requested by the Borrower but not exceeding such Lender’s unfunded Delayed Draw Incremental Commitment as of such date immediately prior to giving effect to such Borrowing (the “Delayed Draw Incremental Term Loans”); provided that the aggregate principal amount of all such Borrowings of Delayed Draw Incremental Term Loans shall not exceed the aggregate amount of the Delayed Draw Incremental Commitments as of the Second Incremental Amendment Effective Date; provided further that the Delayed Draw Incremental Term Loans shall be available in one single borrowing on the applicable Delayed Draw Incremental Funding Date. Delayed Draw Incremental Term Loans may be ABR Loans or SOFR Loans as further provided herein; provided that Delayed Draw Incremental Term Loans will initially be of the same Type and will have the same Interest Period as the Second Incremental Amendment Term Loans outstanding immediately prior to the Borrowing of such Delayed Draw Incremental Term Loans. To the extent permissible under applicable law, the Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans (if and when funded) shall have the same terms and shall be treated as a single class for all purposes (i.e., “fungible”) (it being understood that the Delayed Draw Term Loans and the Second Incremental Amendment Term Loans will be treated separately from the Revolving Loans for U.S. federal income tax purposes), except that interest on the Delayed Draw Incremental Term Loans shall commence to accrue from the applicable Delayed Draw Incremental Funding Date. Amounts borrowed under this Section 2.01(a)(2) and subsequently repaid or prepaid may not be reborrowed (it being understood, however, that prepayments will be taken into account for purposes of clause (i) of the definition of “Incremental Amount”). (3) Notwithstanding anything to the contrary herein, at its option and in its sole discretion, subject to the terms and conditions set forth in Section 4.03 hereof, the First Lien Administrative Agent may fund the Delayed Draw Incremental Term Loans on the Delayed Draw Incremental Funding Date on behalf of each Lender having a Delayed Draw Incremental Commitment immediately prior to the Delayed Draw Incremental Funding Date. To the extent the First Lien Administrative Agent funds the Delayed Draw Incremental Term Loans on behalf of such Lenders, each Lender with a Delayed Draw Incremental Term Commitment immediately prior to the Delayed Draw Incremental Funding Date severally agrees to repay to the First Lien Administrative Agent within one Business Day after the First Lien Administrative Agent has funded the Delayed Draw Incremental Term Loans, and the Borrower agrees to repay to the First Lien Administrative Agent any such amount not so funded by any Lender within three (3) Business Days after the First Lien Administrative Agent has funded the Delayed Draw Incremental Term Loans, the amount of Delayed Draw Incremental Term Loans corresponding to such Lender’s Delayed Draw Incremental Commitment immediately prior to the Delayed Draw Incremental Funding Date together with interest thereon, for each day from the date such amount is made available to the Borrower to but excluding the date such amount is repaid to the First Lien Administrative Agent at (i) in the case of the Borrower, a rate per -74- [EMEA_ACTIVE 302040156_13]

annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the First Lien Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the First Lien Administrative Agent such corresponding amount (other than, for the avoidance of doubt, interest paid pursuant to clause (ii) above), such amount shall constitute such Lender’s Delayed Draw Incremental Term Loan as part of such Borrowing for purposes of this Agreement. (b) (a) Subject to the terms and conditions set forth herein, each Revolving Lender agrees to make Revolving Loans of the applicable Class to the Borrower denominated in Dollars or an Alternative Currency, from time to time during the Revolving Availability Period in an aggregate principal amount which will not result in such Revolving Lender’s Revolving Exposure of such Class exceeding such Revolving Lender’s Revolving Commitment of such Class. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. (b) Subject to the terms and conditions set forth herein and in Incremental Amendment No. 1, each Bridge Lender agrees to make Bridge Loans to the Borrower on no more than one occasion on any Business Day after the Incremental Amendment No. 1 Effective Date until and excluding the Bridge Termination Date (such date on which Bridge Loans are funded, a “Bridge Funding Date”) denominated in Euros. Amounts repaid or prepaid in respect of the Bridge Loans may not be reborrowed. SECTION 2.02 Loans and Borrowings. (a) Each (i) Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class and (ii) Revolving Loan shall be made by the Revolving Lenders ratably in accordance with their respective Revolving Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several and other than as expressly provided herein with respect to a Defaulting Lender, no Lender shall be responsible for any other Lender’s failure to make Loans as required hereby. (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans, Term Benchmark Loans or RFR Loans as the Borrower may request in accordance herewith; provided that all Borrowings made on the Effective Date must be made as ABR Borrowings unless the Borrower shall have given the notice required for a Term Benchmark Borrowing or RFR Borrowing under Section 2.03 and provided an indemnity letter extending the benefits of Section 2.16 to Lenders in respect of such Borrowings. Revolving Loans denominated in (i) Dollars or Canadian Dollars may be ABR Loans or Term Benchmark Loans and (ii) any Alternative Currency (other than Canadian Dollars) shall be Term Benchmark Loans or RFR Loans. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Term Benchmark Borrowing that results from a continuation of an outstanding Term Benchmark Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each ABR Borrowing or RFR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. Each Swingline Loan shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of twelve Term Benchmark Borrowings outstanding. Notwithstanding anything to the contrary herein, an ABR Revolving Borrowing of the applicable Class or a Swingline Loan may be in an aggregate amount equal to the entire unused balance of the aggregate Revolving -75- [EMEA_ACTIVE 302040156_13]

Commitments of such Class or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f). SECTION 2.03 Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing, the Borrower shall notify the First Lien Administrative Agent of such request by telephone (a) in the case of a Term Benchmark Borrowing or RFR Borrowing, not later than 2:00 p.m., New York City time (or London, England time in the case of any Term Benchmark Revolving Borrowing or RFR Borrowing in an Alternative Currency (other than Canadian Dollars)), three (3) Business Days before the date of the proposed Borrowing (or, in the case of (x) any Term Benchmark Borrowing or RFR Borrowing to be made on the Effective Date or (y) any Term Benchmark Borrowing of Bridge Loansthe Second Incremental Amendment Effective Date, one (1) Business Day) or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the Business Day prior to the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the First Lien Administrative Agent of a written Borrowing Request signed by the Borrower substantially in the form of Exhibit Q. Each such telephonic and written Borrowing Request shall specify the following information: (i) whether the requested Borrowing is to be a Revolving Borrowing, a Term Borrowing or a Borrowing of any other Class (specifying the Class thereof); (ii) the aggregate amount of such Borrowing; (iii) the date of such Borrowing, which shall be a Business Day; (iv) whether such Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or a RFR Borrowing; (v) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; (vi) the location and number of the Borrower’s account or accounts to which funds are to be disbursed, which shall comply with the requirements of Section 2.06, or, in the case of any ABR Revolving Borrowing or Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), the identity of the Issuing Bank that made such LC Disbursement; (vii) that as of the date of such Borrowing, the conditions set forth in Sections 4.02areSection 4.02 or Section 4.03, are satisfied, to the extent applicable; and (viii) in the case of a Revolving Borrowing, the currency in which such Borrowing is to be denominated and, if such Borrowing is to be denominated in Canadian Dollars, whether such Borrowing is of both Classes of Revolving Loans or only the Revolving Loans. If no election as to the Type of Borrowing is specified as to any requested Borrowing in Dollars or Canadian Dollars, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. If no currency is specified with respect to any requested Term Benchmark Borrowing of Revolving Loans, then the Borrower shall be deemed to have requested that the Borrowing be denominated in Dollars. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the First Lien Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. -76- [EMEA_ACTIVE 302040156_13]

SECTION 2.04 Swingline Loans. (a) Subject to the terms and conditions set forth herein (including Section 2.22), in reliance upon the agreements of the other Lenders set forth in this Section 2.04, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period denominated in Dollars, in an aggregate principal amount at any time outstanding that will not result in (i) the outstanding Swingline Loans of the Swingline Lender exceeding its Swingline Commitment or (ii) the aggregate Revolving Exposures exceeding the aggregate Revolving Commitments, provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and re-borrow Swingline Loans. (b) To request a Swingline Loan, the Borrower shall notify the First Lien Administrative Agent and the Swingline Lender of such request by telephone (confirmed in writing) or facsimile (confirmed by telephone), not later than 12:00 p.m., New York City time on the day of such proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day), the amount of the requested Swingline Loan and (x) if the funds are not to be credited to a general deposit account of the Borrower maintained with the Swingline Lender because the Borrower is unable to maintain a general deposit account with the Swingline Lender under applicable Requirements of Law, the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with Section 2.06, or (y) in the case of any ABR Revolving Borrowing or Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), the identity of the Issuing Bank that made such LC Disbursement. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit accounts of the Borrower maintained with the Swingline Lender for the applicable Swingline Loan (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), by remittance to the applicable Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan. No Swingline Lender shall be under any obligation to make a Swingline Loan if any Lender is at that time a Defaulting Lender, if after giving effect to Section 2.22(a)(iv), any Defaulting Lender Fronting Exposure remains outstanding. (c) The Swingline Lender may by written notice given to the First Lien Administrative Agent not later than 12:00 p.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the First Lien Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the First Lien Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (with references to 12:00 noon, New York City time, in such Section being deemed to be references to 3:00 p.m., New York City time) (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the First Lien Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders. The First Lien Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the First Lien Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other Person on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted by the Swingline Lender to the First Lien Administrative Agent; any such amounts received by the First Lien Administrative Agent shall be promptly remitted by the First Lien Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear, provided that any such payment so remitted shall be repaid to the Swingline Lender or the First Lien Administrative Agent, as the case -77- [EMEA_ACTIVE 302040156_13]

may be, and thereafter to the Borrower, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof. (d) The Borrower may, at any time and from time to time, designate as additional Swingline Lenders one or more Revolving Lenders that agree to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as a Swingline Lender hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the First Lien Administrative Agent and the Borrower, executed by the Borrower, the First Lien Administrative Agent and such designated Swingline Lender, and, from and after the effective date of such agreement, (i) such Revolving Lender shall have all the rights and obligations of a Swingline Lender under this Agreement and (ii) references herein to the term “Swingline Lender” shall be deemed to include such Revolving Lender in its capacity as a lender of Swingline Loans hereunder. (e) The Borrower may terminate the appointment of any Swingline Lender as a “Swingline Lender” hereunder by providing a written notice thereof to such Swingline Lender, with a copy to the First Lien Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Swingline Lender’s acknowledging receipt of such notice and (ii) the fifth Business Day following the date of the delivery thereof, provided that no such termination shall become effective until and unless the Swingline Exposure of such Swingline Lender shall have been reduced to zero. Notwithstanding the effectiveness of any such termination, the terminated Swingline Lender shall remain a party hereto and shall continue to have all the rights of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to such termination, but shall not make any additional Swingline Loans. SECTION 2.05 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein (including Section 2.22), each Issuing Bank agrees, in reliance upon the agreements of the Revolving Lenders (with respect to Letters of Credit) and the Borrower set forth in this Section 2.05 and elsewhere in the First Lien Loan Documents, to issue Letters of Credit denominated in Dollars or an Alternative Currency for the Borrower’s own account (or for the account of any Subsidiary of the Borrower so long as the Borrower is an obligor in respect of all First Lien Loan Document Obligations arising under or in respect of such Letter of Credit), in a form reasonably acceptable to the First Lien Administrative Agent and the applicable Issuing Bank, which shall reflect the standard operating procedures of such Issuing Bank, at any time and from time to time during the period from the Effective Date until the date that is the fifth (5th) Business Day prior to the Revolving Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit or bank guarantee application or other agreement submitted by a Borrower to, or entered into by the Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, no Issuing Bank shall be required (but shall be permitted) to issue any Letter of Credit that is not a standby Letter of Credit. (b) Issuance, Amendment, Renewal or Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall deliver in writing by hand delivery or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient) to the applicable Issuing Bank and the First Lien Administrative Agent (at least five (5) Business Days before the requested date of issuance, amendment, renewal or extension (or, in the case of any such request to be made on the Effective Date, three (3) Business Days) or such shorter period as the applicable Issuing Bank and the First Lien Administrative Agent may agree) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension, as the case may be (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section 2.05), the amount and currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend, as the case may be, such Letter of Credit. Each such notice shall be in the form of Exhibit R, appropriately completed (each, a “Letter of Credit Request”). If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall -78- [EMEA_ACTIVE 302040156_13]

be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of any Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) subject to Section 9.04(b)(ii), the Applicable Fronting Exposure of each Issuing Bank shall not exceed such Issuing Bank’s commitment to provide the Letter of Credit Sublimit as set forth on Schedule 2.01(B) , (ii) the aggregate Revolving Exposures shall not exceed the aggregate Revolving Commitments and (iii) the aggregate LC Exposure shall not exceed the Letter of Credit Sublimit. Letters of Credit will be available to be issued up to an aggregate face amount not to exceed the Letter of Credit Sublimit. To the extent there is more than one Issuing Bank, the Borrower will use reasonable efforts to request Letters of Credit from each Issuing Bank in such a way that the aggregate LC Exposure of any Issuing Bank as a percentage of all the aggregate LC Exposures of all of the Issuing Banks in respect of all Letters of Credit issued under this Agreement shall be generally in line with such Issuing Bank’s proportionate share of the Letter of Credit Sublimit; it being understood, for the avoidance of doubt, that the Borrower shall have no obligation to request Letters of Credit pursuant to the foregoing to the extent the Borrower determines, in its sole discretion, that any such request would not be feasible or commercially beneficial. No Issuing Bank shall be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall enjoin or restrain such Issuing Bank from issuing the Letter of Credit, or any Requirements of Law applicable to such Issuing Bank or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such Issuing Bank with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise fully compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuing Bank in good faith deems material to it, (ii) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank now or hereafter in effect and applicable to letters of credit generally, (iii) except as otherwise agreed in writing by the First Lien Administrative Agent and the applicable Issuing Bank, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency, (iv) except as otherwise agreed by the First Lien Administrative Agent and such Issuing Bank, the Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit, or (v) any Lender is at that time a Defaulting Lender, if after giving effect to Section 2.22(a)(iv), any Defaulting Lender Fronting Exposure remains outstanding, unless such Issuing Bank has entered into arrangements, including the delivery of cash collateral, reasonably satisfactory to such Issuing Bank with the Borrower or such Lender to eliminate such Issuing Bank’s Defaulting Lender Fronting Exposure arising from either the Letter of Credit then proposed to be issued or such Letter of Credit and all other LC Exposure as to which such Issuing Bank has Defaulting Lender Fronting Exposure. No Issuing Bank shall be under any obligation (i) to amend or extend any Letter of Credit if (x) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (y) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit or (ii) to issue any Letter of Credit if such Letter of Credit contains any provisions for automatic reinstatement of all or any portion of the stated amount thereof after any drawing thereunder or after the expiry date of such Letter of Credit. Each Existing Letter of Credit shall constitute a Letter of Credit hereunder. (c) Notice. Each Issuing Bank agrees that it shall not permit any issuance, amendment, renewal or extension of a Letter of Credit to occur unless it shall have given to the First Lien Administrative Agent written notice thereof required under paragraph (m)(iii) of this Section 2.05. (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, the date to which it has been extended (not in excess of one year from the last applicable expiry date)) and (ii) the date that is five (5) Business Days prior to the Revolving Maturity Date; provided that if such expiry date is not a Business Day, such Letter of Credit shall expire at or prior to the close of business on the next succeeding Business Day; provided further that any Letter of Credit may, upon the request of the Borrower, include a provision whereby such Letter of Credit shall be renewed or extended automatically for additional consecutive periods of one year or less (but not beyond the date that is five (5) Business Days prior to the Revolving Maturity Date) unless the applicable Issuing Bank notifies the beneficiary thereof within the time period specified in such Letter of Credit or, if no such time period is specified, at least thirty (30) days prior to the then-applicable expiration date, that such Letter of Credit will not be renewed or extended; provided further that such Letter of Credit shall not -79- [EMEA_ACTIVE 302040156_13]

be required to expire on such fifth (5th) Business Day prior to the Revolving Maturity Date if such Letter of Credit is cash collateralized or backstopped in an amount, by an institution and otherwise pursuant to arrangements, in each case reasonably acceptable to the applicable Issuing Bank. For the avoidance of doubt, if the Revolving Maturity Date occurs prior to the expiration of any Letter of Credit as a result of the last proviso in the foregoing sentence, then upon the taking of actions described in such proviso with respect to such Letter of Credit, all participations in such Letter of Credit under the terminated Revolving Commitments shall terminate. (e) Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank that is the issuer thereof or the Lenders, each Revolving Lender shall be deemed to have purchased and the applicable Issuing Bank shall be deemed to have sold a participation in such Letter of Credit on a pro rata basis equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the First Lien Administrative Agent, for the account of such Issuing Bank, such Revolving Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (f) of this Section 2.05, or of any reimbursement payment required to be refunded to the Borrower for any reason. All fundings of such participations shall be denominated in Dollars. Each Revolving Lender acknowledges and agrees that its acquisition of participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each payment required to be made by it under the preceding sentence shall be made without any offset, abatement, withholding or reduction whatsoever. (f) Reimbursement of LC Disbursements. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the First Lien Administrative Agent an amount (in same day funds) equal to such LC Disbursement not later than 4:00 p.m., New York City time, on the Business Day immediately following the day that the Borrower receives notice of such LC Disbursement (the “LC Reimbursement Date”), together with accrued interest or fees thereon in accordance with clause (i) of this Section 2.05. Anything contained herein to the contrary notwithstanding, (i) unless the Borrower shall have notified the First Lien Administrative Agent and the applicable Issuing Bank prior to 4:00 p.m., New York City time, on the date such LC Disbursement is made that the Borrower intends to reimburse the applicable Issuing Bank for the amount of the LC Disbursement (including any accrued interest or fees thereon) with funds other than the proceeds of Revolving Loans, the Borrower shall be deemed to have given a timely Borrowing Request to the First Lien Administrative Agent requesting Revolving Lenders to make Revolving Loans that are ABR Revolving Loans on the LC Reimbursement Date in an amount equal to such LC Disbursement (together with any accrued interest or fees thereon), and (ii) subject to satisfaction or waiver of the conditions specified in Section 4.02, Revolving Lenders shall, on the LC Reimbursement Date, make Revolving Loans that are ABR Revolving Loans in an amount equal to their Applicable Percentage of such LC Disbursement (together with any accrued interest or fees thereon), the proceeds of which shall be applied directly by the First Lien Administrative Agent to reimburse the applicable Issuing Bank for the amount of such LC Disbursement (together with any accrued interest or fees thereon); provided that if for any reason proceeds of Revolving Loans are not received by the applicable Issuing Bank on the LC Reimbursement Date in an amount equal to such LC Disbursement (together with any accrued interest or fees thereon), the Borrower shall reimburse the applicable Issuing Bank, on demand, in an amount in same day funds equal to the excess of such LC Disbursement (together with any accrued interest or fees thereon) over the aggregate amount of such Revolving Loans, if any, which are so received. The Revolving Loans made pursuant to this paragraph (f) shall be made without regard to the Borrowing Minimum. (g) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section 2.05 is absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other First Lien Loan Document, or any term or provision herein or therein, (ii) any exchange, change, waiver or release of any Collateral for, or any other Person's guarantee of or other liability for, any of the Secured Obligations, (iii) the existence of any claim, set-off, defense or other right which the Borrower or any Lender may have at any time against a beneficiary or -80- [EMEA_ACTIVE 302040156_13]

any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Issuing Bank, any Lender or any other Person or, in the case of a Lender, against the Borrower, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or one or more of its Subsidiaries and the beneficiary for which any Letter of Credit was procured), (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (v) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit (provided that the Borrower shall not be obligated to reimburse such LC Disbursements unless payment is made against presentation of a draft or other document that at least substantially complies with the terms of such Letter of Credit), (vi) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings or any of its Subsidiaries; (vii) any breach hereof or any other First Lien Loan Document by any party hereto or thereto, (viii) the fact that an Event of Default or a Default shall have occurred and be continuing, (ix) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.05, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder or (x) any adverse change in the relevant exchange rates or in the availability of any Alternative Currency to the Borrower or in the relevant currency markets generally. As between the Borrower and the Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuing Bank and the proceeds thereof, by the respective beneficiaries of such Letters of Credit or any assignees or transferees thereof. In furtherance and not in limitation of the foregoing, none of the First Lien Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged other than to confirm such documents comply with the terms of such Letter of Credit; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) its honor of any presentation under a Letter of Credit that appears on its face to substantially comply with the terms and conditions of such Letter of Credit; (v) any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder); (vi) errors in interpretation of technical terms; (vii) any loss or delay in the transmission of any document required in order to make a drawing under any such Letter of Credit; (viii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (ix) any consequences arising from causes beyond the control of the Issuing Bank, including any act by a Governmental Authority and fluctuation in currency exchange rates. None of the above shall affect or impair, or prevent the vesting of, any of the Issuing Bank’s rights or powers hereunder or place the Issuing Bank under any liability to the Borrower or any other Person. Notwithstanding the foregoing, none of the above shall be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential, incidental, exemplary or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Requirements of Law) suffered by the Borrower that are caused by such Issuing Bank’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, nonappealable judgment) when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if (notwithstanding the appearance of substantial compliance) such documents are not in strict compliance with the terms of such Letter of Credit, and any such acceptance or refusal shall be deemed not to constitute gross negligence or willful misconduct. (h) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Each Issuing Bank shall promptly notify the First Lien Administrative Agent and the Borrower by telephone (confirmed in writing by hand delivery or facsimile) of such demand for payment and whether such Issuing Bank has made or will make an -81- [EMEA_ACTIVE 302040156_13]

LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligations to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement in accordance with paragraph (f) of this Section 2.05. (i) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans or, if such LC Disbursement is not denominated in dollars, at a rate per annum then applicable to Revolving Loans denominated in such currency; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section 2.05, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be paid to the First Lien Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (f) of this Section 2.05 to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment and shall be payable on demand or, if no demand has been made, on the date on which the Borrower reimburses the applicable LC Disbursement in full. (j) Cash Collateralization of Letters of Credit. If (i) effective immediately, without demand or other notice of any kind, as of any expiration date of a Letter of Credit, such Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, (ii) effective immediately, without demand or other notice of any kind, as of the occurrence of any Event of Default under paragraph (h) or (i) of Section 7.01, or (iii) any Event of Default under paragraph (a) or (b) of Section 7.01 shall occur and be continuing, on the Business Day on which the Borrower receives notice from the First Lien Administrative Agent, the applicable Issuing Bank or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing more than 50% of the aggregate LC Exposure of all Revolving Lenders) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with a depositary bank that is a Lender reasonably satisfactory to the First Lien Collateral Agent, in the name of the First Lien Administrative Agent and for the benefit of the Secured Parties (or in the case of any Letters of Credit that expire later than the fifth (5th) Business Day prior to the Revolving Maturity Date and are cash collateralized on or after the fifth (5th) Business Day prior to the Revolving Maturity Date, for the benefit of the applicable Issuing Bank), an amount of cash in Dollars or an Alternative Currency, as the case may be, equal to the portions of the LC Exposure attributable to Letters of Credit, as of such date plus any accrued and unpaid interest thereon. Each such deposit shall be held by the First Lien Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement and the other First Lien Loan Documents. At any time that there shall exist a Defaulting Lender, if any Defaulting Lender Fronting Exposure remains outstanding (after giving effect to Section 2.22(a)(iv)), then promptly upon the request of the First Lien Administrative Agent, the Issuing Bank or the Swingline Lender, the Borrower shall deliver to the First Lien Administrative Agent cash collateral in an amount sufficient to cover such Defaulting Lender Fronting Exposure (after giving effect to any cash collateral provided by the Defaulting Lender). The First Lien Administrative Agent (for the benefit of the Secured Parties) shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the First Lien Administrative Agent in Permitted Investments and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Notwithstanding anything to the contrary set forth in this Agreement, moneys in such account shall be applied by the First Lien Administrative Agent first to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, the balance shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing more than 50% of the aggregate LC Exposure of all the Revolving Lenders), such balance shall be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default or the existence of a Defaulting Lender, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived or after the termination of Defaulting Lender status, as applicable. -82- [EMEA_ACTIVE 302040156_13]

(k) Designation of Additional Issuing Banks. The Borrower may, at any time and from time to time, designate as additional Issuing Banks one or more Revolving Lenders that agree in writing to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the First Lien Administrative Agent and the Borrower, executed by the Borrower, the First Lien Administrative Agent and such designated Revolving Lender and, from and after the effective date of such agreement, (i) such Revolving Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein to the term “Issuing Bank” shall be deemed to include such Revolving Lender in its capacity as an issuer of Letters of Credit hereunder. (l) Resignation or Termination of an Issuing Bank. Subject to the appointment and acceptance of a successor Issuing Bank reasonably acceptable to the Borrower, any Issuing Bank may resign at any time by giving thirty (30) days’ written notice to the First Lien Administrative Agent, the Lenders and the Borrower. The Borrower may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the First Lien Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank’s acknowledging receipt of such notice and (ii) the fifth Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the LC Exposure attributable to all Letters of Credit issued by such Issuing Bank (or its Affiliates) shall have been reduced to zero. At the time any such resignation or termination shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the resigning or terminated Issuing Bank pursuant to Section 2.12(b). Notwithstanding the effectiveness of any such resignation or termination, the resigning or terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement and the other First Lien Loan Documents with respect to Letters of Credit issued by it prior to such resignation or termination, but shall not (a) be required (and shall be discharged from its obligations) to issue any additional Letters of Credit or extend or increase the amount of Letters of Credit then outstanding, without affecting its rights and obligations with respect to Letters of Credit previously issued by it, or (b) be deemed an Issuing Bank for any other purpose. (m) Issuing Bank Reports to the First Lien Administrative Agent. Unless otherwise agreed by the First Lien Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section 2.05, report in writing to the First Lien Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the First Lien Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) within five (5) Business Days following the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and face amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which a Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and amount of such LC Disbursement and (v) on any other Business Day, such other information as the First Lien Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank; provided that no Issuing Bank shall have any liability hereunder to any Person for any failure to deliver the reports contemplated by this paragraph (m) of Section 2.05. (n) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued or when it is amended with the consent of the beneficiary thereof, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the applicable Issuing Bank shall not be responsible to the Borrower for, and the applicable Issuing Bank’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the applicable Issuing Bank required or permitted under any law, order or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the applicable law or any order of any Governmental Authority in a jurisdiction where the applicable Issuing Bank or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade -83- [EMEA_ACTIVE 302040156_13]

(BAFT), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (o) Rollover of Existing Letters of Credit and Other Letters of Credit. Each of the Existing Letters of Credit outstanding on the Effective Date shall remain outstanding as a Letter of Credit under this Agreement until otherwise returned or expired. Any letter of credit that was issued by an Issuing Bank and is not a Letter of Credit will be deemed to be a Letter of Credit issued under this Agreement on the date that the Borrower, the Issuing Bank with respect to such letter of credit and the First Lien Administrative Agent sign an instrument identifying such letter of credit as a Letter of Credit under this Agreement; provided that such instrument may only be executed if such letter of credit would be permitted to be issued under this Agreement as a Letter of Credit on such date. SECTION 2.06 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time in the case of any Loan in Dollars or Canadian Dollars and 2:00 p.m., London, England time in the case of any Loan in an Alternative Currency (other than Canadian Dollars), to the Applicable Account of the First Lien Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The First Lien Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f) shall be remitted by the First Lien Administrative Agent to the applicable Issuing Bank. (b) Unless the First Lien Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing (or, in the case of any ABR Borrowing, prior to the actual date of such ABR Borrowing) that such Lender will not make available to the First Lien Administrative Agent such Lender’s share of such Borrowing, the First Lien Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.06 and may, in reliance on such assumption and in its sole discretion, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the First Lien Administrative Agent, then the applicable Lender agrees to pay to the First Lien Administrative Agent an amount equal to such share on demand of the First Lien Administrative Agent. If such Lender does not pay such corresponding amount forthwith upon demand of the First Lien Administrative Agent therefor, the First Lien Administrative Agent shall promptly notify the Borrower, and the Borrower agrees to pay such corresponding amount to the First Lien Administrative Agent forthwith on demand. The First Lien Administrative Agent shall also be entitled to recover from such Lender or the Borrower interest on such corresponding amount, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the First Lien Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the First Lien Administrative Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of the Borrower, the interest rate applicable to such Borrowing in accordance with Section 2.13. If such Lender pays such amount to the First Lien Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. (c) The obligations of the Lenders hereunder to make Term Loans and Revolving Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 9.03(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 9.03(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.03(c). SECTION 2.07 Interest Elections. (a) Each Revolving Borrowing of the applicable Class and each Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request or designated by Section 2.03 and, in the case of -84- [EMEA_ACTIVE 302040156_13]

a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request or designated by Section 2.03. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.07; provided that, notwithstanding anything to the contrary herein, no Loan may be converted into or continued as a Loan denominated in a different currency but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section 2.07, the Borrower shall notify the First Lien Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, facsimile or other electronic transmission to the First Lien Administrative Agent of a written Interest Election Request signed by a Responsible Officer of the Borrower. (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.03: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing; and (iv) if the resulting Borrowing is to be a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.” If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request in accordance with this Section 2.07, the First Lien Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the First Lien Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing and (ii) unless repaid, each Term Benchmark Borrowing, if denominated in Dollars or Canadian Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto. SECTION 2.08 Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Commitments shall terminate on the -85- [EMEA_ACTIVE 302040156_13]

Revolving Maturity Date. (b) The Bridge Commitments shall automatically and immediately be reduced by 100% of the Net Proceeds received by Holdings, the Borrower or any Restricted Subsidiary from any Prepayment Event on or after theSecond Incremental Amendment No. 1 Effective Date. The Borrower shall give prompt written notice to the First Lien Administrative Agent upon the receipt by Holdings, the Borrower or any Restricted Subsidiary of such Net Proceeds. Term Commitments provided on the Second Incremental Amendment Effective Date shall be automatically and permanently reduced to zero on the date of the initial incurrence thereof, which shall be the Second Incremental Amendment Effective Date. The Delayed Draw Incremental Commitment of each Lender shall be automatically and permanently reduced (x) by the aggregate amount of the Delayed Draw Incremental Term Loans made from time to time by each Lender pursuant to Section 2.01(a)(2) and (y) to $0 upon the Delayed Draw Incremental Commitment Termination Date. (b) (c) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class, provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 unless such amount represents all of the remaining Commitments of such Class and (ii) the Borrower shall not terminate or reduce the Revolving Commitments of any Class if, after giving effect to any concurrent prepayment of the Revolving Loans or Swingline Loans of any Class in accordance with Section 2.11, the aggregate Revolving Exposures of such Class would exceed the aggregate Revolving Commitments of such Class. (c) (d) The Borrower shall notify the First Lien Administrative Agent of any election to terminate or reduce the Commitments under paragraph (cb) of this Section 2.08 at least one (1) Business Day prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the First Lien Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.08 shall be irrevocable; provided that a notice of termination of the Revolving Commitments of any Class delivered by the Borrower may state that such notice is conditioned upon the effectiveness of any credit facility or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable and specified event or condition, in which case such notice may be revoked or extended by the Borrower (by notice to the First Lien Administrative Agent on or prior to the specified effective date of termination) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class. SECTION 2.09 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promise to pay (i) to the First Lien Administrative Agent for the account of each Lender (1) the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date and, (2ii) to the First Lien Administrative Agent for the account of each Lender the then unpaid principal amount of each BridgeTerm Loan of such Lender on the Term Maturity Date,as provided in Section 2.10 and (iiiii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan made by the Swingline Lender on the earlier to occur of (A) the date that is ten (10) Business Days after such Loan is made and (B) the Revolving Maturity Date; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The First Lien Administrative Agent shall, in connection with the maintenance of the Register in accordance with Section 9.04(b)(iv), maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and -86- [EMEA_ACTIVE 302040156_13]

(iii) the amount of any sum received by the First Lien Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of any Lender or the First Lien Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to pay any amounts due hereunder in accordance with the terms of this Agreement. In the event of any inconsistency between the entries made pursuant to paragraphs (b) and (c) of this Section 2.09, the accounts maintained by the First Lien Administrative Agent pursuant to paragraph (c) of this Section 2.09 shall control. (e) Any Lender may request through the First Lien Administrative Agent that Loans of any Class made by it be evidenced by a Note. In such event, the Borrower shall execute and deliver to such Lender a Note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns). SECTION 2.10 [Reserved]Amortization of Term Loans. (a) Subject to adjustment pursuant to paragraph (c) of this Section 2.10 and increases in connection with fungible increases to the Second Incremental Amendment Term Loans to reflect the equivalent amortization for such fungible increase, the Borrower shall repay Borrowings of the Second Incremental Amendment Term Loans and the funded amount of Delayed Draw Incremental Term Loans borrowed on or after the Second Incremental Amendment Effective Date on the last day of each March, June, September and December (commencing on December 31, 2022) prior to the Term Maturity Date, in each case, in a principal amount equal to: (1) for the period commencing with the fiscal quarter ending December 31, 2022 through the fiscal quarter ending June 30, 2023, 0.625% of the original principal amount of the Second Incremental Amendment Term Loans made on the Second Incremental Amendment Effective Date, plus the funded amount of any Delayed Draw Incremental Term Loans made on any Delayed Draw Incremental Funding Date; (2) for the period commencing with the fiscal quarter ending September 30, 2023 through the fiscal quarter ending June 30, 2025, 1.25% of the original principal amount of the Second Incremental Amendment Term Loans made on the Second Incremental Amendment Effective Date plus the funded amount of any Delayed Draw Incremental Term Loans made on any Delayed Draw Incremental Funding Date; (3) for the period commencing with the fiscal quarter ending September 30, 2025 through the fiscal quarter ending June 30, 2026, 1.875% of the original principal amount of the Second Incremental Amendment Term Loans made on the Second Incremental Amendment Effective Date plus the funded amount of any Delayed Draw Incremental Term Loans made on any Delayed Draw Incremental Funding Date; and (4) thereafter, 2.50% of the original principal amount of the Second Incremental Amendment Term Loans made on the Second Incremental Amendment Effective Date plus the funded amount of any Delayed Draw Incremental Term Loans made on any Delayed Draw Incremental Funding Date. If any such date is not a Business Day, such payment shall be due on the immediately preceding Business Day. (b) To the extent not previously paid, all Second Incremental Amendment Term Loans and the funded amount of any Delayed Draw Incremental Term Loans shall be due and payable on the Term Maturity Date. (c) Any prepayment of a Term Borrowing of any Class (including, for the avoidance of doubt, the funded amount of the Delayed Draw Incremental Term Loans) (i) pursuant to Section 2.11(a)(i) -87- [EMEA_ACTIVE 302040156_13]

shall be applied to reduce the subsequent scheduled and outstanding repayments of the Term Borrowings of such Class to be made pursuant to this Section 2.10 as directed by the Borrower (and absent such direction in direct order of maturity) and (ii) pursuant to Section 2.11(c) or Section 2.11(d) shall be applied to reduce the subsequent scheduled and outstanding repayments of the Term Borrowings of such Class to be made pursuant to this Section 2.10, or, except as otherwise provided in any Refinancing Amendment or Loan Modification Agreement, pursuant to the corresponding section of such Refinancing Amendment or Loan Modification Agreement, as applicable, as directed by the Borrower and, in the absence of such direction, in direct order of maturity (including any Incremental Facility). (d) Prior to any repayment of any Term Borrowings of any Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the First Lien Administrative Agent by telephone (confirmed in writing) or by hand delivery, facsimile or other electronic transmission of such election not later than 2:00 p.m., New York City time (or London, England time in the case of Loans denominated in an Alternative Currency (other than Canadian Dollars)), one (1) Business Day before the scheduled date of such repayment. In the absence of a designation by the Borrower as described in the preceding sentence, the First Lien Administrative Agent shall make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.16 and shall be applied in direct order of maturity. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid. SECTION 2.11 Prepayment of Loans. (a) (i) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty,; provided that each prepayment of any Borrowing of any Class shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 unless such amount represents all of the outstanding Term Borrowings or Revolving Borrowings or Swingline Loans of such Class. (ii) Notwithstanding anything in any First Lien Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing, Holdings, the Borrower or any of their respective Subsidiaries may offer to prepay all or a portion of the outstanding Term Loans on the following basis: (A) Holdings, the Borrower or any of their respective Subsidiaries shall have the right to make a voluntary prepayment of Term Loans at a discount to par (such prepayment, the “Discounted Term Loan Prepayment”) pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers, in each case made in accordance with this Section 2.11(a)(ii); provided that (x) Holdings, the Borrower or any of their respective Subsidiaries shall not make any Borrowing of Revolving Loans or Swingline Loans to fund any Discounted Term Loan Prepayment and (y) Holdings, the Borrower or any of their respective Subsidiaries shall not initiate any action under this Section 2.11(a)(ii) in order to make a Discounted Term Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by Holdings, the Borrower or any of their respective Subsidiaries on the applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date Holdings, the Borrower or any of their respective Subsidiaries were notified that no Term Lender was willing to accept any prepayment of any Term Loan and/or Other First Lien Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of Holdings’, the Borrower’s or any of their respective Subsidiaries’ election not to accept any Solicited Discounted Prepayment Offers and (z) each Lender participating in any Discounted Term Loan Prepayment acknowledges and agrees that in connection with such Discounted Term Loan Prepayment, (1) the Borrower then may have, and later may come into possession of, information regarding the Term Loans or the Loan Parties hereunder that is not known to such Lender and that may be material to a decision by such Lender to participate in such Discounted Term Loan Prepayment (“Excluded Information”), (2) such Lender has independently and, without reliance on Holdings, any of its Subsidiaries, the First Lien Administrative Agent -88- [EMEA_ACTIVE 302040156_13]

or any of their respective Affiliates, made its own analysis and determination to participate in such Discounted Term Loan Prepayment notwithstanding such Lender’s lack of knowledge of the Excluded Information and (3) none of Holdings, its Subsidiaries, the First Lien Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by Requirements of Law, any claims such Lender may have against Holdings, its Subsidiaries, the First Lien Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information; provided further that any Term Loan that is prepaid will be automatically and irrevocably cancelled. (B) (1) Subject to the proviso to subsection (A) above, Holdings, the Borrower or any of their respective Subsidiaries may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with three (3) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of Holdings, the Borrower or any of their respective Subsidiaries, to each Term Lender and/or each Lender with respect to any Class of Term Loans on an individual tranche basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable tranche, the tranche or tranches of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $1,000,000 and whole increments of $500,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each relevant Term Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to the relevant Term Lenders (the “Specified Discount Prepayment Response Date”). (2) Each relevant Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its relevant then outstanding Term Loans at the Specified Discount and, if so (such accepting Term Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Term Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment. (3) If there is at least one Discount Prepayment Accepting Lender, Holdings, the Borrower or any of their respective Subsidiaries will make prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and tranches of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2); provided that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro-rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with Holdings, the Borrower or any of their respective Subsidiaries and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) Holdings, the Borrower or any of their respective Subsidiaries of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date -89- [EMEA_ACTIVE 302040156_13]

and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to Holdings, the Borrower or any of their respective Subsidiaries and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to Holdings, the Borrower or any of their respective Subsidiaries shall be due and payable by Holdings, the Borrower or any of their respective Subsidiaries on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (C) (1) Subject to the proviso to subsection (A) above, Holdings, the Borrower or any of their respective Subsidiaries may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with three (3) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of Holdings, the Borrower or any of their respective Subsidiaries, to each Term Lender and/or each Lender with respect to any Class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the tranche or tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each relevant tranche of Term Loans willing to be prepaid by Holdings, the Borrower or any of their respective Subsidiaries (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $1,000,000 and whole increments of $500,000 in excess thereof and (IV) each such solicitation by Holdings, the Borrower or any of their respective Subsidiaries shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each relevant Term Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding relevant Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to the relevant Term Lenders (the “Discount Range Prepayment Response Date”). Each relevant Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Term Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender’s Term Loans (the “Submitted Amount”) such Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range. (2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with Holdings, the Borrower or any of their respective Subsidiaries and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). Holdings, the Borrower or any of their respective Subsidiaries agree to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by the Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the -90- [EMEA_ACTIVE 302040156_13]

Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Lender, a “Participating Lender”). (3) If there is at least one Participating Lender, Holdings, the Borrower or any of their respective Subsidiaries will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro-rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with Holdings, the Borrower or any of their respective Subsidiaries and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) Holdings, the Borrower or any of their respective Subsidiaries of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Lender to be prepaid at the Applicable Discount on such date, and (z) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to Holdings, the Borrower or any of their respective Subsidiaries and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to Holdings, the Borrower or any of their respective Subsidiaries shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (D) (1) Subject to the proviso to subsection (A) above, Holdings, the Borrower or any of their respective Subsidiaries may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with three (3) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of Holdings, the Borrower or any of their respective Subsidiaries, to each Term Lender and/or each Lender with respect to any Class of Term Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate Dollar Amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the tranche or tranches of Term Loans Holdings, the Borrower or any of their respective Subsidiaries is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $1,000,000 and whole increments of $500,000 in excess thereof and (IV) each such solicitation by Holdings, the Borrower or any of their respective Subsidiaries shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each relevant Term Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its delegate) by no later than 5:00 -91- [EMEA_ACTIVE 302040156_13]

p.m., New York City time on the third Business Day after the date of delivery of such notice to the relevant Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) such Term Lender is willing to allow to be applied to the prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and tranches of such Term Loans (the “Offered Amount”) such Term Lender is willing to have prepaid subject to such Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount. (2) The Auction Agent shall promptly provide Holdings, the Borrower or any of their respective Subsidiaries with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. Holdings, the Borrower or any of their respective Subsidiaries shall review all such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to Holdings, any Intermediate Parent, the Borrower or any of their respective Subsidiaries (the “Acceptable Discount”), if any. If Holdings, the Borrower or any of their respective Subsidiaries elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by Holdings, the Borrower or any of their respective Subsidiaries from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), Holdings, the Borrower or any of their respective Subsidiaries shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from Holdings, the Borrower or any of their respective Subsidiaries by the Acceptance Date, Holdings, the Borrower or any of their respective Subsidiaries shall be deemed to have rejected all Solicited Discounted Prepayment Offers. (3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with Holdings, the Borrower or any of their respective Subsidiaries and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by Holdings, the Borrower or any of their respective Subsidiaries at the Acceptable Discount in accordance with this Section 2.11(a)(ii)(D). If Holdings, the Borrower or any of their respective Subsidiaries elects to accept any Acceptable Discount, then Holdings,, the Borrower or any of their respective Subsidiaries agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). Holdings, the Borrower or any of their respective Subsidiaries will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro-rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in -92- [EMEA_ACTIVE 302040156_13]

consultation with Holdings, the Borrower or any of their respective Subsidiaries and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) Holdings, the Borrower or any of their respective Subsidiaries of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender who made a Solicited Discounted Prepayment Offer of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the tranches to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the tranches of such Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (E) In connection with any Discounted Term Loan Prepayment, Holdings, the Borrower or any of their respective Subsidiaries and the Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of reasonable and customary fees and expenses from Holdings, the Borrower or any of their respective Subsidiaries in connection therewith. (F) If any Term Loan is prepaid in accordance with paragraphs (B) through (D) above, Holdings, the Borrower or any of their respective Subsidiaries shall prepay such Term Loans on the Discounted Prepayment Effective Date. Holdings, the Borrower or any of their respective Subsidiaries shall make such prepayment to the Auction Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the First Lien Administrative Agent’s Office in immediately available funds not later than 11:00 a.m. New York City time (or London, England time in the case of Loans denominated in an Alternative Currency (other than Canadian Dollars)) on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Term Loans on a pro rata basis across such installments. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Term Loans pursuant to this Section 2.11(a)(ii) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable. The aggregate principal amount of the tranches and installments of the relevant Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the tranches of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment. (G) To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.11(a)(ii), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by Holdings, the Borrower or any of their respective Subsidiaries. (H) Notwithstanding anything in any First Lien Loan Document to the contrary, for purposes of this Section 2.11(a)(ii), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day. -93- [EMEA_ACTIVE 302040156_13]

(I) Each of Holdings, the Borrower or any of their respective Subsidiaries and the Lenders acknowledges and agrees that the Auction Agent may perform any and all of its duties under this Section 2.11(a)(ii) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and their respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.11(a)(ii) as well as activities of the Auction Agent. (J) Holdings, the Borrower or any of their respective Subsidiaries shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date, Discount Range Prepayment Response Date or Solicited Discounted Prepayment Response Date, as applicable (and if such offer is revoked pursuant to the preceding clauses, any failure by the Borrower to make any prepayment to a Term Lender, as applicable, pursuant to this Section 2.11(a)(ii) shall not constitute a Default or Event of Default under Section 7.01 or otherwise). (b) In the event and on each occasion that the aggregate Revolving Exposures of any Class exceed the aggregate Revolving Commitments of such Class, the Borrower shall prepay Revolving Borrowings or Swingline Loans of such Class (or, if no such Borrowings are outstanding, deposit cash collateral in an account with a depositary bank that is a Lender reasonably satisfactory to the First Lien Collateral Agent pursuant to Section 2.05(j)) in an aggregate amount necessary to eliminate such excess. (c) In the event that Holdings, the Borrower or any of its Restricted Subsidiaries receivesand on each occasion that any Net Proceeds arising fromare received by or on behalf of the Holdings or its Restricted Subsidiaries in respect of any Prepayment Event (other than any Prepayment Event underdescribed in clause (ca) of the definition thereof) on or after the Bridge Funding Date, then, the Borrower shall prepay the outstanding Bridge Loans in an amount equal to 100% of such Net Proceeds not later than three (3) Business Days following the receipt by Holdings, the Borrower or such Restricted Subsidiary of such Net Proceeds. The Borrower shall promptly (and in any event within two (2) Business Days of receipt) notify the First Lien Administrative Agent of the receipt by Holdings, the Borrower or such Restricted Subsidiary of any such Net Proceeds and the First Lien Administrative Agent will promptly notify each Bridge Lender of its receipt of each such notice., within five (5) Business Days after such Net Proceeds are received (or, in the case of a Prepayment Event described in clause (b) of the definition of “Prepayment Event,” on the date of such Prepayment Event), prepay Term Borrowings in an aggregate amount equal to 100% of the amount of such Net Proceeds; provided that, in the case of any event described in clause (a) of the definition of the term “Prepayment Event”, if the Holdings or any of the Restricted Subsidiaries invest (or commit to invest) the Net Proceeds from such event (or a portion thereof) within 12 months after receipt of such Net Proceeds in the business of the Borrower and the other Subsidiaries (including any acquisitions permitted under Section 6.04), then no prepayment shall be required pursuant to this paragraph in respect of such Net Proceeds in respect of such event (or the applicable portion of such Net Proceeds, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so invested (or committed to be invested) by the end of such 12-month period (or if committed to be so invested within such 12-month period, have not been so invested within 18 months after receipt thereof), at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so invested (or committed to be invested); provided further that the Borrower may use a portion of such Net Proceeds to prepay or repurchase any other Indebtedness that is secured by the Collateral on a pari passu basis with the Secured Obligations to the extent such other Indebtedness and the Liens securing the same are permitted hereunder and the documentation governing such other Indebtedness requires such a prepayment or repurchase thereof with the proceeds of such Prepayment Event, in each case in an amount not to exceed the product of (x) the amount of such Net Proceeds and (y) a fraction, the numerator of which is the outstanding principal amount of such other Indebtedness and the denominator of which is the aggregate outstanding principal amount of Term Loans and such other Indebtedness. -94- [EMEA_ACTIVE 302040156_13]

(d) Upon the occurrence of a Prepayment Event under clause (c) of the definition thereof on or after the Bridge Funding Date, then the Borrower shall prepay the outstanding Bridge Loans in an amount equal to (x) 100% of the unsecured Indebtedness incurred under Section 6.01(a)(xxix) (without duplication for the amount of SNIA LCs that backstop other SNIA LCs), in the case of a Prepayment Event under clause (c)(i) of the definition thereof, or (y) 100% of the amount of cash collateral released and returned to Holdings, the Borrower or its Restricted Subsidiaries free of all Liens, in the case of a Prepayment Event under clause (c)(ii) of the definition thereof. (d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2023, the Borrower shall prepay Term Borrowings in an aggregate amount equal to the ECF Percentage of Excess Cash Flow for such fiscal year; provided that such amount shall, at the option of the Borrower, be reduced on a dollar-for-dollar basis for such fiscal year by: (i) the aggregate amount of prepayments and repurchases of (A) Term Loans (and, to the extent the Revolving Commitments are reduced in a corresponding amount pursuant to Section 2.08, Revolving Loans) made pursuant to Section 2.11(a) or otherwise in a manner permitted by Section 9.04(f) during such fiscal year or after such fiscal year and on or prior to the time such prepayment is due (without duplication to subsequent years) as provided below (provided that such reduction as a result of prepayments pursuant to clause (ii) thereof shall (x) be limited to the actual amount of such cash prepayment and (y) only be applicable if the applicable prepayment offer was made to all Lenders) and (B) other Consolidated Senior Secured First Lien Net Indebtedness (provided that in the case of the prepayment of any revolving commitments, there is a corresponding reduction in commitments) (excluding all such prepayments funded with the proceeds of other Indebtedness (other than the Revolving Loans) or the issuance of Equity Interests). Each prepayment pursuant to this paragraph shall be made on or before the date that is ten (10) days after the date on which financial statements are required to be delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated; (ii) without duplication of amounts deducted pursuant to clause (v) below in prior fiscal years, the amount of capital expenditures made in cash or accrued during such fiscal year or after such fiscal year and on or prior to the 90th day after the end of such fiscal year, except to the extent that such capital expenditures were financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (other than the Revolving Loans); (iii) without duplication of amounts deducted pursuant to clause (v) below in prior fiscal years, the amount of Investments (other than Investments in Permitted Investments) and acquisitions permitted by this Agreement and made during such fiscal year or after such fiscal year and on or prior to the 90th day after the end of such fiscal year, except to the extent that such Investments and acquisitions were financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (other than the Revolving Loans); (iv) without duplication of amounts deducted pursuant to clause (v) below in prior fiscal years, the amount of dividends and other Restricted Payments (including the amount of Tax Distributions made by the Borrower to the extent not deducted in arriving at Consolidated Net Income) paid in cash during such period or after such fiscal year and on or prior to the 90th day after the end of such fiscal year, except to the extent that such dividends and Restricted Payments were financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (other than the Revolving Loans); and (v) without duplication of amounts deducted in prior periods, (A) the aggregate consideration required to be paid in cash by the Holdings or any of the Restricted Subsidiaries pursuant to binding contracts, commitments, letters of intent or purchase orders (the “Contract Consideration”), in each case, entered into prior to or during such fiscal year and (B) to the extent set forth in a certificate of a Financial Officer delivered to the First Lien Administrative Agent at or before the time the Compliance Certificate for such fiscal year is required to be delivered pursuant to Section 5.01(d), the aggregate amount of cash that is reasonably expected to be paid in respect of planned cash expenditures by the Holdings or any of the Restricted Subsidiaries (the “Planned Expenditures”), in the case of each of clauses (A) and (B), -95- [EMEA_ACTIVE 302040156_13]

relating to Permitted Acquisitions, other Investments (other than Investments in Permitted Investments), capital expenditures (including Capitalized Software Expenditures or other purchases of Intellectual Property) or Restricted Payments to be consummated or made during the immediately subsequent fiscal year; provided, that to the extent the aggregate amount of cash actually utilized to finance such Permitted Acquisitions, Investments, capital expenditures or Restricted Payments during such subsequent fiscal year (excluding any cash from the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (other than the Revolving Loans)) is less than the Contract Consideration and Planned Expenditures, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such subsequent fiscal year. Holdings or any Restricted Subsidiary, as the case may be, may elect to invest in Holdings and its Subsidiaries prior to receiving the Net Proceeds attributable to any given Disposition (provided that such investment shall be made no earlier than earliest of notice to the First Lien Administrative Agent, execution of the definitive agreement for the Disposition that generated such Net Proceeds and consummation of such Disposition) and deem the amount so invested to be applied pursuant to and in accordance with clause (b) above with respect to such Disposition. (e) Prior to any optional prepayment of Borrowings pursuant to Section 2.11(a)(i), the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section 2.11. In the event of any optional prepayment of Revolving Borrowings, the Borrower shall select Revolving Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between Revolving Borrowings (and, to the extent provided in the Refinancing Amendment for any Class of Other Revolving Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class. In the event of any mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between Term Borrowings (and, to the extent provided in the Refinancing Amendment for any Class of Other First Lien Term Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; provided that any Term Lender (and, to the extent provided in the Refinancing Amendment or Loan Modification Agreement for any Class of Other Term Loans, any Lender that holds Other Term Loans of such Class) may elect, by notice to the First Lien Administrative Agent by telephone (confirmed by facsimile) at least two (2) Business Days prior to the prepayment date, to decline all or any portion of any prepayment of its Term Loans or Other Term Loans of any such Class pursuant to this Section 2.11 (other than an optional prepayment pursuant to paragraph (a)(i) of this Section or a mandatory prepayment as a result of the Prepayment Event set forth in clause (b) of the definition thereof, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Term Loans or Other Term Loans of any such Class but was so declined (and not used pursuant to the immediately following sentence) shall, subject to any requirement to repay Second Lien Notes under the Second Lien Debt Documents, be retained by the Borrower (such amounts, “Retained Declined Proceeds”). An amount equal to any portion of a mandatory prepayment of Term Borrowings that is declined by the Lenders under this Section 2.11(e) may, to the extent permitted hereunder or under the documentation governing the Permitted Second Priority Refinancing Debt or First Lien Pari Passu Intercreditor Agreement (if applicable), be applied by the Borrower to prepay the Second Lien Facilities (and Permitted Refinancings thereof) pursuant to the Second Lien Debt Documents to the extent then outstanding and/or (at the Borrower’s election) Permitted Second Priority Refinancing Debt. Optional prepayments of Term Borrowings shall be allocated among the Classes of Term Borrowings as directed by the Borrower. In the absence of a designation by the Borrower as described in the preceding provisions of this paragraph of the Type of Borrowing of any Class, the First Lien Administrative Agent shall make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.16 and shall be applied in direct order of maturity.; provided that, in connection with any mandatory prepayments by the Borrower of the Term Loans pursuant to Section 2.11(c) or (d), such prepayments shall be applied on a pro rata basis to the then outstanding Term Loans being prepaid irrespective of whether such outstanding Term Loans are ABR Loans or Term Benchmark Loans. -96- [EMEA_ACTIVE 302040156_13]

(f) The Borrower shall notify the First Lien Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) of any optional prepayment pursuant to Section 2.11(a)(i)hereunder by telephone (to be confirmed byin writing) or by hand delivery, facsimile) of any prepayment hereunder or other electronic transmission (i) in the case of prepayment of a Term Benchmark Borrowing or RFR Borrowing, not later than 11:00 a.m., New York City time (or London, England time in the case of Loans denominated in an Alternative Currency (other than Canadian Dollars)), three (3) Business Days before the date of prepayment (or, in the sole discretion of the First Lien Administrative Agent, one (1) Business Day) or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one (1) Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that a notice of optional prepayment may state that such notice is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable and specified event or condition, in which case such notice of prepayment may be revoked by the Borrower (by notice to the First Lien Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the First Lien Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13, and subject to Section 2.162.11(a)(i), shall be without premium or penalty. At the Borrower’s election in connection with any prepayment pursuant to this Section 2.11, such prepayment shall not be applied to any Revolving Loan or Term Loan of a Defaulting Lender (under any of subclauses (a), (b) or (c) of the definition of “Defaulting Lender”) and shall be allocated ratably among the relevant non-Defaulting Lenders. (g) Notwithstanding any other provisions of Section 2.11(c) or (d), (A) to the extent that any of or all the Net Proceeds of any Prepayment Event by or Excess Cash Flow of a Subsidiary of the Borrower that is organized under the laws of a jurisdiction other than the United States, any state, commonwealth or territory thereof or the District of Columbia, giving rise to a prepayment pursuant to Section 2.11(c) or (d) (a “Restricted Prepayment Event”) are prohibited or delayed by applicable local law from being repatriated to the Borrower, the portion of such Net Proceeds or Excess Cash Flow so affected will not be required to be taken into account in determining the amount to be applied to repay Term Loans at the times provided in Section 2.11(c) or (d), as the case may be, and such amounts may be retained by such Subsidiary so long, but only so long, as the Borrower determined in good faith that the applicable local law will not permit repatriation to the Borrower, and once the Borrower has determined in good faith that such repatriation of any of such affected Net Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be effected as soon as practicable and such repatriated Net Proceeds or Excess Cash Flow will be taken into account in determining the amount to be applied (net of additional taxes payable or reserved if such amounts were repatriated) to the repayment of the Term Loans pursuant to Section 2.11(c) or (d), as applicable, (B) to the extent that and for so long as the Borrower has determined in good faith that repatriation of any of or all the Net Proceeds of any Restricted Prepayment Event or Excess Cash Flow would have a material adverse tax or cost consequence with respect to such Net Proceeds or Excess Cash Flow, the Net Proceeds or Excess Cash Flow so affected will not be required to be taken into account in determining the amount to be applied to repay Term Loans at the times provided in Section 2.11(c) or Section 2.11(d), as the case may be, and such amounts may be retained by such Subsidiary; provided that when the Borrower determines in good faith that repatriation of any of or all the Net Proceeds of any Restricted Prepayment Event or Excess Cash Flow would no longer have a material adverse tax consequence with respect to such Net Proceeds or Excess Cash Flow, such Net Proceeds or Excess Cash Flow shall be taken into account in determining the amount to be applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to Section 2.11(c) or Section 2.11(d), as applicable, and (C) to the extent that and for so long as the Borrower has determined in good faith that repatriation of any of or all the Net Proceeds of any Restricted Prepayment Event or Excess Cash Flow would give rise to a risk of liability for the directors of such Subsidiary, the Net Proceeds or Excess Cash Flow so affected will not be required to be taken into account in determining the amount to be applied to -97- [EMEA_ACTIVE 302040156_13]

repay Term Loans at the times provided in Section 2.11(c) or Section 2.11(d), as the case may be, and such amounts may be retained by such Subsidiary. SECTION 2.12 Fees. (a) The Borrower agrees to pay to the First Lien Administrative Agent in Dollars for the account of each Revolving Lender a commitment fee, which shall accrue at the rate of the Commitment Fee Percentage per annum on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Revolving Commitments terminate (the “Revolving Commitment Fee”). Accrued commitment feesRevolving Commitment Fees shall be payable in arrears on the third Business Day following the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Effective Date. All commitment feesThe Revolving Commitment Fee shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment feesthe Revolving Commitment Fee, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose). (b) The Borrower agrees to pay (i) to the First Lien Administrative Agent in Dollars for the account of each Revolving Lender (other than any Defaulting Lender) a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans on the daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements but taking into account the maximum amount available to be drawn under all outstanding Letters of Credit, whether or not such maximum amount is then in effect) during the period from and including the Effective Date to and including the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank in Dollars a fronting fee (which fee shall be calculated by the First Lien Administrative Agent in consultation with the applicable Issuing Bank), which shall accrue at the rate to be agreed by each Issuing Bank, not to be greater than 0.125% per annum on the daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements but taking into account the maximum amount available to be drawn under all outstanding Letters of Credit, whether or not such maximum amount is then in effect) during the period from and including the Effective Date to and including the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following the last day of March, June, September and December, respectively, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) Delayed Draw Incremental Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender with a Delayed Draw Incremental Commitment, a commitment fee equal to the Commitment Fee Percentage per annum on the average daily unused amount of the Delayed Draw Incremental Commitment of such Lender during the period from and including the Second Incremental Amendment Effective Date to but excluding the date on which the Delayed Draw Incremental Commitment terminates (the “Delayed Draw Incremental Commitment Fee”). The Delayed Draw Incremental Commitment Fee shall accrue at all times from the Second Incremental Amendment Effective Date until the Delayed Draw Incremental Commitment Termination Date, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the last Business Day of the first full fiscal quarter to end following the Second Incremental Amendment Effective Date, and on the Delayed Draw Incremental Commitment Termination Date. The Delayed Draw -98- [EMEA_ACTIVE 302040156_13]

Incremental Commitment Fee shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (d) (c) The Borrower agrees to pay to the First Lien Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the First Lien Administrative Agent. (e) (d) Notwithstanding the foregoing, and subject to Section 2.22, the Borrower shall not be obligated to pay any amounts to any Defaulting Lender pursuant to this Section 2.12. SECTION 2.13 Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) denominated in Dollars or Canadian Dollars shall bear interest at the Alternate Base Rate or Canadian Base Rate, respectively, plus the Applicable Rate. (b) The Loans comprising each Term Benchmark Borrowing denominated in (i) Dollars shall bear interest at Adjusted Term SOFR, (ii) Canadian Dollars shall bear interest at the Adjusted BA Rate or (iii) Euros shall bear interest at Adjusted EURIBOR, in each case for the Interest Period in effect for such Borrowing plus the Applicable Rate. The Loans comprising each RFR Borrowing shall bear interest at the Daily Simple RFR plus the Applicable Rate. (c) Notwithstanding the foregoing, if upon the occurrence and during the continuance of any Event of Default under paragraph (a), (b), (h) or (i) of Section 7.01 any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due (or, in the case of any RFR Interest Payment the later of (i) the date when the same was due and (ii) the date falling three RFR Business Days after the date on which the First Lien Administrative Agent notified the relevant Borrower of the amount of that RFR Interest Payment in accordance with this Agreement), whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.13 or (ii) in the case of any other amount, 2.00% per annum plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section 2.13; provided that no amount shall be payable pursuant to this Section 2.13(c) to a Defaulting Lender so long as such Lender shall be a Defaulting Lender; provided, further that no amounts shall accrue pursuant to this Section 2.13(c) on any overdue amount, reimbursement obligation in respect of any LC Disbursement or other amount payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender. (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments, provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.13 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate, the Canadian Base Rate, Daily Simple RFR or the BA Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Canadian Base Rate, Adjusted Term SOFR, Adjusted BA Rate, Daily Simple RFR or Adjusted EURIBOR shall be determined by the First Lien Administrative Agent, and such determination shall be conclusive absent manifest error. -99- [EMEA_ACTIVE 302040156_13]

(f) The First Lien Administrative Agent shall promptly upon the amount of any RFR Interest Payment becoming determinable notify: (i) (such notification to be made no later than three applicable RFR Business Days prior to the due date for such RFR Interest Payment) the relevant Borrower of the amount of that RFR Interest Payment; (ii) each relevant Lender of the proportion of that RFR Interest Payment which relates to that Lender’s participation in the relevant RFR Loan; and (iii) the relevant Lenders and the relevant Borrower of each applicable rate of interest and the amount of interest for each day relating to the determination of that RFR Interest Payment (including a breakdown of such rate and amount of interest as between the Applicable Rate and the Daily Simple RFR for such date and any other information that the relevant Borrower may reasonably request in relation to the calculation of such rate and amount or the determination of that RFR Interest Payment). (g) In connection with the use or administration of Term SOFR, the First Lien Administrative Agent, in consultation with the Borrower, will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other First Lien Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other First Lien Loan Document. The First Lien Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. SECTION 2.14 Alternate Rate of Interest. Notwithstanding anything to the contrary herein or in any other First Lien Loan Document (and any Swap Agreement shall be deemed not to be a “First Lien Loan Document” for purposes of this Section): (a) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any First Lien Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other First Lien Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any First Lien Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other First Lien Loan Document so long as the First Lien Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (b) In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the First Lien Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other First Lien Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other First Lien Loan Document. (c) The First Lien Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The First Lien Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.14(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the First Lien Administrative Agent pursuant to this Section -100- [EMEA_ACTIVE 302040156_13]

2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party to this Agreement or any other First Lien Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. (d) Notwithstanding anything to the contrary herein or in any other First Lien Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate, EURIBOR, the BA Rate or Daily Simple RFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the First Lien Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the First Lien Administrative Agent, in consultation with the Borrower, may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the First Lien Administrative Agent, in consultation with the Borrower, may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (i) the Borrower may revoke any pending request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans or RFR Loans, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable Currency and, failing that, (A) in the case of any request for any affected SOFR Borrowing, if applicable, the Borrower will be deemed to have converted any such request into a request for an ABR Borrowing or conversion to ABR Loans in the amount specified therein and (B) in the case of any request for any affected Term Benchmark Borrowing or RFR Borrowing in an Alternative Currency, if applicable, then such request shall be ineffective and (ii)(A) any outstanding affected SOFR Loans, if applicable, will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period and (B) any outstanding affected Term Benchmark Loans or RFR Loans denominated in an Alternative Currency, at the Borrower’s election, shall either (I) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) at the end of the applicable Interest Period or (II) be prepaid in full at the end of the applicable Interest Period; provided that, with respect to any RFR Loan, if no election is made by the Borrower by the date that is three Business Days after receipt by the Borrower of such notice, the Borrower shall be deemed to have elected clause (I) above; provided, further that, with respect to any Term Benchmark Loan, if no election is made by the Borrower by the earlier of (x) the date that is three Business Days after receipt by the Borrower of such notice and (y) the last day of the current Interest Period for the applicable Term Benchmark Loan, the Borrower shall be deemed to have elected clause (I) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.16. . During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. (f) [Reserved]. (g) [Reserved]. (h) [Reserved]. -101- [EMEA_ACTIVE 302040156_13]

SECTION 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any Issuing Bank (except any such reserve requirement reflected in Adjusted Term SOFR, the Adjusted BA Rate, Adjusted EURIBOR or Daily Simple RFR, as applicable); or (ii) impose on any Lender or any Issuing Bank, any other condition, cost or expense (other than Taxes) affecting this Agreement or Term Benchmark Loans or RFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Term Benchmark Loan or RFR Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or issue any Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then, from time to time upon request of such Lender or Issuing Bank, the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such increased costs actually incurred or reduction actually suffered. (b) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then, from time to time upon request of such Lender or Issuing Bank, the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction actually suffered. (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company in reasonable detail, as the case may be, as specified in paragraph (a) or (b) of this Section 2.15 delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 15 days after receipt thereof. (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section 2.15 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (e) Notwithstanding any other provision of this Section, no Lender or Issuing Bank shall demand compensation for any increased cost or reduction pursuant to this Section 2.15 if (i) it shall not at the time be the general policy or practice of such Lender or Issuing Bank to demand such compensation in similar circumstances under comparable provisions of other credit agreements and (ii) such increased cost or reduction is due to market disruption, unless such circumstances generally affect the banking market and when the Required Lenders have made such a request. -102- [EMEA_ACTIVE 302040156_13]

SECTION 2.16 Break Funding Payments. In the event of (a) the payment of any principal of any (i) Term Benchmark Loan other than on the last day of an Interest Period applicable thereto or (ii) RFR Loan other than on the Interest Payment Date applicable thereto, in either case, including as a result of an Event of Default), (b) the conversion of any (i) Term Benchmark Loan other than on the last day of the Interest Period applicable thereto or (ii) RFR Loan other than on the Interest Payment Date applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance therewith) or (d) the assignment of any (i) Term Benchmark Loan other than on the last day of the Interest Period applicable thereto or (ii) RFR Loan other than on the Interest Payment Date applicable thereto, in each case, as a result of a request by the Borrower pursuant to Section 2.19 or Section 9.02(c), then, in any such event, the Borrower shall, after receipt of a written request by any Lender affected by any such event (which request shall set forth in reasonable detail the basis for requesting such amount), compensate each Lender for the loss, cost and expense (excluding loss of profit) actually incurred by it as a result of such event. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 2.16, each Lender shall be deemed to have funded each Term Benchmark Loan or RFR Loan made by it at Adjusted Term SOFR, the Adjusted BA Rate, Daily Simple RFR or Adjusted EURIBOR, as applicable, for such Loan by a matching deposit or other borrowing in the applicable interbank market or Canadian money market, as applicable, for a comparable amount and for a comparable period, whether or not such Term Benchmark Loan or RFR Loan was in fact so funded. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16 and the reasons therefor delivered to the Borrower shall be prima facie evidence of such amounts. The Borrower shall pay such Lender the amount shown as due on any such certificate within 15 days after receipt of such demand. Notwithstanding the foregoing, this Section 2.16 will not apply to losses, costs or expenses resulting from Taxes, as to which Section 2.17 shall govern. Notwithstanding the foregoing, no Lender shall demand compensation pursuant to this Section 2.16 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements. SECTION 2.17 Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any First Lien Loan Document shall be made free and clear of and without deduction for any Taxes, except as required by applicable Requirements of Law. If the applicable withholding agent (including, for the avoidance of doubt, the First Lien Administrative Agent or any Loan Party) shall be required by applicable Requirements of Law (as determined in the good faith discretion of the applicable withholding agent) to deduct any Taxes from such payments, then the applicable withholding agent shall make such withholding or deductions and shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law, and if such Taxes are Indemnified Taxes or Other Taxes, then the amount payable by the applicable Loan Party shall be increased as necessary so that after all such required deductions have been made (including such withholding or deductions applicable to additional amounts payable under this Section 2.17), each Lender (or, in the case of a payment made to the First Lien Administrative Agent for its own account, the First Lien Administrative Agent) receives an amount equal to the sum it would have received had no such withholding or deductions been made. (b) Without limiting the provisions of paragraph (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law, or at the option of the First Lien Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) The Borrower shall indemnify the First Lien Administrative Agent and each Lender within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the First Lien Administrative Agent or such Lender as the case may be, on or with respect to any payment by or on account of any obligation of any Loan Party under any First Lien Loan Document and any Other Taxes paid by the First Lien Administrative Agent or such Lender, as the case may be (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or -103- [EMEA_ACTIVE 302040156_13]

legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the First Lien Administrative Agent), or by the First Lien Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) To the extent required by any applicable Requirements of Law (as determined in good faith by the First Lien Administrative Agent), the First Lien Administrative Agent may deduct or withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the First Lien Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the First Lien Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), such Lender shall indemnify and hold harmless the First Lien Administrative Agent (to the extent that the First Lien Administrative Agent has not already been reimbursed by the Loan Parties pursuant to Section 2.17(c) and without limiting any obligation of the Loan Parties to do so pursuant to such Section) fully for all amounts paid, directly or indirectly, by the First Lien Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses, and any other out-of-pocket expenses, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the First Lien Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the First Lien Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other First Lien Loan Document against any amount due to the First Lien Administrative Agent under this Section 2.17(d). The agreements in this Section 2.17(d) shall survive the resignation and/or replacement of the First Lien Administrative Agent, any assignment of rights by, or the replacement of, a Lender, any assignment of rights by a Loan Party, the termination of this Agreement and the repayment, satisfaction or discharge of all other obligations under any First Lien Loan Document. (e) As soon as practicable after any payment of any Taxes by a Loan Party to a Governmental Authority pursuant to this Section, the Borrower shall deliver to the First Lien Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the First Lien Administrative Agent. (f) (1) Each Lender shall, at such times as are reasonably requested by Borrower or the First Lien Administrative Agent, provide the Borrower and the First Lien Administrative Agent with any properly completed and executed documentation prescribed by any Requirement of Law, or reasonably requested by the Borrower or the First Lien Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or reduction in, any withholding Tax with respect to any payments to be made to such Lender under the First Lien Loan Documents. In addition, any Lender, if reasonably requested by the Borrower or the First Lien Administrative Agent, shall deliver such other documentation prescribed by any Requirement of Law or reasonably requested by the Borrower or the First Lien Administrative Agent as will enable the Borrower or the First Lien Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Each such Lender shall, whenever a lapse in time or change in circumstances renders any such documentation expired, obsolete or inaccurate in any respect (including any specific documentation required below in this Section 2.17(f)), deliver promptly to the Borrower and the First Lien Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the applicable withholding agent) or promptly notify the Borrower and the First Lien Administrative Agent in writing of its legal ineligibility to do so. Unless the applicable withholding agent has received forms or other documents satisfactory to it indicating that payments under any First Lien Loan Document to or for a Lender are not subject to withholding Tax or are subject to Tax at a rate reduced by an applicable Tax treaty, the Borrower, the First Lien Administrative Agent or other applicable withholding agent shall withhold amounts required to be withheld by applicable law from such payments at the applicable statutory rate. -104- [EMEA_ACTIVE 302040156_13]

(2) Without limiting the generality of the foregoing: (i) Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the First Lien Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the First Lien Administrative Agent) two properly completed and duly signed copies of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding Tax. (ii) Each Foreign Lender shall deliver to the Borrower and the First Lien Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the First Lien Administrative Agent) whichever of the following is applicable: (A) two properly completed and duly signed copies of Internal Revenue Service Form W-8BEN-E (or any successor forms) claiming eligibility for benefits of an income Tax treaty to which the United States of America is a party, (B) two properly completed and duly signed copies of Internal Revenue Service Form W-8ECI (or any successor forms), (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (x) two properly completed and duly signed certificates, substantially in the form of Exhibit N (any such certificate a “United States Tax Compliance Certificate”), and (y) two properly completed and duly signed copies of Internal Revenue Service Form W-8BEN-E (or any successor forms), (D) to the extent a Foreign Lender is not the beneficial owner (for example, where the Lender is a partnership or a participating Lender), two properly completed and duly signed copies of Internal Revenue Service Form W-8IMY (or any successor forms) of the Foreign Lender, accompanied by a Form W-8ECI, W-8BEN-E, United States Tax Compliance Certificate, Form W-9, Form W-8IMY (or other successor forms) and/or any other required information from each beneficial owner that would be required under this Section 2.17 if such beneficial owner were a Lender, as applicable (provided that, if the Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of such direct or indirect partner(s)), or (E) two properly completed and duly signed copies of any other form prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Borrower and the First Lien Administrative Agent to determine the withholding or deduction required to be made. (iii) If a payment made to any Lender or other recipient under any First Lien Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such recipient shall deliver to the Borrower and the First Lien Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the First Lien Administrative Agent such documentation prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the First Lien Administrative Agent as may be necessary for the Borrower and the First Lien Administrative Agent to comply with their obligations under FATCA and to determine whether such recipient has or has not complied with such recipient’s obligations under FATCA and, if necessary, to determine the amount to deduct and withhold -105- [EMEA_ACTIVE 302040156_13]

from such payment. Solely for purposes of this clause (iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (3) Notwithstanding any other provision of this clause (f), a Lender shall not be required to deliver any form or certification that such Lender is not legally eligible to deliver (other than such documentation set forth in clauses (f)(i), (ii) and (iii)). (4) Each Lender hereby authorizes the First Lien Administrative Agent to deliver to the Loan Parties and to any successor First Lien Administrative Agent any documentation provided by such Lender to the First Lien Administrative Agent pursuant to this Section 2.17(f). (g) If the First Lien Administrative Agent or a Lender (or any other party, if applicable) receives a refund (whether received in cash or as applied as an offset against Taxes due) of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower (or any other Loan Party, if applicable) or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over an amount equal to such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the First Lien Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the First Lien Administrative Agent or such Lender, agrees promptly to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the First Lien Administrative Agent or such Lender in the event the First Lien Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. The First Lien Administrative Agent or such Lender, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant Governmental Authority (provided that the First Lien Administrative Agent or such Lender may delete any information therein that the First Lien Administrative Agent or such Lender deems confidential). Notwithstanding anything to the contrary, this Section 2.17(g) shall not be construed to require the First Lien Administrative Agent or any Lender to make available its Tax returns (or any other information relating to Taxes which it deems confidential) to any Loan Party or any other person. (h) The agreements in this Section 2.17 shall survive the resignation or replacement of the First Lien Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (i) For purposes of this Section 2.17, the term “Lender” shall include any Issuing Bank and the Swingline Lender and the term “applicable Requirements of Law” includes FATCA. SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it under any First Lien Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other First Lien Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time or, in the case of prepayment of any Borrowing in an Alternative Currency (other than Canadian Dollars), London, England time), on the date when due, in immediately available funds, without condition or deduction for any counterclaim, recoupment or setoff. Any amounts received after such time on any date may, in the discretion of the First Lien Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. Except as otherwise expressly provided herein and except with respect to principal of or interest on Loans denominated in an Alternative Currency, all such payments shall be made in Dollars to such account as may be specified by the First Lien Administrative Agent. Except as otherwise expressly provided herein and except with respect to principal of or interest on Loans denominated in Dollars, all payments by the Borrower hereunder with respect to principal of and interest on Loans denominated in Alternative Currency shall be -106- [EMEA_ACTIVE 302040156_13]

made in such Alternative Currency to such account as may be specified by the First Lien Administrative Agent. If, for any reason, the Borrower is prohibited by any Requirements of Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Amount of the Alternative Currency payment amount (it being agreed that, for purposes of this sentence, the Dollar Amount shall be the amount that any Lender notifies to the First Lien Administrative Agent as the amount, as determined by such Lender in good faith, such Lender requires to purchase the Alternative Currency payment amount). Payments to be made directly to any Issuing Bank or the Swingline Lender shall be made as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other First Lien Loan Documents shall be made to the Persons specified therein. The First Lien Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as otherwise provided herein, if any payment under any First Lien Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day. IfExcept as otherwise provided herein, if any payment on a Term Benchmark Loan or RFR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate for the period of such extension. (b) If at any time insufficient funds are received by and available to the First Lien Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant or (C) any disproportionate payment obtained by a Lender of any Class as a result of the extension by Lenders of the maturity date or expiration date of some but not all Loans or Revolving Commitments of that Class or any increase in the Applicable Rate in respect of Loans of Lenders that have consented to any such extension. The Borrower consents to the foregoing and agree, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower’s rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the First Lien Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the First Lien Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that the Borrower will not make such payment, the First Lien Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption and in its sole discretion, distribute to the Lenders or Issuing Banks, as the case may be, the -107- [EMEA_ACTIVE 302040156_13]

amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or Issuing Banks, as the case may be, severally agrees to repay to the First Lien Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the First Lien Administrative Agent, at the greater of the Federal Funds Effective Rate (if denominated in Dollars or any Alternative Currency (other than Canadian Dollars)) or the BA Rate (if denominated in Canadian Dollars) and a rate determined by the First Lien Administrative Agent in accordance with banking industry rules on interbank compensation. (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), Section 2.05(e) or Section 2.05(f), Section 2.06(a) or Section 2.06(b), Section 2.18(d) or Section 9.03(c), then the First Lien Administrative Agent may, in its discretion and in the order determined by the First Lien Administrative Agent (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the First Lien Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Section until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and to be applied to, any future funding obligations of such Lender under any such Section. SECTION 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or any event gives rise to the operation of Section 2.23, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or its participation in any Letter of Credit affected by such event, or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17 or mitigate the applicability of Section 2.23, as the case may be, and (ii) would not subject such Lender to any unreimbursed cost or expense reasonably deemed by such Lender to be material and would not be inconsistent with the internal policies of, or otherwise be disadvantageous in any material economic, legal or regulatory respect to, such Lender. (b) If (i) any Lender requests compensation under Section 2.15 or gives notice under Section 2.23, (ii) the Borrower is required to pay any additional amount to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender is or becomes a Disqualified Lender or (iv) any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the First Lien Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or Section 2.17) and obligations under this Agreement and the other First Lien Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Borrower shall have received the prior written consent of the First Lien Administrative Agent to the extent such consent would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable (and if a Revolving Commitment is being assigned and delegated, each Issuing Bank and each Swingline Lender), which consents, in each case, shall not unreasonably be withheld or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and unreimbursed participations in LC Disbursements and Swingline Loans, accrued but unpaid interest thereon, accrued but unpaid fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (C) the Borrower or such assignee shall have paid (unless waived) to the First Lien Administrative Agent the processing and recordation fee specified in Section 9.04(b)(ii) and (D) in the case of any such assignment resulting from a claim for compensation under Section 2.15, or payments required to be made pursuant to Section 2.17 or a notice given under Section 2.23, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise (including as a result of any action taken by such Lender under paragraph (a) above), the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an -108- [EMEA_ACTIVE 302040156_13]

Assignment and Assumption executed by the Borrower, the First Lien Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto. SECTION 2.20 Incremental Credit Extensions. (a) The Borrower may at any time or from time to time on one or more occasions after the Effective Date, by written notice delivered to the First Lien Administrative Agent, request (i) one or more additional Classes of term loans (each a “First Lien Incremental Term Facility”), (ii) one or more additional term loans of the same Class of any existing Class of term loans previously entered into pursuant to clause (i) ((each an “First Lien Incremental Term Increase”), (iii) one or more increases in the amount of the Revolving Commitments of any Class (each such increase, an “Incremental Revolving Commitment Increase”) and/or (iv) one or more additional Classes of Revolving Commitments (the “Additional/Replacement Revolving Commitments,” and, together with any First Lien Incremental Term Facility, First Lien Incremental Term Increase and the Incremental Revolving Commitment Increases, the “First Lien Incremental Facilities” and any Loans thereunder, the “Incremental Loans”); provided that, after giving effect to the effectiveness of any Incremental Facility Amendment referred to below and at the time that any such First Lien Incremental Facility is made or effected, no Event of Default (except, in the case of the incurrence or provision of any First Lien Incremental Facility in connection with a Limited Condition Transaction, no Event of Default at the time of such Limited Condition Transaction) shall have occurred and be continuing. Notwithstanding anything to the contrary herein, the aggregate principal amount of the First Lien Incremental Facilities that can be incurred at any time shall not exceed the Incremental Cap at such time. Each First Lien Incremental Facility shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof if such Incremental Facilities are denominated in Dollars (unless the Borrower and the First Lien Administrative Agent otherwise agree); provided that such amount may be less than $5,000,000 and to the extent such amount represents all the remaining availability under the aggregate principal amount of First Lien Incremental Facilities set forth above. (b) (i) The First Lien Incremental Term Facilities (a) shall (i) rank equal or junior in right of payment with the Term Loans, (ii) if secured, be secured only by the Collateral securing the Secured Obligations on a pari passu or junior basis and (iiiii) only be guaranteed by the Loan Parties, (b) other than with respect to the Maturity Carveout Amount, shall not mature earlier than the RevolvingLatest Maturity Date (except in the case of customary bridge loans), (c) other than with respect to the Maturity Carveout Amount, shall not have a shorter Weighted Average Life to Maturity than the remaining Second Incremental Amendment Term Loans (except in the case of customary bridge loans), (d) shall have a maturity date (subject to clause (b)), an amortization schedule (subject to clause (c)), interest rates (including through fixed interest rates), “most favored nation” provisions (if any), interest margins, rate floors, upfront fees, funding discounts, original issue discounts, financial covenants (if any), prepayment terms and premiums and other terms and conditions as determined by the Borrower and the Additional Term Lenders thereunder . Any ; provided that, for any First Lien Incremental Term Facility (except with respect to Incremental Term Loan amounts that do not exceed the greater of (A) $178,000,000 and (B) 100% of Consolidated EBITDA for the most recently ended Test Period as of such date, calculated on a Pro Forma Basis) incurred that (i) consists of Term Loans that rank equal in right of payment with the Second Incremental Amendment Term Loans and Delayed Draw Incremental Term Loans and is secured by the Collateral on a pari passu basis with the Secured Obligations, (ii) is incurred prior to the date that is twelve (12) months after the Second Incremental Amendment Effective Date, (iii) has a Term Maturity Date that is prior to the date that is twelve (12) months after the Maturity Date of the Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans and (iv) is denominated in U.S. Dollars, in the event that the Effective Yield for any such First Lien Incremental Term Facility is greater than the Effective Yield for the Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans by more than 0.50% per annum, then the Effective Yield for the Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans shall be increased to the extent necessary so that the Effective Yield for the Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans is equal to the Effective Yield for such First Lien Incremental Term Facility minus 0.50% per annum (provided that the “floor” applicable to the outstanding Second Incremental Amendment Term Loans and the Delayed Draw Incremental Term Loans shall be increased to an amount not to exceed the “floor” applicable to such First Lien Incremental Term Facility prior to any increase in the Applicable Rate applicable to such Second Incremental Amendment -109- [EMEA_ACTIVE 302040156_13]

Term Loans and Delayed Draw Incremental Term Loans then outstanding) (this proviso, the “First Lien MFN Protection”), and (e) may otherwise have terms and conditions different from those of the Term Loans (including currency denomination); provided that (x) to the extent the terms and documentation with respect to such First Lien Incremental Term Loans are not consistent with the existing Term Loans (except with respect to matters contemplated by clauses (b), (c) and (d) above), the covenants, events of default and guarantees of any such First Lien Incremental Term Loans shall not be materially more restrictive to the Borrower, when taken as a whole, than the terms of the Second Incremental Amendment Term Loans unless (1) Lenders under the Second Incremental Amendment Term Loans also receive the benefit of such more restrictive terms (it being understood that, to the extent that any covenant, event of default or guarantee is added or modified for the benefit of any Incremental Term Facility, no consent shall be required from the First Lien Administrative Agent or any of the Term Lenders to the extent that such covenant, event of default or guarantee is also added or modified for the benefit of the existing Term Loans) or (2) any such provisions apply after the Term Maturity Date and (y) in no event shall it be a condition to the effectiveness of, or borrowing under, any such First Lien Incremental Term Loans that any representation or warranty of any Loan Party set forth herein be true and correct, except and solely to the extent required by the Additional Term Lenders providing such First Lien Incremental Term Loans. Any First Lien Incremental Term Increase shall be on the same terms and pursuant to the same documentation applicable to the Term Loans (except with respect to matters contemplated by clauses (b), (c) and (d) above). Any Incremental Term Facility shall be on terms and pursuant to documentation as determined by the Borrower and the Additional Term Lenders providing such Incremental Term Facility, subject to the restrictions and exceptions set forth above; provided that to the extent such terms and documentation are not consistent with the Revolving Loans (except to the extent otherwise permitted above and, for the avoidance of doubt, for any mandatory prepayments and limitations on further First Lien Incremental Term Facilities benefitting a proposed First Lien Incremental Term Facility), the covenants, events of default and guarantees of any First Lien Incremental Term Facility shall not be, taken as a whole, materially more restrictive to the Borrower under the Revolving Loan unless (1) the Lenders also receive the benefit of any such more restrictive terms (it being understood to the extent that any covenant is added for the benefit of any First Lien Incremental Term Facility, no consent shall be required from the First Lien Administrative Agent or any Lender to the extent that such covenant is also added for the benefit of the existing Revolving Loan), (2) any such provisions apply only after the latest maturity date of the Revolving Loan or (3) such terms shall be reasonably satisfactory to the First Lien Administrative Agent and the Borrower (including, in connection with any Incremental Facility Amendment establishing any Term Loans, permitting the assignment of such Term Loans to the Borrower and its affiliates and to amend the voting provisions in this Agreement to include “net short” lender provisions applicable to the Term Loans in a form reasonably acceptable to the First Lien Administrative Agent). Any First Lien Incremental Term Increase shall be on the same terms and pursuant to the same documentation applicable to the Term Loans (except with respect to matters contemplated by clause (c) above).. (A) The First Lien Incremental Term Increases shall be treated the same as the Class of Term Loans being increased (including with respect to maturity date thereof), shall be considered to be part of the Class of Term Loans being increased and shall be on the same terms applicable to the applicable Class of Term Loans (excluding upfront fees and customary arranger fees); provided that (i) the pricing, interest rate margins, “most favored nation” (if any) provisions and rate floors on the Class of Term Loans being increased may be increased and additional upfront or similar fees may be payable to the lenders providing the First Lien Incremental Term Increase (without any requirement to pay such fees to any existing Term Lenders). and (ii) such First Lien Incremental Term Increase shall be subject to the “most favored nation” pricing adjustment (if applicable) set forth in the proviso to Section 2.20(b)(i) as if such First Lien Incremental Term Increase was a First Lien Incremental Term Facility incurred hereunder (other than the Second Incremental Amendment Term Facility and the Delayed Draw Incremental Term Facility). (B) The Incremental Revolving Commitment Increases shall be treated the same as the Class of Revolving Commitments being increased (including with respect to maturity date thereof), shall be considered to be part of the Class of Revolving Loans being increased and shall be on the same terms applicable to the Revolving Loans (excluding upfront fees and customary arranger fees); provided that if the pricing, interest rate margins, “most favored nation” (if any) provisions, rate floors and undrawn commitment fees on the Class of Revolving Commitments being increased may be increased and additional upfront or similar fees may be payable to the lenders -110- [EMEA_ACTIVE 302040156_13]

providing the Incremental Revolving Commitment Increase (without any requirement to pay such fees to any existing Revolving Lenders)). (C) The Additional/Replacement Revolving Commitments (a) shall (i) rank equal or junior in right of payment with the Revolving Loans, (ii) if secured, be secured only by the Collateral securing the Secured Obligations on a pari passu or junior basis and (iii) only be guaranteed by the Loan Parties, (b) shall not mature earlier than the Revolving Maturity Date (except in the case of customary bridge loans) and shall require no scheduled amortization or mandatory commitment reduction prior to the Revolving Maturity Date, (c) shall have interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, undrawn commitment fees, funding discounts, original issue discounts, prepayment terms and premiums, financial covenants (if any) commitment reduction and termination terms and other terms and conditions as determined by the Borrower and the lenders of such commitments, (d) shall contain borrowing, repayment and termination of Commitment procedures as determined by the Borrower and the lenders of such commitments, (e) may include provisions relating to letters of credit, as applicable, issued thereunder, which issuances shall be on terms substantially similar (except for the overall size of such subfacilities, the fees payable in connection therewith and the identity of the letter of credit issuer, as applicable, which shall be determined by the Borrower, the lenders of such commitments and the applicable letter of credit issuers and borrowing, repayment and termination of commitment procedures with respect thereto, in each case which shall be specified in the applicable Incremental Facility Amendment) to the terms relating to the Letters of Credit with respect to the applicable Class of Revolving Commitments or otherwise reasonably acceptable to the First Lien Administrative Agent, and (f) may otherwise have terms and conditions different from those of the Revolving Commitments and the Revolving Loans made under this Agreement (including currency denomination); provided that to the extent the terms and documentation with respect to such Additional/Replacement Revolving Commitments are not consistent with the existing Revolving Commitments (except with respect to matters contemplated by clauses (b), (c), (d) and (e) above), the covenants, events of default and guarantees of any such Additional/Replacement Revolving Commitments shall not be materially more restrictive to the Borrower, when taken as a whole, than the terms of the Revolving Commitments unless (1) Lenders under Revolving Commitments also receive the benefit of such more restrictive terms (it being understood that, to the extent that any financial maintenance covenant is added for the benefit of any Additional/Replacement Revolving Commitment, no consent shall be required from the First Lien Administrative Agent or any of the Revolving Lenders to the extent that such financial maintenance covenant is also added for the benefit of the existing Revolving Commitments), (2) any such provisions apply after the Revolving Maturity Date or (3) such terms shall be reasonably satisfactory to the First Lien Administrative Agent and the Borrower. Any Additional/Replacement Revolving Commitments shall be on terms and pursuant to documentation as determined by the Borrower and the Additional/Replacement Revolving Lenders providing such Additional/Replacement Revolving Commitments, subject to the restrictions set forth above. (c) First Lien Incremental Facilities shall become Commitments and Loans, as applicable, under this Agreement pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other First Lien Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment or Loan, if any, each Additional Lender, if any, and the First Lien Administrative Agent. Any Incremental Facility Amendment may provide for the issuance of Letters of Credit for the account of the Borrower, pursuant to any Incremental Revolving Commitment Increase or Additional/Replacement Revolving Commitments established thereby, in each case on terms substantially equivalent to the terms applicable to Letters of Credit under the Revolving Commitments; provided that no Issuing Bank shall be required to act as “issuing bank” and no Swingline Lender shall be required to act as “swingline lender” under any such Incremental Facility Amendment without its written consent. A First Lien Incremental Facility may be provided, subject to the prior written consent of the Borrower (not to be unreasonably withheld), by any existing Lender (it being understood that no existing Lender shall be required to participate in any First Lien Incremental Facility or, unless it agrees, be obligated to provide any First Lien Incremental Facilities) or by any Additional Lender. Any loan under a First Lien Incremental Facility shall be a “Loan” for all purposes of this Agreement and the other First Lien Loan Documents. The Incremental Facility Amendment may, subject to Section 2.20(b), without the consent of any other Lenders, effect such amendments to this Agreement and the other First Lien Loan Documents as may be necessary, in the reasonable opinion of the First Lien Administrative Agent and the Borrower, to effect the provisions of this Section 2.20 (including, in connection with an Incremental Revolving Commitment Increase or Additional/Replacement Revolving Commitments, to reallocate Revolving Exposure on a pro rata basis among the relevant Revolving -111- [EMEA_ACTIVE 302040156_13]

Lenders and, in connection with an Incremental Facility Amendment establishing any Term Loans, to permit the assignment of such Term Loans to the Borrower and its affiliates and to amend the voting provisions in the Agreement to include “net short” lender provisions). In addition, if so provided in the relevant Incremental Facility Amendment and with the consent of each Issuing Bank, participations in Letters of Credit expiring on or after the Revolving Maturity Date shall be reallocated from Lenders holding Revolving Commitments to Lenders holding extended revolving commitments in accordance with the terms of such Incremental Facility Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Revolving Commitments, be deemed to be participation interests in respect of such Revolving Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly. The effectiveness of any Incremental Facility Amendment and the occurrence of any credit event (including the making (but not the conversion or continuation) of a Loan and the issuance, increase in the amount, or extension of a Letter of Credit thereunder) pursuant to such Incremental Facility Amendment shall be subject to the satisfaction of such conditions as the parties thereto shall agree and as required by this Section 2.20. The Borrower will use the proceeds of the First Lien Incremental Term Loans, Incremental Revolving Commitment Increases and Additional/Replacement Revolving Commitments for any purpose not prohibitedpermitted by this Agreement. (d) Notwithstanding anything to the contrary, this Section 2.20 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary. SECTION 2.21 Refinancing Amendments. At any time after the Effective Date, the Borrower may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in respect of (i) all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this clause (i) will be deemed to include any then outstanding Other First Lien Term Loans), (ii) all or any portion of the Revolving Loans (or unused Revolving Commitments) under this Agreement (which for purposes of this clause (ii) will be deemed to include any then outstanding other Revolving Loans and Other Revolving Commitments) and (iii) all or any portion of Incremental Equivalent Debt, in the form of (x) Other First Lien Term Loans or Other First Lien Term Commitments or (y) Other Revolving Loans or Other Revolving Commitments, as the case may be, in each case pursuant to a Refinancing Amendment; provided that such Credit Agreement Refinancing Indebtedness (i) will only be available in the event that an additional Class of Loans is added to this Agreement, (ii) will be unsecured or will be secured by the Collateral on a pari passu or junior basis with the Secured Obligations (and if secured, subject to the terms of the First/Second Lien Intercreditor Agreement and/or a Customary Intercreditor Agreement, as applicable), (iii) will have such pricing and optional prepayment terms as may be agreed by the Borrower and the Lenders thereof, and (iv) the Net Proceeds of such Credit Agreement Refinancing Indebtedness shall be applied, substantially concurrently with the incurrence thereof, to the prepayment of outstanding Term Loans or reduction of Revolving Commitments being so refinanced or the prepayment, satisfaction and discharge or redemption of outstanding Incremental Equivalent Debt, as the case may be. The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of the conditions as agreed between the lenders providing such Credit Agreement Refinancing Indebtedness and the Borrower and, to the extent reasonably requested by the First Lien Administrative Agent, receipt by the First Lien Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Effective Date under Section 4.01 (other than changes to such legal opinions resulting from a Change in Law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the First Lien Administrative Agent). Each Class of Credit Agreement Refinancing Indebtedness incurred under this Section 2.21 shall be in an aggregate principal amount that is (x) not less than $10,000,000 in the case of Other Term Loans or $10,000,000 in the case of Other Revolving Loans and (y) an integral multiple of $1,000,000 in excess thereof (in each case unless the Borrower and the First Lien Administrative Agent otherwise agree). Any Refinancing Amendment may provide for the issuance of Letters of Credit for the account of the Borrower, or the provision to the Borrower of Swingline Loans, pursuant to any Other Revolving Commitments established thereby, in each case on terms substantially equivalent to the terms applicable to Letters of Credit and Swingline Loans under the Revolving Commitments; provided that no Issuing Bank or Swingline Lender shall be required to act as “issuing bank” or “swingline lender” under any such Refinancing Amendment without its written consent. The First Lien Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the -112- [EMEA_ACTIVE 302040156_13]

Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other First Lien Term Loans, Other Revolving Loans, Other Revolving Commitments and/or Other First Lien Term Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other First Lien Loan Documents as may be necessary or appropriate, in the reasonable opinion of the First Lien Administrative Agent and the Borrower, to effect the provisions of this Section 2.21 (including, in connection with an Incremental Revolving Commitment Increase or Additional/Replacement Revolving Commitments, to reallocate Revolving Exposure on a pro rata basis among the relevant Revolving Lenders). In addition, if so provided in the relevant Refinancing Amendment and with the consent of each Issuing Bank, participations in Letters of Credit expiring on or after the Revolving Maturity Date shall be reallocated from Lenders holding Revolving Commitments to Lenders holding extended revolving commitments in accordance with the terms of such Refinancing Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Revolving Commitments, be deemed to be participation interests in respect of such Revolving Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly. (a) This Section 2.21 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary. SECTION 2.22 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.02. (ii) Reallocation of Payments. Subject to the last sentence of Section 2.11(f), any payment of principal, interest, fees or other amounts received by the First Lien Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise, and including any amounts made available to the First Lien Administrative Agent by that Defaulting Lender pursuant to Section 9.08), shall be applied at such time or times as may be determined by the First Lien Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the First Lien Administrative Agent hereunder; second, in the case of a Revolving Lender, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to each Issuing Bank and the Swingline Lender hereunder; third, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the First Lien Administrative Agent; fourth, in the case of a Revolving Lender, if so determined by the First Lien Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fifth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, such Issuing Bank or the Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Loan Party as a result of any judgment of a court of competent jurisdiction obtained by any Loan Party against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loans or LC Disbursements and such Lender is a Defaulting Lender under clause (a) of the definition thereof, such payment shall be applied solely to pay the relevant Loans of, and LC Disbursements owed to, the relevant non-Defaulting Lenders on a pro rata basis prior to being applied pursuant to Section 2.05(j) or this Section 2.22(a)(ii). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to Section 2.05(j) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. -113- [EMEA_ACTIVE 302040156_13]

(iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive or accrue any commitment fee pursuant to Section 2.12(a) or (c) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit fees as provided in Section 2.12(b). (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Swingline Loans and Letters of Credit pursuant to Sections 2.04 and 2.05 and the payments of participation fees pursuant to Section 2.12(b), the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Revolving Commitment of that Defaulting Lender; provided that the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (1) the Revolving Commitment of that non-Defaulting Lender minus (2) the aggregate principal amount of the Revolving Loans of that non-Defaulting Lender. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lenders’ Defaulting Lender Fronting Exposure and (y) second, cash collateralize the Issuing Banks’ Applicable Fronting Exposure in accordance with the procedures set forth in Section 2.05(j). (b) Defaulting Lender Cure. If the Borrower, the First Lien Administrative Agent, Swingline Lender and each Issuing Bank agree in writing in their reasonable discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the First Lien Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), such Lender will, to the extent applicable, purchase that portion of outstanding Loans of such Class of the other applicable Lenders or take such other actions as the First Lien Administrative Agent may determine to be necessary to cause the applicable Loans and funded and unfunded participations in Letters of Credit and Swingline Loans of such Class to be held on a pro rata basis by the applicable Lenders of such Class in accordance with their Applicable Percentages (without giving effect to Section 2.22(a)(iv) or the proviso to the definition thereof), whereupon that Lender will cease to be a Defaulting Lender with respect to such Class; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. SECTION 2.23 Illegality. If any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender to make, maintain or fund Loans whose interest is determined by reference to Adjusted Term SOFR, the Adjusted BA Rate, Daily Simple RFR or Adjusted EURIBOR (whether denominated in Dollars or an Alternative Currency), or to determine or charge interest rates based upon Adjusted Term SOFR, the Adjusted BA Rate, Daily Simple RFR or Adjusted EURIBOR, then, on notice thereof by such Lender to Borrower through the First Lien Administrative Agent (an “Illegality Notice”), (i) any obligation of such Lender to make or continue Term Benchmark Loans or RFR Loans in the affected currency or currencies or to convert ABR Loans to Term Benchmark Loans or RFR Loans in the affected currency or currencies shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to Adjusted Term SOFR component of the Alternate Base Rate or the Adjusted BA Rate component of the Canadian Base Rate, the interest rate on such ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the First Lien Administrative Agent without reference to Adjusted Term SOFR component of the Alternate Base Rate or the Adjusted BA Rate component of the Canadian Base Rate, as applicable, in each case until such Lender notifies the First Lien Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) -114- [EMEA_ACTIVE 302040156_13]

the Borrower shall, upon three Business Days’ notice from such Lender (with a copy to the First Lien Administrative Agent), prepay or (I) if applicable and such Loans are denominated in Dollars or Canadian Dollars, convert all Term Benchmark Loans denominated in Dollars or Canadian Dollars of such Lender to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the First Lien Administrative Agent without reference to Adjusted Term SOFR component of the Alternate Base Rate or the Adjusted BA Rate component of the Canadian Base Rate, as applicable), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term Benchmark Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term Benchmark Loans, or (II) if applicable and such Loans are denominated in an Alternative Currency (other than Canadian Dollars), to the extent the Borrower and the applicable Lenders agree, convert such Loans to Loans bearing interest at an alternative rate mutually acceptable to the Borrower and all of the applicable Lenders, in each case, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term Benchmark Loans or RFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term Benchmark Loans or RFR Loans; provided, however, that if the Borrower and the applicable Lender cannot agree within a reasonable time on an alternative rate for such Loans denominated in an Alternative Currency (other than Canadian Dollars), the Borrower may, at its discretion, either (i) prepay such Loans or (ii) maintain such Loans outstanding, in which case, the interest rate payable to the applicable Lender on such Loans will be the rate determined by such Lender as its cost of funds to fund a Borrowing of such Loans with maturities comparable to the Interest Period applicable thereto plus the Applicable Rate unless the maintenance of such Loans outstanding on such basis would not stop the conditions described in the first sentence of this Section 2.23 from existing (in which case the Borrower shall be required to prepay such Loans), and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Adjusted Term SOFR or the Adjusted BA Rate, the First Lien Administrative Agent shall during the period of such suspension compute the Alternate Base Rate or the Canadian Base Rate, as applicable, applicable to such Lender without reference to Adjusted Term SOFR component or the Adjusted BA Rate component, as applicable, thereof until the First Lien Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Adjusted Term SOFR or the Adjusted BA Rate, as applicable. Each Lender agrees to notify the First Lien Administrative Agent and the Borrower in writing promptly upon becoming aware that it is no longer illegal for such Lender to determine or charge interest rates based upon Adjusted Term SOFR, the Adjusted BA Rate, Daily Simple RFR or Adjusted EURIBOR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. SECTION 2.24 Loan Modification Offers. (a) At any time after the Effective Date, the Borrower may on one or more occasions, by written notice to the First Lien Administrative Agent, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Classes (each Class subject to such a Loan Modification Offer, an “Affected Class”) to effect one or more Permitted Amendments relating to such Affected Class pursuant to procedures reasonably specified by the First Lien Administrative Agent and reasonably acceptable to the Borrower (including mechanics to permit cashless rollovers and exchanges by Lenders). Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective. Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of such Affected Class as to which such Lender’s acceptance has been made. (b) A Permitted Amendment shall be effected pursuant to a Loan Modification Agreement executed and delivered by Holdings, the Borrower, each applicable Accepting Lender and the First Lien Administrative Agent; provided that no Permitted Amendment shall become effective unless Holdings and the Borrower shall have delivered to the First Lien Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall be reasonably requested by the First Lien Administrative Agent in connection therewith. The First Lien Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each Loan Modification Agreement may, without the consent of any Lender other than the applicable Accepting Lenders, effect such amendments to this Agreement and the other First Lien Loan Documents as may be necessary or appropriate, in the opinion of the First -115- [EMEA_ACTIVE 302040156_13]

Lien Administrative Agent, to give effect to the provisions of this Section 2.24, including any amendments necessary to treat the applicable Loans and/or Commitments of the Accepting Lenders as a new “Class” of loans and/or commitments hereunder. (c) If, in connection with any proposed Loan Modification Offer, any Lender declines to consent to such Loan Modification Offer on the terms and by the deadline set forth in such Loan Modification Offer (each such Lender, a “Non-Accepting Lender”) then the Borrower may, on notice to the First Lien Administrative Agent and the Non-Accepting Lender, (i) replace such Non-Accepting Lender in whole or in part by causing such Lender to (and such Lender shall be obligated to) assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04) all or any part of its interests, rights and obligations under this Agreement in respect of the Loans and Commitments of the Affected Class to one or more Eligible Assignees (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that neither the First Lien Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender; provided, further, that (a) the applicable assignee shall have agreed to provide Loans and/or Commitments on the terms set forth in the applicable Permitted Amendment, (b) such Non-Accepting Lender shall have received payment of an amount equal to the outstanding principal of the Loans of the Affected Class assigned by it pursuant to this Section 2.24(c), accrued interest thereon, accrued fees and all other amounts (including any amounts under Section 2.11(a)(i)) payable to it hereunder from the Eligible Assignee (to the extent of such outstanding principal and accrued interest and fees) and (c) unless waived, the Borrower or such Eligible Assignee shall have paid to the First Lien Administrative Agent the processing and recordation fee specified in Section 9.04(b). (d) Notwithstanding anything to the contrary, this Section 2.24 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary. ARTICLE III REPRESENTATIONS AND WARRANTIES Each of Holdings and the Borrower represents and warrants to the Lenders that: SECTION 3.01 Organization; Powers. Each of Holdings, the Borrower and itsthe Restricted Subsidiaries is (a) duly organized or incorporated, validly existing and in good standing (to the extent such concept exists in the relevant jurisdictions) under the laws of the jurisdiction of its organization, (b) has the corporate or other organizational power and authority to carry on its business as now conducted and to execute, deliver and perform its obligations under each First Lien Loan Document to which it is a party and (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except in the cases of clause (a) (other than with respect to the Borrower), clause (b) and clause (c), where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.02 Authorization; Enforceability. This Agreement has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes, and each other First Lien Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdings, the Borrower or such Loan Party, as the case may be, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03 Governmental Approvals; No Conflicts. Except as set forth on Schedule 3.03, the First Lien Financing Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created -116- [EMEA_ACTIVE 302040156_13]

under the First Lien Loan Documents, (b) will not violate (i) the Organizational Documents of, or (ii) any Requirements of Law applicable to, Holdings, the Borrower or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture or other agreement or instrument binding upon Holdings, the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by Holdings, the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder and (d) will not result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any Restricted Subsidiary(other than Liens created under the First Lien Loan Documents) except (in the case of each of clauses (a), (b)(ii) and (c)) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, default or right, as the case may be, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. SECTION 3.04 Financial Condition; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of Holdings, the Borrower and itsthe Subsidiaries as of the respective dates thereof and their results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. (b) Since the date of the Audited Financial Statements, there has been no Material Adverse Effect. SECTION 3.05 Properties. Each of Holdings, the Borrower and the Restricted Subsidiaries has good fee simple, or the equivalent in foreign jurisdictions, title to, or valid leasehold (or license or similar) interests in or other limited property interests in, all its real and personal property material to its business, if any (including all of the Mortgaged Properties), (i) free and clear of all Liens except for Liens permitted by Section 6.02 and (ii) except for minor defects in title or interest that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, in each case, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.06 Litigation and Environmental Matters. (a) Except as set forth on Schedule 3.06, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings or the Borrower, threatened in writing against or affecting Holdings, the Borrower or any Restricted Subsidiary that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (b) Except as set forth on Schedule 3.06, and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, none of Holdings, the Borrower or any Restricted Subsidiary (i) is not in compliance with any Environmental Law or permit, license or approval required under any Environmental Law, (ii) has, to the knowledge of Holdings or the Borrower, become subject to any Environmental Liability or (iii) has received written notice of any claim with respect to any Environmental Liability. SECTION 3.07 Compliance with Laws and Agreements. Each of Holdings, the Borrower and itsthe Restricted Subsidiaries is in compliance with (a) its Organizational Documents, (b) all Requirements of Law applicable to it or its property and (c) all indentures and other agreements and instruments binding upon it or its property, except, in the case of clauses (b) and (c) of this -117- [EMEA_ACTIVE 302040156_13]

Section 3.07, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. SECTION 3.08 Investment Company Status. None of the Loan Parties is required to register as an “investment company” under the Investment Company Act of 1940, as amended from time to time. SECTION 3.09 Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, Holdings, the Borrower and each Restricted Subsidiary (a) have timely filed or caused to be filed all Tax returns and reports required to have been filed and (b) have paid or caused to be paid all Taxes levied or imposed on their properties, income or assets (whether or not shown on a Tax return) including in their capacity as tax withholding agents, except any Taxes that are being contested in good faith by appropriate proceedings, provided that Holdings, the Borrower or Restricted Subsidiary, as the case may be, has set aside on its books adequate reserves therefor in accordance with GAAP. There is no proposed Tax assessment, deficiency or other claim against Holdings, the Borrower or any Restricted Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. SECTION 3.10 ERISA. (a) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan sponsored by a Loan Party is in compliance with the applicable provisions of ERISA, the Code and other federal or state laws. (b) Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) no ERISA Event has occurred during the six year period prior to the date on which this representation is made or deemed made or is reasonably expected to occur and (ii) neither any Loan Party nor, to the knowledge of Holdings and the Borrower, any ERISA Affiliate has engaged in a transaction that would reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA. (c) Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) each employee benefit plan (as defined in Section 3(2) of ERISA) sponsored by a Loan Party that is intended to meet the requirements of a “qualified plan” under Section 401(a) of the Code has either received a favorable determination letter from the Internal Revenue Service to the effect that the form of such plan is qualified under Section 401(a) of the Code or is in the form of a prototype or volume submitter plan that has received a favorable opinion letter, in each case from the Internal Revenue Service as to such plan’s qualified status and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service; (ii) to the knowledge of Holdings and the Borrower, no fact or event has occurred that could adversely affect the qualified status of any such employee benefit plan or the exempt status of any such trust; and (iii) there are no pending or, to the knowledge of Holdings and the Borrower, threatened (in writing) claims, actions or lawsuits, or action by any Governmental Authority, with respect to any such plan. SECTION 3.11 Disclosure. As of the Effective Date, all written factual information and written factual data (other than projections the Borrowerof Holdings and its Subsidiaries and information of a general economic or industry specific nature) furnished by or on behalf of any of Holdings, the Borrower and its Restricted Subsidiaries to the First Lien Administrative Agent, any Joint Lead Arranger or any Lender in connection with the Transactions, when taken as a whole after giving effect to all supplements and updates provided thereto, is correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not materially misleading in the light of the circumstances under which they were made; provided that, with respect to the projections, Holdings and the Borrower represent only that such projections, when taken as a whole, -118- [EMEA_ACTIVE 302040156_13]

were prepared in good faith based upon assumptions believed by them to be reasonable at the time delivered, it being understood that (i) such projections are merely a prediction as to future events and are not to be viewed as facts, (ii) such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the BorrowerHoldings or any of its Subsidiaries and (iii) no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ significantly from the projected results and such differences may be material. SECTION 3.12 Subsidiaries. As of the Effective Date, Schedule 3.12 sets forth the name of, and the ownership interest of Holdings and each of its Subsidiaries in, each Subsidiary of Holdings. SECTION 3.13 Intellectual Property; Licenses, Etc. Except as would not reasonably be expected to have a Material Adverse Effect, each of Holdings, the Borrower and itsthe Restricted Subsidiaries owns, licenses or possesses the right to use all Intellectual Property that is reasonably necessary for the operation of its business substantially as currently conducted. To the knowledge of Holdings and the Borrower, no Intellectual Property used by Holdings, the Borrower or any Restricted Subsidiary in the operation of its business as currently conducted infringes upon the Intellectual Property of any Person except for such infringements that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No claim or litigation regarding any of the Intellectual Property is pending or, to the knowledge of Holdings and the Borrower, threatened in writing against Holdings, the Borrower or any Restricted Subsidiary, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. SECTION 3.14 Solvency. Immediately after the consummation of each of the Transactions to occur on the Effective Date, after taking into account all applicable rights of indemnity and contribution, (a) the sum of the debt (including contingent liabilities) of the BorrowerHoldings and its subsidiaries, on a consolidated basis, does not exceed the present fair saleable value of the present assets of the BorrowerHoldings and its Subsidiaries, on a consolidated basis, (b) the capital of the BorrowerHoldings and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as contemplated on the Effective Date, (c) the BorrowerHoldings and its Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts including current obligations, beyond their ability to pay such debts as they become due (whether at maturity or otherwise), and (d) the BorrowerHoldings and its Subsidiaries, on a consolidated basis, are “solvent” within the meaning given to that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this Section 3.14, the amount of any contingent liability at any time shall be computed as the amount that, in the light of all of the facts and circumstances existing at such time, represents the amount that would reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual pursuant to Financial Accounting Standards Board Statement No. 5). SECTION 3.15 Federal Reserve Regulations. None of Holdings, the Borrower or any Restricted Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Loans will be used, directly or indirectly, to purchase or carry any margin stock or to refinance any Indebtedness originally incurred for such purpose, or for any other purpose that entails a violation (including on the part of any Lender) of the provisions of Regulations U or X of the Board of Governors. SECTION 3.16 Use of Proceeds. (a) The Borrower will use the proceeds of the Revolving Loans and Swingline Loans made, and Letters of Credit issued, on or after the Effective Date for general corporate purposes and working capital -119- [EMEA_ACTIVE 302040156_13]

purposes, including capital expenditures, to fund Permitted Acquisitions, Permitted Investments, Restricted Payments and other transactions not prohibitedpermitted by this Agreement. (b) The Borrower will use the proceeds of the Bridge Loans (i) toSecond Incremental Amendment Term Loans made on the Second Incremental Amendment Effective Date, directly or indirectly, to (i) repay in full the Bridge Loans, and (ii) pay fees and expenses incurred in connection with the granting of the Incremental Term Facility incurred on the Second Incremental Amendment Effective Date, the entering into of the First Lien Loan Documents on the Second Incremental Amendment Effective Date and the other transactions contemplated by the Second Incremental Amendment No. 1 and (ii) to pay and/or secure the payment of court ordered damages or settlements in connection with the SNIA Litigation (including interest, expenses and charges in connection therewith)., with the remainder to be used for general corporate purposes. (c) The Borrower will use the proceeds of the Delayed Draw Incremental Term Loans made on the applicable Delayed Draw Incremental Funding Date for general corporate purposes. SECTION 3.17 Patriot Act; Anti-Corruption; Anti-Money Laundering; Sanctions. (a) Holdings and the Borrower have implemented and maintain in effect, or are subject to, policies and procedures designed to promote and achieve compliance by Holdings, the Borrower and their respective Subsidiaries, and the respective directors, officers, employees and agents of any of the foregoing, with applicable Anti-Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions. (b) None of Holdings, the Borrower or any of the Subsidiaries or any of their respective directors, officers or, to the Borrower’s knowledge, employees or Affiliates or any of the agents acting on behalf of the Holdings, the Borrower or any of the Subsidiaries in connection with the First Lien Financing Transactions: (i) is a Sanctioned Person; or (ii) conducts any business or engages in any dealings with, involving or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, in violation of applicable Sanctions. Neither Holdings nor the Borrower will, directly or, to its knowledge, indirectly, use any part of any proceeds of the Loans or lend, contribute, or otherwise make available such proceeds (A) to fund or facilitate any activities or business of, with, involving or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction or (B) in any other manner that would constitute or give rise to a violation of Sanctions by any Person, including any Lender. (c) None of Holdings, the Borrower or any of the Subsidiaries or any of their respective directors, officers or, to the Borrower’s knowledge, employees or any of the agents acting on behalf of Holdings, the Borrower or any of the Subsidiaries in connection with the First Lien Financing Transactions has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage or in any manner that would constitute or give rise to a violation of applicable Anti-Corruption Laws. (d) None of Holdings, the Borrower or any of the Subsidiaries or any of their respective directors, officers or, to the Borrower’s knowledge, employees, agents or Affiliates is or has been, in the past five (5) years, subject to any action, proceeding, litigation, claim or investigation with regard to any actual or alleged violation of Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws. -120- [EMEA_ACTIVE 302040156_13]

ARTICLE IV CONDITIONS SECTION 4.01 Effective Date. The obligation of each Lender to make Loans and the obligations of each Issuing Bank to issue Letters of Credit hereunder on the Effective Date shall be subject to satisfaction of the following conditions (or waiver thereof in accordance with Section 9.02): (a) The First Lien Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) otherwise written evidence satisfactory to the First Lien Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement. (b) The First Lien Administrative Agent shall have received a written opinion (addressed to the First Lien Administrative Agent, the Lenders and the Issuing Banks and dated the Effective Date) of (i) Cleary Gottlieb Steen & Hamilton LLP, New York counsel for the Loan Parties, (ii) Cleary Gottlieb Steen & Hamilton LLP, UK counsel for the Loan Parties and (iii) Young Conaway Stargatt & Taylor LLP, Delaware counsel for the Loan Parties, in each case in form and substance reasonably satisfactory to the First Lien Administrative Agent. Each of Holdings and the Borrower hereby requests such counsel to deliver such opinions. (c) The First Lien Administrative Agent shall have received a certificate of each Loan Party, dated the Effective Date, in form and substance reasonably satisfactory to the First Lien Administrative Agent, executed by any Responsible Officer of such Loan Party, and including or attaching the documents referred to in paragraph (d) of this Section 4.01. (d) The First Lien Administrative Agent shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the First Lien Loan Documents to which it is a party, (iii) copies of resolutions of the Board of Directors of each Loan Party approving and authorizing the execution, delivery and performance of First Lien Loan Documents to which it is a party, certified as of the Effective Date by a secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation. (e) The First Lien Administrative Agent shall have received (or substantially simultaneously with the initial funding of Loans on the Effective Date, shall receive) all fees and other amounts previously agreed in writing by the Joint Lead Arrangers and the Borrower to be due and payable on or prior to the Effective Date, including, to the extent invoiced at least three (3) Business Days prior to the Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any First Lien Loan Document. (f) The Collateral and Guarantee Requirement (in each case other than in accordance with Section 5.14) shall have been satisfied and the First Lien Administrative Agent shall have received a completed Perfection Certificate dated the Effective Date and signed by a Responsible Officer of Holdings and the Borrower, together with all attachments contemplated thereby. (g) The Refinancing shall have been consummated, or substantially concurrently with the initial funding of Loans on the Effective Date, shall be consummated. (h) The Borrower shall have received at least $200,000,000 of proceeds from the issuance of -121- [EMEA_ACTIVE 302040156_13]

its Equity Interests. (i) [Reserved]. (j) The First Lien Administrative Agent and the Joint Lead Arrangers shall have received, at least three (3) Business Days prior to the Effective Date, (A) all documentation and other information about the Loan Parties as shall have been reasonably requested in writing at least ten (10) Business Days prior to the Effective Date by the First Lien Administrative Agent or the Joint Lead Arrangers that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, and (B) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, and to the extent requested in writing at least ten (10) Business Days prior to the Effective Date, a beneficial ownership certificate in the form of Exhibit X. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived pursuant to Section 9.02) at or prior to 11:59 p.m., New York City time, on the Effective Date (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time). For purposes of determining whether the conditions set forth in this Section 4.01 have been satisfied, by releasing its signature page hereto or to an Assignment and Assumption, the First Lien Administrative Agent and each Lender party hereto shall be deemed to have consented to, approved, accepted or be satisfied with each document or other matter required hereunder to be consented to or approved by, or acceptable or satisfactory to, the First Lien Administrative Agent or such Lender, as the case may be. SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including, for the avoidance of doubt, other than as set out below, the borrowing of Bridge Loans), and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit (other than any initial Borrowing under any First Lien Incremental Facility and any Delayed Draw Incremental Term Borrowing), is subject to receipt of the request therefor in accordance herewith to the satisfaction of the following conditions (other than in the case of any Borrowing the proceeds of which are used to finance a Limited Condition Transaction as to which an LCT Election has been made, which shall be subject to such conditions as of the LCT Test Date as provided in Section 1.06): (a) (a)In the case of any Borrowing of BridgeTerm Loans, Revolving Loans or a Swingline Loan, (1)the First Lien Administrative Agent shall have received a Borrowing Request as required by Section 2.03; (b) (2)The representations and warranties of each Loan Party set forth in the First Lien Loan Documents (or in the case of any Borrowing the proceeds of which are used to finance a Limited Condition Transaction, customary specified representations) shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as the case may be; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that, in each case, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be; (3) The Borrower shall be in Pro Forma Compliance with the Financial Performance Covenant for the Test Period then last ended (regardless of whether such Financial Performance -122- [EMEA_ACTIVE 302040156_13]

Covenant is applicable at such time and without deducting in calculating the numerator of such Senior Secured First Lien Net Leverage Ratio any cash proceeds thereof); (c) (4)At the time of and immediately after giving effect to such Borrowing, or the issuance, amendment, renewal or extension of such Letter of Credit, as the case may be, no Default or Event of Default shall have occurred and be continuing (or, in the case of the incurrence or provision of any First Lien Incremental Facility in connection with a Limited Condition Transaction, no Event of Default at the time of such Limited Condition Transaction); and (d) (b) In the case of the borrowing of BridgeTerm Loans, (i) the First Lien Administrative Agent shall have received concurrently with the delivery of the relevant Borrowing Request a certificate from a Financial Officer certifying as to the solvency of Holdings and its Subsidiaries on a consolidated basis after giving effect to such borrowing, substantially in the form of Exhibit Z and (ii) the Borrowing shall have occurred on or prior to the Bridge Termination Date. Each Borrowing (provided that a conversion or a continuation of a Borrowing shall not constitute a “Borrowing” for purposes of this Section 4.02), other than a Borrowing under any First Lien Incremental Facility, and each issuance, amendment, renewal or extension of a Letter of Credit (other than any issuance, amendment, renewal or extension of a Letter of Credit on the Effective Date) shall be deemed to constitute a representation and warranty by Holdings and the Borrower on the date thereof as to the matters specified in paragraphs (b) and (c) of this Section 4.02 (which deemed representation, in the case of any Borrowing the proceeds of which are used to finance a Limited Condition Transaction as to which an LCT Election has been made, shall be as of the LCT Test Date). SECTION 4.03 Delayed Draw Incremental Term Loans. On or after the Second Incremental Amendment Effective Date, the obligation of each Delayed Draw Incremental Lender to make Delayed Draw Term Loans on the occasion of any Borrowing of Delayed Draw Incremental Term Loans is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions (other than in the case of any Borrowing the proceeds of which are used to finance a Limited Condition Transaction as to which an LCT Election has been made, which shall be subject to such conditions as of the LCT Test Date as provided in Section 1.06): (a) immediately after giving effect to such Borrowing on a Pro Forma Basis, the Borrower shall be in compliance with the Financial Performance Covenant in Section 6.11; (b) the representations and warranties of each Loan Party set forth in the First Lien Loan Documents (or in the case of any Borrowing the proceeds of which are used to finance a Limited Condition Transaction, customary specified representations) shall be true and correct in all material respects on and as of the date of such Borrowing; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that, in each case, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be; (c) at the time of and immediately after giving effect to such Borrowing, no Default or Event of Default shall have occurred and be continuing; and (d) the First Lien Administrative Agent shall have received a Borrowing Request delivered pursuant to Section 2.03. -123- [EMEA_ACTIVE 302040156_13]

ARTICLE V AFFIRMATIVE COVENANTS From and after the Effective Date and until the Termination Date, each of Holdings and the Borrower covenants and agrees with the Lenders that: SECTION 5.01 Financial Statements and Other Information. The Borrower will furnish to the First Lien Administrative Agent, on behalf of each Lender: (a) (a)commencing with the financial statements for the fiscal year ended December 31, 2021, on or before the date that is ninety (90) days after the end of each fiscal year of the Borrower, audited consolidated balance sheet and audited consolidated statements of operations and comprehensive income, shareholders’ equity and cash flows of Holdings and its Subsidiaries as of the end of and for such year, and related notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by an independent public accountant of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit (other than any exception or explanatory paragraph, but not a qualification, that is expressly and solely with respect to, or expressly and solely resulting from, (A) the Term Maturity Date or the Revolving Maturity Date occurring within one year from the time such opinion is delivered or (B) any actual failure to satisfy the Financial Performance Covenant or potential inability to satisfy the Financial Performance Covenant on a future date or in a future period)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition as of the end of and for such year and results of operations and cash flows of the BorrowerHoldings and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) (b)commencing with the financial statements for the fiscal quarter ended June 30, 2021, on or before the date that is forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, unaudited consolidated balance sheet and unaudited consolidated statements of operations and comprehensive income, shareholders’ equity and cash flows of Holdings and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition as of the end of and for such fiscal quarter and such portion of the fiscal year and results of operations and cash flows of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) (c)simultaneously with the delivery of each set of consolidated financial statements referred to in clauses (a) and (b) above, the related unaudited consolidating financial information reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements; (d) (d)not later than five days after any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default then exists and, if a Default does then exist, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations (A) demonstrating compliance with the Financial Performance Covenant, if applicable;, (B) in the case of financial statements delivered under paragraph (a) above and only to the extent the Borrower would be required to prepay Term Borrowings pursuant to Section 2.11(d), beginning with the financial statements for the fiscal year of the Borrower ending December 31, 2021, of Excess Cash Flow for such fiscal year and (C) in the case of financial statements delivered under paragraph (a) above, setting forth a reasonably detailed calculation of the Net Proceeds received during the applicable period by or on behalf of Holdings or any of its Restricted Subsidiaries in respect of any event -124- [EMEA_ACTIVE 302040156_13]

described in clause (a) of the definition of the term “Prepayment Event” and the portion of such Net Proceeds that has been invested or are intended to be reinvested in accordance with the proviso in Section 2.11(c); (e) (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and registration statements (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the First Lien Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) filed by Holdings, the Borrower or any Restricted Subsidiary with the SEC or with any national securities exchange; and (f) (f) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Restricted Subsidiary, or compliance with the terms of any First Lien Loan Document, as the First Lien Administrative Agent on its own behalf or on behalf of any Lender may reasonably request in writing. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 5.01 may be satisfied with respect to financial information of Holdings and its Subsidiaries by furnishing (A) the Form 10-K or 10-Q (or the equivalent), as applicable, of Holdings filed with the SEC within the applicable time periods required by applicable law and regulations or (B) the applicable financial statements of any direct or indirect parent of Holdings); provided that (i) to the extent such information relates to a parent of Holdings, such information is accompanied by consolidating information, which may be unaudited, that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the BorrowerHoldings and its Subsidiaries on a standalone basis, on the other hand, and (ii) to the extent such information is in lieu of information required to be provided under Section 5.01(a), such materials are accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than any exception or explanatory paragraph, but not a qualification, that is expressly and solely with respect to, or expressly and solely resulting from, (A) the Term Maturity Date or the Revolving Maturity Date occurring within one year from the time such opinion is delivered or (B) any potential failure to satisfy or potential inability to satisfy the Financial Performance Covenant on a future date or in any future period). Documents required to be delivered pursuant to Section 5.01(a), (b) or (e) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01 (or otherwise notified pursuant to Section 9.01(d)); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the First Lien Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the First Lien Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the First Lien Administrative Agent upon its reasonable request until a written notice to cease delivering paper copies is given by the First Lien Administrative Agent and (ii) the Borrower shall notify the First Lien Administrative Agent (by fax or electronic mail) of the posting of any such documents and upon its reasonable request, provide to the First Lien Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The First Lien Administrative Agent shall have no obligation to request the delivery of or maintain paper copies of the documents referred to above, and each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents. Notwithstanding anything to the contrary herein, neither the Borrower nor any Subsidiary shall be required to deliver, disclose, permit the inspection, examination or making of copies of or excerpts from, or any discussion of, any document, information, or other matter (i) that constitutes trade secrets or proprietary information, (ii) in respect of which disclosure to the First Lien Administrative Agent (or any Lender (or their respective representatives or contractors)) is prohibited by applicable law, (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product, (iv) with respect to which any Loan Party owes confidentiality obligations (to the extent not created in contemplation of such Loan Party’s Obligations under this Section 5.01) to any third party, after such Loan Party’s use of commercially reasonable efforts to obtain the consent of such third -125- [EMEA_ACTIVE 302040156_13]

party (to the extent commercially feasible) or (v) that relates to any investigation by any Governmental Authority to the extent (x) such information is identifiable to a particular individual and the Borrower in good faith determines such information should remain confidential or (y) the information requested is not factual in nature. SECTION 5.02 Notices of Material Events. Promptly after any Responsible Officer of Holdings or the Borrower obtains actual knowledge thereof, Holdings or the Borrower will furnish to the First Lien Administrative Agent (for distribution to each Lender through the First Lien Administrative Agent) written notice of the following: (a) the occurrence of any Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of a Financial Officer or another executive officer of Holdings, the Borrower or any Subsidiary, affecting Holdings, the Borrower or any Subsidiary or the receipt of a written notice of Environmental Liability, in each case that would reasonably be expected to result in a Material Adverse Effect; and (c) the occurrence of any ERISA Event that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Each notice delivered under this Section 5.02 shall be accompanied by a written statement of a Responsible Officer of Holdings or the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Information Regarding Collateral. (a) Holdings or the Borrower will furnish to the First Lien Administrative Agent prompt (and in any event within thirty (30) days or such longer period as reasonably agreed to by the First Lien Administrative Agent) written notice of any change (i) in any Loan Party’s legal name (as set forth in its certificate of organization or like document), (ii) in the jurisdiction of incorporation or organization of any Loan Party or in the form of its organization or (iii) in any Loan Party’s organizational identification number to the extent that such Loan Party is organized or owns Mortgaged Property in a jurisdiction where an organizational identification number is required to be included in a UCC financing statement for such jurisdiction. (b) Not later than five Business Days after financial statements are required to be delivered pursuant to Section 5.01(a), Holdings or the Borrower shall deliver to the First Lien Administrative Agent a certificate executed by a Responsible Officer of Holdings or the Borrower (i) setting forth the information required pursuant to Paragraphs 1, 7, 8, 9, 10 and 11 of the Perfection Certificate or confirming that there has been no change in such information since the later of (x) the date of the Perfection Certificate delivered on the Effective Date or (y) the date of the most recent certificate delivered pursuant to this Section 5.03, (ii) identifying any (x) new Intermediate Parent or (y) Wholly Owned Restricted Subsidiary that has become, or ceased to be, a Material Subsidiary or an Excluded Subsidiary during the most recently ended fiscal year and (iii) certifying that all notices required to be given prior to the date of such certificate by Section 5.03 have been given. SECTION 5.04 Existence; Conduct of Business. Each of Holdings and the Borrower will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to obtain, preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, Intellectual Property and Governmental Approvals material to the conduct of its business, except to the extent (other than with respect to the preservation of the existence of Holdings and the Borrower) that the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 6.03 or any Disposition permitted by Section 6.05. -126- [EMEA_ACTIVE 302040156_13]

SECTION 5.05 Payment of Taxes, etc. Each of Holdings and the Borrower will, and will cause each Restricted Subsidiary to, pay all Taxes (whether or not shown on a Tax return) imposed upon it or its income or properties or in respect of its property or assets, before the same shall become delinquent or in default, except where (a) the same are being contested in good faith by an appropriate proceeding diligently conducted by Holdings, the Borrower or any of their respective Subsidiaries or (b) the failure to make payment would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. SECTION 5.06 Maintenance of Properties. Each of Holdings and the Borrower will, and will cause each Restricted Subsidiary to, keep and maintain all tangible property material to the conduct of its business in good working order and condition (casualty, condemnation and ordinary wear and tear excepted), except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.07 Insurance. (a) Each of Holdings and the Borrower will, and will cause each Restricted Subsidiary to, maintain, with insurance companies that Holdings believes (in the good faith judgment of the management of Holdings) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which Holdings believes (in the good faith judgment of management of Holdings) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as Holdings believes (in the good faith judgment or the management of Holdings) are reasonable and prudent in light of the size and nature of its business, and will furnish to the Lenders, upon written request from the First Lien Collateral Agent, information presented in reasonable detail as to the insurance so carried. The Borrower shall, and shall cause each Loan Party organized or existing under the laws of a Covered Jurisdiction to, within the term set out under Schedule 5.14, (i) name the First Lien Collateral Agent, on behalf of the Secured Parties, as an additional insured as its interests may appear on each such general liability policy of insurance and each casualty insurance policy belonging to or insuring such Loan Party (other than directors and officers policies, workers compensation policies and business interruption insurance) and (ii) in the case of each property insurance policy belonging to or insuring a Loan Party organized or existing under the laws of a Covered Jurisdiction, include a loss payable clause or mortgagee endorsement, as applicable that names the First Lien Collateral Agent, on behalf of the Secured Parties, as the loss payee or mortgagee, as applicable, thereunder. (b) If any portion of a building or other improvement included in any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or under any successor statute thereto), then the Borrower shall, or shall cause each Loan Party to (i) maintain, or cause to be maintained, with insurance companies that Holdings believes (in the good faith judgment of the management of Holdings) are financially sound and responsible at the time the relevant coverage is placed or renewed, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) furnish to the Lenders, upon written request from the First Lien Collateral Agent, information presented in reasonable detail as to the flood insurance so carried. SECTION 5.08 Books and Records; Inspection and Audit Rights. Each of Holdings and the Borrower will, and will cause each Restricted Subsidiary to, maintain proper books of record and account in which entries that are full, true and correct in all material respects and are in conformity with GAAP (or applicable local standards) consistently applied shall be made of all material financial transactions and matters involving the assets and business of Holdings, the Borrower or its Restricted Subsidiaries, as the case may be. Each of Holdings and the Borrower will, and will cause each Restricted Subsidiary to, permit any representatives designated by the First Lien Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its tangible properties, to examine and make extracts from its books and records, and to discuss -127- [EMEA_ACTIVE 302040156_13]

its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that (i) such representative shall us commercially reasonable efforts to avoid interruption of the normal business operations of the BorrowerHoldings and its Subsidiaries and (ii) excluding any such visits and inspections during the continuation of an Event of Default, only the First Lien Administrative Agent on behalf of the Lenders may exercise visitation and inspection rights of the First Lien Administrative Agent and the Lenders under this Section 5.08 and the First Lien Administrative Agent shall not exercise such rights more often than one time during any calendar year absent the existence of an Event of Default and such time shall be at the Borrower’s expense; provided, further that (a) when an Event of Default exists, the First Lien Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice and (b) the First Lien Administrative Agent and the Lenders shall give Holdings and the Borrower the opportunity to participate in any discussions with Holdings’ or the Borrower’s independent public accountants. SECTION 5.09 Compliance with Laws. Each of Holdings and the Borrower will, and will cause each Restricted Subsidiary to, comply with all Requirements of Law (including ERISA, Environmental Laws and the USA PATRIOT Act) with respect to it, its property and operations, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. SECTION 5.10 Use of Proceeds and Letters of Credit. The Borrower will use the proceeds of the BridgeTerm Loans, the Revolving Loans, the Swingline Loans and the Letters of Credit solely in accordance with Section 3.16. SECTION 5.11 Additional Subsidiaries. (a) If (i) any additional Restricted Subsidiary that is not an Excluded Subsidiary organized in a Covered Jurisdiction, is formed or acquired after the Effective Date, (ii) any Restricted Subsidiary ceases to be an Excluded Subsidiary (other than any Immaterial Subsidiary that becomes a Material Subsidiary, which shall be subject to Section 5.11(b)) or (iii) the Borrower, at its option, elects to cause a Subsidiary organized in a Covered Jurisdiction, or to the extent reasonably acceptable to the First Lien Administrative Agent, a subsidiary that is otherwise an Excluded Subsidiary (including any Subsidiary that is not a Wholly Owned Subsidiary or any consolidated Affiliate in which the BorrowerHoldings and its Subsidiaries own no Equity Interest or that is organized in a non-Covered Jurisdiction) to become a Subsidiary Loan Party, then in each case if (i), (ii) and (iii) Holdings or the Borrower will, within 30 days (or such longer period as may be agreed to by the First Lien Administrative Agent in its reasonable discretion) after (x) such newly formed or acquired Restricted Subsidiary is formed or acquired, (y) such Restricted Subsidiary ceases to be an Excluded Subsidiary or (z) the Borrower has made such election, notify the First Lien Administrative Agent thereof, and will cause such Restricted Subsidiary (unless such Restricted Subsidiary is an Excluded Subsidiary) t to satisfy the Collateral and Guarantee Requirement with respect to such Restricted Subsidiary and with respect to any Equity Interest in or Indebtedness of such Restricted Subsidiary owned by or on behalf of any Loan Party within 30 days after such notice (or such longer period as the First Lien Administrative Agent shall reasonably agree). The Borrower shall deliver to the First Lien Administrative Agent a completed Perfection Certificate (or supplement thereof) with respect to such Restricted Subsidiary signed by a Responsible Officer of Holdings or of such applicable Restricted Subsidiary, together with all attachments contemplated thereby concurrently with the satisfaction of the Collateral and Guarantee Requirement with respect to such Restricted Subsidiary. (b) Within 45 days (or such longer period as otherwise provided in this Agreement or as the First Lien Administrative Agent may reasonably agree) after Holdings or the Borrower identifies any new Material Subsidiary pursuant to Section 5.03(b), all actions (if any) required to be taken with respect to such Subsidiary in order to satisfy the Collateral and Guarantee Requirement shall have been taken with respect to such Subsidiary, to the extent not already satisfied pursuant to Section 5.11(a). -128- [EMEA_ACTIVE 302040156_13]

(c) Notwithstanding the foregoing, in the event any Material Real Property would be required to be mortgaged pursuant to this Section 5.11, the applicable Loan Party shall be required to comply with the “Collateral and Guarantee Requirement” as it relates to such Material Real Property within 90 days, following the latter of the date such Subsidiary becomes a Loan Party and the acquisition of such Material Real Property, or such longer time period as agreed by the First Lien Administrative Agent in its reasonable discretion;. SECTION 5.12 Further Assurances. (a) Subject to last paragraph of the definition of “Collateral and Guarantee Requirement”, each of Holdings and the Borrower will, and will cause each Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law and that the First Lien Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. (b) If, after the Effective Date, any material assets (other than Excluded Assets), including any Material Real Property, are acquired by the Borrower or any other Loan Party or are held by any Subsidiary on or after the time it becomes a Loan Party pursuant to Section 5.11 (other than assets constituting Collateral under a Security Document that become subject to the Lien created by such Security Document upon acquisition thereof or constituting Excluded Assets), the Borrower will notify the First Lien Administrative Agent thereof, and, if requested by the First Lien Administrative Agent, the Borrower will cause such assets to be subjected to a Lien securing the Secured Obligations and will take and cause the other Loan Parties to take, such actions as shall be necessary and reasonably requested by the First Lien Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section and as required pursuant to the “Collateral and Guarantee Requirement,” all at the expense of the Loan Parties and subject to the last paragraph of the definition of the term “Collateral and Guarantee Requirement.” In the event any Material Real Property is mortgaged pursuant to this Section 5.12(b), the Borrower or such other Loan Party, as applicable, shall be required to comply with the “Collateral and Guarantee Requirement” and paragraph (a) of this Section 5.12 within 90 days following the acquisition of such Material Real Property or such longer time period as agreed by the First Lien Administrative Agent in its reasonable discretion. SECTION 5.13 Designation of Subsidiaries. The Borrower may at any time after the Effective Date designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided (i) that immediately after such designation on a Pro Forma Basis, no Event of Default shall have occurred and be continuing, (ii) immediately after giving effect to such designation, on a Pro Forma Basis, the Total Net Leverage Ratio shall not exceed 4.00 to 1.00 for the most recently ended Test Period and (iii) no Subsidiary may be designated as an Unrestricted Subsidiary or continue as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of any other Material Indebtedness of Holdings or the Borrower. The designation of any Subsidiary as an Unrestricted Subsidiary after the Effective Date shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the Fair Market Value of the Borrower’s or their respective subsidiaries’ (as applicable) investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Borrower in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the Fair Market Value at the date of such designation of the Borrower’s or its Subsidiaries’ (as applicable) Investment in such Subsidiary. Notwithstanding the foregoing, (i) no Loan Party shall sell, transfer or dispose of, or grant an exclusive license of, Intellectual Property that the Borrower determines in good faith is material to ongoing business of Holdings and its Restricted Subsidiaries taken as a whole (“Material Intellectual Property”) to an Unrestricted Subsidiary (whether by way of an investment, asset sale or other transfer or by the designation of a Restricted Subsidiary as a unrestricted subsidiary). -129- [EMEA_ACTIVE 302040156_13]

SECTION 5.14 Certain Post-Closing Obligations. As promptly as practicable, and in any event within the time periods after the Effective Date specified in Schedule 5.14 or such later date as the First Lien Administrative Agent agrees to in writing, including to reasonably accommodate circumstances unforeseen on the Effective Date, Holdings, the Borrower and each other Loan Party shall deliver the documents or take the actions specified on Schedule 5.14 that would have been required to be delivered or taken on the Effective Date, in each case except to the extent otherwise agreed by the First Lien Administrative Agent pursuant to its authority as set forth in the definition of the term “Collateral and Guarantee Requirement.” SECTION 5.15 Lines of Business. Holdings, the Borrower and the Restricted Subsidiaries, taken as a whole, will not fundamentally and substantively alter the character of their business, taken as a whole, from the business conducted by them on the Effective Date and other business activities which are extensions thereof or otherwise incidental, reasonably related or ancillary to any of the foregoing SECTION 5.16 Anti-Corruption; Anti-Money Laundering; Sanctions. Holdings and the Borrower shall: (i) continue to maintain in effect and enforce, or remain subject to, and shall procure that each of the Subsidiaries continues to maintain in effect and enforces or remains subject to, policies and procedures designed to promote and achieve compliance by Holdings, the Borrower and the Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions; and (ii) promptly notify the First Lien Administrative Agent in the event that it or any of its directors, officers or employees becomes subject to any action, proceeding, litigation, claim or investigation with regard to any actual or alleged violation of Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws. ARTICLE VI NEGATIVE COVENANTS From and after the Effective Date and until the Termination Date, each of Holdings and the Borrower covenants and agrees with the Lenders that: SECTION 6.01 Indebtedness; Certain Equity Securities. (a) Holdings will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (i) Indebtedness of Holdings and any of the Restricted Subsidiaries under the First Lien Loan Documents (including any Indebtedness incurred pursuant to Section 2.20 or 2.21); (ii) Indebtedness, including intercompany Indebtedness, outstanding on the Effective Date and listed on Schedule 6.01, and any Permitted Refinancing thereof; (iii) Guarantees by Holdings and any of the Restricted Subsidiaries in respect of Indebtedness of Holdings or any Restricted Subsidiary otherwise permitted hereunder; provided that (A) such Guarantee is otherwise permitted by Section 6.04, (B) no Guarantee by any Restricted Subsidiary of any Junior Financing shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the First Lien Loan Document Obligations pursuant to the First Lien Guarantee Agreement, and (C) if the Indebtedness being Guaranteed is subordinated to the First Lien Loan Document Obligations, such Guarantee shall be subordinated to the Guarantee of the First Lien Loan Document Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; -130- [EMEA_ACTIVE 302040156_13]

(iv) Indebtedness of Holdings owing to any Restricted Subsidiary or of any Restricted Subsidiary owing to any other Restricted Subsidiary or Holdings, to the extent permitted by Section 6.04; provided that all such Indebtedness of any Loan Party owing to any Restricted Subsidiary that is not a Loan Party shall be subordinated to the First Lien Loan Document Obligations (to the extent any such Indebtedness is outstanding at any time after the date that is sixty (60) days after the Effective Date or such later date as the First Lien Administrative Agent may reasonably agree) (but only to the extent permitted by applicable law and not giving rise to adverse tax consequences) on terms (i) at least as favorable to the Lenders as those set forth in the form of intercompany note attached as Exhibit F or (ii) otherwise reasonably satisfactory to the First Lien Administrative Agent; (v) (A) Indebtedness (including Capital Lease Obligations and purchase money Indebtedness) incurred, issued or assumed by Holdings or any Restricted Subsidiary to finance the acquisition, purchase, lease, construction, repair, replacement or improvement of fixed or capital property, equipment or other assets; provided that such Indebtedness is incurred concurrently with or within 270 days after the applicable acquisition, purchase, lease, construction, repair, replacement or improvement, and (B) any Permitted Refinancing of any Indebtedness set forth in the immediately preceding clause (A) (or successive Permitted Refinancings thereof); provided, further that, at the time of any such incurrence of Indebtedness and after giving Pro Forma Effect thereto and the use of the proceeds thereof, the aggregate principal amount of Indebtedness that is outstanding in reliance on this clause (v) shall not exceed the greater of (A) $35,200,000 and (B) 20%of Consolidated EBITDA for the most recently ended Test Period as of such time; (vi) Indebtedness in respect of Swap Agreements incurred in the ordinary course of business and not for speculative purposes; (vii) (A) Indebtedness of Holdings, any Restricted Subsidiary or any Person that becomes a Restricted Subsidiary (or of any Person not previously a Restricted Subsidiary that is merged, amalgamated or consolidated with or into Holdings or a Restricted Subsidiary) either (a) incurred or issued and/or (b) assumed after the Effective Date in connection with any Permitted Acquisition or any other Investment not prohibitedpermitted by Section 6.04; provided that, with respect to clause (a) above, (i) to the extent such obligor or any guarantor is a Loan Party, such Indebtedness is secured by the Collateral on a pari passu basis with the Secured Obligations, (ii) after giving effect to each such incurrence, issuance and/or assumption of such Indebtedness on a Pro Forma Basis, (I) the Senior Secured First Lien Net Leverage Ratio as of such time is less than or equal to, at the Borrower’s option, either (x) 3.50 to 1.00 for the most recently ended Test Period or (y) the Senior Secured First Lien Net Leverage Ratio immediately prior to such Permitted Acquisition or Investment (and related issuance and/or incurrence of Consolidated Senior Secured First Lien Net Indebtedness), (II) Holdings shall be in Pro Forma Compliance with the Financial Performance Covenant for the most recently ended Test Period (regardless of whether such Financial Performance Covenant is applicable at such time) and (III) no Specified Event of Default shall exist or result therefrom (at the time of execution of a binding agreement in respect thereof), and (iii) with respect to any such newly incurred Indebtedness, outstanding in reliance on this clause (vii)(A)(a) or (vii)(B) (solely with respect to any Permitted Refinancing of any Indebtedness incurred pursuant to clause (vii)(A)(a)), (1) other than with respect to the Maturity Carveout Amount, such Indebtedness does not mature earlier than the Term Maturity Date as of the Second Incremental Amendment Effective Date (except in the case of customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent refinancing that does not mature earlier than the Term Maturity Date as of the Second Incremental Amendment Effective Date), (2) other than with respect to the Maturity Carveout Amount, such Indebtedness does not have a shorter Weighted Average Life to Maturity than the Second Incremental Amendment Term Loans (except in the case of customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent refinancing that does not mature earlier than the Term Maturity Date as of the Second Incremental Amendment Effective Date) and (3) the covenants, events of default and guarantees of such Indebtedness (excluding pricing, interest rate margins, rate floors, discounts, fees, premiums and prepayment or redemption provisions) are not materially more favorable (when taken as a whole) to the lenders or investors providing such Indebtedness than the terms and conditions of this Agreement (when taken as a whole) are to the Lenders (unless (1) Lenders under the existing Term Loans and Revolving Commitments, also receive the benefit of such more favorable terms (together with, at the election of the Borrower, any applicable “equity cure” provisions -131- [EMEA_ACTIVE 302040156_13]

with respect to any financial maintenance covenant) (it being understood that, to the extent that any covenant, event of default or guarantee is added or modified for the benefit of any such Indebtedness, no consent shall be required from the First Lien Administrative Agent or any Lender to the extent that such covenant, event of default or guarantee is either (i) also added or modified for the benefit of any corresponding Loans remaining outstanding after the issuance or incurrence of any such Indebtedness in connection therewith or (ii) with respect to any “springing” financial maintenance covenant or other covenant that is (x) more restrictive on Holdings and its Restricted Subsidiaries than the Financial Performance Covenant or other corresponding covenant hereunder and (y) only applicable to, or for the benefit of, a revolving credit facility, also added for the benefit of each revolving credit facility hereunder (and not for the benefit of any term loan facility hereunder)), (2) such provisions are applicable only to periods after the Latest Maturity Date at such time, or (3) such terms are otherwise reasonably satisfactory to the First Lien Administrative Agent and the Borrower); provided that a certificate of a Responsible Officer of Holdings delivered to the First Lien Administrative Agent promptly after the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or copies of the principal documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the First Lien Administrative Agent notifies the Borrower within five (5) Business Days that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); and (B) any Permitted Refinancing of Indebtedness incurred pursuant to the foregoing subclause (A); provided further that the aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party outstanding in reliance on this clause (vii)(A)(a) or (vii)(B) (solely with respect to any Permitted Refinancing of any Indebtedness incurred pursuant to clause (vii)(A)(a)) (together with the aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party outstanding in reliance on Sections 6.01(a)(viii), 6.01(a)(ix), 6.01(a)(xv) and 6.01(a)(xxi)) shall not exceed, at the time of incurrence thereof and after giving Pro Forma Effect thereto, the greater of (A) $17,600,00017,800,000 and (B) 10% of Consolidated EBITDA for the most recently ended Test Period as of such time; (viii) (A) Indebtedness of Holdings, any Restricted Subsidiary or any Person that becomes a Restricted Subsidiary (or of any Person not previously a Restricted Subsidiary that is merged, amalgamated or consolidated with or into Holdings or a Restricted Subsidiary) either (a) incurred or issued and/or (b) assumed after the Effective Date in connection with any Permitted Acquisition or any other Investment not prohibitedpermitted by Section 6.04; provided that, with respect to clause (a) above, (i) to the extent such obligor or any guarantor is a Loan Party, such Indebtedness is secured by the Collateral on a junior or subordinated basis to the Secured Obligations, (ii) after giving effect to each such incurrence and/or issuance of such Indebtedness on a Pro Forma Basis, the Senior Secured Net Leverage Ratio as of such time is less than or equal to, at the Borrower’s option, either (x) 4.50 to 1.00 for the most recently ended Test Period or (y) the Senior Secured Net Leverage Ratio immediately prior to such Permitted Acquisition or Investment (and related incurrence and/or issuance of Indebtedness) and (iii) with respect to any such newly incurred Indebtedness, (1) outstanding in reliance on this clause (viii)(A)(a) or (vii)(B) (solely with respect to any Permitted Refinancing of any Indebtedness incurred pursuant to clause (viii)(A)(a)), (1) other than with respect to the Maturity Carveout Amount, such Indebtedness does not mature earlier than the Term Maturity Date as of the Second Incremental Amendment Effective Date (except in the case of customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent refinancing that does not mature earlier than the Term Maturity Date as of the Second Incremental Amendment Effective Date), (2) other than with respect to the Maturity Carveout Amount, such Indebtedness does not have a shorter Weighted Average Life to Maturity than the Second Incremental Amendment Term Loans (except in the case of customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent refinancing Indebtedness which does not have a shorter Weighted Average Life to Maturity than the Second Incremental Amendment Term Loans), (3) the other the terms and conditions of such Indebtedness shall be as determined by the Borrower and the lenders providing such Indebtedness (subject to the restrictions and exceptions set forth above) and (24) with respect to clause (b) above, such Indebtedness is and remains the obligation of the Person and/or such Person’s subsidiaries that are acquired and such Indebtedness was not incurred in anticipation of such Permitted Acquisition or Investment; and (B) any Permitted Refinancing of Indebtedness incurred pursuant to the foregoing subclause (A); provided further that the -132- [EMEA_ACTIVE 302040156_13]

aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party outstanding in reliance on this clause (viii)(A)(a) or (viii)(B) (solely with respect to any Permitted Refinancing of any Indebtedness incurred pursuant to clause (viii)(A)(a)) (together with the aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party outstanding in reliance Sections 6.01(a)(vii), 6.01(a)(ix) 6.01(a)(xv) and 6.01(a)(xxi)) shall not exceed, at the time of incurrence thereof and after giving Pro Forma Effect thereto, the greater of (A) $17,600,00017,800,000 and (B) 10% of Consolidated EBITDA for the most recently ended Test Period as of such time; (ix) (A) Indebtedness of Holdings, any Restricted Subsidiary or any Person that becomes a Restricted Subsidiary (or of any Person not previously a Restricted Subsidiary that is merged, amalgamated or consolidated with or into Holdings or a Restricted Subsidiary) either (a) incurred or issued and/or (b) assumed after the Effective Date in connection with any Permitted Acquisition or any other Investment not prohibitedpermitted by Section 6.04; provided that (i) such Indebtedness is unsecured, (ii) after giving effect to each such incurrence, issuance and/or assumption of such Indebtedness (X) on a Pro Forma Basis, at the Borrower’s option, either (1) the Total Net Leverage Ratio as of such time is less than or equal to either (x) 4.50 to 1.00 for the most recently ended Test Period or (y) the Total Net Leverage Ratio immediately prior to such Permitted Acquisition or Investment (and related incurrence and/or issuance of Indebtedness) or (2) the Interest Coverage Ratio as of such time is not less than either (x) 2.00 to 1.00 for the most recently ended Test Period or (y) the Interest Coverage Ratio immediately prior to such Permitted Acquisition or Investment (and related incurrence and/or issuance of Indebtedness), (Y) Holdings shall be in Pro Forma Compliance with the Financial Performance Covenant for the most recently ended Test Period (regardless of whether such Financial Performance Covenant is applicable at such time) and (Z) no Specified Event of Default shall exist or result therefrom, and (iii) with respect to any such newly incurred Indebtedness, outstanding in reliance on this clause (i)(A)(a) or (vii)(B) (solely with respect to any Permitted Refinancing of any Indebtedness incurred pursuant to clause (ix)(A)(a)), (1) other than with respect to the Maturity Carveout Amount, such Indebtedness does not mature earlier than the Term Maturity Date as of the Second Incremental Amendment Effective Date (except in the case of customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent refinancing that does not mature earlier than the Term Maturity Date as of the Second Incremental Amendment Effective Date) and (2) the covenants, events of default and guarantees of such Indebtedness (excluding pricing, interest rate margins, rate floors, discounts, fees, premiums and prepayment or redemption provisions) are not materially more favorable (when taken as a whole) to the lenders or investors providing such Indebtedness than the terms and conditions of this Agreement (when taken as a whole) are to the Lenders (unless (I) Lenders under the existing Term Loans and Revolving Commitments also receive the benefit of such more favorable terms (together with, at the election of the Borrower, any applicable “equity cure” provisions with respect to any financial maintenance covenant) (it being understood that, to the extent that any covenant, event of default or guarantee is added or modified for the benefit of any such Indebtedness, no consent shall be required from the First Lien Administrative Agent or any Lender to the extent that such covenant, event of default or guarantee is either (i) added or modified for the benefit of any corresponding Loans remaining outstanding after the issuance or incurrence of any such Indebtedness in connection therewith or (ii) with respect to any “springing” financial maintenance covenant or other covenant that is (x) more restrictive on Holdings and its Restricted Subsidiaries than the Financial Performance Covenant or other corresponding covenant hereunder and (y) only applicable to, or for the benefit of, a revolving credit facility, in each case added for the benefit of each revolving credit facility hereunder (and not for the benefit of any term loan facility hereunder)), (II) such provisions are applicable only to periods after the Latest Maturity Date at such time, or (III) such terms are otherwise reasonably satisfactory to the First Lien Administrative Agent and the Borrower); provided that a certificate of a Responsible Officer of the Borrower delivered to the First Lien Administrative Agent promptly after the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or copies of the principal documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the First Lien Administrative Agent notifies the Borrower within five (5) Business Days that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); and (B) any Permitted Refinancing of Indebtedness incurred pursuant to the foregoing subclause (A); provided further that the aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party -133- [EMEA_ACTIVE 302040156_13]

outstanding in reliance on this clause (ix)(A)(a) or (ix)(B) (solely with respect to any Permitted Refinancing of any Indebtedness incurred pursuant to clause (ix)(A)(a)) (together with the aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party outstanding in reliance Sections 6.01(a)(vii), 6.01(a)(viii), 6.01(a)(xv) and 6.01(a)(xxi)) shall not exceed, at the time of incurrence thereof and after giving Pro Forma Effect thereto, the greater of (A) $17,600,00017,800,000 and (B) 10% of Consolidated EBITDA for the most recently ended Test Period as of such time; (x) Indebtedness incurred by a Restricted Subsidiary in connection with bankers’ acceptances, discounted bills of exchange or the discounting or factoring of receivables for credit management purposes, in each case incurred or undertaken in the ordinary course of business on arm’s length commercial terms on a non-recourse basis; (xi) Settlement Indebtedness; (xii) Indebtedness in respect of Cash Management Obligations and other Indebtedness in respect of netting services, automated clearinghouse arrangements, overdraft protections and similar arrangements, in each case, in connection with deposit accounts or from the honoring of a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; (xiii) Indebtedness consisting of obligations under deferred compensation (including indemnification obligations, obligations in respect of purchase price adjustments, earn-outs, incentive non-competes and other contingent obligations) or other similar arrangements incurred or assumed in connection with any Permitted Acquisition, any other Investment or any Disposition, in each case, permitted under this Agreement; (xiv) Indebtedness of Holdings or any Restricted Subsidiary or any Person that becomes a Restricted Subsidiary after the Effective Date (or of any Person not previously a Restricted Subsidiary that is merged, amalgamated or consolidated with or into Holdings or any Restricted Subsidiary) which Indebtedness is either (A) unsecured or (B) (x) if the issuer or any guarantor of such Indebtedness is a Loan Party and such Indebtedness is secured, then such Indebtedness is secured on a junior basis to the Secured Obligations and the agent for the holders of which have entered into the First/Second Lien Intercreditor Agreement and/or Customary Intercreditor Agreement reflecting such ranking or (y) if neither the issuer of such Indebtedness nor any guarantor of such Indebtedness is a Loan Party, secured; provided that, at the time of the incurrence thereof and after giving Pro Forma Effect thereto, the aggregate principal amount of Indebtedness outstanding in reliance on this clause (xiv) shall not exceed the greater of (A) $44,000,00044,500,000 and (B) 25% of Consolidated EBITDA for the most recently ended Test Period as of such time; (xv) (A) Indebtedness of Holdings or any of the Restricted Subsidiaries or any Person that becomes a Restricted Subsidiary after the Effective Date (or of any Person not previously a Restricted Subsidiary that is merged, amalgamated or consolidated with or into Holdings or a Restricted Subsidiary); provided that (1) (x) if such Indebtedness is secured by the Collateral on a pari passu basis with the Secured Obligations, after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, the Senior Secured First Lien Net Leverage Ratio as of such time is less than or equal to, at the Borrower’s option, either (I) to 3.50 to 1.00 for the most recently ended Test Period, or (II) the Senior Secured First Lien Net Leverage Ratio immediately prior to such Permitted Acquisition or Investment, (y) if such Indebtedness is secured on a junior basis to the Secured Obligations and the agent for such Indebtedness has become a party to the First/Second Lien Intercreditor Agreement and/or Customary Intercreditor Agreement reflecting such ranking ; provided that (i) after giving effect to such incurrence, issuance and/or assumption of such Indebtedness on a Pro Forma Basis, at the Borrower’s option, the Senior Secured Net Leverage Ratio as of such time is less than or equal to either (I) 4.50 to 1.00 for the most recently ended Test Period or (II) the Senior Secured Net Leverage Ratio immediately prior to such Permitted Acquisition or Investment and (z) if such Indebtedness is unsecured, after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, at the Borrower’s option, either (x) the Total Net Leverage Ratio as of such time is less than or equal to (I) 4.50 to 1.00 for the most recently ended Test Period, (II) the Total Net Leverage Ratio immediately prior to such Permitted Acquisition or Investment or (y) the Interest Coverage Ratio as of such time is no less than, at the Borrower’s option, (I) 2.00 to 1.00 for the most recently ended Test Period or (II) the Interest Coverage Ratio immediately prior to such Permitted acquisition or investment and (2)and (2) other than with respect to the Maturity Carveout -134- [EMEA_ACTIVE 302040156_13]

Amount, except for any Indebtedness assumed in connection with any Permitted Acquisition or any other Investment permitted by Section 6.04, (i) such Indebtedness does not mature earlier than the Term Maturity Date as of the Second Incremental Amendment Effective Date (except in the case of customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent refinancing that does not mature earlier than the Term Maturity Date as of the Second Incremental Amendment Effective Date) and (ii) the covenants, events of default and/or guarantees of such Indebtedness (excluding pricing, interest rate margins, rate floors, discounts, fees, premiums and prepayment or redemption provisions) are not materially more favorable (when taken as a whole) to the lenders or investors providing such Indebtedness than the terms and conditions of this Agreement (when taken as a whole) are to the Lenders (unless (I) Lenders under the existing Term Loans and Revolving Commitments also receive the benefit of such more favorable terms (together with, at the election of the Borrower, any applicable “equity cure” provisions with respect to any financial maintenance covenant) (it being understood that, to the extent that any covenant, event of default or guarantee is added or modified for the benefit of any such Indebtedness, no consent shall be required from the First Lien Administrative Agent or any Lender to the extent that such covenant, event of default or guarantee is either (i) added or modified for the benefit of any corresponding Loans remaining outstanding after the issuance or incurrence of any such Indebtedness in connection therewith or (ii) with respect to any “springing” financial maintenance covenant or other covenant that is (x) more restrictive on Holdings and its Restricted Subsidiaries than the Financial Performance Covenant or other corresponding covenant hereunder and (y) only applicable to, or for the benefit of, a revolving credit facility, in each case added for the benefit of each revolving credit facility hereunder (and not for the benefit of any term loan facility hereunder)), (II) such provisions are applicable only to periods after the Latest Maturity Date at such time, or (III) such terms are otherwise reasonably satisfactory to the First Lien Administrative Agent and the Borrower); provided that a certificate of a Responsible Officer of the Borrower delivered to the First Lien Administrative Agent promptly after the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or copies of the principal documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the First Lien Administrative Agent notifies the Borrower within five (5) Business Days that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); and (B) any Permitted Refinancing of Indebtedness incurred pursuant to the foregoing subclause (A); provided further that the aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party outstanding in reliance on this clause (xv) except for any Indebtedness assumed in connection with any Permitted Acquisition or any other Investment permitted by Section 6.04 (together with the aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party outstanding in reliance Sections 6.01(a)(vii), 6.01(a)(viii), 6.01(a)(ix) and 6.01(a)(xxi)) shall not exceed, at the time of incurrence thereof and after giving Pro Forma Effect thereto, the greater of (A) $17,600,00017,800,000 and (B) 10% of Consolidated EBITDA for the most recently ended Test Period; (xvi) [reserved] (xvii) Indebtedness consisting of (A) the financing of insurance premiums or (B) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (xviii) Indebtedness supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit; (xix) Permitted Unsecured Refinancing Debt, and any Permitted Refinancing thereof; (xx) Permitted First Priority Refinancing Debt and Permitted Second Priority Refinancing Debt, and any Permitted Refinancing of any of the foregoing; (xxi) (A) Indebtedness of Holdings or any Subsidiary Loan Party issued in lieu of First Lien Incremental Facilities consisting of (i) one or more series of secured or unsecured loans, bonds, notes or debentures (which loans, bonds, notes or debentures, if secured, may be secured either by Liens pari passu with the Liens on the Collateral securing the Secured Obligations or by Liens having a junior priority relative to the Liens on the Collateral securing -135- [EMEA_ACTIVE 302040156_13]

the Secured Obligations) (and any Registered Equivalent Notes issued in exchange therefor) or (ii) one or more series of secured or unsecured loans, bonds, notes or debentures (which loans, bonds, notes or debentures, if secured, may be secured by Liens having a junior priority relative to the Liens on the Collateral securing the Secured Obligations) (the “Incremental Equivalent Debt”); provided that (w) Incremental Equivalent Debt in the form of term loans that are secured by Liens on a pari passu basis with the Liens on the Collateral securing the Secured Obligations shall be subject to the First Lien MFN Protection (pursuant to the terms and with the exceptions set forth in the definition thereof), (x) the aggregate principal amount of all such Indebtedness incurred pursuant to this clause shall not exceed, at the time of incurrence, the Incremental Cap at such time and (y) such Indebtedness complies with the provisions of the Required Additional Debt Terms (provided that clause (e) of the definition of “Required Additional Debt Terms” shall not apply to such Incremental Equivalent Debt) and (B) any Permitted Refinancing of Indebtedness incurred pursuant to the foregoing subclause (A); provided further that the aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party outstanding in reliance on this clause (xxi) (together with the aggregate principal amount of Indebtedness incurred in reliance on Sections 6.01(a)(vii), 6.01(a)(viii), 6.01(a)(ix) and 6.01(a)(xv) and outstanding of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party) shall not exceed, at the time of incurrence thereof and after giving Pro Forma Effect thereto, the greater of (A) $17,600,00017,800,000 and (B) 10% of Consolidated EBITDA for the most recently ended Test Period; (xxii) Indebtedness of any Restricted Subsidiary that is not a Loan Party; provided that the aggregate principal amount of Indebtedness of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party outstanding in reliance on this clause (xxii) shall not exceed, at the time of incurrence thereof and after giving Pro Forma Effect thereto, the greater of (A) $17,600,00017,800,000 and (B) 10% of Consolidated EBITDA for the most recently ended Test Period as of such time; (xxiii) Indebtedness incurred by Holdings or any Restricted Subsidiary in respect of letters of credit, bank guarantees, warehouse receipts, bankers’ acceptances or similar instruments issued or created in the ordinary course of business or consistent with past practice, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other reimbursement-type obligations regarding workers compensation claims; (xxiv) Indebtedness and obligations in respect of self-insurance and obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by Holdings or any Restricted Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case, in the ordinary course of business or consistent with past practice; (xxv) Indebtedness representing deferred compensation or stock-based compensation owed to employees, consultants or independent contractors of Holdings, the Borrower or the Restricted Subsidiaries incurred in the ordinary course of business or consistent with past practice; (xxvi) Indebtedness consisting of unsecured promissory notes issued by Holdings or any Restricted Subsidiary to future, current or former officers, directors, employees, managers and consultants or their respective estates, spouses or former spouses, successors, executors, administrators, heirs, legatees or distributees, in each case to finance the purchase or redemption of Equity Interests of Holdings (or any direct or indirect parent thereof) to the extent permitted by Section 6.07(a); (xxvii) Indebtedness incurred in connection with a Qualified Securitization Facility; provided that, at the time of incurrence thereof and after giving Pro Forma Effect thereto, the aggregate amount of obligations secured by all Indebtedness incurred in reliance on this clause (xxvii) shall not exceed the greater of (A) $26,400,00026,700,000 and (B) 15% of Consolidated EBITDA for the most recently ended Test Period; (xxviii) other Indebtedness; provided that, at the time of incurrence thereof and after giving Pro Forma Effect thereto, the aggregate amount of all Indebtedness incurred in reliance on this clause (xxviii) shall -136- [EMEA_ACTIVE 302040156_13]

not exceed the greater of (A) $52,800,00053,400,000 and (B) 30% of Consolidated EBITDA for the most recently ended Test Period; and (xxix) Indebtedness and obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by Holdings or any Restricted Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto in connection with the SNIA Litigation (“SNIA LCs”); provided that, at the time of incurrence thereof and after giving Pro Forma Effect thereto, the aggregate amount of all Indebtedness and obligations incurred in reliance on this clause (xxix) (without duplication for the amount of SNIA LCs that backstop other SNIA LCs) shall not exceed the amount of the judgment in respect of the SNIA Litigation that is disclosed in the Form 10-K for Holdings filed with the SEC for the fiscal year ended December 31, 2021; and (xxx) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (i) through (xxix) above. (b) Holdings will not, and will not permit any Restricted Subsidiary to, issue any preferred Equity Interests or any Disqualified Equity Interests, except (A) in the case of Holdings, preferred Equity Interests that are Qualified Equity Interests and (B) (x) preferred Equity Interests issued to and held by Holdings, the Borrower or any Restricted Subsidiary and (y) other preferred Equity Interests issued to and held by joint venture partners after the Effective Date; provided that in the case of this clause (y) any such issuance of preferred Equity Interests shall be deemed to be incurred Indebtedness and subject to the provisions set forth in Section 6.01(a) and (b). For purposes of determining compliance with this Section 6.01, (i) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of Indebtedness described in clauses (a)(i) through (a)(xxx) above, the Borrower may, in its sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that all Indebtedness outstanding under the First Lien Loan Documents will be deemed to have been incurred in reliance only on the exception in clause (a)(i). SECTION 6.02 Liens. Holdings will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned (but not leased) or hereafter acquired (but not leased) by it, except: (i) Liens created under the First Lien Loan Documents; (ii) Permitted Encumbrances; (iii) Liens existing on the Effective Date; provided that any Lien securing Indebtedness or other obligations in excess of $1,000,000 individually shall only be permitted if set forth on Schedule 6.02 (unless such Lien is permitted by another clause in this Section 6.02) and any modifications, replacements, renewals or extensions thereof; provided further that such modified, replacement, renewal or extension Lien does not extend to any additional property other than (1) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 6.01 and (2) proceeds and products thereof; (iv) Liens securing Indebtedness permitted under Section 6.01(a)(v); provided that (A) such Liens attach concurrently with or within 270 days after the acquisition, repair, replacement, construction or improvement (as applicable) of the property subject to such Liens, (B) such Liens do not at any time encumber any property other than the property financed by such Indebtedness except for replacements, additions, accessions and improvements to such property and the proceeds and the products thereof, and any lease of such property (including accessions thereto) and the proceeds and products thereof and customary security deposits and (C) with respect to -137- [EMEA_ACTIVE 302040156_13]

Capital Lease Obligations, such Liens do not at any time extend to or cover any assets (except for replacements, additions, accessions and improvements to or proceeds of such assets) other than the assets subject to such Capital Lease Obligations; provided further that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender; (v) (i) easements, leases, licenses, subleases or sublicenses granted to others (including licenses and sublicenses of Intellectual Property) that do not (A) interfere in any material respect with the business of the Holdings and the Restricted Subsidiaries, taken as a whole, or (B) secure any Indebtedness and (ii) any interest or title of a lessor, sublessor or licensee under any lease, sublease (including financing statements regarding property subject to lease) or license entered into by Holdings or any Restricted Subsidiary not in violation of this Agreement; (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (vii) Liens (A) of a collection bank arising under Section 4-210 of the Uniform Commercial Code, or any comparable or successor provision, on items in the course of collection; (B) attaching to pooling, commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business; or (C) in favor of a banking or other financial institution or entity, or electronic payment service provider, arising as a matter of law encumbering deposits (including the right of setoff) and that are within the general parameters customary in the banking or finance industry; (viii) Liens (A) on cash advances or escrow deposits in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 6.04 to be applied against the purchase price for such Investment or otherwise in connection with any escrow arrangements with respect to any such Investment or any Disposition permitted under Section 6.05 (including any letter of intent or purchase agreement with respect to such Investment or Disposition), or (B) consisting of an agreement to dispose of any property in a Disposition permitted under Section 6.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (ix) Liens on property or other assets of any Restricted Subsidiary that is not a Loan Party, which Liens secure Indebtedness of such Restricted Subsidiary or another Restricted Subsidiary that is not a Loan Party, in each case permitted under Section 6.01(a), provided that, at the time of the granting thereof and after giving Pro Forma Effect thereto, the aggregate amount of obligations secured by all Liens incurred in reliance on this clause (ix) shall not exceed the greater of (A) $17,600,00017,800,000 and (B) 10% of Consolidated EBITDA for the most recently ended Test Period (provided that, with respect to any such obligation, the amount of such obligation shall be the lesser of (x) the outstanding face amount of such obligation and (y) the fair market value of the assets securing such obligation); (x) Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of any Restricted Subsidiary and Liens granted by a Loan Party in favor of any other Loan Party; (xi) Liens existing on property or other assets at the time of its acquisition or existing on the property or other assets of any Person at the time such Person becomes a Restricted Subsidiary, in each case after the Effective Date and any modifications, replacements, renewals or extensions thereof; provided that (A) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary and (B) such Lien does not extend to or cover any other assets or property (other than any replacements of such property or assets and additions and accessions thereto, the proceeds or products thereof and other than after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require or include, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition); (xii) Liens on cash, Permitted Investments or other marketable securities securing Letters of Credit of any Loan Party that are cash collateralized on the Effective Date in an amount of cash, Permitted -138- [EMEA_ACTIVE 302040156_13]

Investments or other marketable securities with a Fair Market Value of up to 105% of the face amount of such Letters of Credit being secured; (xiii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale or purchase of goods by any of Holdings or any Restricted Subsidiary in the ordinary course of business; (xiv) Liens deemed to exist in connection with Investments in repurchase agreements under clause (e) of the definition of the term “Permitted Investments”; (xv) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (xvi) Liens that are contractual rights of setoff (A) relating to the establishment of depository relations with banks not given in connection with the incurrence of Indebtedness, (B) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Holdings and the Restricted Subsidiaries or (C) relating to purchase orders and other agreements entered into with customers of Holdings or any Restricted Subsidiary in the ordinary course of business; (xvii) ground leases in respect of real property on which facilities owned or leased by Holdings or any of the Restricted Subsidiaries are located; (xviii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (xix) Liens securing Indebtedness permitted under Section 6.01(a)(xxi), 6.01(a)(xxiii) or 6.01(a)(xxix); (xx) Liens securing Indebtedness on real property other than Material Real Property (except as required by this Agreement); (xxi) Settlement Liens; (xxii) Liens securing Indebtedness permitted under Section 6.01(a)(vii), (viii), (xv) or (xviii) (provided any such Liens on Collateral shall be subject to First/Second Lien Intercreditor Agreement and/or Customary Intercreditor Agreement); (xxiii) [Reserved]; (xxiv) Liens on cash and Permitted Investments used to satisfy or discharge Indebtedness; provided such satisfaction or discharge is permitted hereunder; (xxv) Receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds thereof; (xxvi) Liens on Equity Interests of any joint venture (a) securing obligations of such joint venture or (b) pursuant to the relevant joint venture agreement or arrangement; (xxvii) Liens on cash or Permitted Investments securing Swap Agreements in the ordinary course of business submitted for clearing in accordance with applicable Requirements of Law; provided that the aggregate outstanding amount of obligations secured by Liens existing in reliance on this clause (xxvii) shall not exceed $7,850,000; -139- [EMEA_ACTIVE 302040156_13]

(xxviii) other Liens; provided that, at the time of the granting thereof and after giving Pro Forma Effect thereto, the aggregate amount of obligations secured by all Liens incurred in reliance on this clause (xxviii) shall not exceed the greater of (A) $17,600,00017,800,000 and (B) 10% of Consolidated EBITDA for the most recently ended Test Period (provided that, with respect to any such obligation, the amount of such obligation shall be the lesser of (x) the outstanding face amount of such obligation and (y) the fair market value of the assets securing such obligation); provided, further, that no such Liens under this clause (xxviii) shall encumber any Material Real Property (except as required by this Agreement); and (xxix) Liens on accounts receivable, Securitization Assets and related assets incurred in connection with a Qualified Securitization Facility. SECTION 6.03 Fundamental Changes. (a) Holdings will not, and will not permit any Restricted Subsidiary to, merge into or amalgamate or consolidate with any other Person, or permit any other Person to merge into or amalgamate or consolidate with it, or liquidate or dissolve (which, for the avoidance of doubt, shall not restrict Holdings or any Restricted Subsidiary from changing its organizational form), except that: (i) any Restricted Subsidiary may merge, amalgamate or consolidate with (A) the Borrower; provided that the Borrower shall be the continuing or surviving Person, or (B) Holdings or any one or more Restricted Subsidiaries (other than the Borrower); provided, further, that when Holdings or any Subsidiary Loan Party is merging, amalgamating or consolidating with another Restricted Subsidiary (1) the continuing or surviving Person shall be Holdings or that Subsidiary Loan Party or (2) if the continuing or surviving Person is not a Subsidiary Loan Party, the acquisition of such Subsidiary Loan Party by such surviving Restricted Subsidiary is otherwise permitted under Section 6.04; (ii) (A) any Restricted Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any Restricted Subsidiary that is not a Loan Party and (B) (x) any Restricted Subsidiary (other than the Borrower) may liquidate or dissolve and (y) any Restricted Subsidiary may change its legal or organizational form if the Borrower determines in good faith that such action is in the best interests of Holdings and its Restricted Subsidiaries and is not materially disadvantageous to the Lenders; (iii) any Restricted Subsidiary may make a Disposition of all or substantially all of its assets (upon voluntary liquidation or otherwise) to Holdings or another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (A) the transferee must be a Loan Party, (B) to the extent constituting an Investment, such Investment is a permitted Investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 6.04 or (C) to the extent constituting a Disposition to a Restricted Subsidiary that is not a Loan Party, such Disposition is for Fair Market Value (as determined in good faith by the Borrower) and any promissory note or other non-cash consideration received in respect thereof is a permitted Investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 6.04; (iv) the Borrower may merge, amalgamate or consolidate with (or Dispose of all or substantially all of its assets to) any other Person; provided that (A) the Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger, amalgamation or consolidation is not the Borrower or is a Person into which the Borrower has been liquidated (or, in connection with a Disposition of all or substantially all of the Borrower’s assets, if the transferee of such assets) (any such Person, the “Successor Borrower”), (1) the Successor Borrower shall be an entity organized or existing under the laws of the United States, (2) the Successor Borrower shall expressly assume all of the obligations of the Borrower under this Agreement and the other First Lien Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form and substance reasonably satisfactory to the First Lien Administrative Agent, (3) each Loan Party other than the Borrower, unless it is the other party to such merger, amalgamation or consolidation, shall have reaffirmed, pursuant to an agreement in form and substance reasonably satisfactory to the First Lien Administrative Agent, that its Guarantee of and grant of any Liens as security for the Secured Obligations shall apply to the Successor Borrower’s obligations under this Agreement and (4) the Borrower shall have delivered to the First Lien Administrative Agent a certificate of a Responsible Officer of the Borrower and an opinion of counsel, each stating that such merger, amalgamation or -140- [EMEA_ACTIVE 302040156_13]

consolidation complies with this Agreement; provided further that (y) if such Person is not a Loan Party, no Event of Default (or, to the extent related to a Limited Condition Transaction, no Specified Event of Default) shall exist after giving effect to such merger, amalgamation or consolidation and (z) if the foregoing requirements are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other First Lien Loan Documents; provided further that the Borrower shall have provided any documentation and other information about the Successor Borrower to the extent reasonably requested in writing promptly, and in any case within one Business Day following the delivery of the certificate in clause (4), by any Lender or Issuing Bank through the First Lien Administrative Agent that such Lender or Issuing Bank shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including Title III of the USA PATRIOT Act (provided, that for the avoidance of doubt, the Borrower’s failure to deliver information requested after the first Business Day following delivery of the certificate in clause (4) above shall not constitute a Default or an Event of Default under this Agreement or the First Lien Loan Documents); (v) any Restricted Subsidiary may merge, consolidate or amalgamate with any other Person in order to effect an Investment permitted pursuant to Section 6.04; provided that the continuing or surviving Person shall be Holdings, the Borrower or a Restricted Subsidiary, which together with each of the Restricted Subsidiaries, shall have complied with the requirements of Sections 5.11 and 5.12; (vi) [reserved]; and (vii) any Restricted Subsidiary may effect a merger, amalgamation, dissolution, liquidation consolidation or amalgamation to effect a Disposition permitted pursuant to Section 6.05. SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. Holdings will not, and will not permit any Restricted Subsidiary to, make or hold any Investment, except: (a) Permitted Investments at the time such Permitted Investment is made and purchases of assets in the ordinary course of business consistent with past practice; (b) loans or advances to officers, members of the Board of Directors and employees of Holdings, the Borrower and itsthe Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Holdings (or any direct or indirect parent thereof) (provided that the amount of such loans and advances made in cash to such Person shall be contributed to Holdings in cash as common equity or Qualified Equity Interests) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding under this clause (iii) at any time not to exceed $10,000,000; (c) Investments by Holdings in any Restricted Subsidiary and Investments by any Restricted Subsidiary in Holdings, any other Restricted Subsidiary or any Person that becomes a Restricted Subsidiary after the Effective Date as a result of such Investment (but only to the extent that such Investment was not incurred in contemplation thereof); provided that, in the case of any Investment by a Loan Party in a Restricted Subsidiary that is not a Loan Party, no Event of Default shall have occurred and be continuing or would result therefrom; (d) Investments consisting of extensions of trade credit and accommodation guarantees in the ordinary course of business; (e) Investments (i) existing or contemplated on the Effective Date and set forth on Schedule 6.04 and any modification, replacement, renewal, reinvestment or extension thereof and (ii) Investments existing on the Effective Date by Holdings or any Restricted Subsidiary in Holdings or any Restricted Subsidiary and any modification, renewal or extension thereof; provided that the amount of the -141- [EMEA_ACTIVE 302040156_13]

original Investment is not increased except by the terms of such Investment to the extent as set forth on Schedule 6.04 or as otherwise permitted by this Section 6.04; (f) Investments in Swap Agreements incurred in the ordinary course of business and not for speculative purposes; (g) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 6.05; (h) Permitted Acquisitions; (i) the Transactions; (j) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers in the ordinary course of business; (k) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (l) [reserved]Investments consisting of the 2020 Capped Call Transactions and any Convertible Indebtedness Call Transactions; (m) additional Investments and other acquisitions; provided that at the time any such Investment or other acquisition is made, the aggregate outstanding amount of such Investment or acquisition made in reliance on this clause (m), together with the aggregate amount of all consideration paid in connection with all other Investments and acquisitions made in reliance on this clause (m) (including the aggregate principal amount of all Indebtedness assumed in connection with any such other Investment or acquisition previously made under this clause (m)), shall not exceed the greater of (A) $52,800,00053,400,000 and (B) 30% of Consolidated EBITDA for the most recently ended Test Period after giving Pro Forma Effect to the making of such Investment or other acquisition; (n) advances of payroll payments to employees in the ordinary course of business; (o) Investments and other acquisitions to the extent that payment for such Investments is made with Qualified Equity Interests (excluding Qualified Equity Interests the proceeds of which will be applied as Cure Amounts) of Holdings (or any direct or indirect parent thereof); (p) Investments of a Subsidiary acquired after the Effective Date or of a Person merged, amalgamated or consolidated with any Subsidiary in accordance with this Section 6.04 and Section 6.03 after the Effective Date or that otherwise becomes a Subsidiary (provided that if such Investment is made under Section 6.04(h), existing Investments in subsidiaries of such Subsidiary or Person shall comply with the requirements of Section 6.04(h)) to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; (q) receivables owing to Holdings or any Restricted Subsidiary, if created or acquired in the ordinary course of business; -142- [EMEA_ACTIVE 302040156_13]

(r) Investments (A) for utilities, security deposits, leases and similar prepaid expenses incurred in the ordinary course of business and (B) trade accounts created, or prepaid expenses accrued, in the ordinary course of business; (s) non-cash Investments in connection with tax planning and reorganization activities; provided that after giving effect to any such activities, the security interests of the Lenders in the Collateral, taken as a whole, would not be materially impaired; (t) additional Investments so long as at the time of any such Investment and after giving effect thereto, (A) on a Pro Forma Basis, the Senior SecuredTotal Net Leverage Ratio is no greater than 3.503.00 to 1.00 for the most recently ended Test Period and (B) no Event of Default exists or would result therefrom; (u) Investments consisting of Indebtedness, Liens, fundamental changes, Dispositions and Restricted Payments permitted (other than by reference to this Section 6.04(v)) under Sections 6.01, 6.02, 6.03, 6.05 and 6.07, respectively; (v) contributions to a “rabbi” trust for the benefit of employees, directors, consultants, independent contractors or other service providers or other grantor trust subject to claims of creditors in the case of a bankruptcy of Holdings; (w) to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials or equipment or purchases, acquisitions, licenses or leases of other assets, Intellectual Property, or other rights, in each case in the ordinary course of business; (x) any Investment in any Subsidiary or any joint venture (i) entered into in connection with intercompany cash management arrangements or related activities arising in the ordinary course of business or (ii) not to exceed $30,000,000 at any time outstanding; (y) Investments by an Unrestricted Subsidiary (i) entered into prior to the day such Unrestricted Subsidiary is redesignated as a Restricted Subsidiary pursuant to the definition of “Unrestricted Subsidiary” or (ii) not to exceed $30,000,000 at any time outstanding; (z) Investments in or relating to a Securitization Subsidiary that, in the good faith determination of the Borrower are necessary or advisable to effect any Qualified Securitization Facility or any repurchase obligation in connection therewith, including, without limitation, Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Securitization Facilities or any related Indebtedness; (aa) Investments in the ordinary course of business in connection with Settlements; and (bb) Investments in an aggregate amount equal to the portion, if any, of the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Investment, so long as no Event of Default shall have occurred and be continuing or would result therefrom. SECTION 6.05 Asset Sales. Holdings will not, and will not permit any Restricted Subsidiary to, (i) voluntarily sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it or (ii) permit any Restricted Subsidiary to issue any additional Equity Interest in such Restricted Subsidiary (other than issuing directors’ qualifying shares, nominal shares issued to foreign nationals to the extent required by applicable Requirements of Law and other than issuing Equity Interests to Holdings or any Restricted Subsidiary in compliance with Section 6.04(c)) (each, a “Disposition” and the term “Dispose” as a verb has the corresponding meaning), except: -143- [EMEA_ACTIVE 302040156_13]

(a) Dispositions of obsolete, damaged, used, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful, or economically practicable to maintain, in the conduct of the core or principal business of Holdings and any Restricted Subsidiary (including by ceasing to enforce, abandoning, allowing to lapse, terminate or be invalidated, discontinuing the use or maintenance of or putting into the public domain, any Intellectual Property that is, in the reasonable judgment of Holdings or the Restricted Subsidiaries, no longer used or useful, or economically practicable to maintain, or in respect of which the Holdings or any Restricted Subsidiary determines in its reasonable business judgment that such action or inaction is desirable); (b) Dispositions of inventory and other assets (including Settlement Assets) or held for sale or no longer used in the ordinary course of business and immaterial assets (considered in the aggregate) in the ordinary course of business; (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) an amount equal to Net Proceeds of such Disposition are promptly applied to the purchase price of such replacement property; (d) Dispositions of property to Holdings or any Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then either (i) the transferee must be a Loan Party, (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 6.04 or (iii) such Disposition is for Fair Market Value (as determined in good faith by the Borrower) and to the extent constituting a Disposition to a Restricted Subsidiary that is not a Loan Party, any promissory note or other non-cash consideration received in respect thereof is a permitted investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 6.04; (e) Dispositions permitted by Section 6.03, Investments permitted by Section 6.04, Restricted Payments permitted by Section 6.07 and Liens permitted by Section 6.02; (f) Dispositions of property acquired by Holdings or any of the Restricted Subsidiaries after the Effective Date pursuant to sale-leaseback transactions permitted pursuant to Section 6.06; (g) Dispositions of Permitted Investments; (h) Dispositions or forgiveness of accounts receivable in connection with the collection or compromise thereof (including sales to factors or other third parties); (i) leases, subleases, service agreements, product sales, licenses or sublicenses (including licenses and sublicenses of Intellectual Property), in each case that do not materially interfere with the business of Holdings, the Borrower and the Restricted Subsidiaries, taken as a whole; (j) transfers of property subject to Casualty Events; (k) Dispositions of property to Persons other than Restricted Subsidiaries (including the sale or issuance of Equity Interests of a Restricted Subsidiary) for Fair Market Value (as determined by a in good faith by the board of directors of the Borrower) not otherwise permitted under this Section 6.05; provided that with respect to any Disposition pursuant to this clause (k) for a purchase price in excess of $30,000,000, Holdings, the Borrower or such Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Permitted Investments; provided, however, that solely for the purposes of this clause (k), (A) any liabilities (as shown on the most recent balance sheet of Holdings or such Restricted Subsidiary or in the footnotes thereto) of Holdings or such Restricted Subsidiary, other than liabilities that are by their terms subordinated in right of payment to the First Lien Loan Document Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which Holdings and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in -144- [EMEA_ACTIVE 302040156_13]

writing, shall be deemed to be cash, (B) any securities, notes or other obligations or assets received by Holdings, the Borrower or such Restricted Subsidiary from such transferee that are converted by Holdings or such Restricted Subsidiary into cash or Permitted Investments (to the extent of the cash or Permitted Investments received) within one hundred and eighty (180) days following the closing of the applicable Disposition, shall be deemed to be cash, (C) Indebtedness of any Restricted Subsidiary that ceases to be a Restricted Subsidiary as a result of such Disposition (other than intercompany debt owed to t Holdings or its Restricted Subsidiaries), to the extent that Holdings and all of the Restricted Subsidiaries (to the extent previously liable thereunder) are released from any guarantee of payment of the principal amount of such Indebtedness in connection with such Disposition, shall be deemed to be cash, (D) any Designated Non-Cash Consideration received by Holdings or such Restricted Subsidiary in respect of such Disposition having an aggregate Fair Market Value (as determined by a Responsible Officer of the Borrower in good faith), taken together with all other Designated Non-Cash Consideration received pursuant to this clause (k) that is at that time outstanding, not in excess of the greater of (A) $35,200,00035,600,000 and (B) 20% of Consolidated EBITDA for the most recently ended Test Period at the time of the receipt of such Designated Non-Cash Consideration, with the Fair Market Value (as determined by a Responsible Officer of the Borrower in good faith) of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash and (E) at the time of and immediately after giving effect to such Disposition, no Default or Event of Default shall have occurred and be continuing; (l) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (m) [reserved]; (n) additional Dispositions; provided that at the time any such Dispositions is made, the aggregate outstanding amount of such Dispositions made in reliance on this clause (n), together with the aggregate amount of all consideration paid in connection with all other Dispositions made in reliance on this clause (n), shall not exceed the sum of the greater of (A) $35,200,00035,600,000 and (B) 20% of Consolidated EBITDA for the most recently ended Test Period after giving Pro Forma Effect to the making of such Dispositions; provided that such Disposition is for Fair Market Value (as determined in good faith by the Borrower) ; (o) Dispositions of any assets (including Equity Interests) (A) acquired in connection with any Permitted Acquisition or other Investment not prohibitedpermitted hereunder, which assets are not used or useful to the core or principal business of Holdings and the Restricted Subsidiaries and (B) made to obtain the approval of any applicable antitrust authority in connection with a Permitted Acquisition; (p) (i) any Disposition of accounts receivable, Securitization Assets, any participations thereof, or related assets in connection with or any Qualified Securitization Facility, (ii) the sale or discount of inventory, accounts receivable or notes receivable in the ordinary course of business (including sales to factors or other third parties) or in connection with any supplier and/or customer financing or (iii) the conversion of accounts receivable to notes receivable; (q) transfers of condemned real property as a result of the exercise of “eminent domain” or other similar powers to the respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of real property arising from foreclosure or similar action or that have been subject to a casualty to the respective insurer of such real property as part of an insurance settlement; and (r) non-exclusive licenses or sublicenses, or other similar grants of rights, to Intellectual Property in the ordinary course of business. -145- [EMEA_ACTIVE 302040156_13]

SECTION 6.06 Sale/Leaseback Holdings will not, and will not permit any Restricted Subsidiary to, directly or indirectly, after the Effective Date, become liable as lessee with respect to any lease of property, whether an operating lease or a capital lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which Holdings or any of its Restricted Subsidiaries has sold or transferred or is to sell or transfer to a Person which is not Holdings or any Restricted Subsidiary of Holdings (such a transaction, a “Sale and Lease-Back Transaction”); provided that any Sale and Lease-Back Transaction shall be permitted so long as such Sale and Lease-Back Transaction is (A) permitted by Section 6.01(a)(v) and/or (B)(1) made for Cash consideration, (2) Holdings or its applicable Restricted Subsidiary would otherwise be permitted to enter into, and remain liable under, the applicable underlying lease and (3) the aggregate Fair Market Value (as determined by the a Responsible Officer of the Borrower) of the property sold pursuant to all such Sale and Lease-Back Transactions under this clause (B) (together with the aggregate principal amount of Dispositions made in reliance on Section 6.05(m)) shall not exceed the sum of the greater of (A) $35,200,00035,600,000 and (B) 20% of Consolidated EBITDA at any time outstanding. Notwithstanding anything to the contrary in this Section 6.06, in no event shall the Borrower or any Restricted Subsidiary enter into Sale and Lease-Back Transaction with an Excluded Subsidiary with respect to any material Intellectual Property. SECTION 6.07 Restricted Payments; Certain Payments of Indebtedness. (a) Holdings will not, and will not permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except: (i) each Restricted Subsidiary may make Restricted Payments to Holdings or any Restricted Subsidiary, provided that in the case of any such Restricted Payment by a Restricted Subsidiary that is not a Wholly Owned Subsidiary, such Restricted Payment is made to Holdings, any Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests; (ii) Holdings and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in the Equity Interests of such Person; (iii) Restricted Payments made in connection with the Transactions; (iv) repurchases of Equity Interests in Holdings (or any direct or indirect parent of Holdings), the Borrower or any Restricted Subsidiary deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price or withholding Taxes payable in connection with the exercise of such options or warrants or other incentive interests; (v) Restricted Payments to Holdings, which Holdings may use to redeem, acquire, retire, repurchase or settle its Equity Interests (or any options, warrants, restricted stock or stock appreciation rights or similar securities issued with respect to any such Equity Interests) or Indebtedness or to service Indebtedness incurred by Holdings or any direct or indirect parent companies of Holdings to finance the redemption, acquisition, retirement, repurchase or settlement of such Equity Interest or Indebtedness (or make Restricted Payments to allow any of Holdings’ direct or indirect parent companies to so redeem, retire, acquire or repurchase their Equity Interests or their Indebtedness or to service Indebtedness incurred by Holdings to finance the redemption, acquisition, retirement, repurchase or settlement of such Equity Interests or Indebtedness or to service Indebtedness incurred to finance the redemption, retirement, acquisition or repurchase of such Equity Interests or Indebtedness), held directly or indirectly by current or former officers, managers, consultants, members of the Board of Directors, employees or independent contractors (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) of Holdings (or any direct or indirect parent thereof), the Borrower and itsthe Restricted Subsidiaries, upon the death, disability, retirement or termination of employment of any such Person or otherwise in accordance with any stock option or stock appreciation rights plan, any management, director and/or employee stock ownership or incentive plan, stock subscription plan, employment termination agreement or any other employment agreements or equity holders’ agreement in an aggregate amount after the Effective Date together with the aggregate -146- [EMEA_ACTIVE 302040156_13]

amount of loans and advances to Holdings made pursuant to Section 6.04(m) in lieu of Restricted Payments permitted by this clause (v) not to exceed $10,000,000 in any calendar year; provided that such amount in any calendar year may be increased by (1) an amount not to exceed the cash proceeds of key man life insurance policies received by the Borrower (or by Holdings (or any direct or indirect parent thereof) and contributed to Holdings) or the Restricted Subsidiaries after the Effective Date, or (2) the amount of any bona fide cash bonuses otherwise payable to members of the Board of Directors, consultants, officers, employees, managers or independent contractors of Holdings, the Borrower or any Restricted Subsidiary that are foregone in return for the receipt of Equity Interests, the Fair Market Value of which is equal to or less than the amount of such cash bonuses, which, if not used in any year, may be carried forward to any subsequent fiscal year; provided further that cancellation of Indebtedness owing to Holdings or any Restricted Subsidiary from members of the Board of Directors, consultants, officers, employees, managers or independent contractors (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) of Holdings, the Borrower or any Restricted Subsidiary in connection with a repurchase of Equity Interests of Holdings, or the Borrower (or any direct or indirect parent thereof) will not be deemed to constitute a Restricted Payment for purposes of this Section 6.07 or any other provisions of this Agreement. (vi) other Restricted Payments made by Holdings (i) in an amount not to exceed, at the time of the making such Restricted Payments and after giving Pro Forma Effect thereto, the greater of (A) $ 52,800,00053,400,000 and (B) 30% of Consolidated EBITDA for the most recently ended Test Period or (ii) in an unlimited amount so long as (x) no Event of Default shall have occurred and be continuing or would result therefrom and (y) on a Pro Forma Basis, the Senior SecuredTotal Net Leverage Ratio is equal to or less than 3.002.25 to 1.00 for the most recently ended Test Period; (vii) Holdings and any Restricted Subsidiary may make Restricted Payments in cash to any direct or indirect parent of Holdings: (A) as distributions to such or any direct or indirect parent of Holdings in amounts required to pay with respect to any taxable period in which Holdings and/or any of its Subsidiaries is a member of (or Holdings is a disregarded entity for U.S. federal income tax purposes wholly owned by a member of) a consolidated, combined, unitary or similar tax group (a “Tax Group”) for U.S. federal and/or applicable foreign, state or local income tax purposes of which any direct or indirect parent of Holdings is the common parent, Taxes that are attributable to the taxable income, revenue, receipts, gross receipts, gross profits, capital or margin of Holdings and/or its Subsidiaries; provided that, for each taxable period, the amount of such payments made in respect of such taxable period in the aggregate shall not exceed the amount of such Taxes that Holdings and its Subsidiaries would have been required to pay if they were a stand-alone Tax Group with Holdings as the corporate common parent of such stand-alone Tax Group (reduced by any such taxes paid directly by Holdings or its Subsidiaries to the applicable Governmental Authority) (collectively, “Tax Distributions”); (B) the proceeds of which shall be used by such direct or indirect parent to pay (1) its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses payable to third parties) that are reasonable and customary and incurred in the ordinary course of business, (2) any reasonable and customary indemnification claims made by members of the Board of Directors or officers, employees, directors, managers, consultants or independent contractors of such parent attributable to the ownership or operations of Holdings, the Borrower and itsthe Restricted Subsidiaries, (3) fees and expenses (x) due and payable by Holdings and its Restricted Subsidiaries and (y) otherwise permitted to be paid by Holdings and any Restricted Subsidiaries under this Agreement, (4) [reserved] and (5) amounts that would otherwise be permitted to be paid pursuant to Section 6.08(iii) or 6.08(xi); -147- [EMEA_ACTIVE 302040156_13]

(C) the proceeds of which shall be used by any direct or indirect parent of Holdings to pay franchise and similar Taxes, and other fees and expenses, required to maintain its corporate or other legal existence; (D) [reserved]; (E) the proceeds of which shall be used to pay fees and expenses related to any equity or debt offering not prohibitedpermitted by this Agreement; (F) the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of Holdings, the Borrower and itsthe Restricted Subsidiaries; and (G) the proceeds of which shall be used to make payments permitted by clause (b)(iv) and (b)(v) of Section 6.07; (viii) in addition to the foregoing Restricted Payments and so long as (x) no Event of Default shall have occurred and be continuing or would result therefrom and (y) Holdings is in Pro Forma Compliance with the Financial Performance Covenant after giving effect to such Restricted Payments (regardless of whether such Financial Performance Covenant is applicable at such time) in an aggregate amount not to exceed the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Restricted Payment; (ix) redemptions in whole or in part of any of its Equity Interests for another class of its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests; provided, that such new Equity Interests contain terms and provisions at least as advantageous to the Lenders in all respects material to their interests as those contained in the Equity Interests redeemed thereby; (x) payments made or expected to be made in respect of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options and the vesting of restricted stock and restricted stock units; (xi) [reserved]payments made or deemed to be made in connection with (i) the 2020 Exchangeable Notes and 2020 Capped Call Transactions and (ii) any Convertible Indebtedness and related Convertible Indebtedness Call Transactions; (xii) payments made or expected to be made by Holdings, the Borrower or any Restricted Subsidiary in respect of withholding or similar Taxes payable upon exercise of Equity Interests by any future, present or former employee, director, officer, manager or consultant (or their respective controlled Affiliates or permitted transferees) and any repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants or required withholding or similar Taxes; (xiii) [Reserved]; (xiv) the declaration and payment of a Restricted Payment on Holdings’ or the Borrower’s common stock (or the payment of Restricted Payments to Holdings or any direct or indirect parent company of Holdings to fund a payment of dividends on such company’s common stock) of up to 5.0% per annum of Market Capitalization of Holdings; and (xv) any distributions or payments of Securitization Fees. -148- [EMEA_ACTIVE 302040156_13]

(b) Holdings will not, and will not permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Junior Financing, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Junior Financing, or any other payment (including any payment under any Swap Agreement) that has a substantially similar effect to any of the foregoing, except: (i) payment of regularly scheduled interest and principal payments, mandatory offers to repay, repurchase or redeem, mandatory prepayments of principal premium and interest, and payment of fees, expenses and indemnification obligations, with respect to such Junior Financing, other than payments in respect of any Junior Financing prohibited by the subordination provisions thereof; (ii) refinancings of Indebtedness to the extent permitted by Section 6.01; (iii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Holdings or any of its direct or indirect parent companies or the Borrower, and any payment that is intended to prevent any Junior Financing from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i)(1) of the Code; (iv) so long as no Event of Default shall have occurred and shall be continuing or would result therefrom, prepayments, redemptions, repurchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount, not to exceed the sum of (A) an amount at the time of making any such prepayment, redemption, repurchase, defeasance or other payment and together with any other prepayments, redemptions, repurchases, defeasances and other payments made utilizing this subclause (A) not to exceed the greater of (1) 44,000,00044,500,000 and (2) 25% of Consolidated EBITDA for the most recently ended Test Period after giving Pro Forma Effect to the making of such prepayment, redemption, purchase, defeasance or other payment, and (B) provided that Holdings is in Pro Forma Compliance with the Financial Performance Covenant after giving effect to such prepayment, redemption, purchase, defeasance or other payment, an amount equal to the portion, if any, of the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such prepayment, redemption, repurchase, defeasance or other payment; (v) payments made in connection with the Transactions; (vi) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financing prior to their scheduled maturity; provided that after giving effect to such prepayment, redemption, repurchase, defeasance or other payment, (A) on a Pro Forma Basis, the Senior SecuredTotal Net Leverage Ratio is less than or equal to 3.002.25 to 1.00 for the most recently ended Test Period and (B) no Event of Default exists or would result therefrom; and (vii) prepayment of Junior Financing owed to Holdings or any Restricted Subsidiary or the prepayment of Permitted Refinancing of such Indebtedness with the proceeds of any other Junior Financing. SECTION 6.08 Transactions with Affiliates. Holdings will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (i) (A) transactions between or among Holdings or any Restricted Subsidiary or any entity that becomes a Restricted Subsidiary as a result of such transaction and (B) transactions involving aggregate payment or consideration of less than $10,000,000, (ii) on terms substantially as favorable to Holdings or such Restricted Subsidiary as would be obtainable by such Person at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (iii) the payment of fees and expenses related to the Transactions, (iv) [reserved], (v) issuances of Equity Interests of Holdings to the extent otherwise permitted by this Agreement, (vi) employment and severance arrangements between Holdings and its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business or otherwise in connection with the Transactions (including loans and advances pursuant to Sections 6.04(b) and 6.04(n)), (vii) -149- [EMEA_ACTIVE 302040156_13]

payments by Holdings and its Restricted Subsidiaries pursuant to tax sharing agreements among Holdings (and any such parent thereof), the Borrower and itsthe Restricted Subsidiaries on customary terms to the extent attributable to the ownership or operation of Holdings and its Restricted Subsidiaries, to the extent such payments are permitted by Section 6.07, (viii) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, members of the Board of Directors, officers and employees of Holdings (or any direct or indirect parent thereof), the Borrower and the Restricted Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of Holdings and its Restricted Subsidiaries, (ix) transactions pursuant to permitted agreements in existence or contemplated on the Effective Date and set forth on Schedule 6.08 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (x) Restricted Payments permitted under Section 6.07 and loans and advances in lieu thereof pursuant to Section 6.04(l), (xi) payments to or from, and transactions with, any joint venture in the ordinary course of business (including, without limitation, any cash management activities related thereto), (xii) transactions with customers, clients, suppliers, contractors, joint venture partners or purchasers or sellers of goods or services that are Affiliates, in each case in the ordinary course of business and which are fair to Holdings and the Restricted Subsidiaries, in the reasonable determination of the Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party, (xiii) sales of accounts receivable, or participations therein, or Securitization Assets or related assets in connection with or any Qualified Securitization Facility, (xiv) payments made in connection with the Transactions, (xv) [reserved] and (xvi) any other (A) Indebtedness permitted under Section 6.01 and Liens permitted under Section 6.02; provided that such Indebtedness and Liens are on terms which are fair and reasonable to Holdings and its Subsidiaries as determined by the board of directors of the Borrower and (B) transactions permitted under Section 6.03, Investments permitted under Section 6.04 and Restricted Payments permitted under Section 6.07. SECTION 6.09 Restrictive Agreements. Holdings will not, and will not permit any Restricted Subsidiary to, enter into any agreement, instrument, deed or lease that prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of their respective properties or revenues, whether now owned or hereafter acquired, for the benefit of the Secured Parties with respect to the Secured Obligations or under the First Lien Loan Documents; provided that the foregoing shall not apply to: (a) restrictions and conditions imposed by (1) Requirements of Law, (2) any First Lien Loan Document, (3) any documentation governing First Lien Incremental Equivalent Debt, (4) any documentation governing Permitted Unsecured Refinancing Debt, Permitted First Priority Refinancing Debt or Permitted Second Priority Refinancing Debt, (5) any documentation governing other Indebtedness (other than intercompany debt owed to the Borrower or the Restricted Subsidiaries) that do not materially impair the Borrower’s ability to make payments on the Loans, (6) any documentation governing Indebtedness incurred pursuant to Section 6.01(a)(xxiv) or Section 6.01(a)(vii), (viii), (ix), (xv), (xxii) or (xxvii) and (6) any documentation governing any Permitted Refinancing incurred to refinance any such Indebtedness referenced in clauses (1) through (5) above; (b) customary restrictions and conditions existing on the Effective Date and any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement expands the scope of any such restriction or condition; (c) restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any assets pending such sale; provided that such restrictions and conditions apply only to the Subsidiary or assets that is or are to be sold and such sale is permitted hereunder; (d) customary provisions in leases, licenses, sublicenses and other contracts (including licenses and sublicenses of Intellectual Property) restricting the assignment thereof; (e) restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent such restriction applies only to the property securing such Indebtedness; -150- [EMEA_ACTIVE 302040156_13]

(f) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Restricted Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person becoming a Restricted Subsidiary and the restriction or condition set forth in such agreement does not apply to Holdings, the Borrower or any Restricted Subsidiary; (g) restrictions or conditions in any Indebtedness permitted pursuant to Section 6.01 that is incurred or assumed by Restricted Subsidiaries that are not Loan Parties to the extent such restrictions or conditions are no more restrictive in any material respect than the restrictions and conditions in the First Lien Loan Documents or, in the case of Junior Financing, are market terms at the time of issuance and are imposed solely on such Restricted Subsidiary and its Subsidiaries; (h) restrictions on cash (or Permitted Investments) or other deposits imposed by agreements entered into in the ordinary course of business (or other restrictions on cash or deposits constituting Permitted Encumbrances); (i) restrictions set forth on Schedule 6.09 and any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement expands the scope of any such restriction or condition; (j) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted by Section 6.04; (k) customary restrictions contained in leases, subleases, licenses, sublicenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate only to the assets subject thereto; (l) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Holdings, the Borrower or any Restricted Subsidiary; and (m) customary net worth provisions contained in real property leases entered into by Subsidiaries, so long as the Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of Holdings and its Subsidiaries to meet their ongoing obligations. SECTION 6.10 Amendment of Junior Financing. Holdings will not, and will not permit any Restricted Subsidiary to, amend or modify the documentation governing any Junior Financing if the effect of such amendment or modification is materially adverse to the Lenders or the Issuing Banks; provided that such modification will not be deemed to be materially adverse if such Junior Financing could be otherwise incurred under this Agreement (including as Indebtedness that does not constitute a Junior Financing) with such terms as so modified at the time of such modification. SECTION 6.11 Financial Performance Covenant. If on the last day of any Test Period there are any Bridge Loans or any Revolving Loans then outstanding, Holdings shall not permit (i) the Senior Secured First Lien Net Leverage Ratio to be greater than 4.503.50:1.00 on the last day of such any Test Period and (ii) the Interest Coverage Ratio to be less than 3.00 to 1.00 on the last day of any Test Period. SECTION 6.12 Changes in Fiscal Periods. Holdings will not make any change in fiscal year; provided, however, that Holdings may, upon written notice to the First Lien Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the First Lien Administrative Agent, in which case, Holdings, the Borrower and the First Lien Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement -151- [EMEA_ACTIVE 302040156_13]

that are necessary to reflect such change in fiscal year; and provided further that the limitation of this Section 6.12 shall not apply with respect to any short year resulting from the Transactions to occur on the Effective Date. SECTION 6.13 [reserved]. SECTION 6.14 Anti-Corruption; Anti-Money Laundering; Sanctions. Neither Holdings nor the Borrower shall use, directly or, to its knowledge, indirectly, any part of any proceeds of the Loans or lend, contribute, or otherwise make available such proceeds: (i) in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; (ii) in any manner that would constitute or give rise to a violation of applicable Anti-Corruption Laws; (iii) to fund or facilitate any activities or business of, with, involving or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction; or (iv) in any manner that would constitute or give rise to a violation of Sanctions by any Person, including any Lender. ARTICLE VII EVENTS OF DEFAULT SECTION 7.01 Events of Default. If any of the following events (any such event, an “Event of Default”) shall occur: (a) any Loan Party shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) any Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in paragraph (a) of this Section 7.01) payable under any First Lien Loan Document, when and as the same shall become due and payable (or, in the case of any RFR Interest Payment, the later of (i) the date when the same shall have become due and payable and (ii) the date falling three RFR Business Days after the date on which the First Lien Administrative Agent notified the relevant Borrower of the amount of that RFR Interest Payment in accordance with this Agreement), and such failure shall continue unremedied for a period of five (5) Business Days; (c) any representation or warranty made or deemed made by or on behalf of Holdings, the Borrower or any of its Restricted Subsidiaries in connection with any First Lien Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any First Lien Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) (i) Holdings, the Borrower or any of the Restricted Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.02, 5.04 (with respect to the existence of Holdings, the Borrower or any such Restricted Subsidiaries), 5.10, 5.14 or in Article VI (other than Section 6.08 or 6.12 or the Financial Performance Covenant); or (ii) Holdings or any of the Restricted Subsidiaries shall fail to observe or perform the Financial Performance Covenant; provided that (a) any Event of Default under Section 6.11 is subject to cure as provided in Section 7.02 and an Event of Default with respect to such Section shall not occur until the expiration of the tenth (10th) day subsequent to the date on which the financial statements with respect to the applicable fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) are required to be delivered pursuant to Section 5.01(a) or -152- [EMEA_ACTIVE 302040156_13]

Section 5.01(b), as applicable, and (b) a Default under Section 6.11 shall not constitute an Event of Default with respect to the Term Loans unless and until the Revolving Lenders or the Bridge Lenders have actually declared all such obligations to be immediately due and payable and terminated the Revolving Commitments or the Bridge Commitments, as the case may be, in accordance with this Agreement and such declaration has not been rescinded by the Required Revolving Lenders or the Required Bridge Lenders, as the case may be, on or before such date;; (e) Holdings, the Borrower or any of the Restricted Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in any First Lien Loan Document (other than those specified in paragraph (a), (b) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof from the First Lien Administrative Agent to the Borrower; (f) Holdings, the Borrower or any of the Restricted Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period); (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that this paragraph (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibitedpermitted under this Agreement) or (ii) termination events or similar events occurring under any Swap Agreement that constitutes Material Indebtedness (it being understood that paragraph (f) of this Section 7.01 will apply to any failure to make any payment required as a result of any such termination or similar event); provided further that a default under any financial covenant in such Material Indebtedness shall not constitute an Event of Default unless and until the lenders or holders with respect to such Material Indebtedness have actually declared all such obligations to be immediately due and payable and terminate the commitments in accordance with the agreement governing such Material Indebtedness and such declaration has not been rescinded by the required lenders with respect to such Material Indebtedness on or before such date; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, court protection, reorganization or other relief in respect of Holdings, the Borrower or any Material Subsidiary or its debts, or of a material part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law, now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, examiner, sequestrator, conservator or similar official for Holdings, the Borrower or any Material Subsidiary or for a material part of its assets, and, in any such case, such proceeding or petition shall continue undismissed or unstayed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (i) Holdings, the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, court protection, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law, now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in paragraph (h) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver, trustee, examiner, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Material Subsidiary or for a material part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors; (j) one or more enforceable judgments for the payment of money in an aggregate amount in excess of $25,000,000 (to the extent not covered by insurance as to which the insurer has been notified of -153- [EMEA_ACTIVE 302040156_13]

such judgment or order and has not denied coverage) shall be rendered against Holdings, the Borrower and any of its Restricted Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any judgment creditor shall legally attach or levy upon assets of such Loan Party that are material to the businesses and operations of Holdings, the Borrower and the Restricted Subsidiaries, taken as a whole, to enforce any such judgment; provided that no Default or Event of Default shall occur under this Section 7.01(j) as a result of any judgment rendered against Holdings, the Borrower or any of its Restricted Subsidiaries in connection with the SNIA Litigation; (k) an ERISA Event occurs that has resulted or would reasonably be expected to result in a Material Adverse Effect; (l) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted in writing by any Loan Party not to be, a valid and perfected Lien on any material portion of the Collateral, with the priority required by the applicable Security Documents, except (i) as a result of the sale or other disposition of the applicable Collateral to a Person that is not a Loan Party in a transaction permitted under the First Lien Loan Documents, (ii) as a result of the First Lien Administrative Agent’s failure to (A) maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Security Documents or (B) file Uniform Commercial Code amendment or continuation financing statements or (iii) as to Collateral consisting of Material Real Property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage or (iv) as a result of acts or omissions of the First Lien Administrative Agent or any Lender; (m) any material provision of any First Lien Loan Document or any Guarantee of the First Lien Loan Document Obligations shall for any reason be asserted in writing by any Loan Party not to be a legal, valid and binding obligation of any Loan Party thereto other than as expressly permitted hereunder or thereunder; (n) any Guarantees of the First Lien Loan Document Obligations by any Loan Party pursuant to the First Lien Guarantee Agreement shall cease to be in full force and effect (in each case, other than in accordance with the terms of the First Lien Loan Documents); or (o) there shall occur a Change of Control. then, and in every such event, and at any time thereafter during the continuance of such event, the First Lien Administrative Agent may, and at the request of the Required Lenders (or in the case of an Event of Default under Section 7.01(d)(ii) after giving effect to the proviso (x) the Required Revolving Lenders (with respect to the Revolving Commitments and the Revolving Loans) or (y) the Required Bridge Lenders (with respect to the Bridge Commitments and the Bridge Loans)) shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and (iii) demand the Borrower deposit cash collateral with the First Lien Administrative Agent as contemplated by Section 2.05(j) in the aggregate LC Exposure Amount of all outstanding Letters of Credit and thereupon the principal of the Loans and the LC Exposure of all Letters of Credit so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to Holdings or the Borrower described in paragraph (h) or (i) of this Section 7.01, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. -154- [EMEA_ACTIVE 302040156_13]

SECTION 7.02 Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 7.01, in the event that Holdings and its Restricted Subsidiaries fail to comply with the requirements of the Financial Performance Covenant (if applicable) as of the last day of any applicable fiscal quarter of the Borrower, at any time after the beginning of such fiscal quarter until the expiration of the tenth (10th) Business Day subsequent to the date on which the financial statements with respect to such fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) are required to be delivered pursuant to Section 5.01(a) or (b), as applicable, Holdings shall have the right to issue Qualified Equity Interests for cash or otherwise receive cash contributions to the capital of Holdings as cash common equity or other Qualified Equity Interests (which Holdings shall contribute through its subsidiaries as cash common equity or other Qualified Equity Interests) (collectively, the “Cure Right”), and upon the receipt by Holdings of the Net Proceeds of such issuance (the “Cure Amount”) pursuant to the exercise by Holdings of such Cure Right the Financial Performance Covenant shall be recalculated giving effect to one of the following pro forma adjustments: (i) Consolidated EBITDA shall be increased with respect to such applicable fiscal quarter and any four fiscal quarter period that contains such fiscal quarter, solely for the purpose of measuring the Financial Performance Covenant and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; or (ii) if, after giving effect to the foregoing pro forma adjustment (without giving effect to any repayment of any Indebtedness with any portion of the Cure Amount or any portion of the Cure Amount on the balance sheet of Holdings and its Restricted Subsidiaries, in each case, with respect to such fiscal quarter only), Holdings and its Restricted Subsidiaries shall then be in compliance with the contained in the Financial Performance Covenant or the Financial Performance Covenant is not applicable for such fiscal quarter, Holdings and the Restricted Subsidiaries shall be deemed to have satisfied the requirements of the Financial Performance Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Performance Covenant that had occurred shall be deemed cured for the purposes of this Agreement; provided that the Borrower shall have notified the First Lien Administrative Agent of the exercise of such Cure Right within five (5) Business Days of the issuance of the relevant Qualified Equity Interests for cash or the receipt of the cash contributions by Holdings. (b) Notwithstanding anything herein to the contrary, (i) in each four consecutive fiscal quarter period of Holdings there shall be at least two (2) fiscal quarters in which the Cure Right is not exercised, (ii) during the term of this Agreement, the Cure Right shall not be exercised more than five (5) times and (iii) for purposes of this Section 7.02, the Cure Amount shall be no greater than the amount required for purposes of complying with the Financial Performance Covenant and any amounts in excess thereof shall not be deemed to be a Cure Amount. Notwithstanding any other provision in this Agreement to the contrary, the Cure Amount received pursuant to any exercise of the Cure Right shall be disregarded for purposes of determining any available basket under Article VI of this Agreement. For the avoidance of doubt, no Cure Amounts shall be applied to reduce the Indebtedness of Holdings and its Restricted Subsidiaries on a Pro Forma Basis for purposes of determining compliance with the Financial Performance Covenants and there shall not have been a breach of any covenant under Article VI of this Agreement by reason of having no longer included such Cure Amount in any basket during the relevant period. SECTION 7.03 Application of Proceeds. Subject to the terms of any applicable intercreditor agreement, the First Lien Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows: FIRST, to the payment of all costs and expenses incurred by the First Lien Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other First Lien Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the First Lien Collateral Agent hereunder -155- [EMEA_ACTIVE 302040156_13]

or under any other First Lien Loan Document on behalf of any Loan Party and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other First Lien Loan Document; SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); THIRD, to any agent of any other junior secured debt, in accordance with any applicable intercreditor agreement; and FOURTH, to the Loan Parties, their successors or assigns, or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the First Lien Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the First Lien Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the First Lien Collateral Agent or such officer or be answerable in any way for the misapplication thereof. The First Lien Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations. Notwithstanding the foregoing, Excluded Swap Obligations with respect to any Subsidiary Loan Party shall not be paid with amounts received from such Subsidiary Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above. ARTICLE VIII ADMINISTRATIVE AGENT SECTION 8.01 Appointment and Authority. (a) Each of the Lenders and the Issuing Bank hereby irrevocably appoints Goldman Sachs to act on its behalf as the First Lien Administrative Agent and First Lien Collateral Agent hereunder and under the other First Lien Loan Documents and authorizes the First Lien Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the First Lien Administrative Agent and First Lien Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the First Lien Administrative Agent and the First Lien Collateral Agent, the Lenders and the Issuing Bank, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. (b) The First Lien Administrative Agent shall also act as the “First Lien Collateral Agent” under the First Lien Loan Documents, and each of the Lenders and the Issuing Bank hereby irrevocably appoints and authorizes the First Lien Collateral Agent to act as the agent of such Lender and the Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the First Lien Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the First Lien Administrative Agent and First Lien Collateral Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the First Lien Administrative Agent, shall be entitled to the benefits of all provisions of this Article VIII and Article IX (including Section 9.03 as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the First Lien Loan Documents) as if set forth in full herein with respect thereto. -156- [EMEA_ACTIVE 302040156_13]

SECTION 8.02 Rights as a Lender. The Person serving as the First Lien Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the First Lien Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the First Lien Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, own securities of, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate of the Borrower as if such Person were not the First Lien Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 8.03 Exculpatory Provisions. The First Lien Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other First Lien Loan Documents. Without limiting the generality of the foregoing, the First Lien Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other First Lien Loan Documents that the First Lien Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other First Lien Loan Documents); provided that the First Lien Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the First Lien Administrative Agent to liability or that is contrary to any First Lien Loan Document or applicable law; (c) shall not, except as expressly set forth herein and in the other First Lien Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of their Affiliates that is communicated to or obtained by the Person serving as the First Lien Administrative Agent or any of its Affiliates in any capacity; (d) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the First Lien Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 9.02 and in the last paragraph of Section 7.01) or (ii) in the absence of its own gross negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment; provided that the First Lien Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice describing such Default is given to the First Lien Administrative Agent by the Borrower, a Lender or the Issuing Bank; and (e) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other First Lien Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other First Lien Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the First Lien Administrative Agent. -157- [EMEA_ACTIVE 302040156_13]

SECTION 8.04 Reliance by First Lien Administrative Agent. The First Lien Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The First Lien Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, the First Lien Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the First Lien Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The First Lien Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 8.05 Delegation of Duties. The First Lien Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other First Lien Loan Document by or through any one or more sub-agents (which may include such of the First Lien Administrative Agent’s affiliates or branches as it deems appropriate) appointed by the First Lien Administrative Agent. The First Lien Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of the First Lien Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as First Lien Administrative Agent. SECTION 8.06 Resignation of First Lien Administrative Agent. Subject to the appointment and acceptance of a successor First Lien Administrative Agent as provided in this paragraph, the First Lien Administrative Agent may resign upon thirty (30) days’ notice to the Lenders, the Issuing Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the Borrower’s consent (such consent not to be unreasonably withheld or delayed) unless a Specified Event of Default has occurred and is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring First Lien Administrative Agent gives notice of its resignation, then such resignation shall nevertheless be effective and the retiring First Lien Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the Issuing Banks, appoint a successor First Lien Administrative Agent, which shall be an Approved Bank with an office in New York, New York, or an Affiliate of any such Approved Bank (the date upon which the retiring First Lien Administrative Agent is replaced, the “Resignation Effective Date”); provided that if the First Lien Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice. If the Person serving as First Lien Administrative Agent is a Defaulting Lender, the Required Lenders and Holdings may, to the extent permitted by applicable law, by notice in writing to such Person remove such Person as First Lien Administrative Agent and, with the consent of the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed First Lien Administrative Agent shall be discharged from its duties and obligations hereunder and under the other First Lien Loan Documents (except (i) that in the case of any collateral security held -158- [EMEA_ACTIVE 302040156_13]

by the First Lien Administrative Agent on behalf of the Lenders under any of the First Lien Loan Documents, the retiring or removed First Lien Administrative Agent shall continue to hold such collateral security until such time as a successor First Lien Administrative Agent is appointed and (ii) with respect to any outstanding payment obligations) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed First Lien Administrative Agent, all payments, communications and determinations provided to be made by, to or through the First Lien Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor First Lien Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as First Lien Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) First Lien Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed First Lien Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed First Lien Administrative Agent shall be discharged from all of its duties and obligations hereunder and under the other First Lien Loan Documents as set forth in this Section. The fees payable by the Borrower to a successor First Lien Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed First Lien Administrative Agent’s resignation or removal hereunder and under the other First Lien Loan Documents, the provisions of this Article and Section 9.04 shall continue in effect for the benefit of such retiring or removed First Lien Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed First Lien Administrative Agent was acting as First Lien Administrative Agent. SECTION 8.07 Non-Reliance on First Lien Administrative Agent and Other Lenders. Each Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the First Lien Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the First Lien Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other First Lien Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender, by delivering its signature page to this Agreement and funding its Loans on the Effective Date, or delivering its signature page to an Assignment and Assumption, Incremental Facility Amendment or Refinancing Amendment pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each First Lien Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the First Lien Administrative Agent or the Lenders on the Effective Date. No Lender shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the First Lien Loan Documents may be exercised solely by the First Lien Administrative Agent and First Lien Collateral Agent on behalf of the Lenders in accordance with the terms thereof. In the event of a foreclosure by the First Lien Administrative Agent or First Lien Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the First Lien Administrative Agent, the First Lien Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the First Lien Administrative Agent or First Lien Collateral Agent, as agent for and representative of the Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any collateral payable by the First Lien Administrative Agent or First Lien Collateral Agent on behalf of the Lenders at such sale or other disposition. Each Lender, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations, to have agreed to the foregoing provisions. -159- [EMEA_ACTIVE 302040156_13]

SECTION 8.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, neither any Joint Lead Arrangers nor any person named on the cover page hereof as a Joint Lead Arranger shall have any powers, duties or responsibilities under this Agreement or any of the other First Lien Loan Documents, except in its capacity, as applicable, as the First Lien Administrative Agent, a Lender or an Issuing Bank hereunder. SECTION 8.09 First Lien Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the First Lien Administrative Agent (irrespective of whether the principal of any Loan or outstanding Letter of Credit shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the First Lien Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit outstandings and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank and the First Lien Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Bank and the First Lien Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Bank and the First Lien Administrative Agent under Sections 2.12 and 9.03) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Bank to make such payments to the First Lien Administrative Agent and, if the First Lien Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Bank, to pay to the First Lien Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the First Lien Administrative Agent and its agents and counsel, and any other amounts due the First Lien Administrative Agent under Sections 2.12 and 9.03. Nothing contained herein shall be deemed to authorize the First Lien Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or the Issuing Bank to authorize the First Lien Administrative Agent to vote in respect of the claim of any Lender or the Issuing Bank or in any such proceeding. SECTION 8.10 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, any Issuing Bank or the First Lien Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other First Lien Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other First Lien Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other First Lien Loan Document, the authority to enforce rights and remedies hereunder and under the other First Lien Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the First Lien Administrative Agent in accordance with Article VII for the benefit of all the Lenders and the Issuing Banks; provided, however, -160- [EMEA_ACTIVE 302040156_13]

that the foregoing shall not prohibit (a) the First Lien Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as First Lien Administrative Agent) hereunder and under the other First Lien Loan Documents, (b) the Issuing Banks or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as Issuing Bank or Swingline Lender, as the case may be) hereunder and under the other First Lien Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 9.08 (subject to the terms of Section 2.18), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided further that if at any time there is no Person acting as First Lien Administrative Agent hereunder and under the other First Lien Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the First Lien Administrative Agent pursuant to Article VII and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.18, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. SECTION 8.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the First Lien Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the First Lien Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date -161- [EMEA_ACTIVE 302040156_13]

such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the First Lien Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the First Lien Administrative Agent is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the First Lien Administrative Agent under this Agreement, any First Lien Loan Document or any documents related hereto or thereto). ARTICLE IX MISCELLANEOUS SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or other electronic transmission, as follows: (i) if to Holdings, the Borrower, the First Lien Administrative Agent, the Issuing Bank or the Swingline Lender, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 9.01; and (ii) if to any other Lender, to it at its address (or fax number, telephone number or e-mail address) set forth in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain Material Non-Public Information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders, the Issuing Bank and the Swingline Lender hereunder may be delivered or furnished through Electronic System (including e-mail and Internet or intranet websites) pursuant to procedures reasonably approved by the First Lien Administrative Agent, provided that the foregoing shall not apply to notices to any Lender, the Issuing Bank or Swingline Lender pursuant to Article II if such Lender, the Issuing Bank or the Swingline Lender, as applicable, has notified the First Lien Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Unless the First Lien Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR -162- [EMEA_ACTIVE 302040156_13]

COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the First Lien Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Holdings, the Borrower, any Lender, the Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the First Lien Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Holdings, the Borrower, any Lender, the Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of Holdings, the Borrower, the First Lien Administrative Agent, the Issuing Bank and the Swingline Lender may change its address, electronic mail address, fax or telephone number for notices and other communications or website hereunder by notice to the other parties hereto. Each other Lender may change its address, fax or telephone number for notices and other communications hereunder by notice to the Borrower, the First Lien Administrative Agent, the Issuing Bank and the Swingline Lender. In addition, each Lender agrees to notify the First Lien Administrative Agent from time to time to ensure that the First Lien Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. (e) Reliance by First Lien Administrative Agent, Issuing Bank and Lenders. The First Lien Administrative Agent, the Issuing Bank and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the First Lien Administrative Agent, the Issuing Bank, each Lender and the Related Parties from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction. All telephonic notices to and other telephonic communications with the First Lien Administrative Agent may be recorded by the First Lien Administrative Agent and each of the parties hereto hereby consents to such recording. SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the First Lien Administrative Agent, any Issuing Bank or any Lender in exercising any right or power under this Agreement or any First Lien Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the First Lien Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other First Lien Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any First Lien Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance, amendment, renewal or extension of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the First Lien Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on the -163- [EMEA_ACTIVE 302040156_13]

Borrower or Holdings in any case shall entitle the Borrower or Holdings to any other or further notice or demand in similar or other circumstances. (b) Except as provided in Section 2.20 with respect to any Incremental Facility Amendment, Section 2.21 with respect to any Refinancing Amendment or Section 2.24 with respect to any Permitted Amendment, neither this Agreement, any First Lien Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower, the First Lien Administrative Agent (to the extent that such waiver, amendment or modification does not affect the rights, duties, privileges or obligations of the First Lien Administrative Agent under this Agreement, the First Lien Administrative Agent shall execute such waiver, amendment or other modification to the extent approved by the Required Lenders) and the Required Lenders or, in the case of any other First Lien Loan Document, pursuant to an agreement or agreements in writing entered into by the First Lien Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in SectionSections 4.02 or 4.03 or the waiver of any Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender), (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the reimbursement obligations of the Borrower for the LC Exposure at such time (it being understood that a waiver of any Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute a reduction or forgiveness of principal) or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly and adversely affected thereby (it being understood that any change to the definition of Total Net Leverage Ratio, Senior Secured Net Leverage Ratio, Senior Secured First Lien Net Leverage Ratio or Interest Coverage Ratio or in the component definitions thereof shall not constitute a reduction of interest or fees), provided that only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay default interest pursuant to Section 2.13(c), (iii) effectuate the subordination of the Secured Obligations without the written consent of each Lender directly and adversely affected thereby (iv) postpone the maturity of any Loan (it being understood that a waiver of any Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute a reduction or forgiveness of principal or an extension of any maturity date, date of any scheduled amortization payment or date for payment of interest or fees), or the date of any scheduled amortization payment of the principal amount of any Term Loan under the applicable Refinancing Amendment, or the reimbursement date with respect to any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment (it being understood that a waiver of any Default or Event of Default shall not constitute an extension of any maturity date, date of any scheduled amortization payment or date for payment of interest or fees) without the written consent of each Lender directly and adversely affected thereby, (v) change any of the provisions of Sections 2.18(a), Section 2.18 (b), Section 2.18(c), Section 7.03 or this Section 9.02 without the written consent of each Lender directly and adversely affected thereby; provided that any such change which is in favor of a Class of Lenders holding Loans maturing after the maturity of other Classes of Lenders (and only takes effect after the maturity of such other Classes of Loans or Commitments) will require the written consent of the Required Lenders with respect to each Class directly and adversely affected thereby, (vi) change the percentage set forth in the definition of “Required Lenders”, “Required BridgeRevolving Lenders”, “Required Delayed Draw Lenders” or any other provision of any First Lien Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vii) release all or substantially all the value of the Guarantees under the First Lien Guarantee Agreement (except as expressly provided in the First Lien Loan Documents) without the written consent of each Lender (other than a Defaulting Lender), or (viii) release all or substantially all the Collateral from the Liens of the Security Documents, without the written consent of each Lender (other than a Defaulting Lender), except as expressly provided in the First Lien Loan Documents; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the First Lien Administrative Agent, any Issuing Bank or the Swingline Lender without the prior written consent of the First Lien Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be, (B) any provision of this Agreement or any other First Lien Loan Document may be amended by an agreement in writing entered into by Holdings, the Borrower and the First Lien Administrative Agent to cure any ambiguity, omission, mistake, defect, incorrect cross-reference, inconsistency, obvious error or technical or immaterial errors -164- [EMEA_ACTIVE 302040156_13]

(as reasonably determined by the First Lien Administrative Agent and the Borrower) and (C) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower and the requisite percentage in interest of the affected Class of Lenders stating that would be required to consent thereto under this Section 9.02 if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, (a) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the First Lien Administrative Agent, Holdings and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other First Lien Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion and (b) guarantees, collateral security documents (including Mortgages) and related documents in connection with this Agreement may be in a form reasonably determined by the First Lien Administrative Agent and may be, together with this Agreement and the other First Lien Loan Documents, amended and waived with the consent of the First Lien Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local law or advice of local counsel, (ii) to cure ambiguities, defects, omissions, inconsistencies or to make related modifications to provisions of other First Lien Loan Documents, (iii) to cause any guarantee, collateral security document (including Mortgages) or other document to be consistent with this Agreement and the other First Lien Loan Documents, (iv) to give effect to the provisions of Section 2.14(b) or (v) to integrate any First Lien Incremental Facility or Credit Agreement Refinancing Indebtedness in a manner consistent with this Agreement and the other First Lien Loan Documents. (c) In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders or all directly and adversely affected Lenders, if the consent of the Required Lenders (and, to the extent any Proposed Change requires the consent of Lenders holding Loans of any Class pursuant to clause (iv) of paragraph (b) of this Section 9.02, the consent of a Majority in Interest of the outstanding Loans and unused Commitments of such Class) to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in paragraph (b) of this Section 9.02 being referred to as a “Non-Consenting Lender”), then, so long as the Lender that is acting as First Lien Administrative Agent is not a Non-Consenting Lender, the Borrower may, at its sole expense and effort, upon notice to such Non-Consenting Lender and the First Lien Administrative Agent, either (i) if exists, permanently prepay all of the Loans of any Class owing by it to, and terminating any Commitments of such Non-Consenting Lender or (ii) require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment), provided that (a) the Borrower shall have received the prior written consent of the First Lien Administrative Agent to the extent such consent would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable (and, if a Revolving Commitment is being assigned, each Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (b) such Non-Consenting Lender shall have received payment of an amount equal to the outstanding par principal amount of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including pursuant to Section 2.11(a)(i)) from the Eligible Assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (c) unless waived, the Borrower or such Eligible Assignee shall have paid to the First Lien Administrative Agent the processing and recordation fee specified in Section 9.04(b). Each party hereto agrees that an assignment required pursuant to this Section 9.02(c) may be effected pursuant to an Assignment and Assumption executed by the Borrower, the First Lien Administrative Agent and the assignee and that the Non-Consenting Lender required to make such assignment need not be a party thereto, and each Lender hereby authorizes and directs the First Lien Administrative Agent to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 9.04 on behalf of a Non-Consenting Lender and any such documentation so executed by the First Lien Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 9.04. -165- [EMEA_ACTIVE 302040156_13]

(d) Notwithstanding anything in this Agreement or the other First Lien Loan Documents to the contrary, (i) the Revolving Commitments, Term Loans and Revolving Exposure of any Lender that is at the time a Defaulting Lender shall not have any voting or approval rights under the First Lien Loan Documents and shall be excluded in determining whether all Lenders (or all Lenders of a Class), all affected Lenders (or all affected Lenders of a Class), a Majority in Interest of Lenders of any Class or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to this Section 9.02); provided that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender and (ii) no Disqualified Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder or under any of the First Lien Loan Documents. (e) [Reserved]. (f) Notwithstanding anything in this Agreement or the other First Lien Loan Documents to the contrary, only the consent of (i) the Required Revolving Lenders (or the Required Bridge Lenders) shall be necessary to (1) waive or consent to a waiver of an Event of Default under Section 7.01(d)(ii) or waive or amend the conditions set forth in Section 4.02 with respect to any credit extension consisting of Revolving Borrowings or Bridge Loans, as applicable (and Section 4.02 may not be waived or amended in a manner that affects the making of (x) any Revolving Borrowing without the consent of the Required Revolving Lenders or (y) any Bridge Loans without the consent of the Required Bridge Lenders), (2) modify or amend Section 6.11 (and Section 6.11 may not be modified or amended without the consent of the Required Revolving Lenders or the Required Bridge Lenders) or Section 7.02 (including, in each case, the related definitions, solely to the extent such definitions are used in such Sections (but not otherwise)) or this sentence, (3), (2) increase or decrease the rate of interest or any fees payable with respect to the Revolving Commitments and the Revolving Loans (or the Bridge Commitments and the Bridge Loans) or (43) amend any other provision of this Agreement in a manner that (x) is no less favorable to the Lenders than such provision prior to such amendment, (y) does not directly and adversely affect any Class of Lenders in any material respect as compared to any other Class of Lenders, and (z) does not require the consent of all Lenders or all directly and adversely affected Lenders. and (ii) the Required Delayed Draw Lenders shall be necessary to (1) waive or amend the conditions set forth in Section 4.03 with respect to any credit extension consisting of Delayed Draw Incremental Term Borrowings (and Section 4.03 may not be waived or amended in a manner that affects the making of any Delayed Draw Incremental Term Borrowing without the consent of the Required Delayed Draw Lenders) or (2) increase or decrease the rate of interest or any fees payable with respect to the Delayed Draw Incremental Commitments and the Delayed Draw Incremental Term Loans. (g) So long as no Event of Default has occurred and is continuing or would result therefrom, any Wholly Owned Subsidiary of Holdings that is formed under the law of the United States, any State thereof or the District of Columbia may be designated as an additional Borrower (each such person, a “Additional Borrower”) and any amendments to this Agreement and the First Lien Loan Documents necessary or advisable to implement the designation of such Additional Borrower may be made with the consent of the Borrower and the First Lien Administrative Agent acting reasonably; provided that (x) such Person shall not be an Unrestricted Subsidiary, (y) the Lenders shall have received reasonably requested know your customer” information in compliance with Section 9.13 hereof no later than three (3) Business Days prior to such designation, and (z) if reasonably requested by the First Lien Administrative Agent, an opinion of counsel to the effect that designation of such Person as an Additional Borrower does not violate this Agreement or any other First Lien Loan Document and that any amendments necessary to designate such Additional Borrower preserve the enforceability of the Guarantees and the perfection of the Liens created under the applicable Security Documents. SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay, if the Effective Date occurs and the Transactions have been consummated, (i) all reasonable and documented or invoiced out-of-pocket costs and expenses incurred by the First Lien Administrative Agent, the Joint Lead Arrangers, each Issuing Bank, the Swingline Lender and their respective Affiliates (without duplication), limited, in the case of (x) legal fees and expenses to the reasonable, documented and invoiced fees, charges and disbursements of one primary counsel (which shall be Milbank LLP for any and all of the -166- [EMEA_ACTIVE 302040156_13]

foregoing in connection with the Transactions and other matters, including the primary syndication, to occur on or prior to or otherwise in connection with the Effective Date) and to the extent reasonably determined by the First Lien Administrative Agent to be necessary, one local counsel in each relevant material jurisdiction (which may include a single local counsel acting in multiple jurisdictions) and, in the case of an actual conflict of interest where the First Lien Administrative Agent, each Issuing Bank or any Lender affected by such conflict notifies the Borrower of the existence of such conflict and thereafter retains its own counsel, one additional conflicts counsel for the affected Indemnitees similarly situated and (y) the fees and expenses of any other advisor or consultant, to the reasonable and documented and invoiced fees, charges and disbursements of such advisor or consultant, but solely to the extent that such consultant or advisor has been retained with the Borrower’s consent in writing (such consent not to be unreasonably withheld or delayed)), in each case for the First Lien Administrative Agent, in connection with the syndication of the credit facilities provided for herein, and the preparation, execution, delivery and administration of the First Lien Loan Documents or any amendments, modifications or waivers of the provisions thereof, (ii) all reasonable, documented and invoiced out-of-pocket costs and expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented and invoiced out-of-pocket expenses incurred by the First Lien Administrative Agent, each Issuing Bank or any Lender, including the fees, charges and disbursements of counsel for the First Lien Administrative Agent, the Issuing Banks and the Lenders (without duplication) (limited, in the case of (x) legal fees and expenses, to the reasonable, documented and invoiced fees, charges and disbursements of one primary counsel and to the extent reasonably determined by the First Lien Administrative Agent to be necessary, one local counsel in each relevant material jurisdiction (which may include a single local counsel acting in multiple jurisdictions) and, in the case of an actual conflict of interest where the Indemnitee affected by such conflict notifies the Borrower of the existence of such conflict and thereafter retains its own counsel, one additional conflicts counsel for the affected Indemnitees similarly situated and (y) the fees and expenses of any other advisor or consultant, to the reasonable, documented and invoiced fees, charges and disbursements of such advisor or consultant, but solely to the extent that such consultant or advisor has been retained with the Borrower’s written consent (such consent not to be unreasonably withheld or delayed), in connection with the enforcement or protection of any rights or remedies (A) in connection with the First Lien Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Laws), including its rights under this Section 9.03 or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket costs and expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Without duplication of the expense reimbursement obligations pursuant to clause (a) above, the Borrower shall indemnify the First Lien Administrative Agent, each Issuing Bank, each Lender, the Joint Lead Arrangers and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable and documented and invoiced out-of-pocket fees and expenses (limited, in the case of (x) legal fees and expenses, to the reasonable, documented and invoiced fees, charges and disbursements of one counsel for all Indemnitees and to the extent reasonably determined by the First Lien Administrative Agent to be necessary, one local counsel in each relevant material jurisdiction (which may include a single local counsel acting in multiple jurisdictions) and, in the case of an actual conflict of interest, where the Indemnitee affected by such conflict notifies Holdings of the existence of such conflict and thereafter retains its own counsel, one additional conflicts counsel for the affected Indemnitees similarly situated and (y) the fees and expenses of any other advisor or consultant, to the reasonable and documented and invoiced fees, charges and disbursements of such advisor or consultant, but solely to the extent that such consultant or advisor has been retained with the Borrower’s consent in writing (such consent not to be unreasonably withheld or delayed)), incurred by or asserted against any Indemnitee by any third party or by the Borrower, Holdings or any Subsidiary to the extent arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any First Lien Loan Document or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to the First Lien Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, the syndication of the credit facilities provided for herein, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) to the extent in any way arising from or relating to any of the foregoing, any Release or threatened Release of Hazardous Materials on, at, to or from any Mortgaged Property or any other real property owned or operated by -167- [EMEA_ACTIVE 302040156_13]

Holdings, the Borrower or any Subsidiary, or any other Environmental Liability related in any way to Holdings, the Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, Holdings or any Subsidiary or their Affiliates and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, costs or related expenses (w) resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable judgment), (x) resulted from a material breach of the First Lien Loan Documents by such Indemnitee or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable judgment), (y) arise from disputes between or among Indemnitees (other than disputes involving claims against the First Lien Administrative Agent, the First Lien Collateral Agent or the Joint Lead Arrangers, the Swingline Lender or any Issuing Bank, in each case, in their respective capacities) that do not involve an act or omission by Holdings, the Borrower or any Restricted Subsidiary or (z) resulted from any settlement effected without the Borrower’s prior written consent; provided, that to the extent any amounts paid to an Indemnitee in respect of this Section 9.03, such Indemnitee, by its acceptance of the benefits hereof, agrees to refund and return any and all amounts paid by the Borrower to it if, pursuant to the operation of the foregoing clauses (w) through (z), such Indemnitee was not entitled to receipt of such amount. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the First Lien Administrative Agent, any Lender or any Issuing Bank under paragraph (a) or (b) of this Section 9.03, each Lender severally agrees to pay to the First Lien Administrative Agent, such Lender or such Issuing Bank, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the First Lien Administrative Agent, such Lender or such Issuing Bank in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the aggregate Revolving Exposures, outstanding Term Loans and unused Commitments at such time. The obligations of the Lenders under this paragraph (c) are subject to the last sentence of Section 2.02(a) (which shall apply mutatis mutandis to the Lenders’ obligations under this paragraph (c)). (d) To the extent permitted by applicable law, no party hereto nor any Affiliate of any party hereto, nor any officer, director, employee, agent, controlling person, advisor or other representative of the foregoing or any successor or permitted assign of any of the foregoing shall assert, and each hereby waives, any claim against any other such Person on any theory of liability for special, indirect, consequential or punitive damages (as opposed to direct or actual damages, but in any event including, without limitation, any lost profits, business or anticipated savings) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, arising out of, as a result of, or in any way related to, this Agreement or any agreement or instrument contemplated hereby or referred to herein, the transactions contemplated hereby or thereby, or any act or omission or event occurring in connection therewith and each such Person further agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor; provided that the foregoing shall in no event limit the Borrower’s indemnification obligations under clause (b) above. (e) In case any proceeding is instituted involving any Indemnitee for which indemnification is to be sought hereunder by such Indemnitee, then such Indemnitee will promptly notify the Borrower of the commencement of any proceeding; provided, however, that the failure to do so will not relieve the Borrower from any liability that it may have to such Indemnitee hereunder, except to the extent that the Borrower is materially prejudiced by such failure. Notwithstanding the above, following such notification, the Borrower may elect in writing to assume the defense of such proceeding, and, upon such election, the Borrower will not be liable for any legal costs subsequently incurred by such Indemnitee (other than reasonable costs of investigation and providing evidence) in connection therewith, unless (i) the Borrower has failed to provide counsel reasonably satisfactory to such Indemnitee in a timely manner, (ii) counsel provided by the Borrower reasonably determines its representation of such Indemnitee would present it with a conflict of interest or (iii) the Indemnitee reasonably determines that there -168- [EMEA_ACTIVE 302040156_13]

are actual conflicts of interest between the Borrower and the Indemnitee, including situations in which there may be legal defenses available to the Indemnitee which are different from or in addition to those available to the Borrower. (f) Notwithstanding anything to the contrary in this Agreement, to the extent permitted by applicable law, no party hereto nor any Indemnitee shall assert, and each hereby waives, any claim against any Indemnitee for any direct or actual damages arising from the use by unintended recipients of information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems (including the Internet) in connection with this Agreement or the other First Lien Loan Documents or the transactions contemplated hereby or thereby; except to the extent that such direct or actual damages are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of, or a material breach of the First Lien Loan Documents by, such Indemnitee or its Related Parties. (g) All amounts due under this Section 9.03 shall be payable not later than ten (10) Business Days after written demand therefor; provided, however, that any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 9.03. SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender, each Issuing Bank and the acknowledgement of the First Lien Administrative Agent (and any attempted assignment or transfer by the Borrower without such consent shall be null and void), (ii) no assignment shall be made to any Defaulting Lender or any of its Subsidiaries, or any Persons who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (ii) and (iii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section 9.04), the Indemnitees and, to the extent expressly contemplated hereby, the Related Parties of each of the First Lien Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraphs (b)(ii) and (f) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent (except with respect to assignments to competitors (as described in the definition of “Disqualified Lenders”) of the Borrower) not to be unreasonably withheld or delayed) of (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment (x)w) by any Joint Lead Arranger (or its Affiliate) to the extent that an assignment by such Joint Lead Arranger (or such Affiliate) is made in the primary syndication to Eligible Assignees to whom the Borrower has consented or to any other Joint Lead Arranger (or its Affiliate), (x) by a Term Lender to any Lender, an Affiliate of any Lender or an Approved Fund, (y) if a Specified Event of Default has occurred and is continuing (other than with respect to any assignment to a Disqualified Lender), or (yz) by a Revolving Lender to another Revolving Lender, an Affiliate of a Revolving Lender or an Approved Fund or (z) (y) by a Bridge Lender to another Bridge Lender, an Affiliate of a Bridge Lender or an Approved Fund; provided further that no assignee contemplated by the immediately preceding proviso shall be entitled to receive any greater payment under Section 2.15 or Section 2.17 than the applicable assignor would have been entitled to receive with respect to the assignment made to such assignee, unless the assignment to such assignee is made with the Borrower’s prior written consent and such entitlement to receive a greater payment results from a Change in Law that occurs after the assignee acquired the applicable assignment, (B) the First Lien Administrative Agent, provided that no consent of the First Lien Administrative Agent shall be required for an assignment of a Term Loan or assignments pursuant to the proviso in clause (z) of Section 9.04(b)(i)(A) to a Lender, an Affiliate of a Lender or an Approved Fund, and (C) solely in case of Revolving Loans an Revolving Commitments, each Issuing -169- [EMEA_ACTIVE 302040156_13]

Bank and the Swingline Lender (not to be unreasonably withheld or delayed); provided that, for the avoidance of doubt, no consent of any Issuing Bank or the Swingline Lender shall be required for an assignment of all or any portion of the Term Loan or Term Commitment. In addition, the Borrower shall be deemed to have consented to any assignment of Commitment or Loans (other than any assignment to any Disqualified Institution or any natural Person) unless it has objected thereto by written notice to the First Lien Administrative Agent within 10 Business Days after receipt by the Borrower of a written notice for consent thereto. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Assumption with respect to such assignment or, if no trade date is so specified, as of the date the Assignment and Assumption with respect to such assignment is delivered to the First Lien Administrative Agent) shall, in the case of Revolving Loans, not be less than $5,000,000 (and integral multiples thereof) or, in the case of a Term Loan, $1,000,000 (and integral multiples thereof), unless the Borrower and the First Lien Administrative Agent otherwise consent (in each case, such consent not to be unreasonably withheld or delayed); provided that no such consent of the Borrower shall be required if a Specified Event of Default has occurred and is continuing, (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not be construed to prohibit assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans, (C) the parties to each assignment shall execute and deliver to the First Lien Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the First Lien Administrative Agent or, if previously agreed with the First Lien Administrative Agent, manually execute and deliver to the First Lien Administrative Agent an Assignment and Assumption, and, in each case, together with a processing and recordation fee of $3,500; provided that the First Lien Administrative Agent, in its sole discretion, may elect to waive or reduce such processing and recordation fee; provided further, that such processing and recordation fee shall not be payable in the case of assignments by any Agent or any Lender to any of its Affiliates; provided further that any such Assignment and Assumption shall include a representation by the assignee that the assignee is not a Disqualified Lender or an Affiliate of a Disqualified Lender; provided further that assignments made pursuant to Section 2.19(b) or Section 9.02(c) shall not require the signature of the assigning Lender to become effective, (D) the assignee, if it shall not be a Lender, shall deliver to the First Lien Administrative Agent any tax forms required by Section 2.17(f) and an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain Material Non-Public Information about the Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws and (E) unless the Borrower otherwise consents, no assignment of all or any portion of the Revolving Commitment of a Lender that is also the Swingline Lender or an Issuing Bank may be made unless (1) the assignee shall be or become a Swingline Lender and/or an Issuing Bank, as applicable, and assume a ratable portion of the rights and obligations of such assignor in its capacity as Swingline Lender and Issuing Bank, or (2) the assignor agrees, in its discretion, to retain all of its rights with respect to and obligations to make or issue Swingline Loans and Letters of Credit, as applicable, hereunder in which case the Applicable Fronting Exposure of such assignor may exceed such assignor’s Revolving Commitment for purposes of Sections 2.04(a) and 2.05(b) by an amount not to exceed the difference between the assignor’s Revolving Commitment prior to such assignment and the assignor’s Revolving Commitment following such assignment; provided that no such consent of the Borrower shall be required if a Specified Event of Default has occurred and is continuing. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (and subject to the obligations and limitations of) Sections 2.15, 2.16, 2.17 and 9.03 and to any fees payable hereunder -170- [EMEA_ACTIVE 302040156_13]

that have accrued for such Lender’s account but have not yet been paid). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c)(i) of this Section 9.04. (iv) The First Lien Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal and interest amounts of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Holdings, the Borrower, the First Lien Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the First Lien Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower, the Issuing Banks and any Lender (in each case as to its own interest, but not the interest of any other Lender), at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms required by Section 2.17(f) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the First Lien Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (vi) The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement, any other First Lien Loan Document and/or any Ancillary Document shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the First Lien Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the First Lien Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it. (c) (i) Any Lender may, without the consent of the Borrower, the First Lien Administrative Agent, the Issuing Banks or the Swingline Lender, sell participations to one or more banks or other Persons (other than to a Person that is not an Eligible Assignee) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) Holdings, the Borrower, the First Lien Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and any other First Lien Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and any other First Lien Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (i), (ii), (iv), (vii) and (viii) of the first proviso to Section 9.02(b) that directly and adversely affects such Participant. Subject to paragraph (c)(iii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the obligations and limitations thereof and Section 2.19, it being understood that any tax forms required by Section 2.17(f) shall be provided solely to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04; provided that such -171- [EMEA_ACTIVE 302040156_13]

Participant agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of Section 9.04. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. (ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and the parties hereto shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. No Lender shall have any obligation to disclose all or any portion of its Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other obligations under the First Lien Loan Documents) except to the extent that the relevant parties, acting reasonably and in good faith, determine that such disclosure is necessary in connection with a Tax audit or other proceeding to establish that any Loan or other obligation under the First Lien Loan Documents is in registered form for U.S. federal income tax purposes. (iii) A Participant (other than a Revolving Lender pursuant to Section 2.05(e)) shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent and such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. (d) Any Lender may, without the consent of the Borrower or the First Lien Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other “central” bank, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the First Lien Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the First Lien Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the First Lien Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (f) [Reserved]. (f) Any Lender may, at any time, assign all or a portion of its Term Loans (but not Revolving Loans) to Holdings or any of its Subsidiaries, through (x) Dutch auctions or other offers to purchase open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.11(a)(ii) or other customary procedures acceptable to the First Lien Administrative Agent and/or (y) open market purchases on a non-pro rata basis, provided that (i) the Borrower shall not make any Borrowing of Revolving Loans or Swingline Loans to fund such assignment, (ii) any Term Loans that are so -172- [EMEA_ACTIVE 302040156_13]

assigned will be automatically and irrevocably cancelled immediately upon such purchase and the aggregate principal amount of the tranches and installments of the relevant Term Loans then outstanding shall be reduced by an amount equal to the principal amount of such Term Loans, (iii) no Event of Default shall have occurred and be continuing and (iv) each Lender making such assignment to Holdings or any of its Subsidiaries acknowledges and agrees that in connection with such assignment, (1) Holdings or its Subsidiaries then may have, and later may come into possession of Material Non-Public Information, (2) such Lender has independently and, without reliance on Holdings, any of its Subsidiaries, the First Lien Administrative Agent or any of their respective Affiliates, made its own analysis and determination to enter into such assignment notwithstanding such Lender’s lack of knowledge of the Material Non-Public Information and (3) none of Holdings, its Subsidiaries, the First Lien Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by Requirements of Law, any claims such Lender may have against Holdings, its Subsidiaries, the First Lien Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Material Non-Public Information. Each Lender entering into such an assignment further acknowledges that the Material Non-Public Information may not be available to the First Lien Administrative Agent or the other Lenders. (g) Notwithstanding the forgoing, no consent of the Borrower, the First Lien Administrative Agent or the Issuing Banks shall be required for any assignment of Commitments or Loans between Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC (or vice versa). (h) Notwithstanding the foregoing, no assignment may be made or participation sold to a Disqualified Lender without the prior written consent of the Borrower; provided that, upon inquiry by any Lender to the First Lien Administrative Agent as to whether a specified potential assignee or prospective participant is a Disqualified Lender, the First Lien Administrative Agent shall be permitted to disclose to such Lender the list of Disqualified Lenders ; provided further that inclusion on the list of Disqualified Lenders shall not apply retroactively to disqualify any persons that have previously acquired an assignment or participation in the Loan if such person was not included on the list of Disqualified Lenders at the time of such assignment or participation. Notwithstanding anything contained in this Agreement or any other First Lien Loan Document to the contrary, if any Lender was a Disqualified Lender at the time of the assignment of any Loans or Commitments to such Lender, following written notice from the Borrower to such Lender and the First Lien Administrative Agent and otherwise in accordance with Section 2.19(b), as applicable: (1) such Lender shall promptly assign all Loans and Commitments held by such Lender to an Eligible Assignee; provided that (A) the First Lien Administrative Agent shall not have any obligation to the Borrower, such Lender or any other Person to find such a replacement Lender, (B) the Borrower shall not have any obligation to such Disqualified Lender or any other Person to find such a replacement Lender or accept or consent to any such assignment to itself or any other Person subject to the Borrower’s consent in accordance with Section 9.04(b)(i) and (C) the assignment of such Loans and/or Commitments, as the case may be, shall be at par plus accrued and unpaid interest and fees; (2) such Lender shall not have any voting or approval rights under the First Lien Loan Documents and shall be excluded in determining whether all Lenders (or all Lenders of any Class), all affected Lenders (or all affected Lenders of any Class), a Majority in Interest of Lenders of any Class or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.02); provided that (x) the Commitment of any Disqualified Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that affects any Disqualified Lender adversely and in a manner that is disproportionate to other affected Lenders shall require the consent of such Disqualified Lender; and (3) no Disqualified Lender is entitled to receive information provided solely to Lenders by the First Lien Administrative Agent or any Lender or will be permitted to attend or participate in meetings attended solely by the Lenders and the First Lien Administrative Agent, other than the right to receive notices or Borrowings, notices or prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II. The First Lien Administrative Agent shall have no obligation or liability with respect to monitoring or enforcing prohibitions on assignments to Disqualified Lenders and the list of Disqualified Lenders. -173- [EMEA_ACTIVE 302040156_13]

SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the First Lien Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to any First Lien Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the First Lien Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the First Lien Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Termination Date. The provisions of Sections 2.15, 2.16, 2.17, 8.11 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and all other amounts payable hereunder, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement, in the event that, in connection with the refinancing or repayment in full of the credit facilities provided for herein, an Issuing Bank shall have provided to the First Lien Administrative Agent a written consent to the release of the Revolving Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrower (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other First Lien Loan Documents, and the Revolving Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.05(e) or (f). SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other First Lien Loan Documents and any separate letter agreements with respect to fees payable to the First Lien Administrative Agent or the syndication of the Loans and Commitments constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the First Lien Administrative Agent and when the First Lien Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. Delivery of an executed counterpart of a signature page of this Agreement, any other First Lien Loan Document or any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other First Lien Loan Document or the transactions contemplated hereby or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other First Lien Loan Document or such Ancillary Document, as applicable. SECTION 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.07, if and to the extent that the enforceability of any provisions in this -174- [EMEA_ACTIVE 302040156_13]

Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the First Lien Administrative Agent, the Issuing Bank or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. SECTION 9.08 Right of Setoff. If a Specified Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or such Issuing Bank to or for the credit or the account of the Borrower (excluding, for the avoidance of doubt, any Settlement Assets except to effect Settlement Payments such Lender is obligated to make to a third party in respect of such Settlement Assets or as otherwise agreed in writing between the Borrower and such Lender) against any of and all the obligations of the Borrower then due and owing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement and although such obligations are owed to a branch or office of such Lender or Issuing Bank different from the branch or office holding such deposit or obligated on such Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the First Lien Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the First Lien Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the First Lien Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender and applicable Issuing Bank shall notify the Borrower and the First Lien Administrative Agent of such setoff and application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 9.08. The rights of each Lender and each Issuing Bank under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender or such Issuing Bank may have. Notwithstanding the foregoing, no amount set off from any Loan Party (other than the Borrower) shall be applied to any Excluded Swap Obligation of such Loan Party (other than the Borrower). SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any First Lien Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any First Lien Loan Document shall affect any right that the First Lien Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding to enforce any award or judgment or exercise any rights under the Security Documents against any Collateral in any other forum in which Collateral is located. (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any First Lien Loan Document in any court referred to in paragraph (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. -175- [EMEA_ACTIVE 302040156_13]

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in any First Lien Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY FIRST LIEN LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10. SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. (a) Each of the First Lien Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and its and their respective directors, officers, employees, trustees and agents, including accountants, legal counsel and other agents and advisors and, any numbering, administration or settlement service providers and any provider and broker of credit insurance and re-insurance relating to any Loan Party and its obligations (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and any failure of such Persons acting on behalf of the First Lien Administrative Agent, any Issuing Bank or the relevant Lender to comply with this Section 9.12 shall constitute a breach of this Section 9.12 by the First Lien Administrative Agent, such Issuing Bank or the relevant Lender, as applicable), (ii) to the extent requested by any regulatory authority or self-regulatory authority, required by applicable law or by any subpoena or similar legal process or in connection with the exercise of remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; provided that (x) solely to the extent permitted by law and other than in connection with routine audits and reviews by regulatory and self-regulatory authorities, each Lender and the First Lien Administrative Agent shall notify the Borrower as promptly as practicable of any such requested or required disclosure in connection with any legal or regulatory proceeding and (y) in the case of clause (ii) only, each Lender and the First Lien Administrative Agent shall use commercially reasonable efforts to ensure that such Information is kept confidential in connection with the exercise of such remedies; and provided further that in no event shall any Lender or the First Lien Administrative Agent be obligated or required to return any materials furnished by the Borrower or any Subsidiary of Holdings, (iii) to any other party to this Agreement, (iv) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section 9.12, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (B) any actual or prospective counterparty (or its advisors) to any Swap Agreement or derivative transaction relating to any Loan Party or its Subsidiaries and its obligations under the First Lien Loan Documents or (C) any pledgee referred to in Section 9.04(d), (v) if required by any rating agency; provided that prior to any such disclosure, such rating agency shall have agreed in writing to maintain the confidentiality of such Information, (vi) to service providers providing administrative and ministerial services solely in connection with the syndication and administration of the First Lien Loan Documents and the facilities (e.g., identities of parties, maturity dates, interest rates, etc.) on a confidential basis, or (vii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 9.12 or (y) becomes available to the First Lien Administrative Agent, any Issuing Bank, any Lender or any -176- [EMEA_ACTIVE 302040156_13]

of their respective Affiliates on a nonconfidential basis from a source other than Holdings, the Borrower or any Subsidiary, which source is not known by the recipient of such information to be subject to a confidentiality obligation. For the purposes hereof, “Information” means all information received from or on behalf of Holdings or the Borrower relating to Holdings, the Borrower, any other Subsidiary or their business, other than any such information that is available to the First Lien Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Holdings, the Borrower or any Subsidiary and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from Holdings, the Borrower or any Subsidiary after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding the foregoing, no such information shall be disclosed to a Disqualified Lender that constitutes a Disqualified Lender at the time of such disclosure without the Borrower’s prior written consent. (b) EACH LENDER ACKNOWLEDGES THAT INFORMATION (AS DEFINED IN SECTION 9.12(a)) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING HOLDINGS, THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (c) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS FURNISHED BY THE BORROWER OR THE FIRST LIEN ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT, WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT HOLDINGS, THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE FIRST LIEN ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. SECTION 9.13 USA PATRIOT Act. Each Lender that is subject to the USA PATRIOT Act and the First Lien Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the First Lien Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act. SECTION 9.14 Release of Liens and Guarantees. (a) A Subsidiary Loan Party shall automatically be released from its obligations under the First Lien Loan Documents, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Loan Party shall be automatically released upon the consummation of any transaction or designation permitted by this Agreement as a result of which such Subsidiary Loan Party ceases to be a Restricted Subsidiary (including pursuant to a permitted merger or amalgamation with a Subsidiary that is not a Loan Party or a designation as an Unrestricted Subsidiary) or becomes an Excluded Subsidiary; provided that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise; provided, further, that if such Subsidiary Loan Party qualifies as an Excluded Subsidiary pursuant to clause (a) of the definition of such term, such Subsidiary Loan Party so qualifies as a result of a bona -177- [EMEA_ACTIVE 302040156_13]

fide transaction not undertaken for the primary purpose of obtaining the release of such Subsidiary Loan Party from its obligations under the First Lien Loan Documents (and its Guarantee and any Liens granted by it under the First Lien Loan Documents). Upon any sale, disposition or other transfer by any Loan Party (other than to any other Loan Party) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral, the security interests in such Collateral created by the Security Documents shall be automatically released. Upon the release of Holdings or any Subsidiary Loan Party from its Guarantee in compliance with this Agreement, the security interest in any Collateral owned by Holdings or such Subsidiary Loan Party created by the Security Documents shall be automatically released. Upon the designation of a Restricted Subsidiary as an Unrestricted Subsidiary in compliance with this Agreement, the security interest created by the Security Documents in the Equity Interests of such new Unrestricted Subsidiary shall automatically be released. Upon the Termination Date all obligations under the First Lien Loan Documents and all security interests created by the Security Documents shall be automatically released. In connection with any termination or release pursuant to this Section 9.14, the First Lien Administrative Agent or the First Lien Collateral Agent, as the case may be, shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence or to file or register in any office such termination or release so long as the Borrower or applicable Loan Party shall have provided the First Lien Administrative Agent or the First Lien Collateral Agent, as the case may be, such certifications or documents as the First Lien Administrative Agent or the First Lien Collateral Agent, as the case may be, shall reasonably request in order to demonstrate compliance with this Agreement. (b) The First Lien Administrative Agent or the First Lien Collateral Agent, as the case may be, will, at the Borrower’s expense, execute and deliver to the applicable Loan Party or to file or register in any office such documents as such Loan Party may reasonably request to subordinate its Lien on any property granted to or held by the First Lien Administrative Agent or the First Lien Collateral Agent, as the case may be, under any First Lien Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(iv). (c) Each of the Lenders and the Issuing Banks irrevocably authorizes the First Lien Administrative Agent or the First Lien Collateral Agent, as the case may be, to provide any release or evidence of release, termination or subordination contemplated by this Section 9.14. Upon request by the First Lien Administrative Agent or the First Lien Collateral Agent, as the case may be, at any time, the Required Lenders will confirm in writing the First Lien Administrative Agent’s authority or the First Lien Collateral Agent’s authority, as the case may be, to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under any First Lien Loan Document, in each case in accordance with the terms of the First Lien Loan Documents and this Section 9.14. (d) If in compliance with the terms and provisions of the First Lien Loan Documents (except as permitted thereunder), an Additional Borrower has merged with a Loan Party (other than Holdings) and is not the surviving entity, ceases to be a Subsidiary of Holdings or becomes an Excluded Subsidiary (other than an Immaterial Subsidiary) in accordance with the terms of this Agreement and a Borrower has delivered written notice to the First Lien Administrative Agent specifying in reasonable detail the reason that such Additional Borrower has become an Excluded Subsidiary, then such Additional Borrower shall be automatically released from its obligations under this Agreement and all other First Lien Loan Documents (including under Section 9.03 hereof and its obligations to pledge and grant any Collateral owned by it pursuant to any Security Document) without further action by any person, and First Lien Administrative Agent, First Lien Collateral Agent and the Lenders shall at the sole expense of the Borrower execute and deliver without recourse, representation or warranty all releases or other documents as are reasonably requested by the Borrower to effect and/or evidence such release, so long as the Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request in order to demonstrate compliance with this Agreement (which the Lenders authorize the Agents to rely upon in performing their obligations under this paragraph). SECTION 9.15 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other First Lien Loan Document), each of the Borrower and Holdings acknowledges and agrees that (i) (A) the arranging and other services regarding this -178- [EMEA_ACTIVE 302040156_13]

Agreement provided by the First Lien Administrative Agent, the Joint Lead Arrangers, the Issuing Banks and the Lenders are arm’s-length commercial transactions between the Borrower, Holdings and their respective Affiliates, on the one hand, and the First Lien Administrative Agent, the Joint Lead Arrangers, the Issuing Banks and the Lenders on the other hand, (B) each of the Borrower and Holdings has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrower and Holdings is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other First Lien Loan Documents; (ii) (A) each of the First Lien Administrative Agent, the Joint Lead Arrangers, the Issuing Banks and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary for the Borrower, Holdings, any of their respective Affiliates or any other Person and (B) none of the First Lien Administrative Agent, the Joint Lead Arrangers, the Issuing Banks and the Lenders has any obligation to the Borrower, Holdings or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other First Lien Loan Documents; and (iii) the First Lien Administrative Agent, the Joint Lead Arrangers, the Issuing Banks and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, Holdings and their respective Affiliates, and none of the First Lien Administrative Agent, the Joint Lead Arrangers, the Issuing Banks and the Lenders has any obligation to disclose any of such interests to the Borrower, Holdings or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and Holdings hereby waives and releases any claims that it may have against the First Lien Administrative Agent, the Joint Lead Arrangers, the Issuing Banks and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 9.16 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any First Lien Loan Document, the interest paid or agreed to be paid under the First Lien Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the First Lien Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged or received by the First Lien Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the obligations hereunder. SECTION 9.17 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other First Lien Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the First Lien Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Secured Parties hereunder or under the other First Lien Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the First Lien Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the First Lien Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the First Lien Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the First Lien Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the First Lien Administrative Agent in such currency, the First Lien Administrative Agent agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under Requirements of Law). -179- [EMEA_ACTIVE 302040156_13]

SECTION 9.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any First Lien Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any First Lien Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other First Lien Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.19 Intercreditor Agreement. (a) Each Secured Party hereby agrees that the First Lien Administrative Agent and/or First Lien Collateral Agent may enter into any intercreditor agreement and/or subordination agreement or amendment thereof pursuant to, or contemplated by, the terms of this Agreement (including with respect to Indebtedness permitted pursuant to Section 6.01, any applicable Liens on Collateral permitted pursuant to Section 6.02 and, in each case, together with the defined terms referenced therein) on its behalf and agrees to be bound by the terms thereof and, in each case, consents and agrees to the appointment of Goldman Sachs (or its affiliated designee, representative, agent or successor) on its behalf as collateral agent, respectively, thereunder. (b) Notwithstanding anything to the contrary in this Agreement or in any other First Lien Loan Document: (a) the Liens granted to the First Lien Collateral Agent in favor of the Secured Parties pursuant to the First Lien Loan Documents and the exercise of any right related to any Collateral shall be subject, in each case, to the terms of the Customary Intercreditor Agreements then in effect, (b) in the event of any conflict between the express terms and provisions of this Agreement or any other First Lien Loan Document, on the one hand, and of any Customary Intercreditor Agreements then in effect, on the other hand, the terms and provisions of the relevant Customary Intercreditor Agreements shall control, and (c) each Lender authorizes the First Lien Administrative Agent and/or the First Lien Collateral Agent to execute any such Customary Intercreditor Agreement (or amendment thereof) on behalf of such Lender, and such Lender agrees to be bound by the terms thereof. SECTION 9.20 Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the First Lien Administrative Agent and such Lender. SECTION 9.21 Acknowledgment Regarding Any Supported QFCs. To the extent that the First Lien Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported -180- [EMEA_ACTIVE 302040156_13]

QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the First Lien Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the First Lien Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the First Lien Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.21, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). SECTION 9.22 Acknowledgment of Issuing Lenders and Lenders. (a) Each Lender and Issuing Lender hereby agrees that (x) if the First Lien Administrative Agent notifies such Lender or Issuing Lender that the First Lien Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Lender from the First Lien Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or Issuing Lender (whether or not known to such Lender or Issuing Lender), and demands the return of such Payment (or a portion thereof), such Lender or Issuing Lender shall promptly, but in no event later than one Business Day thereafter, return to the First Lien Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Lender to the date such amount is repaid to the First Lien Administrative Agent at the greater of the NYFRB Rate and a rate determined by the First Lien Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender or Issuing Lender shall not assert, and hereby waives, as to the First Lien Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to -181- [EMEA_ACTIVE 302040156_13]

any demand, claim or counterclaim by the First Lien Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the First Lien Administrative Agent to any Lender or Issuing Lender under this Section 9.22 shall be conclusive, absent manifest error. (b) Each Lender or Issuing Lender hereby further agrees that if it receives a Payment from the First Lien Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the First Lien Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender or Issuing Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Lender shall promptly notify the First Lien Administrative Agent of such occurrence and, upon demand from the First Lien Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the First Lien Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Lender to the date such amount is repaid to the First Lien Administrative Agent at the greater of the NYFRB Rate and a rate determined by the First Lien Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender or Issuing Lender that has received such Payment (or portion thereof) for any reason, the First Lien Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other CreditLoan Party, except to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, compromised of funds received by the First Lien Administrative Agent from the Borrower or any other CreditLoan Party for the purpose of making such erroneous Payment. (d) Each party’s obligations under this Section 9.22 shall survive the resignation or replacement of the First Lien Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Credit Document. [Remainder of Page Intentionally Left Blank.] -182- [EMEA_ACTIVE 302040156_13]